    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 30, 1998
                                                       REGISTRATION NO. 33-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-14

                             REGISTRATION STATEMENT
                                     UNDER
                      THE SECURITIES ACT OF 1933      /X/

                            ------------------------

                       PRE-EFFECTIVE AMENDMENT NO.     / /

                       POST-EFFECTIVE AMENDMENT NO.    / /

                            ------------------------

                          DEAN WITTER GLOBAL DIVIDEND
                               GROWTH SECURITIES

               (Exact Name of Registrant as Specified in Charter)

                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                    (Address of Principal Executive Offices)

                                  212-392-2550
                        (Registrant's Telephone Number)

                                BARRY FINK, ESQ.
                             Two World Trade Center
                            New York, New York 10048
                    (Name and Address of Agent for Service)

                            ------------------------

                                    COPY TO:
                            STUART M. STRAUSS, ESQ.
                  Gordon Altman Butowsky Weitzen Shalov & Wein
                              114 West 47th Street
                            New York, New York 10036

                            ------------------------

    It is proposed that this filing will become effective on the thirtieth day after the date of filing, pursuant to Rule 488.

                    The Exhibit Index is located on page [ ]

    NO FILING FEE IS DUE BECAUSE THE REGISTRANT HAS PREVIOUSLY REGISTERED AN INDEFINITE NUMBER OF SHARES PURSUANT TO SECTION (A)(1) OF RULE 24F-2 (AS IN EFFECT AT THE TIME OF SUCH REGISTRATION) UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. THE REGISTRANT FILED THE RULE 24F-2 NOTICE, FOR ITS FISCAL YEAR ENDED MARCH 31, 1997, WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 1997.

    PURSUANT  TO  RULE  429,  THIS  REGISTRATION  STATEMENT  RELATES  TO  SHARES
PREVIOUSLY REGISTERED BY THE REGISTRANT ON FORM N-1A (REGISTRATION NOS. 33-59004; 811-7458).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   FORM N-14
                 DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
                             CROSS REFERENCE SHEET
            PURSUANT TO RULE 481(A) UNDER THE SECURITIES ACT OF 1933

PART A OF FORM N-14 ITEM NO.                                       PROXY STATEMENT AND PROSPECTUS HEADING
------------------------------------------------  -------------------------------------------------------------------------
     1(a)  .....................................  Cross Reference Sheet

      (b)  .....................................  Front Cover Page

      (c)  .....................................                                      *

     2(a)  .....................................                                      *

      (b)  .....................................  Table of Contents

     3(a)  .....................................  Fee Table

      (b)  .....................................  Synopsis

      (c)  .....................................  Principal Risk Factors

     4(a)  .....................................  The Reorganization

      (b)  .....................................  The Reorganization -- Capitalization Table (Unaudited)

     5(a)  .....................................  Registrant's Prospectus

      (b)  .....................................                                      *

      (c)  .....................................                                      *

      (d)  .....................................                                      *

      (e)  .....................................  Available Information

      (f)  .....................................  Available Information

     6(a)  .....................................  Prospectus of Dean Witter World Wide Investment Trust

      (b)  .....................................  Available Information

      (c)  .....................................                                      *

      (d)  .....................................                                      *

     7(a)  .....................................  Introduction -- Proxies

      (b)  .....................................                                      *

      (c)  .....................................  Introduction; The Reorganization -- Appraisal Rights

     8(a)  .....................................  The Reorganization

      (b)  .....................................                                      *

        9  .....................................                                      *


PART B OF FORM N-14 ITEM NO.                                     STATEMENT OF ADDITIONAL INFORMATION HEADING
------------------------------------------------  -------------------------------------------------------------------------

    10(a)  .....................................  Cover Page

      (b)  .....................................                                      *

       11  .....................................  Table of Contents

PART B OF FORM N-14 ITEM NO.                                     STATEMENT OF ADDITIONAL INFORMATION HEADING
------------------------------------------------  -------------------------------------------------------------------------
    12(a)  .....................................  Additional Information about Dean Witter Global Dividend Growth
                                                    Securities

      (b)  .....................................                                      *

      (c)  .....................................                                      *

    13(a)  .....................................  Additional Information about Dean Witter World Wide Investment Trust

      (b)  .....................................                                      *

      (c)  .....................................                                      *

       14  .....................................  Registrant's  Annual Report for the fiscal  year ended March 31, 1997 and
                                                    Registrant's  Semi-Annual  Report  for  the  six  month  period   ended
                                                    September  30, 1997; Dean  Witter World Wide  Investment Trust's Annual
                                                    Report for the fiscal year ended March 31, 1997 and Semi-Annual  Report for the six month period ended September 30, 1997.

PART C OF FORM N-14 ITEM NO.                                              OTHER INFORMATION HEADING
------------------------------------------------  -------------------------------------------------------------------------

       15  .....................................  Indemnification

       16  .....................................  Exhibits

       17  .....................................  Undertakings

------------------------

*   Not Applicable or negative answer

                    DEAN WITTER WORLD WIDE INVESTMENT TRUST
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (212) 392-2550

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 21, 1998

TO THE SHAREHOLDERS OF DEAN WITTER WORLD WIDE INVESTMENT TRUST:

    Notice is hereby given of a Special Meeting of the Shareholders of Dean Witter World Wide Investment Trust ("Dean Witter World Wide") to be held in Conference Room A, 44th Floor, Two World Trade Center, New York, New York 10048, at 9:00 A.M., New York time, on May 21, 1998, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated January 29, 1998 (the "Reorganization Agreement"), between Dean Witter World Wide and Dean Witter Global Dividend Growth Securities ("Dean Witter Global Dividend"), pursuant to which substantially all of the assets of Dean Witter World Wide would be combined with those of Dean Witter Global Dividend and shareholders of Dean Witter World Wide would become shareholders of Dean Witter Global Dividend receiving shares of Dean Witter Global Dividend with a value equal to the value of their holdings in Dean Witter World Wide (the "Reorganization"); and

2.  To act upon such other matters as may properly come before the Meeting.

    The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on February 27, 1998 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of Dean Witter World Wide recommends you vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

                                          By Order of the Board of Trustees,

                                          Barry Fink,
                                          SECRETARY

March   , 1998
YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                 DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                                 (212) 392-2550

                          ACQUISITION OF THE ASSETS OF
                    DEAN WITTER WORLD WIDE INVESTMENT TRUST

                        BY AND IN EXCHANGE FOR SHARES OF
                 DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES

    This Proxy Statement and Prospectus is being furnished to shareholders of Dean Witter World Wide Investment Trust ("Dean Witter World Wide") in connection with an Agreement and Plan of Reorganization, dated January 29, 1998 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Dean Witter World Wide will be combined with those of Dean Witter Global Dividend Growth Securities ("Dean Witter Global Dividend") in exchange for shares of Dean Witter Global Dividend. As a result of this transaction, shareholders of Dean Witter World Wide will become shareholders of Dean Witter Global Dividend and will receive shares of Dean Witter Global Dividend with a value equal to the value of their holdings in Dean Witter World Wide. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Dean Witter World Wide and Dean Witter Global Dividend, attached hereto as Exhibit A. The address of Dean Witter World Wide is that of Dean Witter Global Dividend set forth above. This Proxy Statement also constitutes a Prospectus of Dean Witter Global Dividend, which is dated February , 1998, filed by Dean Witter Global Dividend with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

    Dean Witter Global Dividend is an open-end diversified management investment company whose investment objective is to provide reasonable current income and long-term growth of income and capital. The fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in dividend-paying equity securities issued by issuers located in various countries throughout the world.

    This Proxy Statement and Prospectus sets forth concisely information about Dean Witter Global Dividend that shareholders of Dean Witter World Wide should know before voting on the Reorganization Agreement. A copy of the Prospectus for Dean Witter Global Dividend dated July 28, 1997, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Dean Witter Global Dividend's Annual Report for the fiscal year ended March 31, 1997 and the succeeding unaudited Semi-Annual Report for the six months ended September 30, 1997. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus (the "Additional Statement"), dated February , 1998, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Dean Witter World Wide's Prospectus, dated July 28, 1997, and Annual Report for its fiscal year ended March 31, 1997 and the succeeding unaudited Semi-Annual Report for the six months ended September 30, 1997. Such documents are available without charge by calling (212) 392-2550 or
(800) 526-3143 (TOLL FREE).

INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROXY STATEMENT AND PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        THIS PROXY STATEMENT AND PROSPECTUS IS DATED FEBRUARY   , 1998.

                               TABLE OF CONTENTS
                         PROXY STATEMENT AND PROSPECTUS

                                                                                                                      PAGE
                                                                                                                      -----

INTRODUCTION.....................................................................................................           1
  General........................................................................................................           1
  Record Date; Share Information.................................................................................           2
  Proxies........................................................................................................           2
  Expenses of Solicitation.......................................................................................           2
  Vote Required..................................................................................................           3
SYNOPSIS.........................................................................................................           3
  The Reorganization.............................................................................................           3
  Fee Table......................................................................................................           4
  Tax Consequences of the Reorganization.........................................................................           8
  Comparison of Dean Witter World Wide and Dean Witter Global Dividend...........................................           8
PRINCIPAL RISK FACTORS...........................................................................................          11
THE REORGANIZATION...............................................................................................          12
  The Proposal...................................................................................................          12
  The Board's Consideration......................................................................................          12
  The Reorganization Agreement...................................................................................          14
  Tax Aspects of the Reorganization..............................................................................          15
  Description of Shares..........................................................................................          17
  Capitalization Table (unaudited)...............................................................................          17
  Appraisal Rights...............................................................................................          17
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...................................................          18
  Investment Objectives and Policies.............................................................................          18
  Investment Restrictions........................................................................................          19
ADDITIONAL INFORMATION ABOUT DEAN WITTER WORLD WIDE
  AND DEAN WITTER GLOBAL DIVIDEND................................................................................          20
  General........................................................................................................          20
  Financial Information..........................................................................................          20
  Management.....................................................................................................          20
  Description of Securities and Shareholder Inquiries............................................................          20
  Dividends, Distributions and Taxes.............................................................................          20
  Purchases, Repurchases and Redemptions.........................................................................          20
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE......................................................................          21
FINANCIAL STATEMENTS AND EXPERTS.................................................................................          21
LEGAL MATTERS....................................................................................................          21
AVAILABLE INFORMATION............................................................................................          21
OTHER BUSINESS...................................................................................................          22
Exhibit A - Agreement and Plan of Reorganization, dated January 29, 1998, by and between
  Dean Witter World Wide and Dean Witter Global Dividend.........................................................         A-1

                    DEAN WITTER WORLD WIDE INVESTMENT TRUST
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (212) 392-2550

                            ------------------------

                         PROXY STATEMENT AND PROSPECTUS

                            ------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 21, 1998

                                  INTRODUCTION

GENERAL

    This Proxy Statement and Prospectus is being furnished to the shareholders of Dean Witter World Wide Investment Trust ("Dean Witter World Wide"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of Dean Witter World Wide (the "Board") of proxies to be used at the Special Meeting of Shareholders of Dean Witter World Wide to be held in Conference Room A, 44th Floor, Two World Trade Center, New York, New York 10048 at 9:00 A.M., New York time, on May 21, 1998, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this
Proxy Statement and Prospectus will be made on or about March   , 1998.

    At the Meeting, Dean Witter World Wide shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated January 29, 1998 (the "Reorganization Agreement"), between Dean Witter World Wide and Dean Witter Global Dividend Growth Securities ("Dean Witter Global Dividend") pursuant to which substantially all of the assets of Dean Witter World Wide will be combined with those of Dean Witter Global Dividend in exchange for shares of Dean Witter Global Dividend. As a result of this transaction, Shareholders will become shareholders of Dean Witter Global Dividend and will receive shares of Dean Witter Global Dividend equal to the value of their holdings in Dean Witter World Wide on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Dean Witter Global Dividend that corresponds to the class of shares of Dean Witter World Wide currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Dean Witter World Wide will receive Class A, Class B, Class C and Class D shares of Dean Witter Global Dividend, respectively. The shares to be issued by Dean Witter Global Dividend pursuant to the Reorganization (the "Dean Witter Global Dividend Shares") will be issued at net asset value without an initial sales charge. Further information relating to Dean Witter Global Dividend is set forth herein and in Dean Witter Global Dividend's current Prospectus, dated July 28, 1997 ("Dean Witter Global Dividend's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

    The information concerning Dean Witter World Wide contained herein has been supplied by Dean Witter World Wide and the information concerning Dean Witter Global Dividend contained herein has been supplied by Dean Witter Global Dividend.

RECORD DATE; SHARE INFORMATION

    The Board has fixed the close of business on February 27, 1998 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were shares of Dean Witter World Wide issued and outstanding. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

    [To the knowledge of the Board, as of the Record Date, no person owned of record or beneficially 5% or more of the outstanding shares of Dean Witter World Wide.] [As of the Record Date, the trustees and officers of Dean Witter World Wide, as a group, owned less than 1% of the outstanding shares of Dean Witter World Wide.]

    [To the knowledge of Dean Witter Global Dividend's Board of Trustees, as of the Record Date, no person owned of record or beneficially 5% or more of the outstanding shares of Dean Witter Global Dividend. As of the Record Date, the trustees and officers of Dean Witter Global Dividend, as a group, owned less than 1% of the outstanding shares of Dean Witter Global Dividend.]

PROXIES

    The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by:
(i) delivering written notice of revocation to the Secretary of Dean Witter World Wide at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

    In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Dean Witter World Wide present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.

EXPENSES OF SOLICITATION

    All expenses of the Reorganization, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), which expenses are expected to approximate $230,000. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of Dean Witter World Wide, and officers and regular employees of InterCapital and Dean Witter Trust FSB ("DWT"), personally or by mail, telephone, telegraph or otherwise, without compensation therefor. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies.

    DWT, an affiliate of InterCapital, may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. Dean Witter World Wide has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card. With respect to the solicitation of a telephonic vote by DWT, additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers, all of which would be borne by InterCapital.

VOTE REQUIRED

    Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (I.E., more than 50%) of the shares of Dean Witter World Wide represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Dean Witter World Wide will continue in existence and the Board will consider alternative actions.

                                    SYNOPSIS

    THE FOLLOWING IS A SYNOPSIS OF CERTAIN INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT AND PROSPECTUS. THIS SYNOPSIS IS ONLY A SUMMARY AND IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT AND PROSPECTUS AND THE REORGANIZATION AGREEMENT. SHAREHOLDERS SHOULD CAREFULLY REVIEW THIS PROXY STATEMENT AND PROSPECTUS AND THE REORGANIZATION AGREEMENT IN THEIR ENTIRETY AND, IN PARTICULAR, DEAN WITTER GLOBAL DIVIDEND'S PROSPECTUS, WHICH IS ATTACHED TO THIS PROXY STATEMENT AND INCORPORATED HEREIN BY REFERENCE.

THE REORGANIZATION

    The Reorganization Agreement provides for the transfer of substantially all the assets of Dean Witter World Wide, subject to stated liabilities, to Dean Witter Global Dividend in exchange for the Dean Witter Global Dividend Shares. The aggregate net asset value of the Dean Witter Global Dividend Shares issued in the exchange will equal the aggregate value of the net assets of Dean Witter World Wide received by Dean Witter Global Dividend. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Dean Witter World Wide will distribute the Dean Witter Global Dividend Shares received by Dean Witter World Wide to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Dean Witter World Wide and Dean Witter World Wide will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the

Reorganization, each Shareholder will receive that number of full and fractional Dean Witter Global Dividend Shares equal in value to such Shareholder's pro rata interest in the net assets of Dean Witter World Wide transferred to Dean Witter Global Dividend. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Dean Witter Global Dividend that corresponds to the class of shares of Dean Witter World Wide currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Dean Witter World Wide will become holders of Class A, Class B, Class C and Class D shares of Dean Witter Global Dividend, respectively. Shareholders holding their shares of Dean Witter World Wide in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Dean Witter Global Dividend; however, such Shareholders will not be able to redeem, transfer or exchange the Dean Witter Global Dividend Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

    FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF DEAN WITTER WORLD WIDE ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF DEAN WITTER WORLD WIDE AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

FEE TABLE

    Dean Witter World Wide and Dean Witter Global Dividend each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. On July 28, 1997, each of Dean Witter World Wide and Dean Witter Global Dividend began offering its shares in multiple classes, each with a different combination of sales charges, ongoing fees and other features. The following table illustrates expenses and fees that each class of shares of Dean Witter World Wide incurred during the fund's fiscal year ended March 31, 1997 adjusted, with respect to Class A, Class C and Class D shares of the fund, for the shareholder transaction expenses and 12b-1 fees in effect for such classes as of July 28, 1997. With respect to Dean Witter Global Dividend, the table sets forth expenses and fees based on the fund's March 31, 1997 fiscal year end, adjusted, with respect to Class A, Class C and Class D shares of the fund, for the shareholder transaction expenses and 12b-1 fees in effect for such classes as of July 28, 1997. The table also sets forth pro forma fees for the surviving combined fund (Dean Witter Global Dividend) reflecting what the fee schedule would have been on March 31, 1997, if the Reorganization had been consummated twelve (12) months prior to that date.

SHAREHOLDER TRANSACTION EXPENSES

MAXIMUM SALES CHARGE IMPOSED ON PURCHASES                                DEAN WITTER    DEAN WITTER     PRO FORMA
(AS A PERCENTAGE OF OFFERING PRICE)                                      WORLD WIDE   GLOBAL DIVIDEND   COMBINED
                                                                         -----------  ---------------  -----------
Class A................................................................       5.25%(1)        5.25%(1)      5.25%(1)
Class B................................................................        none           none           none
Class C................................................................        none           none           none
Class D................................................................        none           none           none


MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS
Class A................................................................        none           none           none
Class B................................................................        none           none           none
Class C................................................................        none           none           none
Class D................................................................        none           none           none

MAXIMUM CONTINGENT DEFERRED SALES CHARGE (AS A PERCENTAGE
OF THE LESSER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS)
Class A................................................................        none(2)         none(2)       none(2)
Class B................................................................       5.00%(3)        5.00%(3)      5.00%(3)
Class C................................................................       1.00%(4)        1.00%(4)      1.00%(4)
Class D................................................................        none           none           none

REDEMPTION FEES
Class A................................................................        none           none           none
Class B................................................................        none           none           none
Class C................................................................        none           none           none
Class D................................................................        none           none           none

EXCHANGE FEE
Class A................................................................        none           none           none
Class B................................................................        none           none           none
Class C................................................................        none           none           none
Class D................................................................        none           none           none

ANNUAL FUND OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS

                                                                         DEAN WITTER    DEAN WITTER     PRO FORMA
MANAGEMENT AND ADVISORY FEES                                             WORLD WIDE   GLOBAL DIVIDEND   COMBINED
                                                                         -----------  ---------------  -----------
Class A................................................................       1.00%          0.72%          0.71%(5)
Class B................................................................       1.00%          0.72%          0.71%(5)
Class C................................................................       1.00%          0.72%          0.71%(5)
Class D................................................................       1.00%          0.72%          0.71%(5)

12B-1 FEES(6)(7)
Class A................................................................       0.25%          0.25%          0.25%
Class B................................................................       1.00%(8)        0.84%(8)      0.87%(8)
Class C................................................................       1.00%          1.00%          1.00%
Class D................................................................        none           none           none

OTHER EXPENSES
Class A................................................................       0.36%          0.19%          0.20%
Class B................................................................       0.36%          0.19%          0.20%
Class C................................................................       0.36%          0.19%          0.20%
Class D................................................................       0.36%          0.19%          0.20%

TOTAL FUND OPERATING EXPENSES
Class A................................................................       1.61%          1.16%          1.16%
Class B................................................................       2.36%          1.75%          1.78%
Class C................................................................       2.36%          1.91%          1.91%
Class D................................................................       1.36%          0.91%          0.91%

(footnotes appear on following page)

------------------------

(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Purchase of Fund Shares -- Level Load Alternative -- Class C Shares" in each fund's Prospectus).

(5) This rate reflects the anticipated lower advisory fee of Dean Witter Global Dividend obtained by reaching a breakpoint in the advisory fee upon the combination of the two funds based upon Dean Witter World Wide's average net assets for the year ended March 31, 1997 and Dean Witter Global Dividend's average net assets for the year ended March 31, 1997, thus, a scaling down of the advisory fee to the effective advisory fee rate shown.

(6) The 12b-1 fee is accrued daily and payable monthly. With respect to each fund, the entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the class are currently characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to Dean Witter Distributors Inc. (the "Distributor") to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of each fund's shares (see "Description of Shares" below and "Purchase of Fund Shares -- Plan of Distribution" in each fund's Prospectus).

(7) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% 12b-1 fee (see "Description of Shares" below and "Purchase of Fund Shares -- Alternative Purchase Arrangements" in each fund's Prospectus).

(8) Although the formula for calculating the 12b-1 fees for the Class B shares is the same for both Funds, the application of the formula (1.0% of the lesser of average daily net sales or average daily net assets) results in lower annual fees on the existing assets of the Class B shares of Dean Witter Global Dividend. Upon the consummation of the Reorganization, the assets of Dean Witter World Wide are treated under the formula as new sales and a 1.0% rate is applied thereto. When combined with the existing assets of Dean Witter Global Dividend, the effect initially is a slight increase in the annual 12b-1 fees on the Class B shares of the combined fund.

HYPOTHETICAL EXPENSES

    To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. Assuming that an investor makes a $1,000 investment in either Dean Witter World Wide or Dean Witter Global Dividend or the new combined fund (Dean Witter Global Dividend), that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above, if the investment was redeemed at the end of each period shown below, the investor would incur the following expenses by the end of each period shown:

                                                                                       1 YEAR       3 YEARS      5 YEARS
                                                                                     -----------  -----------  -----------
Dean Witter World Wide
  Class A..........................................................................   $      68    $     101    $     136
  Class B..........................................................................   $      74    $     104    $     146
  Class C..........................................................................   $      34    $      74    $     126
  Class D..........................................................................   $      14    $      43    $      74
Dean Witter Global Dividend
  Class A..........................................................................   $      64    $      87    $     113
  Class B..........................................................................   $      68    $      85    $     115
  Class C..........................................................................   $      29    $      60    $     103
  Class D..........................................................................   $       9    $      29    $      50
Pro Forma Combined
  Class A..........................................................................   $      64    $      87    $     113
  Class B..........................................................................   $      68    $      86    $     116
  Class C..........................................................................   $      29    $      60    $     103
  Class D..........................................................................   $       9    $      29    $      51

                                                                                      10 YEARS
                                                                                     -----------
Dean Witter World Wide
  Class A..........................................................................   $     234
  Class B..........................................................................   $     270
  Class C..........................................................................   $     270
  Class D..........................................................................   $     163
Dean Witter Global Dividend
  Class A..........................................................................   $     186
  Class B..........................................................................   $     206
  Class C..........................................................................   $     223
  Class D..........................................................................   $     112
Pro Forma Combined
  Class A..........................................................................   $     186
  Class B..........................................................................   $     209
  Class C..........................................................................   $     223
  Class D..........................................................................   $     113

If such investment was not redeemed, the investor would incur the following expenses:

                                                                                       1 YEAR       3 YEARS      5 YEARS
                                                                                     -----------  -----------  -----------
Dean Witter World Wide
  Class A..........................................................................   $      68    $     101    $     136
  Class B..........................................................................   $      24    $      74    $     126
  Class C..........................................................................   $      24    $      74    $     126
  Class D..........................................................................   $      14    $      43    $      74
Dean Witter Global Dividend
  Class A..........................................................................   $      64    $      87    $     113
  Class B..........................................................................   $      18    $      55    $      95
  Class C..........................................................................   $      19    $      60    $     103
  Class D..........................................................................   $       9    $      29    $      50
Pro Forma Combined
  Class A..........................................................................   $      64    $      87    $     113
  Class B..........................................................................   $      18    $      56    $      96
  Class C..........................................................................   $      19    $      60    $     103
  Class D..........................................................................   $       9    $      29    $      51

                                                                                      10 YEARS
                                                                                     -----------
Dean Witter World Wide
  Class A..........................................................................   $     234
  Class B..........................................................................   $     270
  Class C..........................................................................   $     270
  Class D..........................................................................   $     163
Dean Witter Global Dividend
  Class A..........................................................................   $     186
  Class B..........................................................................   $     206
  Class C..........................................................................   $     223
  Class D..........................................................................   $     112
Pro Forma Combined
  Class A..........................................................................   $     186
  Class B..........................................................................   $     209
  Class C..........................................................................   $     223
  Class D..........................................................................   $     113

    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL OPERATING EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. LONG-TERM SHAREHOLDERS OF CLASS A, CLASS B AND CLASS C SHARES OF DEAN WITTER WORLD WIDE AND DEAN WITTER GLOBAL DIVIDEND MAY PAY MORE IN SALES CHARGES INCLUDING DISTRIBUTION FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NASD.

TAX CONSEQUENCES OF THE REORGANIZATION

    As a condition to the Reorganization, Dean Witter World Wide will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and that no gain or loss will be recognized by Dean Witter World Wide or the shareholders of Dean Witter World Wide for Federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.

COMPARISON OF DEAN WITTER WORLD WIDE AND DEAN WITTER GLOBAL DIVIDEND

    INVESTMENT OBJECTIVES AND POLICIES. Dean Witter World Wide and Dean Witter Global Dividend each are funds which seek investment opportunities throughout the world. The investment objective of Dean Witter World Wide is to seek to obtain total return on its assets primarily through long-term capital growth and to a lesser extent income. The investment objective of Dean Witter Global Dividend is to provide reasonable current income and long-term growth of income and capital. Both funds seek to achieve their objective by investing in a diversified portfolio of securities of companies located throughout the world. Dean Witter World Wide may invest in all types of common stocks, preferred stocks, convertible securities and other fixed income securities of domestic and foreign companies, international organizations and governments. Dean Witter World Wide may vary the allocation between common stocks and fixed income securities and there is no limitation on the percentage or amount of the fund's assets which may be invested for growth or income. Dean Witter Global Dividend has a stated policy of investing, under normal market conditions, at least 65% of its total assets in dividend-paying equity securities issued by issuers located in various countries throughout the world; the fund's investment portfolio is invested in at least three separate countries. Up to 35% of Dean Witter Global Dividend's assets may be invested in convertible debt securities, convertible preferred securities and fixed income securities issued by U.S. and foreign companies and governments. The processes by which each fund selects common stocks differ and are fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

    The investment policies of both funds are similar; the principal differences
between  them  are  more  fully   described  under  "Comparison  of   Investment
Objectives, Policies and Restrictions" below.

    The investment policies of both Dean Witter World Wide and Dean Witter Global Dividend are not fundamental and may be changed by their respective Boards of Trustees.

    INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. Dean Witter World Wide obtains management services from InterCapital, and sub-advisory investment services from Morgan Grenfell Investment Services Limited. ("Morgan Grenfell") pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement"). As compensation for such services, Dean Witter World Wide pays InterCapital monthly compensation calculated daily by applying the annual rate of 1.0% to the first $500 million of the fund's average net assets and 0.95% to the fund's average net assets exceeding $500 million. As compensation for the services provided pursuant to the Sub-Advisory Agreement between InterCapital and Morgan Grenfell, InterCapital pays Morgan Grenfell monthly compensation equal to 40% of the monthly compensation which InterCapital receives from the fund. Dean Witter Global Dividend also obtains investment management services from InterCapital. As compensation for such services, Dean Witter Global Dividend pays InterCapital monthly compensation calculated daily by applying the annual rate of 0.75% to the fund's average daily net assets not exceeding $1 billion; 0.725% to the portion of such daily net assets exceeding $1 billion, but not exceeding $1.5 billion; 0.70% to the portion of such daily net assets exceeding $1.5 billion, but not exceeding $2.5 billion; 0.675% to the portion of such daily net assets exceeding

$2.5 billion, but not exceeding $3.5 billion; and 0.65% to the portion of such daily net assets exceeding $3.5 billion. Each class of both funds' shares is subject to the same management fee rates applicable to the respective fund.

    Both Dean Witter World Wide and Dean Witter Global Dividend have adopted identical distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C Shares of each fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, each fund's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of (a) the average daily net sales of each respective fund's Class B shares or (b) the average daily net assets of Class B of each respective fund. The fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to both funds' Class D shares. For further information relating to the 12b-1 fees applicable to each class of Dean Witter Global Dividend's shares, see the section entitled "Purchase of Fund Shares" in Dean Witter Global Dividend's Prospectus, attached hereto. The Distributor also receives the proceeds of any contingent deferred sales charge ("CDSC") paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Dean Witter World Wide and Dean Witter Global Dividend are set forth below under "Purchases, Exchanges and Redemptions."

    OTHER SIGNIFICANT FEES. Both Dean Witter World Wide and Dean Witter Global Dividend pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

    PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).

    Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below (Class B shares of each fund purchased by certain qualified employer sponsored benefit plans are subject to a reduced CDSC schedule):

                                                          CLASS B SHARES OF DEAN WITTER WORLD WIDE
                                                                             AND
           YEAR SINCE PURCHASE PAYMENT MADE                      DEAN WITTER GLOBAL DIVIDEND
-------------------------------------------------------  -------------------------------------------
First..................................................                        5.0%
Second.................................................                        4.0%
Third..................................................                        3.0%
Fourth.................................................                        2.0%
Fifth..................................................                        2.0%
Sixth..................................................                        1.0%
Seventh and thereafter.................................                        none

    Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described in each fund's Prospectus).

    Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

    The CDSC charge is paid to the Distributor. Shares of Dean Witter Global Dividend and Dean Witter World Wide are distributed by the Distributor and offered by Dean Witter Reynolds Inc. and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of Dean Witter Global Dividend's shares, see the section entitled "Purchase of Fund Shares" in Dean Witter Global Dividend's Prospectus.

    Shares of each class of Dean Witter World Wide and Dean Witter Global Dividend may be exchanged for shares of the same class of any other Dean Witter Fund that offers its shares in more than one class, without the imposition of an exchange fee. Additionally, shares of each class of Dean Witter World Wide and Dean Witter Global Dividend may be exchanged for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and the five Dean Witter Funds that are money market funds (the foregoing nine funds are collectively referred to as the "Exchange Funds"), without the imposition of an exchange fee. Class A shares of Dean Witter World Wide and Dean Witter Global Dividend may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, and Class B shares of Dean Witter World Wide and Dean Witter Global Dividend may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., all without the imposition of an exchange fee. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund (Dean Witter Global Dividend).

    With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time a Dean Witter Global Dividend or Dean Witter World Wide shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Dean Witter World Wide and Dean Witter Global Dividend provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Dean Witter Global Dividend, see the section entitled "Shareholder Services" in Dean Witter Global Dividend's Prospectus.

    Shareholders of Dean Witter World Wide and Dean Witter Global Dividend may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both Dean Witter World Wide and Dean Witter Global Dividend offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Dean Witter World Wide and Dean Witter Global Dividend may redeem involuntarily, at net asset value, most accounts valued at less than $100.

    DIVIDENDS. Each fund declares dividends separately for each of its classes. Dean Witter World Wide pays dividends at least once per year from the net investment income of the fund and Dean Witter Global Dividend pays quarterly dividends from the net investment income of the fund. Both funds distribute net short-term and long-term capital gains, if any, at least annually. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.

                             PRINCIPAL RISK FACTORS

    The net asset value of Dean Witter Global Dividend and Dean Witter World Wide will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including movements in interest rates, which cannot be predicted. Dean Witter Global Dividend may invest up to 35% of its total assets in investment grade securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P"), or, if not rated, are determined to be of comparable quality by the Investment Manager. With respect to this 35% portion of its total assets, Dean Witter Global Dividend may invest in convertible securities that are rated below investment grade (I.E. Ba or lower by Moody's or BB or lower by S&P) although the fund will not invest in convertible securities rated lower than B by either Moody's or S&P or, if not rated are determined to be of comparable quality by the Investment Manager. Fixed-income securities rated Baa by Moody's or BBB by S&P, while considered investment grade, have speculative characteristics greater than those of more highly rated bonds and fixed-income securities rated Ba or BB or lower by Moody's and S&P, respectively, are considered to be speculative investments and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of securities with higher ratings. Dean Witter World Wide does not have any limitations with respect to the ratings of its fixed-income securities and, as such, all or a portion of the fund's total assets (depending upon the allocation of the portfolio between equity and fixed-income securities) may be invested in lower rated securities.

    Both funds may invest all or a portion of their assets in foreign securities and, as such, are subject to additional risks such as adverse political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Additionally, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts and brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S.

    Both funds may enter into foreign currency exchange contracts as a hedge against fluctuations in future foreign exchange rates, may enter into repurchase agreements, may purchase securities on a when-issued and delayed delivery basis, or on a when, as and if issued basis, and may enter into options and futures transactions for hedging purposes, all of which involve certain special risks.

    The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Investment Objectives and Policies -- Risk Considerations and Investment Practices" in the Prospectus of Dean Witter World Wide and in Dean Witter Global Dividend's Prospectus attached hereto and incorporated herein by reference.

                               THE REORGANIZATION

THE PROPOSAL

    The Board of Trustees of Dean Witter World Wide, including the Independent Trustees, having reviewed the financial position of Dean Witter World Wide and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Dean Witter World Wide and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Dean Witter World Wide.

THE BOARD'S CONSIDERATION

    At a meeting held on January 29, 1998, the Board, including all of the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Dean Witter World Wide and Dean Witter Global Dividend. The Board also considered other factors, including, but not limited to: the comparative investment performance and past growth in assets of Dean Witter World Wide and Dean Witter Global Dividend; the compatibility of the investment objectives, policies, restrictions and portfolios of Dean Witter World Wide and Dean Witter Global Dividend; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Dean Witter World Wide and Dean Witter Global Dividend in connection with the Reorganization.

    In recommending the Reorganization to Shareholders, the Board of Dean Witter World Wide considered that the Reorganization would have the following benefits to Shareholders:

    1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" should be lower on a percentage basis than the actual expenses per share of each corresponding class of Dean Witter World Wide. In part, this is because the current rate of the investment management fee payable by the surviving Dean Witter Global Dividend fund (0.71% of average daily net assets) would be lower than the rate of the investment management fee currently paid by Dean Witter World Wide (1.0% of average daily net assets). Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (E.G., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for each class of Dean Witter World Wide was higher (for its fiscal year ended March 31, 1997) than the expense ratio for each class of Dean Witter Global Dividend (for the fiscal year ended March 31, 1997).

    2. Shareholders would have a continued participation in a portfolio of primarily equity securities of issuers worldwide through investment in
Dean Witter Global Dividend, which has similar investment objectives, investment policies and restrictions to those of Dean Witter World Wide.

    3. Shareholders of Class B shares of Dean Witter World Wide would have lower annual asset-based distribution costs, currently 1.0% of net assets compared to 0.87% on a combined basis. The Board recognized that this benefit could change depending on how well the investments of the combined Fund performs.

    4. Neither Dean Witter World Wide nor Dean Witter Global Dividend will bear any expenses of consummating the Reorganization. InterCapital has agreed to bear all such expenses, including the costs of printing and distributing this proxy statement, other costs of holding a meeting of shareholders, and fees and expenses of outside counsel and independent auditors.

    The Board of Dean Witter World Wide recognized that the Fund would incur some transaction costs and realize capital losses on the sale of certain portfolio securities in order to make the portfolio acceptable to Dean Witter Global Dividend. However, InterCapital, the investment manager of both Funds, informed the Boards that the unrealized capital losses on the securities in question may have to be realized, in any event, with or without the Reorganization, and that proceeds of the sale of such securities could be put to use in investments that the Investment Manager considers to be more attractive. With respect to transaction costs for the portfolio changes of Dean Witter World Wide, the Board of Dean Witter World Wide believes such costs would be more than offset by the economic benefits that would accrue to Shareholders, as noted above.

    5. The Board also considered that the assets of Dean Witter Global Dividend grew from approximately $1.85 billion at its fiscal year end on March 31,
1995 to $3.5 billion on December 31, 1997. By comparison, the assets of Dean Witter World Wide declined during that same period from approximately $512 million to $327 million.

    6. The Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and no gain or loss will be recognized by Dean
Witter World Wide or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.

    7. The Board also took into consideration that absent the Reorganization, Dean Witter Global Dividend will continue to compete for investor funds directly with Dean Witter World Wide. The Reorganization should allow for more concentrated selling efforts to the benefit of both Dean Witter World Wide and Dean Witter Global Dividend shareholders and avoid the inefficiencies associated with the operation and distribution of two similar funds through the same sales organization.

    The Board of Trustees of Dean Witter Global Dividend, including a majority of the Independent Trustees of Dean Witter Global Dividend, also have determined that the Reorganization is in the best interests of Dean Witter Global Dividend and its shareholders and that the interests of existing shareholders of Dean Witter Global Dividend will not be diluted as a result thereof. The transaction will enable Dean Witter Global Dividend to acquire investment securities which are consistent with Dean Witter Global Dividend's investment objective, without the brokerage costs attendant to the purchase of such securities in the market and without any cost to effect the Reorganization itself. Also, the addition of assets to Dean Witter Global Dividend's portfolio may result in some of the economies of scale described above, including a further reduction in the investment management fee resulting from the addition of more assets at the lowest breakpoint rate in the fee schedule. Furthermore, like the shareholders of Dean Witter World Wide, the shareholders of Dean Witter Global Dividend may also realize an intangible benefit in having the Dean Witter sales organization concentrate its selling efforts on one rather than two similar funds, which may result in further economies of scale. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the Fund are sufficiently minor to warrant taking the opportunity to realize those benefits. With respect to the Class B shares, the Board recognized that, although the formula for calculating 12b-1 fees is the same for both Funds, the application of the formula results in lower annual fees for Dean Witter Global Dividend than for Dean Witter World Wide and that combining the two Funds would, at least initially, result in somewhat higher 12b-1 fees for the combined Fund, as noted above under "Synopsis -- Fee Table." The Board believes, however, that this relatively minor disadvantage would be offset by the other benefits of the Reorganization.

THE REORGANIZATION AGREEMENT

    The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

    The Reorganization Agreement provides that (i) Dean Witter World Wide will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Dean Witter World Wide as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Dean Witter Global Dividend on the Closing Date in exchange for the assumption by Dean Witter Global Dividend of stated liabilities of Dean Witter World Wide, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Dean Witter World Wide prepared by the Treasurer of Dean Witter World Wide as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of Dean Witter Global Dividend Shares; (ii) such Dean Witter Global Dividend Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Dean Witter World Wide would be dissolved; and (iv) the outstanding shares of Dean Witter World Wide would be canceled.

    The number of Dean Witter Global Dividend Shares to be delivered to Dean Witter World Wide will be determined by dividing the aggregate net asset value of each class of shares of Dean Witter World Wide acquired by Dean Witter Global Dividend by the net asset value per share of the corresponding class of shares of Dean Witter Global Dividend; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Dean Witter World Wide and Dean Witter Global Dividend may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of Dean Witter World Wide had an aggregate net asset value (not including any Cash Reserve of Dean Witter World Wide) of $100,000. If the net asset value per Class B share of Dean Witter Global Dividend were $10 per share at the close of business on the Valuation Date, the number of Class B shares to be issued would be 10,000 ($100,000 DIVIDED BY $10). These 10,000 Class B shares of Dean Witter Global Dividend would be distributed to the former Class B shareholders of Dean Witter World Wide. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

    On the Closing Date or as soon as practicable thereafter, Dean Witter World Wide will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Dean Witter Global Dividend Shares it receives. Each Shareholder will receive the class of shares of Dean Witter Global Dividend that corresponds to the class of shares of Dean Witter World Wide currently held by that Shareholder. Accordingly, the Dean Witter Global Dividend Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Dean Witter Global Dividend will be distributed to holders of Class A, Class B, Class C and Class D shares of Dean Witter World Wide, respectively. Dean Witter Global Dividend will cause its transfer agent to credit and confirm an appropriate number of Dean Witter Global Dividend Shares to each Shareholder. Certificates for Dean Witter Global Dividend Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Dean Witter Global Dividend. Shareholders who wish to receive certificates representing their Dean Witter Global Dividend Shares must, after receipt of their confirmations, make a written request to Dean Witter Global Dividend's transfer agent, Dean Witter Trust FSB, Harborside Financial Center, Jersey City, New

Jersey 07311. Shareholders of Dean Witter World Wide holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Dean Witter Global Dividend; however, such Shareholders will not be able to redeem, transfer or exchange the Dean Witter Global Dividend Shares received until the old certificates have been surrendered.

    The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Dean Witter World Wide or Dean Witter Global Dividend. The Reorganization Agreement may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting which would detrimentally affect the value of the shares of Dean Witter Global Dividend to be distributed. All expenses of the Reorganization, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by InterCapital, which expenses are not expected to exceed $230,000.

    The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Dean Witter World Wide and Dean Witter Global Dividend. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by [August 31, 1998,] any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

    Under the Reorganization Agreement, within one year after the Closing Date, Dean Witter World Wide shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former shareholders of Dean Witter World Wide that received Dean Witter Global Dividend Shares. Dean Witter World Wide shall be dissolved and deregistered as an investment company promptly following the distributions of shares of Dean Witter Global Dividend to Shareholders of record of Dean Witter World Wide.

    The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Dean Witter World Wide (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Dean Witter Global Dividend Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Dean Witter World Wide recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

    Shareholders will continue to be able to redeem their shares of Dean Witter World Wide at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Dean Witter World Wide thereafter will be treated as requests for redemption of shares of Dean Witter Global Dividend.

TAX ASPECTS OF THE REORGANIZATION

    At least one but not more than 20 business days prior to the Valuation Date, Dean Witter World Wide will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Dean Witter World Wide's investment company taxable income for all periods since the inception of Dean Witter World Wide through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Dean Witter World Wide's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

    The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). Dean Witter World Wide and Dean Witter Global Dividend have represented that, to their best knowledge, there is no plan or intention by Shareholders to redeem, sell, exchange or otherwise dispose of a number of Dean Witter Global Dividend Shares received in the transaction that would reduce Shareholders' ownership of Dean Witter Global Dividend Shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Dean Witter World Wide shares as of the same date. Dean Witter World Wide and Dean Witter Global Dividend have each further represented that, as of the Closing Date, Dean Witter World Wide and Dean Witter Global Dividend will qualify as regulated investment companies.

    As a condition to the Reorganization, Dean Witter World Wide and Dean Witter Global Dividend will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein that, based on certain assumptions, facts, the terms of the
Reorganization Agreement and additional representations set forth in the Reorganization Agreement or provided by Dean Witter World Wide and Dean Witter Global Dividend:

    1. The transfer of substantially all of Dean Witter World Wide's assets in exchange for the Dean Witter Global Dividend Shares and the assumption by
Dean Witter Global Dividend of certain stated liabilities of Dean Witter World Wide followed by the distribution by Dean Witter World Wide of the Dean Witter Global Dividend Shares to Shareholders in exchange for their Dean Witter World Wide shares will constitute a "reorganization" within the meaning of Section
368(a)(1) of the Code, and Dean Witter World Wide and Dean Witter Global Dividend will each be a "party to a reorganization" within the meaning of
Section 368 (b) of the Code;

    2. No gain or loss will be recognized by Dean Witter Global Dividend upon the receipt of the assets of Dean Witter World Wide solely in exchange for the Dean Witter Global Dividend Shares and the assumption by Dean Witter Global Dividend of the stated liabilities of Dean Witter World Wide;

    3. No gain or loss will be recognized by Dean Witter World Wide upon the transfer of the assets of Dean Witter World Wide to Dean Witter Global
Dividend in exchange for the Dean Witter Global Dividend Shares and the assumption by Dean Witter Global Dividend of the stated liabilities or upon the distribution of Dean Witter Global Dividend Shares to Shareholders in exchange for their Dean Witter World Wide shares;

    4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Dean Witter World Wide for the Dean Witter Global Dividend
Shares;

    5. The aggregate tax basis for the Dean Witter Global Dividend Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Dean Witter World Wide held by each such Shareholder immediately prior to the Reorganization;

    6. The holding period of the Dean Witter Global Dividend Shares to be received by each Shareholder will include the period during which the shares in Dean Witter World Wide surrendered in exchange therefor were held (provided such shares in Dean Witter World Wide were held as capital assets on the date of the Reorganization);

    7. The tax basis of the assets of Dean Witter World Wide acquired by Dean Witter Global Dividend will be the same as the tax basis of such assets to Dean Witter World Wide immediately prior to the Reorganization; and

    8. The holding period of the assets of Dean Witter World Wide in the hands of Dean Witter Global Dividend will include the period during which those assets were held by Dean Witter World Wide.

    SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

DESCRIPTION OF SHARES

    Dean Witter Global Dividend shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Dean Witter Global Dividend and transferable without restrictions and will have no preemptive rights. Class B shares of Dean Witter Global Dividend, like Class B shares of Dean Witter World Wide, have a conversion feature pursuant to which approximately ten (10) years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the 10 year period is calculated and the treatment of reinvested dividends, see "Purchase of Fund Shares" in each fund's Prospectus.

CAPITALIZATION TABLE (UNAUDITED)

    The following table sets forth the capitalization of Dean Witter Global Dividend and Dean Witter World Wide as of December 31, 1997 and on a pro forma combined basis as if the Reorganization had occurred on that date:

                                                                                 NET ASSET
                                                                      SHARES       VALUE
                     CLASS A                          NET ASSETS    OUTSTANDING  PER SHARE
--------------------------------------------------  --------------  -----------  ---------
Dean Witter World Wide............................  $      388,953       24,081   $16.15
Dean Witter Global Dividend.......................  $    8,377,715      642,793   $13.03
Combined Fund (pro forma).........................  $    8,766,668      672,644   $13.03


                     CLASS B
--------------------------------------------------
Dean Witter World Wide............................  $  299,820,595   18,629,400   $16.09
Dean Witter Global Dividend.......................  $3,554,812,091  272,562,930   $13.04
Combined Fund (pro forma).........................  $3,854,632,686  295,555,307   $13.04

                     CLASS C
--------------------------------------------------
Dean Witter World Wide............................  $       55,904        3,472   $16.10
Dean Witter Global Dividend.......................  $    6,946,214      533,294   $13.03
Combined Fund (pro forma).........................  $    7,002,118      537,584   $13.03

                     CLASS D
--------------------------------------------------
Dean Witter World Wide............................  $   27,160,112    1,679,087   $16.18
Dean Witter Global Dividend.......................  $   14,344,323    1,100,112   $13.04
Combined Fund (pro forma).........................  $   41,504,435    3,182,943   $13.04

APPRAISAL RIGHTS

    Shareholders  will  have  no  appraisal   rights  in  connection  with   the
Reorganization.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

    Dean Witter World Wide and Dean Witter Global Dividend each are funds which invest in securities of companies located throughout the world. The investment objective of Dean Witter World Wide is to obtain total return on its assets primarily through long-term capital growth and to a lesser extent income. The investment objective of Dean Witter Global Dividend is to provide reasonable current income and long-term growth of income and capital. Dean Witter World Wide seeks to achieve its objective by investing in a combination of common stocks, preferred stocks, convertible debt securities, bonds and other debt obligations of domestic and foreign companies and governments and international organizations worldwide. Dean Witter Global Dividend seeks to achieve its objective by investing at least 65% of its assets in dividend-paying equity securities issued by issuers located in various countries throughout the world.

    Dean Witter Global Dividend may invest up to 35% of its total assets in: (a) convertible debt securities, convertible preferred securities, U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities), fixed-income securities issued by foreign governments and international organizations, investment grade (Baa or higher by Moody's or BBB or higher by S&P) corporate debt securities and/or money market instruments when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on equity securities or when such holdings might be expected to reduce the volatility of the portfolio (for purposes of this provision, the term "total return" means the difference between the cost of a security and the aggregate of its market value and dividends received); or (b) in money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of sale of the fund's shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. There are no minimum rating or quality requirements with respect to convertible securities in which the fund may invest and, thus, all or some of such securities may be below investment grade. The fund will not, however, invest in any convertible security rated below B by either Moody's or S&P or, if unrated, is determined to be of comparable quality by the Investment Manager.

    Dean Witter World Wide may invest 100% of its assets in any combination of equity and fixed-income securities. There is no limitation on the percentage or amount of the fund's assets which may be invested for growth or income. Additionally, Dean Witter World Wide does not have any limitations with respect to the ratings of its fixed-income and convertible securities.

    Both funds may invest all of their assets in foreign securities, including securities of foreign issuers in the form of American Depository Receipts ("ADRs") or European Depository Receipts ("EDRs") although the portfolio of Dean Witter Global Dividend will be invested in at least three separate countries. Both funds may enter into forward foreign currency exchange contracts in connection with their foreign securities investments as a hedge against fluctuations in future foreign exchange rates.

    Both Dean Witter World Wide and Dean Witter Global Dividend may purchase and sell (write) options on portfolio securities denominated in either U.S. dollars or foreign currencies and on the U.S. dollar or foreign currencies which are or may be in the future listed on U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC options"), and may write covered call options on such securities without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated, to earn additional income and or to close out long call option positions. Both funds also may purchase listed and OTC call and put options in amounts equaling up to 5% of their respective total assets. Both funds may purchase call and put options to close out covered call or written put positions, as applicable, or to protect the value of the relevant security. Both funds may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities, on any currency ("currency" futures), on U.S. and foreign fixed-income securities ("interest rate" futures) and on such indexes of U.S. or foreign equity or fixed-income securities as may exist or come into being ("index" futures).

    Both Dean Witter Global Dividend and Dean Witter World Wide may (i) purchase securities on a when-issued or delayed delivery basis, (ii) purchase or sell securities on a forward commitment basis, (iii) purchase securities on a "when, as and if issued" basis, (iv) invest up to 10% of their respective total assets in shares of other investment companies or real estate investment trusts and (v) invest in zero coupon securities. Both funds may enter into repurchase agreements subject to certain procedures designed to minimize risks associated with such agreements. Dean Witter World Wide may invest up to 10% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or which are otherwise not readily marketable, whereas, Dean Witter Global Dividend has a 5% limit respecting investments in such securities; both funds do not include Rule 144A securities under these restrictions.

    Both Dean Witter Global Dividend and Dean Witter World Wide may invest part or all of their respective assets in money market instruments to maintain temporarily a "defensive" posture when, in the opinion of the funds' respective investment advisers, it is advisable to do so because of market conditions.

    The investment policies of both Dean Witter World Wide and Dean Witter Global Dividend are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Investment Objective and Policies" in each fund's Prospectus and "Investment Practices and Policies" in each fund's Statement of Additional Information.

INVESTMENT RESTRICTIONS

    The investment restrictions adopted by Dean Witter World Wide and Dean Witter Global Dividend as fundamental policies are substantially similar and are summarized under the caption "Investment Restrictions" in their respective Prospectuses and Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The differences are as follows: (a) Dean Witter World Wide has a fundamental restriction that it may not, as to 100% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, whereas Dean Witter Global Dividend is subject to a similar fundamental limitation with respect to 75% of its total assets; (b) both funds are prohibited from lending money or securities except by the purchase of portfolio securities in which the funds may invest consistent with their investment objectives and policies except that Dean Witter World Wide may lend securities in an amount not exceeding 10% of its total assets and Dean Witter Global Dividend may lend securities in an amount not exceeding 25% of its total assets, each amount at the time of the loan; (c) Dean Witter Global Dividend has a fundamental restriction that it may not, except for obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, invest more than 5% of the value of its total assets in securities of issuers having a record together with predecessors of less than three years of continuous operation whereas Dean Witter World Wide has no such limitation; and (d) Dean Witter World Wide may not invest more than 5% of the value of its net assets in warrants, including not more than 2% of such assets in warrants not listed on the New York or American Stock Exchange; Dean Witter Global Dividend has no such limitation.

    In addition, Dean Witter World Wide has a fundamental restriction that it may not invest in securities of any issuer if, in the exercise of reasonable diligence, the fund has determined that any officer or trustee of the fund or of the fund's investment manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; Dean Witter Global Dividend has no such limitation.

              ADDITIONAL INFORMATION ABOUT DEAN WITTER WORLD WIDE
                        AND DEAN WITTER GLOBAL DIVIDEND

GENERAL

    For a discussion of the organization and operation of Dean Witter Global Dividend and Dean Witter World Wide, see "The Fund and its Management," "Investment Objective and Policies," "Investment Restrictions" and "Prospectus Summary" in, and the cover page of, their respective Prospectuses.

FINANCIAL INFORMATION

    For certain financial information about Dean Witter Global Dividend and Dean Witter World Wide, see "Financial Highlights" and "Performance Information" in their respective Prospectuses.

MANAGEMENT

    For information about the respective Board of Trustees, investment manager, sub-adviser (in the case of Dean Witter World Wide) and the Distributor of Dean Witter Global Dividend and Dean Witter World Wide, see "The Fund and its Management" and "Investment Objective and Policies" in, and on the back cover of, their respective Prospectuses.

DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

    For a description of the nature and most significant attributes of shares of Dean Witter World Wide and Dean Witter Global Dividend, and information regarding shareholder inquiries, see "Additional Information" in their respective Prospectuses.

DIVIDENDS, DISTRIBUTIONS AND TAXES

    For a discussion of Dean Witter Global Dividend's and Dean Witter World Wide's policies with respect to dividends, distributions and taxes, see "Dividends, Distributions and Taxes" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."

PURCHASES, REPURCHASES AND REDEMPTIONS

    For a discussion of how Dean Witter Global Dividend's and Dean Witter World Wide's shares may be purchased, repurchased and redeemed, see "Purchase of Fund Shares", "Shareholder Services" and "Redemptions and Repurchases" in their respective Prospectuses.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

    For a discussion of Dean Witter Global Dividend's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended March 31, 1997 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of Dean Witter World Wide, see its Annual Report for its fiscal year ended March 31, 1997.

                        FINANCIAL STATEMENTS AND EXPERTS

    The financial statements of Dean Witter Global Dividend, for the year ended March 31, 1997, and Dean Witter World Wide, for the year ended March 31, 1997 that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part have been audited by Price Waterhouse LLP, independent accountants. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of Price Waterhouse LLP as experts in accounting and auditing.

                                 LEGAL MATTERS

    Certain legal matters concerning the issuance of shares of Dean Witter Global Dividend will be passed upon by Gordon Altman Butowsky Weitzen Shalov & Wein, New York, New York. Such firm will rely on Lane Altman & Owens as to matters of Massachusetts law.

                             AVAILABLE INFORMATION

    Additional information about Dean Witter World Wide and Dean Witter Global Dividend is available, as applicable, in the following documents which are incorporated herein by reference: (i) Dean Witter Global Dividend's Prospectus dated July 28, 1997, accompanying this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 6 to Dean Witter Global Dividend's Registration Statement on Form N-1A (File Nos. 33-59004; 811-7458);
(ii) Dean Witter Global Dividend's Annual Report for its fiscal year ended March 31, 1997 and its unaudited Semi-Annual Report for the six months ended September 30, 1997, accompanying this Proxy Statement and Prospectus; (iii) Dean Witter World Wide's Prospectus dated July 28, 1997, which Prospectus forms a part of Post-Effective Amendment No. 16 to Dean Witter World Wide's Registration Statement on Form N-1A (File Nos. 2-85148; 811-3800); and (iv) Dean Witter World Wide's Annual Report for the fiscal year March 31, 1997 and its unaudited Semi-Annual Report for the six months ended September 30, 1997. The foregoing documents may be obtained without charge by calling (212) 392-2550 or (800) 526-3143.

    Dean Witter World Wide and Dean Witter Global Dividend are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Dean Witter World Wide and Dean Witter Global Dividend which are of public record can be inspected and copied at public reference facilities maintained by the Commission at Room 1204, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549 and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                 OTHER BUSINESS

    Management of Dean Witter World Wide knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

                                          By Order of the Board of Trustees

                                          Barry Fink,
                                          SECRETARY

March   , 1998

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 29th day of January, 1998, by and between DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES, a Massachusetts business trust ("Dean Witter Global Dividend") and DEAN WITTER WORLD WIDE INVESTMENT TRUST, a Massachusetts business trust ("Dean Witter World Wide").

    This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Dean Witter Global Dividend of substantially all of the assets of Dean Witter World Wide in exchange for the assumption by Dean Witter Global Dividend of all stated liabilities of Dean Witter World Wide and the issuance by Dean Witter Global Dividend of shares of beneficial interest, par value $0.01 per share (the "Dean Witter Global Dividend Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Dean Witter World Wide in liquidation of Dean Witter World Wide as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  THE REORGANIZATION AND LIQUIDATION OF DEAN WITTER WORLD WIDE

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Dean Witter World Wide agrees to assign, deliver and otherwise transfer the Dean Witter World Wide Assets (as defined in paragraph 1.2) to Dean Witter Global Dividend and Dean Witter Global Dividend Growth agrees in exchange therefor to assume all of Dean Witter World Wide's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Dean Witter World Wide the number of Dean Witter Global Dividend Growth Shares, including fractional Dean Witter Global Dividend Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

    1.2 (a) The "Dean Witter World Wide Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Dean Witter World Wide, and any deferred or prepaid expenses shown as an asset on Dean Witter World Wide's books on the Valuation Date.

         (b) On or prior to the Valuation Date, Dean Witter World Wide will provide Dean Witter Global Dividend with a list of all of Dean Witter World Wide's assets to be assigned, delivered and otherwise transferred to Dean Witter Global Dividend and of the stated liabilities to be assumed by Dean Witter Global Dividend pursuant to this Agreement. Dean Witter World Wide reserves the right to sell any of the securities on such list but will not, without the prior approval of Dean Witter Global Dividend, acquire any additional securities other than securities of the type in which Dean Witter Global Dividend is permitted to invest and in amounts agreed to in writing by Dean Witter Global Dividend. Dean Witter Global Dividend will, within a reasonable time prior to the Valuation Date, furnish Dean Witter World Wide with a statement of Dean Witter Global Dividend's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Dean Witter Global Dividend's investment objective, policies and restrictions. In the event that Dean Witter World Wide holds any investments that Dean Witter Global Dividend is not permitted to hold, Dean Witter World Wide will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Dean Witter World Wide and Dean Witter Global Dividend, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Dean Witter Global Dividend with respect to such investments, Dean Witter World Wide if requested by Dean Witter Global Dividend will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

    1.3 (a) Dean Witter World Wide will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Dean Witter Global Dividend will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Dean Witter World Wide prepared by the Treasurer of Dean Witter World Wide as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

         (b) On the Valuation Date, Dean Witter World Wide may establish a cash reserve, which shall not exceed 5% of Dean Witter World Wide's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Dean Witter World Wide and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

    1.4 In order for Dean Witter World Wide to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Dean Witter World Wide will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

    1.5 On the Closing Date or as soon as practicable thereafter, Dean Witter World Wide will distribute Dean Witter Global Dividend Shares received by Dean Witter World Wide pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Dean Witter World Wide Shareholders"). Each Dean Witter World Wide Shareholder will receive the class of shares of Dean Witter Global Dividend that corresponds to the class of shares of Dean Witter World Wide currently held by that Dean Witter World Wide Shareholder. Accordingly, the Dean Witter Global Dividend Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Dean Witter Global Dividend will be distributed to holders of Class A, Class B, Class C and Class D shares of Dean Witter World Wide, respectively. Such distribution will be accomplished by an instruction, signed by Dean Witter World Wide's Secretary, to transfer Dean Witter Global Dividend Shares then credited to Dean Witter World Wide's account on the books of Dean Witter Global Dividend to open accounts on the books of Dean Witter Global Dividend in the names of the Dean Witter World Wide Shareholders and representing the respective pro rata number of Dean Witter Global Dividend Shares due such Dean Witter World Wide Shareholders. All issued and outstanding shares of Dean Witter World Wide simultaneously will be canceled on Dean Witter World Wide's books; however, share certificates representing interests in Dean Witter World Wide will represent a number of Dean Witter Global Dividend Shares after the Closing Date as determined in accordance with paragraph 2.3. Dean Witter Global Dividend will issue certificates representing Dean Witter Global Dividend Shares in connection with such exchange only upon the written request of a Dean Witter World Wide Shareholder.

    1.6 Ownership of Dean Witter Global Dividend Shares will be shown on the books of Dean Witter Global Dividend's transfer agent. Dean Witter Global Dividend Shares will be issued in the manner described in Dean Witter Global Dividend's current Prospectus and Statement of Additional Information.

    1.7 Any transfer taxes payable upon issuance of Dean Witter Global Dividend Shares in a name other than the registered holder of Dean Witter Global Dividend Shares on Dean Witter World Wide's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Dean Witter Global Dividend Shares are to be issued and transferred.

    1.8 Any reporting responsibility of Dean Witter World Wide is and shall remain the responsibility of Dean Witter World Wide up to and including the date on which Dean Witter World Wide is dissolved and deregistered pursuant to paragraph 1.9.

    1.9 Within one year after the Closing Date, Dean Witter World Wide shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Dean Witter World Wide as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). Dean Witter World Wide shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5.

    1.10 Copies of all books and records maintained on behalf of Dean Witter World Wide in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Dean Witter Global Dividend or their designee and Dean Witter Global Dividend or its designee shall comply with applicable record retention requirements to which Dean Witter World Wide is subject under the 1940 Act.

2.  VALUATION

    2.1 The value of the Dean Witter World Wide Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Dean Witter World Wide of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Dean Witter Global Dividend's then current Prospectus and Statement of Additional Information.

    2.2 The net asset value of a Dean Witter Global Dividend Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Dean Witter Global Dividend's then current Prospectus and Statement of Additional Information.

    2.3 The number of Dean Witter Global Dividend Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Dean Witter World Wide shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Dean Witter Global Dividend (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of Dean Witter World Wide shall not include the amount of the Cash Reserve.

    2.4 All computations of value shall be made by Dean Witter Services Company Inc. ("Services") in accordance with its regular practice in pricing Dean Witter Global Dividend. Dean Witter Global Dividend shall cause Services to deliver a copy of its valuation report at the Closing.

3.  CLOSING AND CLOSING DATE

    3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

    3.2 Portfolio securities held by Dean Witter World Wide and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Chase Manhattan Bank (the "Custodian"), as custodian for Dean
Witter Global Dividend, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Dean Witter World Wide to the Custodian for the account of Dean Witter Global Dividend on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Chase Manhattan Bank, Custodian for Dean Witter Global Dividend Growth Securities."

    3.3   In the  event that  on  the Valuation  Date, (a)  the New  York  Stock
Exchange  shall be closed to  trading or trading thereon  shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Dean Witter Global Dividend and Dean Witter World Wide, accurate appraisal of the value of the net assets of Dean Witter Global Dividend or the Dean Witter World Wide Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

    3.4 If requested, Dean Witter World Wide shall deliver to Dean Witter Global Dividend or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Dean Witter World Wide Shareholders and the number and percentage ownership of outstanding Dean Witter World Wide shares owned by each such Dean Witter World Wide Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Dean Witter World Wide Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Dean Witter Global Dividend shall issue and deliver to such Secretary a confirmation evidencing delivery of Dean Witter Global Dividend Shares to be credited on the Closing Date to Dean Witter World Wide or provide evidence satisfactory to Dean Witter World Wide that such Dean Witter Global Dividend Shares have been credited to Dean Witter World Wide's account on the books of Dean Witter Global Dividend. At the
Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.  COVENANTS OF DEAN WITTER GLOBAL DIVIDEND AND DEAN WITTER WORLD WIDE

    4.1 Except as otherwise expressly provided herein with respect to Dean Witter World Wide, Dean Witter Global Dividend and Dean Witter World Wide each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

    4.2 Dean Witter Global Dividend will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Dean Witter Global Dividend Shares ("Registration Statement"). Dean Witter World Wide will provide Dean Witter Global Dividend with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Dean Witter World Wide will further provide Dean Witter Global

Dividend with such other information and documents relating to Dean Witter Global Dividend as are reasonably necessary for the preparation of the Registration Statement.

    4.3 Dean Witter World Wide will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Dean Witter World Wide will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Dean Witter Global Dividend will furnish Dean Witter World Wide with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Dean Witter Global Dividend as is reasonably necessary for the preparation of the Proxy Materials.

    4.4 Dean Witter World Wide will assist Dean Witter Global Dividend in obtaining such information as Dean Witter Global Dividend reasonably requests concerning the beneficial ownership of Dean Witter World Wide shares.

    4.5 Subject to the provisions of this Agreement, Dean Witter Global Dividend and Dean Witter World Wide will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    4.6 Dean Witter World Wide shall furnish or cause to be furnished to Dean Witter Global Dividend within 30 days after the Closing Date a statement of Dean Witter World Wide's assets and liabilities as of the Closing Date, which statement shall be certified by Dean Witter World Wide's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Dean Witter World Wide shall furnish Dean Witter Global Dividend, in such form as is reasonably satisfactory to Dean Witter Global Dividend, a statement certified by Dean Witter World Wide's Treasurer of Dean Witter World Wide's earnings and profits for Federal income tax purposes that will be carried over to Dean Witter Global Dividend pursuant to Section 381 of the Code.

    4.7 As soon after the Closing Date as is reasonably practicable, Dean Witter World Wide (a) shall prepare and file all Federal and other tax returns and reports of Dean Witter World Wide required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

    4.8 Dean Witter Global Dividend agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.  REPRESENTATIONS AND WARRANTIES

    5.1 Dean Witter Global Dividend represents and warrants to Dean Witter World Wide as follows:

         (a) Dean Witter Global Dividend is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) Dean Witter Global Dividend is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of Dean Witter Global Dividend have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Dean Witter Global Dividend are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Dean Witter Global Dividend is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current Prospectus and Statement of Additional Information of Dean Witter Global Dividend conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) Dean Witter Global Dividend is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Dean Witter Global Dividend's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Dean Witter Global Dividend is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Dean Witter Global Dividend or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Dean Witter Global Dividend knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended March 31, 1997, of Dean Witter Global Dividend certified by Price Waterhouse LLP (copies of which have been furnished to Dean Witter World Wide), fairly present, in all materials respects, Dean Witter Global Dividend's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Dean Witter Global Dividend (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) All issued and outstanding Dean Witter Global Dividend Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Dean Witter Global Dividend's current Prospectus incorporated by reference in the Registration Statement. Dean Witter Global Dividend does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

         (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Dean Witter Global Dividend, and this Agreement constitutes a valid and binding obligation of Dean Witter Global Dividend enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Dean Witter Global Dividend's performance of this Agreement;

         (j) Dean Witter Global Dividend Shares to be issued and delivered to Dean Witter World Wide, for the account of the Dean Witter World Wide Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Dean Witter Global Dividend Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Dean Witter Global Dividend's current Prospectus incorporated by reference in the Registration Statement;

         (k) All material Federal and other tax returns and reports of Dean Witter Global Dividend required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Dean Witter Global Dividend's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, Dean Witter Global Dividend has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Dean Witter Global Dividend to continue to meet the requirements of Subchapter M of the Code;

         (m) Since March 31, 1997 there has been no change by Dean Witter Global Dividend in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

         (n) The information furnished or to be furnished by Dean Witter Global Dividend for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

         (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Dean Witter Global Dividend) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

    5.2 Dean Witter World Wide represents and warrants to Dean Witter Global Dividend as follows:

         (a) Dean Witter World Wide is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

         (b) Dean Witter World Wide is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

         (c) All of the issued and outstanding shares of beneficial interest of Dean Witter World Wide have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Dean Witter World Wide are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Dean Witter World Wide is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

         (d) The current Prospectus and Statement of Additional Information of Dean Witter World Wide conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) Dean Witter World Wide is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Dean Witter World Wide's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Dean Witter World Wide is a party or by which it is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Dean Witter World Wide or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Dean Witter World Wide knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

         (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Dean Witter World Wide for the year ended March 31, 1997, certified by Price Waterhouse LLP (copies of which have been or will be furnished to Dean Witter Global Dividend) fairly present, in all material respects, Dean Witter World Wide's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Dean Witter World Wide (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

         (h) Dean Witter World Wide has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

         (i) All issued and outstanding shares of Dean Witter World Wide are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Dean Witter World Wide's current Prospectus incorporated by reference in the Registration Statement. Dean Witter World Wide does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Dean Witter Global Dividend pursuant to paragraph 3.4;

         (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Dean Witter World Wide, and subject to the approval of Dean Witter World Wide's shareholders, this Agreement constitutes a valid and binding obligation of Dean Witter World Wide, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Dean Witter World Wide's performance of this Agreement;

         (k) All material Federal and other tax returns and reports of Dean Witter World Wide required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Dean Witter World Wide's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (l) For each taxable year since its inception, Dean Witter World Wide has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Dean Witter World Wide to continue to meet the requirements of Subchapter M of the Code;

         (m) At the Closing Date, Dean Witter World Wide will have good and valid title to the Dean Witter World Wide Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Dean Witter World Wide which have not settled prior to the Closing
Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Dean Witter Global Dividend will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

         (n) On the effective date of the Registration Statement, at the time of the meeting of Dean Witter World Wide's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Dean Witter Global Dividend Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Dean Witter World Wide for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

         (o) Dean Witter World Wide will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

         (p) Dean Witter World Wide has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

         (q) Dean Witter World Wide is not acquiring Dean Witter Global Dividend Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF DEAN WITTER WORLD WIDE

    The obligations of Dean Witter World Wide to consummate the transactions provided for herein shall be subject, at its election, to the performance by Dean Witter Global Dividend of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         6.1 All representations and warranties of Dean Witter Global Dividend contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    6.2 Dean Witter Global Dividend shall have delivered to Dean Witter World Wide a certificate of its President and Treasurer, in a form reasonably satisfactory to Dean Witter World Wide and dated as of the Closing Date, to the effect that the representations and warranties of Dean Witter Global Dividend made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Dean Witter World Wide shall reasonably request;

    6.3 Dean Witter World Wide shall have received a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Dean Witter
Global Dividend, dated as of the Closing Date, to the effect that:

         (a) Dean Witter Global Dividend is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Dean Witter Global Dividend is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Dean Witter Global Dividend and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Dean Witter World Wide, is a valid and binding obligation of Dean Witter Global Dividend enforceable against Dean Witter Global Dividend in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Dean Witter Global Dividend Shares to be issued to Dean Witter World Wide Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Additional Information" in Dean Witter Global Dividend's Prospectus), and no shareholder of Dean Witter Global Dividend has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Dean Witter Global Dividend's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Dean Witter Global Dividend of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

    6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to Dean Witter Global Dividend's 12b-1 plan of distribution from those described in Dean Witter Global Dividend's Prospectus and Statement of Additional Information dated July 28, 1997.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF DEAN WITTER GLOBAL DIVIDEND

    The obligations of Dean Witter Global Dividend to complete the transactions provided for herein shall be subject, at its election, to the performance by Dean Witter World Wide of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    7.1 All representations and warranties of Dean Witter World Wide contained in this Agreement shall be true and correct in all material respects as
of  the   date  hereof   and,  except   as   they  may   be  affected   by   the
transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    7.2 Dean Witter World Wide shall have delivered to Dean Witter Global Dividend at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Dean Witter Global Dividend and dated as of the Closing Date, to the effect that the representations and warranties of Dean Witter World Wide made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Dean Witter Global Dividend shall reasonably request;

    7.3 Dean Witter World Wide shall have delivered to Dean Witter Global Dividend a statement of the Dean Witter World Wide Assets and its liabilities, together with a list of Dean Witter World Wide's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Dean Witter World Wide;

    7.4 Dean Witter World Wide shall have delivered to Dean Witter Global Dividend within three business days after the Closing a letter from Price
Waterhouse LLP dated as of the Closing Date stating that (a) such firm has performed a limited review of the Federal and state income tax returns of Dean Witter World Wide for each of the last three taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of Dean Witter World Wide for the periods covered thereby, (b) for the period from March 31, 1998 to and including the Closing Date, such firm has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all materials respects for the satisfaction of all Federal, state and local tax liabilities for the period from March 31, 1998 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Dean Witter World Wide would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

    7.5 Dean Witter Global Dividend shall have received at the Closing a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Dean Witter World Wide, dated as of the Closing Date to the effect that:

         (a) Dean Witter World Wide is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Dean Witter World Wide is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Dean Witter World Wide and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Dean Witter Global Dividend, is a valid and binding obligation of Dean Witter World Wide enforceable against Dean Witter World Wide in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Dean Witter World Wide's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Dean Witter World Wide of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

    7.6 On the Closing Date, the Dean Witter World Wide Assets shall include no assets that Dean Witter Global Dividend, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF DEAN WITTER GLOBAL DIVIDEND AND DEAN WITTER WORLD WIDE

    The obligations of Dean Witter World Wide and Dean Witter Global Dividend hereunder are each subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Dean Witter World Wide in accordance with the provisions of Dean Witter World Wide's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Dean Witter Global Dividend;

    8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

    8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission  and of  state  Blue Sky  and securities  authorities,  including
"no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Dean Witter Global Dividend or Dean Witter World Wide to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Dean Witter Global Dividend or Dean Witter World Wide;

    8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

    8.5 Dean Witter World Wide shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Dean Witter World Wide Shareholders all of Dean Witter World Wide's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

    8.6 The parties shall have received a favorable opinion of the law firm of Gordon Altman Butowsky Weitzen Shalov & Wein (based on such representations as such law firm shall reasonably request), addressed to Dean Witter Global Dividend and Dean Witter World Wide, which opinion may be relied upon by the shareholders of Dean Witter World Wide, substantially to the effect that, for Federal income tax purposes:

         (a) The transfer of substantially all of Dean Witter World Wide's assets in exchange for Dean Witter Global Dividend Shares and the assumption by Dean Witter Global Dividend of certain stated liabilities of Dean Witter World Wide followed by the distribution by Dean Witter World Wide of Dean Witter Global Dividend

Shares to the Dean Witter World Wide Shareholders in exchange for their Dean Witter World Wide shares will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Dean Witter World Wide and Dean Witter Global Dividend will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code;

         (b) No gain or loss will be recognized by Dean Witter Global Dividend upon the receipt of the assets of Dean Witter World Wide solely in exchange for Dean Witter Global Dividend Shares and the assumption by Dean Witter Global Dividend of the stated liabilities of Dean Witter World Wide;

         (c) No gain or loss will be recognized by Dean Witter World Wide upon the transfer of the assets of Dean Witter World Wide to Dean Witter Global Dividend in exchange for Dean Witter Global Dividend Shares and the assumption by Dean Witter Global Dividend of the stated liabilities or upon the distribution of Dean Witter Global Dividend Shares to the Dean Witter World Wide Shareholders in exchange for their Dean Witter World Wide shares;

         (d) No gain or loss will be recognized by the Dean Witter World Wide Shareholders upon the exchange of the Dean Witter World Wide shares for Dean Witter Global Dividend Shares;

         (e) The aggregate tax basis for Dean Witter Global Dividend Shares received by each Dean Witter World Wide Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Dean Witter World Wide Shares held by each such Dean Witter World Wide Shareholder immediately prior to the Reorganization;

         (f) The holding period of Dean Witter Global Dividend Shares to be received by each Dean Witter World Wide Shareholder will include the period during which the Dean Witter World Wide Shares surrendered in exchange therefor were held (provided such Dean Witter World Wide Shares were held as capital assets on the date of the Reorganization);

         (g) The tax basis of the assets of Dean Witter World Wide acquired by Dean Witter Global Dividend will be the same as the tax basis of such assets to Dean Witter World Wide immediately prior to the Reorganization; and

         (h) The holding period of the assets of Dean Witter World Wide in the hands of Dean Witter Global Dividend will include the period during which those assets were held by Dean Witter World Wide.

    Notwithstanding anything herein to the contrary, neither Dean Witter Global Dividend nor Dean Witter World Wide may waive the conditions set forth in this paragraph 8.6.

9.  FEES AND EXPENSES

    9.1 (a) Dean Witter InterCapital Inc. ("InterCapital"), the investment manager to both Dean Witter World Wide and Dean Witter Global Dividend, shall bear all expenses incurred in connection with the carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

         (b) In the event the transactions contemplated herein are not consummated by reason of Dean Witter World Wide's or Dean Witter Global Dividend's being either unwilling or unable to go forward, each fund's only respective obligations hereunder shall be to reimburse InterCapital for all reasonable out-of-pocket fees and expenses incurred by InterCapital in connection with those transactions.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    10.1  This Agreement constitutes the entire agreement between the parties.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Dean Witter World Wide hereunder shall not survive the dissolution and complete liquidation of Dean Witter World Wide in accordance with Section 1.9.

11.  TERMINATION

    11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

         (a) by the mutual written consent of Dean Witter World Wide and Dean Witter Global Dividend;

         (b) by either Dean Witter Global Dividend or Dean Witter World Wide by notice to the other, without liability to the terminating party on account of such termination (providing the termination party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before [August 31, 1998;] or

         (c) by either Dean Witter Global Dividend or Dean Witter World Wide, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Dean Witter World Wide shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

    11.2  (a) Termination of this  Agreement pursuant to paragraphs 11.1 (a)  or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Dean Witter Global Dividend or Dean Witter World Wide, or the trustees or officers of Dean Witter Global Dividend or Dean Witter World Wide, to any other party or its trustees or officers.

         (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Dean Witter Global Dividend or Dean Witter World Wide, or the trustees or officers of Dean Witter Global Dividend or Dean Witter World Wide, except that any party in breach of this Agreement shall, upon demand, reimburse InterCapital for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.  AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the meeting of Dean Witter World Wide's shareholders called by Dean Witter World Wide pursuant to paragraph 4.3, no such amendment may have the effect of changing the provisions for determining the number of Dean Witter Global Dividend Shares to be issued to the Dean Witter World Wide Shareholders under this Agreement to the detriment of such Dean Witter World Wide Shareholders without their further approval.

13.  MISCELLANEOUS

    13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

    13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    13.5 The obligations and liabilities of Dean Witter Global Dividend hereunder are solely those of Dean Witter Global Dividend. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Dean Witter Global Dividend shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the directors of Dean Witter Global Dividend and signed by authorized officers of Dean Witter Global Dividend acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

    13.6 The obligations and liabilities of Dean Witter World Wide hereunder are solely those of Dean Witter World Wide. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Dean Witter World Wide shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Dean Witter World Wide and signed by authorized officers of Dean Witter World Wide acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

                                       DEAN WITTER WORLD WIDE INVESTMENT TRUST

                                       By:        /s/ Charles A. Fiumefreddo
                                         ---------------------------------------
                                         Name:  Charles A. Fiumefreddo

                                       Title:   President

                                       DEAN WITTER GLOBAL DIVIDEND GROWTH
                                       SECURITIES

                                       By:        /s/ Barry Fink
                                         ---------------------------------------
                                         Name:  Barry Fink

                                           Title:   Vice President

              PROSPECTUS
JULY 28, 1997

              Dean Witter Global Dividend Growth Securities (the "Fund") is an open-end, diversified management investment company whose investment objective is to provide reasonable current income and long-term growth of income and capital. The Fund invests primarily in common stock of issuers worldwide, with a record of paying dividends and the potential for increasing dividends. (See "Investment Objective and Policies.")

               The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of the Fund held prior to July 28, 1997 have been designated Class B shares. (See "Purchase of Fund Shares--Alternative Purchase Arrangements.")

               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated July 28, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

     DEAN WITTER DISTRIBUTORS INC.
      DISTRIBUTOR

      TABLE OF CONTENTS

Prospectus Summary/2
Summary of Fund Expenses/4
Financial Highlights/6
The Fund and its Management/7
Investment Objective and Policies/7
  Risk Considerations and Investment Practices/8
Investment Restrictions/15
Purchase of Fund Shares/15
Shareholder Services/26
Redemptions and Repurchases/29
Dividends, Distributions and Taxes/30
Performance Information/31
Additional Information/32

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Dean Witter Global Dividend
    Growth Securities
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

The               The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an
Fund              open-end, diversified management investment company. The Fund invests primarily in common stock of issuers worldwide, with a record of paying dividends and the potential for increasing dividends.
----------------------------------------------------------------------------------------------------------------------
Shares Offered    Shares of beneficial interest with $0.01 par value (see page 32). The Fund offers four Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 15-26).
----------------------------------------------------------------------------------------------------------------------
Minimum           The minimum initial investment for each Class is $1,000 ($100 if the account is opened through
Purchase          EasyInvest-SM-). Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and shares of funds for which Dean
                  Witter InterCapital Inc. serves as investment manager ("Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Fund and other Dean
                  Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is
                  $100 (see page 15).
----------------------------------------------------------------------------------------------------------------------
Investment        The investment objective of the Fund is to provide reasonable current income and long-term growth of
Objective         income and capital.
----------------------------------------------------------------------------------------------------------------------
Investment        Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the Fund, and its wholly-
Manager           owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies and other portfolios with assets of approximately $96.6 billion at June 30, 1997 (see page 7).
----------------------------------------------------------------------------------------------------------------------
Management        The Investment Manager receives a monthly fee at the annual rate of 0.75% of daily net assets,
Fee               scaled down on assets over $3.5 billion. This fee is higher than that paid by most other investment companies (see page 7.)
----------------------------------------------------------------------------------------------------------------------
Distributor       Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a distribution plan pursuant
and               to Rule 12b-1 under the Investment Company Act (the "12b-1 Plan") with respect to the distribution
Distribution      fees paid by the Class A, Class B and Class C shares of the Fund to the Distributor. The entire
Fee               12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of the National Association of Securities Dealers, Inc. guidelines.
                  The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 15 and 24).
----------------------------------------------------------------------------------------------------------------------
Alternative       Four classes of shares are offered:
Purchase
Arrangements      - Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan.
                  Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages 15, 19 and 24).

--------------------------------------------------------------------------------

                  - Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class
                  B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 1.0% of the lesser of: (a) the average daily net sales of the Fund's Class B shares or (b) the average daily net assets of Class B. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May,
                  2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 15, 21 and 24).

                  - Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the
                  Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class (see pages 15, 23 and 24).

                  - Class D shares are offered only to investors meeting an initial investment minimum of $5 million and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages 15 and 24).
----------------------------------------------------------------------------------------------------------------------
Dividends         Dividends from net investment income are paid quarterly. Capital gains, if any, are distributed at
and               least annually. The Fund may, however, determine to retain all or part of any net long-term capital
Capital Gains     gains in any year for reinvestment. Dividends and capital gains distributions paid on shares of a
Distributions     Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 26 and 30).
----------------------------------------------------------------------------------------------------------------------
Redemption        Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A,
                  Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account (see page 29).
----------------------------------------------------------------------------------------------------------------------
Risks             The net asset value of the Fund's shares will fluctuate with changes in market value of portfolio securities. It should be recognized that the foreign securities and markets in which the Fund invests pose different and greater risks than those customarily associated with domestic securities and their markets. The Fund may invest a portion of its assets in lower rated or unrated convertible securities. Dividends payable by the Fund will vary in relation to the amounts of dividends and interest earned on portfolio securities (see pages 8-14).
----------------------------------------------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                                   ELSEWHERE
        IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended March 31, 1997.

                                                                       CLASS A      CLASS B      CLASS C      CLASS D
                                                                     -----------  -----------  -----------  -----------
SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage of
 offering price)...................................................        5.25%(1)       None       None         None
Sales Charge Imposed on Dividend Reinvestments.....................        None         None         None         None
Maximum Contingent Deferred Sales Charge (as a percentage of
 original purchase price or redemption proceeds)...................        None(2)       5.00%(3)       1.00%(4)       None
Redemption Fees....................................................        None         None         None         None
Exchange Fee.......................................................        None         None         None         None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET
 ASSETS)
-------------------------------------------------------------------
Management Fees....................................................        0.72%        0.72%        0.72%        0.72%
12b-1 Fees (5) (6).................................................        0.25%        0.84%        1.00%        None
Other Expenses.....................................................        0.19%        0.19%        0.19%        0.19%
Total Fund Operating Expenses (7)..................................        1.16%        1.75%        1.91%        0.91%

------------
(1) REDUCED FOR PURCHASES OF $25,000 AND OVER (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").

(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CDSC OF 1.00% THAT WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").

(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER.

(4) ONLY APPLICABLE TO REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE (SEE "PURCHASE OF FUND SHARES-- LEVEL LOAD ALTERNATIVE--CLASS C SHARES").

(5) THE 12B-1 FEE IS ACCRUED DAILY AND PAYABLE MONTHLY. THE ENTIRE 12B-1 FEE PAYABLE BY CLASS A AND A PORTION OF THE 12B-1 FEE PAYABLE BY EACH OF CLASS B AND CLASS C EQUAL TO 0.25% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS ARE CURRENTLY EACH CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES AND ARE PAYMENTS MADE FOR PERSONAL SERVICE AND/OR MAINTENANCE OF SHAREHOLDER ACCOUNTS. THE REMAINDER OF THE 12B-1 FEE, IF ANY, IS AN ASSET-BASED SALES CHARGE, AND IS A DISTRIBUTION FEE PAID TO THE DISTRIBUTOR TO COMPENSATE IT FOR THE SERVICES PROVIDED AND THE EXPENSES BORNE BY THE DISTRIBUTOR AND OTHERS IN THE DISTRIBUTION OF THE FUND'S SHARES (SEE "PURCHASE OF FUND SHARES--PLAN OF DISTRIBUTION").

(6) UPON CONVERSION OF CLASS B SHARES TO CLASS A SHARES, SUCH SHARES WILL BE SUBJECT TO THE LOWER 12B-1 FEE APPLICABLE TO CLASS A SHARES. NO SALES CHARGE IS IMPOSED AT THE TIME OF CONVERSION OF CLASS B SHARES TO CLASS A SHARES. CLASS C SHARES DO NOT HAVE A CONVERSION FEATURE AND, THEREFORE, ARE SUBJECT TO AN ONGOING 1.00% DISTRIBUTION FEE (SEE "PURCHASE OF FUND SHARES--ALTERNATIVE PURCHASE ARRANGEMENTS").

(7) THERE WERE NO OUTSTANDING SHARES OF CLASS A, CLASS C OR CLASS D PRIOR TO THE DATE OF THIS PROSPECTUS. ACCORDINGLY, "TOTAL FUND OPERATING EXPENSES," AS SHOWN ABOVE WITH RESPECT TO THOSE CLASSES, ARE BASED UPON THE SUM OF 12B-1 FEES, MANAGEMENT FEES AND ESTIMATED "OTHER EXPENSES."

--------------------------------------------------------------------------------

EXAMPLES                                                                              1 YEAR       3 YEARS      5 YEARS
----------------------------------------------------------------------------------  -----------  -----------  -----------
You would pay the following expenses on a $1,000 investment assuming (1) a 5%
annual return and (2) redemption at the end of each time period:
    Class A.......................................................................   $      64    $      87    $     113
    Class B.......................................................................   $      68    $      85    $     115
    Class C.......................................................................   $      29    $      60    $     103
    Class D.......................................................................   $       9    $      29    $      50

You would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
    Class A.......................................................................   $      64    $      87    $     113
    Class B.......................................................................   $      18    $      55    $      95
    Class C.......................................................................   $      19    $      60    $     103
    Class D.......................................................................   $       9    $      29    $      50

EXAMPLES                                                                             10 YEARS
----------------------------------------------------------------------------------  -----------
You would pay the following expenses on a $1,000 investment assuming (1) a 5%
annual return and (2) redemption at the end of each time period:
    Class A.......................................................................   $     186
    Class B.......................................................................   $     206
    Class C.......................................................................   $     223
    Class D.......................................................................   $     112
You would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
    Class A.......................................................................   $     186
    Class B.......................................................................   $     206
    Class C.......................................................................   $     223
    Class D.......................................................................   $     112

    THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of Distribution" and "Redemptions and Repurchases."

    Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements and notes thereto and the report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares.

                                                                      FOR THE
                                                                       PERIOD
                                                                      JUNE 30,
                                                                       1993*
                                      FOR THE YEAR ENDED MARCH 31,    THROUGH
                                     ------------------------------    MARCH
                                       1997       1996       1995     31, 1994
                                     --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
   period..........................  $  12.86   $  11.41   $  10.81   $ 10.00
                                     --------   --------   --------   --------
  Net investment income............      0.12       0.13       0.14      0.05
  Net realized and unrealized
   gain............................      1.44       1.96       0.88      0.84
                                     --------   --------   --------   --------
  Total from investment
   operations......................      1.56       2.09       1.02      0.89
                                     --------   --------   --------   --------
  Less dividends and distributions
   from:
    Net investment income..........     (0.13)     (0.15)     (0.14)    (0.05)
    Net realized gain..............     (0.99)     (0.49)     (0.28)    (0.03)
                                     --------   --------   --------   --------
  Total dividends and
   distributions...................     (1.12)     (0.64)     (0.42)    (0.08)
                                     --------   --------   --------   --------
  Net asset value, end of period...  $  13.30   $  12.86   $  11.41   $ 10.81
                                     --------   --------   --------   --------
                                     --------   --------   --------   --------
TOTAL INVESTMENT RETURN+...........    12.58%     18.77%      9.60%   8.89%(1)
  Ratios to average net assets:
    Expenses.......................     1.75%      1.85%      1.97%   2.03%(2)
    Net investment income..........     0.93%      1.05%      1.22%   0.66%(2)
SUPPLEMENTAL DATA:
  Net assets, end of period, in
   millions........................    $3,038     $2,434     $1,854     $1,121
  Portfolio turnover rate..........       40%        40%        32%     21%(1)
  Average commission rate paid.....   $0.0289    $0.0311         --        --

---------------
* COMMENCEMENT OF OPERATIONS.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
  ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Dean Witter Global Dividend Growth Securities (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on January 12, 1993.

    Dean Witter InterCapital, Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies, thirty of which are listed on the New York Stock Exchange, with combined total assets of approximately $93.1 billion as of June 30, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3.5 billion at such date.

    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services to the Fund.

    The Fund's Trustees review the various services provided by the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.75% to the Fund's net assets, scaled down at various asset levels to 0.65% on assets over $3.5 billion. This fee is higher than that paid by most other investment companies.

    For the fiscal year ended March 31, 1997, the Fund accrued total compensation to the Investment Manager amounting to 0.72% of the Fund's average daily net assets and the Fund's total expenses amounted to 1.75% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is to provide reasonable current income and long-term growth of income and capital. This objective is fundamental and may not be changed without shareholder approval. There is no assurance that the objective will be achieved. The Fund seeks to achieve its investment objective primarily through investments in common stock of issuers worldwide, with a record of paying dividends and the potential for increasing dividends.

    The Fund will invest at least 65% of its total assets in dividend-paying equity securities issued by issuers located in various countries around the world. The Fund's investment portfolio will also be invested in at least three separate countries.

    The Fund will maintain a flexible investment policy and, based on a worldwide investment strategy, will invest in a diversified portfolio of securities of companies located throughout the world. The Investment Manager will seek those companies which have, in its opinion, a strong record of earnings. The percentage of the Fund's assets invested in particular geographic sectors will shift from time to time in accordance with the judgement of the Investment Manager.

    Up to 35% of the value of the Fund's total assets may be invested in: (a) convertible debt securities, convertible preferred securities, U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities), fixed-income securities issued by foreign governments and international organizations, investment grade corporate debt securities and/or money market instruments when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on equity securities or when such holdings might be expected to reduce the volatility of the portfolio (for purposes of this provision, the term "total return" means the difference between the cost of a security and the aggregate of its market value and dividends received); or (b) in money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of sale of the Fund's shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. There are no minimum rating or quality requirements with respect to convertible securities in which the Fund may invest and, thus, all or some of such securities may be below investment grade.

    The term investment grade consists of debt instruments rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") or, if not rated, determined to be of comparable quality by the Investment Manager. Investments in securities rated either Baa by Moody's or BBB by S&P have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a debt instrument held by the Fund is subsequently downgraded below investment grade by a rating agency, the Fund will retain such security in its portfolio until the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Fund. In the event that such downgraded securities constitute 5% or more of the Fund's net assets, the Investment Manager will sell immediately sufficient securities to reduce the total to below 5%.

    Notwithstanding the Fund's investment objective of seeking reasonable current income and long-term growth of income and capital, the Fund may, for defensive purposes, without limitation, invest in: obligations of the United States Government, its agencies or instrumentalities; cash and cash equivalents in major currencies; repurchase agreements; zero coupon securities; money market instruments; and commercial paper.

    The Fund may also invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

RISK CONSIDERATIONS AND INVESTMENT PRACTICES

    FOREIGN SECURITIES. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward contracts (described below). The Fund will incur certain costs in connection with these currency transactions.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. To the extent the Fund purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions and future international political and economic developments which might adversely affect the payment of principal or interest.

    Certain of the foreign markets in which the Fund may invest will be emerging markets. These new and incompletely formed markets will have increased risk levels above those occasioned by investing in foreign markets generally. The types of these risks are set forth above. The Fund's management will take cognizance of these risks in allocating any of the Fund's investments in either fixed-income or equity securities issued by issuers in emerging market countries.

    LOWER RATED CONVERTIBLE SECURITIES. A portion of the convertible securities in which the Fund may invest will generally be below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Investment grade is generally considered to be debt securities rated BBB or higher by S&P or Baa or higher by Moody's. Convertible securities rated Baa by Moody's or BBB by S&P have speculative characteristics greater than those of more highly rated convertible securities, while con-vertible securities rated Ba or BB or lower by Moody's and S&P, respectively, are considered to be speculative investments. The Fund will not invest in convertible securities that are rated lower than B by S&P or Moody's or, if not rated, determined to be of comparable quality by the Investment Manager. The Fund will not invest in convertible securities that are in default in payment of principal or interest. The ratings of convertible securities by Moody's and S&P are a generally accepted barometer of credit risk. However, as the creditworthiness of issuers of lower-rated securities is more problematical than that of issuers of higher-rated securities, the achievement of the Fund's investment objective will be more dependent upon the Investment Manager's own credit analysis than would be the case with a mutual fund investing primarily in higher quality securities. The Investment Manager will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security currently held by the Fund or potentially purchasable by the Fund for its portfolio.

    Because of the special nature of the Fund's permitted investments in lower rated convertible securities, the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. Historically, the prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a convertible security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a corresponding volatility in the net asset value of a share of the Fund.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with its foreign securities investments.

    A forward contract involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

    The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase (by the Fund or the counterparty) and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    At other times, when, for example, the Fund's Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's securities holdings (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Investment Manager when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

    In addition, when the Fund's Investment Manager anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Fund may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

    In all of the above circumstances, if the currency in which the Fund securities holdings (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager. The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code (the "Code") requirements relating to qualifications as a regulated investment company (see "Dividends, Distributions and Taxes").

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

    PRIVATE PLACEMENTS. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    INVESTMENT IN OTHER INVESTMENT VEHICLES. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company. The Fund may not own more than 3% of the outstanding voting stock of any investment company. In addition, the Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in other investment companies may be the sole or most practical means by which the Fund may participate in certain securities markets, and investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in an investment company or real estate investment trust, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in other investment companies and in real estate investment trusts.

    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

OPTIONS AND FUTURES TRANSACTIONS

    The Fund may purchase and sell (write) call and put options on portfolio securities which are denominated in either U.S. dollars or foreign currencies and on the U.S. dollar and foreign currencies, which are or may in the future be listed on several U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC options"). OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.

    The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated (although such hedge is limited to the value of the premium received), to close out long call option positions and to generate income. The Fund may write covered put options, under which the Fund incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election.

    The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options.

    The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities, on any currency ("currency" futures), on U.S. and foreign fixed-income securities ("interest rate" futures) and on such indexes of U.S. or foreign equity or fixed-income securities as may exist or come into being ("index" futures). The Fund may purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund may purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices (or the currency in which they are denominated.) As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund also may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

    New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

    RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options may generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    Futures contracts and options transactions may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. See the Statement of Additional Information for a further discussion of risks.

PORTFOLIO MANAGEMENT

    The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), and other broker-dealer affiliates of the Investment Manager, and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant.

    The Fund is managed within InterCapital's Growth and Income Group, which manages 22 equity funds and fund portfolios, with approximately $27.4 billion in assets at June 30, 1997. Paul D. Vance, Senior Vice President of InterCapital and a member of InterCapital's Growth and Income Group, has been the primary portfolio manager of the Fund since its inception. Mr. Vance has been managing portfolios comprised of equity securities at InterCapital for over five years.

    Although the Fund does not engage in substantial short-term trading as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held, in accordance with the investment policies described earlier. Orders for transactions in portfolio securities are placed for the Fund with a number of brokers and dealers, including DWR and other brokers and dealers that are affiliates of the Investment Manager. The Fund may incur brokerage commissions on transactions conducted through such affiliates. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

   1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

   2. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

   3. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

   4. As to 75% of its total assets, purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any issuer.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

    The Fund offers each Class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers which have entered into agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million, and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

    The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Global Dividend Growth Securities, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent.

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Redemptions and Repurchases"). Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund at the time of their sale by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive non-cash compensation in the form of trips to educational and/or business seminars and merchandise as special sales incentives. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

    The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

    Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

    Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

    CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

    CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

    After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

    CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."
    CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."
    SELECTING A PARTICULAR CLASS. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:
    The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

    Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

    For the purpose of meeting the $5 million minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.

    Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

    Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

                                         CONVERSION
  CLASS     SALES CHARGE    12B-1 FEE      FEATURE
    A      Maximum 5.25%        0.25%        No
           initial sales
           charge reduced
           for purchases
           of $25,000 and
           over; shares
           sold without an
           initial sales
           charge
           generally
           subject to a
           1.0% CDSC
           during first
           year.
    B      Maximum 5.0%         1.0%    B shares
           CDSC during the              convert to A
           first year                   shares
           decreasing to 0              automatically
           after six years              after
                                        approximately
                                        ten years
    C      1.0% CDSC            1.0%         No
           during first
           year
    D           None           None          No

    See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

    Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

    The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                          SALES CHARGE
                           ------------------------------------------
                              PERCENTAGE OF          APPROXIMATE
    AMOUNT OF SINGLE         PUBLIC OFFERING    PERCENTAGE OF AMOUNT
       TRANSACTION                PRICE               INVESTED
-------------------------  -------------------  ---------------------
Less than $25,000........           5.25%                 5.54%
$25,000 but less
     than $50,000........           4.75%                 4.99%
$50,000 but less
     than $100,000.......           4.00%                 4.17%
$100,000 but less
     than $250,000.......           3.00%                 3.09%
$250,000 but less
     than $1 million.....           2.00%                 2.04%
$1 million and over......              0                     0

    Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of
Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

    COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

    RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares equal to at least $5 million, such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative-- Class D Shares" below.

    The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

    LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

    ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

   (1) trusts for which Dean Witter Trust Company ("DWTC") or Dean Witter Trust FSB ("DWTFSB") (each of which is an affiliate of the Investment Manager) provides discretionary trustee services;

   (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees and restrictions on transferability of Fund shares);

   (3) retirement plans qualified under Section 401(k) of the Internal Revenue Code ("401(k) plans") and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code with at least 200 eligible employees and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper;

   (4) 401(k) plans and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

   (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

   (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

    No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

    For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE-- CLASS B SHARES

    Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

    Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

           YEAR SINCE                     CDSC AS A
            PURCHASE                    PERCENTAGE OF
          PAYMENT MADE                 AMOUNT REDEEMED
---------------------------------  -----------------------
First............................              5.0%
Second...........................              4.0%
Third............................              3.0%
Fourth...........................              2.0%
Fifth............................              2.0%
Sixth............................              1.0%
Seventh and thereafter...........              None

    In the case of Class B shares of the Fund held by 401 (k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:

           YEAR SINCE
            PURCHASE               CDSC AS A PERCENTAGE OF
          PAYMENT MADE                 AMOUNT REDEEMED
---------------------------------  -----------------------
First............................              2.0%
Second...........................              2.0%
Third............................              1.0%
Fourth and thereafter............              None

    CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption; and
(iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (B) distributions from an IRA or 403(b) Custodial
Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and

   (3) all redemptions of shares held for the benefit of a participant in a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper ("Eligible Plan"), provided that either: (A) the plan continues to be an Eligible Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

    CONVERSION TO CLASS A SHARES. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

    If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

    Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

    Class B shares purchased before July 28, 1997 by trusts for which DWTC or DWTFSB provides discretionary trustee services will convert to Class A shares on or about August 29, 1997. The CDSC will not be applicable to such shares.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

    Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applica-ble to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES

    Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs, which may include termination fees and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

    For the fiscal year ended March 31, 1997, Class B shares of the Fund accrued payments under the Plan amounting to $22,941,076, which amount is equal to 0.84% of the Fund's average daily net assets for the fiscal year. The payments accrued under the Plan were calculated pursuant to clause (a) of the compensation formula under the Plan. All shares held prior to July 28, 1997 have been designated Class B shares.

    In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $69,361,411 at March 31, 1997, which was equal to 2.28% of the net assets of the Fund on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and

(2) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

    Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Dean Witter Funds), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Fund's Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The
With-
drawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25 or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, eligible Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

    Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter High Income Securities and Dean Witter National Municipal Trust, which are Dean Witter Funds offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, any CDSC Fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Dean Witter Multi-Class Funds, FSC Funds or CDSC Funds or any Exchange Fund that is not a money market fund can be effected on the same basis.

    No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-

Class Fund or shares of a CDSC Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of a CDSC Fund (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for Class B shares of another Dean Witter Multi-Class Fund or shares of a CDSC Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

    ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/ or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice of the shareholder not later than ten days following such shareholder's most recent exchange.

    The Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain one and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or other Selected Broker-Dealers but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience with the Dean Witter Funds in the past.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption along with any additional documentation required by the Transfer Agent.

    REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR and other Selected Broker-Dealers, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed upon redemption by either the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances; e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

    INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, on sixty days' notice and at net asset value, the shares (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) of any shareholder whose shares have a value of less than $100 as a result of redemptions or repurchases or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends separately for each Class of shares and intends to pay quarterly income dividends and to distribute net short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

    All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

    TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Code, it is not expected that the Fund will be required to pay any Federal income tax on any such income and capital gains, other than any tax resulting from investing in passive foreign investment companies, as discussed below. Shareholders will normally have to pay Federal income taxes, and any state and local income taxes, on the dividends and distributions they receive from the Fund.

    Distributions of net investment income and net short-term capital gains are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior year. Some part of such dividends and distributions may be eligible for the Federal dividends received deduction available to the Fund's corporate shareholders.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

    After the end of the calendar year, shareholders will receive full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of dividends eligible for the Federal dividends received deduction available to corporations. To avoid being subject to a 31% Federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and makes the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes to enable shareholders to claim United States foreign tax credits or deductions with respect to such taxes. In the absence of such an election, the Fund would deduct foreign taxes in computing the amount of its distributable income.

    Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one year, as well as over the life of the Fund. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations, such as mutual fund performance rankings of Lipper Analytical Services, Inc.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

    MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

Dean Witter
Global Dividend Growth Securities
Two World Trade Center
New York, New York 10048

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and
General Counsel
Paul D. Vance
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN
The Chase Manhattan Bank
One Chase Plaza
New York, New York 10081

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.

DEAN WITTER
GLOBAL DIVIDEND
GROWTH SECURITIES

                               [PHOTO]
                                                     PROSPECTUS -- JULY 28, 1997

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES  TWO WORLD TRADE CENTER, NEW YORK,
                                               NEW YORK 10048
LETTER TO THE SHAREHOLDERS MARCH 31, 1997

DEAR SHAREHOLDER:

Once again, we are pleased to report that the most recent twelve-month period has been a rewarding one for global investors, with most developed world equity markets recording double-digit returns. This was the result of a very favorable economic environment in which relatively benign inflation and low interest rates throughout the world's largest markets led to greater earnings growth for companies operating in those countries.

PERFORMANCE AND PORTFOLIO

For the twelve-month period ended March 31, 1997, Dean Witter Global Dividend Growth Securities provided a total return of 12.58 percent compared to 7.68 percent for the Morgan Stanley Capital International World Index (MSCI World Index) and 11.85 percent for the Lipper Global Funds Index. Since inception (June 30, 1993), the Fund's total return was 59.58 percent versus 44.49 percent for the MSCI World Index and 58.62 percent for the Lipper Global Funds Index.

The accompanying chart illustrates the growth of a $10,000 investment in the Fund at inception through the fiscal year ended March 31, 1997, versus similar investments in the MSCI World Index and the Lipper Global Funds Index. We attribute the Fund's continued outperformance to our stringent, proprietary screening processes, which we use consistently in selecting securities for the portfolio.

During the period under review, we made no changes to the Fund's country allocation. The Fund remains fully invested and well diversified, with 122 equity issues spread across the world's twelve largest markets as defined by market capitalization. The United States, the world's largest market, continues to be the Fund's largest target weighting, at approximately 30 percent of total net assets spread among 19 stocks. Although U.S. stocks have experienced large runups, there continue to be attractive long-term investment opportunities, and we remain very

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
LETTER TO THE SHAREHOLDERS MARCH 31, 1997, CONTINUED

optimistic about the long-term growth potential of high-quality U.S. common stocks. Recent U.S. additions to the Fund include Ashland, Inc., Dow Chemical Co. and AT&T Corp.

Japan, the world's second-largest capital market, continues to be a significant component of the Fund, at approximately 25 percent of total net assets. Last year, our bullish outlook for Japanese stocks was driven primarily by attractive valuations in some market sectors, especially the automobile and electronics industries. These industries did indeed enjoy modest share price gains, despite an overall decline in the Nikkei 225 Index of Japanese stocks. These exporters derive much of their revenues from non-Japanese consumers and thus reaped additional earnings growth from the weak yen. That currency's weakness has dramatically enhanced the profitability of the large
Japanese exporters, an area where the
Fund has significant exposure. While
there is still plenty of pessimism
surrounding Japanese stocks in general,
we are finding many world-class
Japanese companies selling at very
attractive prices, which we believe may
offer significant rewards for patient
and disciplined long-term investors.

The Fund's target allocation to Europe
is 33 percent: the United Kingdom (10.0
percent), France (7.5 percent), Germany
(6.5 percent), Italy (4.0 percent), the
Netherlands (3.0 percent) and
Switzerland (2.0 percent). Share prices
of utility stocks in the U.K. have
fallen dramatically on fears that a new
Labor Party government will tighten
regulation of utilities and impose a
"windfall tax" on profits. However
likely these events may be, the current
valuation of utility stocks seems to
overdiscount the actual impact such a
tax would have on longer-term earnings
growth. Consistent with this view, the
Fund initiated two new positions in the
utility industry in the U.K. with
purchases of National Power PLC and
National Grid Group PLC.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
LETTER TO THE SHAREHOLDERS MARCH 31, 1997, CONTINUED

An additional benefit to this strategy is the defensive characteristic that utility stocks have historically possessed.

There are several important reasons why the Fund is currently overweighted in Europe overall. Most significantly, many high-quality European companies are more attractively valued than their U.S. counterparts. In addition, because Europe's business cycle lags that of the U.S., they may be poised for a period of better earnings growth and superior shareholder returns.

One of the most significant long-term developments in Europe is the possibility of economic unification. As Europe moves toward a common currency, to be called the Euro, governments will continue to maintain favorable monetary and fiscal policies in an effort to stimulate economic growth. The Euro should increase efficiency and reduce currency risks for companies in participating countries, thereby increasing their competitive position within the global economy.

European companies are also far behind their U.S. counterparts in both the breadth and magnitude of restructuring through downsizing, spinoffs and mergers, all of which are designed to enhance shareholder returns. With the bulk of these returns yet to be realized, the Fund's strategic overweighting in Europe seems prudent. Recent additions to the Fund's European holdings include Siemens AG and MAN AG in Germany, Compagnie de Saint-Gobain and Lafarge S.A. in France, and KLM Royal Dutch Air Lines NV and Koninklijke Hoogovens NV in the Netherlands. Switzerland remains modestly underweighted (2 percent of net assets versus 3.7 percent for the MSCI World Index), due to a lack of attractive valuations there.

In the Pacific Rim, one of the biggest developments of the second half of this century is about to occur. On July 1, 1997, the island country of Hong Kong will revert back to China after 100 years of British rule. This will be celebrated with much fanfare and perhaps hints of trepidation. The Fund remains optimistic about the success of the transition and is targeting 4 percent of net assets to high-quality companies positioned to benefit from these changes.

Malaysia (1.5 percent of net assets) is the only other market in the Pacific Rim where the Fund is invested. Companies participating in the development of the region's infrastructure continue to offer excellent profit growth potential at reasonable valuations. Our exposure to the resource-oriented markets of Australia (1.5 percent) and Canada (3.0 percent) offers risk reduction through diversification, as well as growth potential in economically stable countries.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
LETTER TO THE SHAREHOLDERS MARCH 31, 1997, CONTINUED

LOOKING AHEAD

We will remain sensitive to any factors that would necessitate changes to the Fund's country allocation. We believe that the long-term outlook for the economies and securities markets of most of the world's major countries is favorable and that the stocks of well-established large-capitalization international companies should perform well over the long term. Consequently, we remain confident, patient and nearly fully invested.

We appreciate your support of Dean Witter Global Dividend Growth Securities and look forward to continuing to serve your investment needs.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1997

  NUMBER OF
   SHARES                                              VALUE
------------------------------------------------------------------
               COMMON AND PREFERRED STOCKS AND RIGHTS (97.1%)
               AUSTRALIA (1.6%)
               BANKING
    1,910,000  Australia & New Zealand Banking
                 Group, Ltd....................  $      12,122,465
                                                 -----------------
               BUILDING & CONSTRUCTION
    4,720,000  Pioneer International Ltd.......         16,287,311
                                                 -----------------
               MULTI-INDUSTRY
    1,717,000  Southcorp Holdings Ltd..........          5,799,425
                                                 -----------------
               PAPER & FOREST PRODUCTS
    2,360,000  Amcor Ltd.......................         15,200,996
                                                 -----------------
               TOTAL AUSTRALIA.................         49,410,197
                                                 -----------------
               CANADA (2.9%)
               BANKING
      680,000  Toronto Dominion Bank...........         17,135,018
                                                 -----------------
               NATURAL GAS
      960,000  TransCanada Pipelines Ltd.......         17,432,491
                                                 -----------------
               OIL RELATED
      399,600  Imperial Oil Ltd................         18,551,827
      605,600  IPL Energy, Inc.................         17,446,527
                                                 -----------------
                                                        35,998,354
                                                 -----------------
               TELECOMMUNICATIONS
      376,000  BCE, Inc........................         17,266,137
                                                 -----------------
               TOTAL CANADA....................         87,832,000
                                                 -----------------

               FRANCE (7.6%)
               BANKING
      161,000  Societe Generale................         18,763,372
                                                 -----------------
               BUILDING MATERIALS
      125,000  Compagnie de Saint-Gobain.......         18,862,912
      290,000  Lafarge S.A.....................         20,021,608
                                                 -----------------
                                                        38,884,520
                                                 -----------------
               FINANCIAL SERVICES
       40,135  Societe Eurafrance S.A..........         18,823,500
                                                 -----------------

  NUMBER OF
   SHARES                                              VALUE
------------------------------------------------------------------
               FOODS & BEVERAGES
      119,000  Eridania Beghin-Say S.A.........  $      18,653,029
                                                 -----------------
               MULTI-INDUSTRY
       65,000  Compagnie Generale d'Industrie
                 et de Participations..........         19,916,755
       74,800  Saint-Louis.....................         19,064,329
      286,943  Worms et Compagnie..............         18,539,994
                                                 -----------------
                                                        57,521,078
                                                 -----------------
               OIL INTEGRATED - INTERNATIONAL
      192,200  Elf Aquitaine S.A...............         19,642,118
      231,000  Total S.A. (B Shares)...........         19,920,988
                                                 -----------------
                                                        39,563,106
                                                 -----------------
               TELECOMMUNICATIONS
      163,000  Alcatel Alsthom.................         19,573,858
                                                 -----------------
               TELEVISION
      198,000  Societe Television Francaise
                 1.............................         19,743,890
                                                 -----------------

               TOTAL FRANCE....................        231,526,353
                                                 -----------------

               GERMANY (6.7%)
               BANKING
      271,000  Deutsche Bank
                 Aktiengesellschaft............         15,187,645
                                                 -----------------
               BUILDING & CONSTRUCTION
      375,500  Bilfinger & Berger Bau AG.......         14,634,527
                                                 -----------------
               CHEMICALS
      386,000  BASF AG.........................         14,513,876
      356,000  Bayer AG........................         14,745,688
                                                 -----------------
                                                        29,259,564
                                                 -----------------
               ELECTRICAL EQUIPMENT
      270,000  Siemens AG......................         14,487,019
                                                 -----------------
               MACHINERY - DIVERSIFIED
       51,500  MAN AG..........................         14,723,068
                                                 -----------------
               MULTI-INDUSTRY
       53,200  Preussag AG.....................         14,320,024
      334,000  RWE AG..........................         14,841,122
       31,400  Viag AG.........................         14,767,651
                                                 -----------------
                                                        43,928,797
                                                 -----------------
               RETAIL - DEPARTMENT STORES
       42,100  Karstadt AG.....................         14,410,236
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

  NUMBER OF
   SHARES                                              VALUE
------------------------------------------------------------------
               RETAIL - SPECIALTY
      317,000  Douglas Holding AG..............  $      11,711,310
                                                 -----------------
               STEEL & IRON
       65,000  Thyssen AG......................         14,606,088
                                                 -----------------
               TEXTILES - APPAREL
       11,540  Hugo Boss AG (Pref.)............         15,703,492
                                                 -----------------
               UTILITIES - ELECTRIC
      255,000  Veba AG.........................         14,374,664
                                                 -----------------
               TOTAL GERMANY...................        203,026,410
                                                 -----------------
               HONG KONG (3.9%)
               BANKING
    1,000,000  HSBC Holdings PLC...............         23,230,003
                                                 -----------------
               CONGLOMERATES
    3,195,000  Swire Pacific Ltd. (Class A)....         25,152,286
                                                 -----------------
               REAL ESTATE
    2,700,000  Cheung Kong (Holdings) Ltd......         23,781,715
                                                 -----------------
               TELECOMMUNICATIONS
   13,390,000  Hong Kong Telecommunications
                 Ltd...........................         22,896,717
                                                 -----------------
               UTILITIES - ELECTRIC
    6,793,000  Hong Kong Electric Holdings
                 Ltd...........................         23,977,047
                                                 -----------------

               TOTAL HONG KONG.................        119,037,768
                                                 -----------------
               ITALY (4.0%)
               FINANCIAL SERVICES
    2,860,000  Istituto Mobiliare Italiano
                 SpA...........................         24,734,904
                                                 -----------------
               OIL INTEGRATED - INTERNATIONAL
    4,700,000  Ente Nazionale Idrocarburi
                 SpA...........................         23,766,408
                                                 -----------------
               TELECOMMUNICATIONS
    3,871,000  Sirti SpA.......................         23,870,397
   11,550,000  Telecom Italia SpA..............         24,498,956
                                                 -----------------
                                                        48,369,353
                                                 -----------------
               TEXTILES - APPAREL
    2,089,500  Benetton Group SpA..............         25,869,406
                                                 -----------------

               TOTAL ITALY.....................        122,740,071
                                                 -----------------

  NUMBER OF
   SHARES                                              VALUE
------------------------------------------------------------------

               JAPAN (25.2%)
               AUTOMOTIVE
    1,280,000  Honda Motor Co..................  $      38,158,022
    1,548,000  Toyota Motor Corp...............         39,143,965
                                                 -----------------
                                                        77,301,987
                                                 -----------------
               BREWERS
    4,615,000  Kirin Brewery Co., Ltd..........         38,029,569
                                                 -----------------
               BUILDING MATERIALS
    3,845,000  Sekisui House Ltd...............         37,586,444
                                                 -----------------
               COMPUTER SERVICES
    2,572,000  NCR Japan Ltd...................         19,635,967
                                                 -----------------
               ELECTRONICS & ELECTRICAL
    4,385,000  Hitachi, Ltd....................         38,968,331
      675,000  Kyocera Corp....................         38,281,629
    2,445,000  Matsushita Electric Industrial
                 Co., Ltd......................         38,122,879
    4,182,000  Matsushita Electric Works.......         38,177,896
    3,352,000  NEC Corp........................         37,912,425
    3,178,000  Sharp Corp......................         37,741,638
      545,000  Sony Corp.......................         38,085,717
      558,000  TDK Corp........................         38,317,984
                                                 -----------------
                                                       305,608,499
                                                 -----------------
               ENTERTAINMENT & LEISURE TIME
    2,341,000  Mizuno Corp.....................         13,049,685
      519,000  Nintendo Corp., Ltd.............         37,107,368
                                                 -----------------
                                                        50,157,053
                                                 -----------------
               FOODS & BEVERAGES
    1,018,000  House Food Industry.............         12,829,860
    3,407,000  Snow Brand Milk Products........         16,459,735
                                                 -----------------
                                                        29,289,595
                                                 -----------------
               MACHINERY
    6,810,000  Mitsubishi Electric Corp........         38,236,791
    5,505,000  Mitsubishi Heavy Industries,
                 Ltd...........................         35,801,624
                                                 -----------------
                                                        74,038,415
                                                 -----------------
               PHARMACEUTICALS
    1,609,000  Taisho Pharmaceutical Co.,
                 Ltd...........................         37,566,731
    1,775,000  Takeda Chemical Industries......         37,140,491
                                                 -----------------
                                                        74,707,222
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

  NUMBER OF
   SHARES                                              VALUE
------------------------------------------------------------------
               TOBACCO
        3,085  Japan Tobacco, Inc..............  $      20,486,912
                                                 -----------------
               TRANSPORTATION
    3,870,000  Yamato Transport Co., Ltd.......         38,143,480
                                                 -----------------
               TOTAL JAPAN.....................        764,985,143
                                                 -----------------
               MALAYSIA (1.5%)
               BANKING
    1,669,000  AMMB Holdings Berhad............         13,870,179
    1,669,000  AMMB Holdings Berhad - Bond
                 Rights*.......................            215,459
    1,669,000  AMMB Holdings Berhad - Loan
                 Stock Rights*.................            161,594
                                                 -----------------
                                                        14,247,232
                                                 -----------------
               BUILDING & CONSTRUCTION
    1,717,000  United Engineers Malaysia
                 Berhad........................         14,961,756
                                                 -----------------
               CONGLOMERATES
    4,077,000  Sime Darby Berhad...............         14,884,965
                                                 -----------------

               TOTAL MALAYSIA..................         44,093,953
                                                 -----------------

               NETHERLANDS (3.0%)
               BANKING
      166,000  ABN-AMRO Holding NV.............         11,400,128
                                                 -----------------
               CHEMICALS
      113,000  DSM NV..........................         11,393,846
                                                 -----------------
               ELECTRICAL EQUIPMENT
      246,100  Philips Electronics NV..........         11,463,879
                                                 -----------------
               INSURANCE
      295,000  Fortis Amev NV..................         11,480,249
                                                 -----------------
               OIL INTEGRATED - INTERNATIONAL
       63,000  Royal Dutch Petroleum Co........         11,423,445
                                                 -----------------
               STEEL
      219,000  Koninklijke Hoogovens NV........         10,819,421
                                                 -----------------
               TELECOMMUNICATIONS
      298,000  Koninklijke PTT Nederland NV....         11,025,873
                                                 -----------------

  NUMBER OF
   SHARES                                              VALUE
------------------------------------------------------------------
               TEXTILES
       33,000  Gamma Holding NV................  $       1,871,007
                                                 -----------------
               TRANSPORTATION
      354,000  KLM Royal Dutch Air Lines NV....         10,553,663
                                                 -----------------

               TOTAL NETHERLANDS...............         91,431,511
                                                 -----------------

               SWITZERLAND (2.1%)
               BANKING
       99,100  Swiss Bank Corp.................         21,045,062
                                                 -----------------
               FOODS & BEVERAGES
       17,900  Nestle AG.......................         20,829,765
                                                 -----------------
               HEALTH & PERSONAL CARE
       17,193  Novartis AG-Bearer..............         21,289,399
                                                 -----------------

               TOTAL SWITZERLAND...............         63,164,226
                                                 -----------------

               UNITED KINGDOM (10.2%)
               BANKING
    1,110,000  Hambros PLC.....................          4,290,905
    1,662,000  National Westminster Bank PLC...         18,879,539
    2,250,000  Royal Bank of Scotland Group
                 PLC...........................         19,791,135
                                                 -----------------
                                                        42,961,579
                                                 -----------------
               BREWERS
    1,405,000  Bass PLC........................         18,721,808
                                                 -----------------
               ENERGY
      706,100  Energy Group PLC*...............          5,875,486
                                                 -----------------
               FOODS & BEVERAGES
    5,050,000  Hazlewood Foods PLC.............          9,512,685
    6,232,000  Hillsdown Holdings PLC..........         19,599,391
                                                 -----------------
                                                        29,112,076
                                                 -----------------
               LEISURE
    2,610,000  Rank Group PLC..................         18,126,763
                                                 -----------------
               MULTI-INDUSTRY
      882,625  Hanson PLC......................          4,149,273
                                                 -----------------
               NATURAL GAS
    7,245,000  BG PLC..........................         19,225,042
                                                 -----------------
               RETAIL - MERCHANDISING
    3,465,000  Tesco PLC.......................         19,864,845
                                                 -----------------
               STEEL & IRON
    7,473,000  British Steel PLC...............         19,952,461
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

  NUMBER OF
   SHARES                                              VALUE
------------------------------------------------------------------
               TELECOMMUNICATIONS
    2,627,000  British Telecommunications
                 PLC...........................  $      19,191,496
                                                 -----------------
               TOBACCO
    2,330,000  B.A.T. Industries PLC...........         19,731,512
                                                 -----------------
               UTILITIES - ELECTRIC
    4,445,000  National Grid Group PLC.........         15,217,102
    2,375,000  National Power PLC..............         18,984,420
    3,305,000  Scottish Hydro-Electric PLC.....         19,488,924
                                                 -----------------
                                                        53,690,446
                                                 -----------------
               UTILITIES - WATER
    1,430,000  Hyder PLC.......................         18,457,639
    1,350,000  Hyder PLC (Pref.)...............          2,305,280
    1,620,000  Severn Trent PLC................         18,389,171
                                                 -----------------
                                                        39,152,090
                                                 -----------------

               TOTAL UNITED KINGDOM............        309,754,877
                                                 -----------------
               UNITED STATES (28.4%)
               AEROSPACE & DEFENSE
      605,000  Northrop Grumman Corp...........         45,753,125
                                                 -----------------
               AUTOMOTIVE
    1,465,000  Ford Motor Co...................         45,964,375
                                                 -----------------
               BANKING
      448,000  BankAmerica Corp................         45,136,000
      927,000  KeyCorp.........................         45,191,250
                                                 -----------------
                                                        90,327,250
                                                 -----------------
               CHEMICALS
      559,000  Dow Chemical Co.................         44,720,000
                                                 -----------------
               COMPUTERS
      337,000  International Business Machines
                 Corp..........................         46,295,375
                                                 -----------------
               CONGLOMERATES
      547,000  Minnesota Mining & Manufacturing
                 Co............................         46,221,500
    1,185,000  Tenneco, Inc....................         46,215,000
                                                 -----------------
                                                        92,436,500
                                                 -----------------
               HEALTH & PERSONAL CARE
      719,000  Bristol-Myers Squibb Co.........         42,421,000
                                                 -----------------

  NUMBER OF
   SHARES                                              VALUE
------------------------------------------------------------------
               MACHINERY - DIVERSIFIED
    1,053,000  Deere & Co......................  $      45,805,500
                                                 -----------------
               METALS & MINING
      628,000  Phelps Dodge Corp...............         45,922,500
                                                 -----------------
               OIL - DOMESTIC
    1,130,300  Ashland, Inc....................         45,494,575
                                                 -----------------
               OIL INTEGRATED - INTERNATIONAL
      667,000  Chevron Corp....................         46,439,875
                                                 -----------------
               PAPER & FOREST PRODUCTS
    1,130,000  International Paper Co..........         43,928,750
                                                 -----------------
               RETAIL - MERCHANDISING
    1,080,700  Dayton-Hudson Corp..............         45,119,225
                                                 -----------------
               TELECOMMUNICATIONS
      995,000  Sprint Corp.....................         45,272,500
                                                 -----------------
               TELEPHONES
    1,305,100  AT&T Corp.......................         45,352,225
                                                 -----------------
               TIRE & RUBBER GOODS
      881,000  Goodyear Tire & Rubber Co.......         46,032,250
                                                 -----------------
               TOBACCO
      398,000  Philip Morris Companies, Inc....         45,421,750
                                                 -----------------

               TOTAL UNITED STATES.............        862,706,775
                                                 -----------------

               TOTAL COMMON AND PREFERRED
               STOCKS AND RIGHTS
               (IDENTIFIED COST
               $2,622,439,364).................      2,949,709,284
                                                 -----------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
               SHORT-TERM INVESTMENTS (a) (3.5%)
               COMMERCIAL PAPER (1.6%)
               FINANCE - CONSUMER (0.8%)
$      25,000  American Express Credit Corp.
                 5.38% due 04/02/97............         24,996,264
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                            VALUE
------------------------------------------------------------------
               FINANCE - DIVERSIFIED (0.8%)
$      25,000  General Electric Capital Corp.
                 5.60% due 04/04/97............  $      24,988,333
                                                 -----------------

               TOTAL COMMERCIAL PAPER
               (AMORTIZED COST $49,984,597)....         49,984,597
                                                 -----------------
               U.S. GOVERNMENT AGENCY (1.9%)
       56,500  Federal Home Loan Mortgage Corp.
                 6.50% due04/01/97 (Amortized
                 Cost $56,500,000).............         56,500,000
                                                 -----------------

               TOTAL SHORT-TERM INVESTMENTS
               (AMORTIZED COST $106,484,597)...        106,484,597
                                                 -----------------

TOTAL INVESTMENTS
(IDENTIFIED COST $2,728,923,961) (B).....  100.6%    3,056,193,881

LIABILITIES IN EXCESS OF CASH AND OTHER
ASSETS...................................   (0.6)      (17,702,793)
                                           ------   --------------

NET ASSETS...............................  100.0%   $3,038,491,088
                                           ------   --------------
                                           ------   --------------

---------------------
 *   Non-income producing security.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $440,444,453 and the aggregate gross unrealized depreciation is $113,174,533, resulting in net unrealized appreciation of $327,269,920.

           FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT MARCH 31, 1997:

                                                    UNREALIZED
   CONTRACTS TO             IN          DELIVERY   APPRECIATION
     DELIVER           EXCHANGE FOR       DATE    (DEPRECIATION)
-----------------------------------------------------------------
$        3,648,730  AUD      4,632,131  04/01/97      $(10,191)
$        2,470,327  L        1,528,857  04/01/97        33,941
ITL  2,693,679,645  $        1,594,790  04/01/97       (12,418)
$          700,510  Y       86,548,000  04/01/97        (1,302)
$        6,141,677  Y      759,786,850  04/01/97        (3,473)
NLG      2,630,362  $        1,379,609  04/01/97       (20,712)
$        1,732,535  AUD      2,213,113  04/02/97         5,865
L           421,231 $          680,751  04/02/97        (9,225)
ITL  3,254,333,622  $        1,930,095  04/02/97       (11,631)
$        3,167,433  Y      391,336,307  04/02/97        (5,886)
NLG      4,012,432  $        2,118,496  04/02/97       (17,594)
AUD         846,759 $          663,012  04/03/97        (2,117)
$          763,757  CAD      1,054,749  04/03/97        (2,206)
$        1,148,106  Y      141,827,880  04/03/97        (2,300)
$        3,922,763  NLG      7,392,055  04/03/97        12,530
AUD      1,115,612  $          871,460  04/04/97        (4,853)
$        1,765,997  ITL  2,956,543,100  04/04/97        (1,949)
AUD      3,755,871  $        2,941,035  04/07/97        (9,202)
DEM      1,257,390  $          749,786  04/07/97          (671)
L            24,058 $           39,249  04/07/97          (158)
FRF      5,835,183  $        1,034,423  04/30/97           916
$        1,274,013  FRF      7,236,650  04/30/97         7,717
                                                  ---------------
   Net unrealized depreciation..................      $(54,919)
                                                  ---------------
                                                  ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
SUMMARY OF INVESTMENTS MARCH 31, 1997

                                                          PERCENT OF
INDUSTRY                                      VALUE       NET ASSETS
--------------------------------------------------------------------
Aerospace & Defense.....................  $   45,753,125      1.5%
Automotive..............................     123,266,362      4.1
Banking.................................     266,419,754      8.8
Brewers.................................      56,751,377      1.9
Building & Construction.................      45,883,594      1.5
Building Materials......................      76,470,964      2.5
Chemicals...............................      85,373,410      2.8
Computer Services.......................      19,635,967      0.6
Computers...............................      46,295,375      1.5
Conglomerates...........................     132,473,751      4.4
Electrical Equipment....................      25,950,898      0.9
Electronics & Electrical................     305,608,499     10.1
Energy..................................       5,875,486      0.2
Entertainment & Leisure Time............      50,157,053      1.6
Finance - Consumer......................      24,996,264      0.8
Finance - Diversified...................      24,988,333      0.8
Financial Services......................      43,558,404      1.4
Foods & Beverages.......................      97,884,465      3.2
Health & Personal Care..................      63,710,399      2.1
Insurance...............................      11,480,249      0.4
Leisure.................................      18,126,763      0.6
Machinery...............................      74,038,415      2.4
Machinery - Diversified.................      60,528,568      2.0
Metals & Mining.........................      45,922,500      1.5
Multi-Industry..........................     111,398,573      3.7
Natural Gas.............................      36,657,533      1.2
Oil - Domestic..........................      45,494,575      1.5
Oil Integrated - International..........     121,192,834      4.0
Oil Related.............................      35,998,354      1.2

                                                          PERCENT OF
INDUSTRY                                      VALUE       NET ASSETS
--------------------------------------------------------------------
Paper & Forest Products.................  $   59,129,746      1.9%
Pharmaceuticals.........................      74,707,222      2.5
Real Estate.............................      23,781,715      0.8
Retail - Department Stores..............      14,410,236      0.5
Retail - Merchandising..................      64,984,070      2.1
Retail - Specialty......................      11,711,310      0.4
Steel...................................      10,819,421      0.4
Steel & Iron............................      34,558,549      1.1
Telecommunications......................     183,595,934      6.0
Telephones..............................      45,352,225      1.5
Television..............................      19,743,890      0.6
Textiles................................       1,871,007      0.1
Textiles - Apparel......................      41,572,898      1.4
Tire & Rubber Goods.....................      46,032,250      1.5
Tobacco.................................      85,640,174      2.8
Transportation..........................      48,697,143      1.6
U.S. Government Agency..................      56,500,000      1.9
Utilities - Electric....................      92,042,157      3.0
Utilities - Water.......................      39,152,090      1.3
                                          --------------    -----
                                          $3,056,193,881    100.6%
                                          --------------    -----
                                          --------------    -----

                                                          PERCENT OF
TYPE OF INVESTMENT                            VALUE       NET ASSETS
--------------------------------------------------------------------
Common Stocks...........................  $2,931,323,459     96.5%
Preferred Stocks........................      18,008,772      0.6
Rights..................................         377,053      0.0
Short-Term Investments..................     106,484,597      3.5
                                          --------------    -----
                                          $3,056,193,881    100.6%
                                          --------------    -----
                                          --------------    -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997

ASSETS:
Investments in securities, at value
  (identified cost $2,728,923,961)..........................  $3,056,193,881
Cash........................................................         829,422
Receivable for:
    Investments sold........................................      30,669,387
    Dividends...............................................       8,912,805
    Shares of beneficial interest sold......................       7,093,490
    Foreign withholding taxes reclaimed.....................       2,550,241
    Interest................................................          29,191
Deferred organizational expenses............................          45,054
Prepaid expenses and other assets...........................          37,907
                                                              --------------

     TOTAL ASSETS...........................................   3,106,361,378
                                                              --------------

LIABILITIES:
Payable for:
    Investments purchased...................................      59,929,183
    Shares of beneficial interest repurchased...............       2,632,036
    Plan of distribution fee................................       2,145,495
    Investment management fee...............................       1,848,077
Accrued expenses and other payables.........................       1,315,499
                                                              --------------

     TOTAL LIABILITIES......................................      67,870,290
                                                              --------------

NET ASSETS:
Paid-in-capital.............................................   2,576,452,218
Net unrealized appreciation.................................     327,055,942
Accumulated undistributed net investment income.............          15,457
Accumulated undistributed net realized gain.................     134,967,471
                                                              --------------

     NET ASSETS.............................................  $3,038,491,088
                                                              --------------
                                                              --------------

NET ASSET VALUE PER SHARE,
  228,383,365 SHARES OUTSTANDING (UNLIMITED SHARES
  AUTHORIZED OF $.01 PAR VALUE).............................
                                                                      $13.30
                                                              --------------
                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1997

NET INVESTMENT INCOME:

INCOME
Dividends (net of $7,080,281 foreign withholding tax).......  $ 70,324,634
Interest....................................................     2,749,027
                                                              ------------

     TOTAL INCOME...........................................    73,073,661
                                                              ------------

EXPENSES
Plan of distribution fee....................................    22,941,076
Investment management fee...................................    19,649,426
Transfer agent fees and expenses............................     3,068,550
Custodian fees..............................................     1,551,559
Registration fees...........................................       246,886
Shareholder reports and notices.............................       179,893
Professional fees...........................................        73,525
Organizational expenses.....................................        36,058
Trustees' fees and expenses.................................        21,108
Other.......................................................        38,946
                                                              ------------

     TOTAL EXPENSES.........................................    47,807,027
                                                              ------------

     NET INVESTMENT INCOME..................................    25,266,634
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments.............................................   255,839,635
    Foreign exchange transactions...........................      (251,928)
                                                              ------------

     NET GAIN...............................................   255,587,707
                                                              ------------
Net change in unrealized appreciation/depreciation on:
    Investments.............................................    39,226,407
    Translation of forward foreign currency contracts, other
      assets and liabilities denominated in foreign
      currencies............................................       (40,049)
                                                              ------------

     NET APPRECIATION.......................................    39,186,358
                                                              ------------

     NET GAIN...............................................   294,774,065
                                                              ------------

NET INCREASE................................................  $320,040,699
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE YEAR    FOR THE YEAR
                                                                  ENDED           ENDED
                                                              MARCH 31,1997   MARCH 31, 1996
--------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................  $   25,266,634  $   22,314,052
Net realized gain...........................................     255,587,707     127,041,313
Net change in unrealized appreciation.......................      39,186,358     215,212,383
                                                              --------------  --------------

     NET INCREASE...........................................     320,040,699     364,567,748
                                                              --------------  --------------

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................     (27,883,886)    (25,446,868)
Net realized gain...........................................    (201,225,779)    (83,961,762)
                                                              --------------  --------------

     TOTAL..................................................    (229,109,665)   (109,408,630)
                                                              --------------  --------------
Net increase from transactions in shares of beneficial
  interest..................................................     513,559,240     324,894,923
                                                              --------------  --------------

     NET INCREASE...........................................     604,490,274     580,054,041

NET ASSETS:
Beginning of period.........................................   2,434,000,814   1,853,946,773
                                                              --------------  --------------

  END OF PERIOD
 (INCLUDING ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
 OF $15,457 AND DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME
 OF $2,223,051, RESPECTIVELY)...............................  $3,038,491,088  $2,434,000,814
                                                              --------------  --------------
                                                              --------------  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Global Dividend Growth Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide reasonable current income and long-term growth of income and capital. The Fund seeks to achieve its objective by investing primarily in common stock of issuers worldwide, with a record of paying dividends and the potential for increasing dividends. The Fund was organized as a Massachusetts business trust on January 12, 1993 and commenced operations on June 30, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American, or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of approximately $180,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.75% to the portion of daily net assets not exceeding $1 billion; 0.725% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.70% to the portion of daily net assets exceeding $1.5 billion. Effective May 1, 1996, the Agreement was amended to reduce the annual fee to 0.675% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion. Effective May 1, 1997, the Agreement was again amended to reduce the annual fee to 0.65% to the portion of daily net assets in excess of $3.5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $69,361,411 at March 31, 1997.

The Distributor has informed the Fund that for the year ended March 31, 1997, it received approximately $3,917,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 1997 aggregated $1,323,786,773 and $1,079,499,286, respectively.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

For the year ended March 31, 1997, the Fund incurred brokerage commissions of $169,351 with DWR for portfolio transactions executed on behalf of the Fund. At March 31, 1997, included in the Fund's payable for investments purchased and receivable for investments sold were unsettled trades with DWR of $1,187,200 and $1,423,578, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At March 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $527,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended March 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,263. At March 31, 1997, the Fund had an accrued pension liability of $28,923 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                          MARCH 31, 1997                MARCH 31, 1996
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................   51,442,695   $  677,741,563    46,573,003   $566,276,970
Reinvestment of dividends and distributions......................   16,426,517      213,686,419     8,465,778    101,615,413
                                                                   -----------   --------------   -----------   ------------
                                                                    67,869,212      891,427,982    55,038,781    667,892,383
Repurchased......................................................  (28,703,758)    (377,868,742)  (28,302,433)  (342,997,460)
                                                                   -----------   --------------   -----------   ------------
Net increase.....................................................   39,165,454   $  513,559,240    26,736,348   $324,894,923
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

6. FEDERAL INCOME TAX STATUS

Foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net foreign currency losses of approximately $1,000 during fiscal 1997.

As of March 31, 1997, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and income from the mark-to-market of passive foreign investment companies ("PFICs") and permanent book/tax differences primarily attributable to tax adjustments on

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

PFICs sold by the Fund. To reflect reclassifications arising from permanent book/tax differences for the year ended March 31, 1997, accumulated undistributed net realized gain was charged $4,855,760 and accumulated undistributed net investment income was credited $4,855,760.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At March 31, 1997, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                      FOR THE
                                                                      PERIOD
                                                                     JUNE 30,
                                                                       1993*
                                      FOR THE YEAR ENDED MARCH 31     THROUGH
                                    -------------------------------  MARCH 31,
                                      1997       1996       1995       1994
------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period............................ $  12.86   $  11.41   $  10.81   $  10.00
                                    ---------  ---------  ---------  ---------

Net investment income..............     0.12       0.13       0.14       0.05
Net realized and unrealized gain...     1.44       1.96       0.88       0.84
                                    ---------  ---------  ---------  ---------

Total from investment operations...     1.56       2.09       1.02       0.89
                                    ---------  ---------  ---------  ---------

Less dividends and distributions
 from:
   Net investment income...........    (0.13)     (0.15)     (0.14)     (0.05)
   Net realized gain...............    (0.99)     (0.49)     (0.28)     (0.03)
                                    ---------  ---------  ---------  ---------

Total dividends and
 distributions.....................    (1.12)     (0.64)     (0.42)     (0.08)
                                    ---------  ---------  ---------  ---------

Net asset value, end of period..... $  13.30   $  12.86   $  11.41   $  10.81
                                    ---------  ---------  ---------  ---------
                                    ---------  ---------  ---------  ---------

TOTAL INVESTMENT RETURN+...........    12.58%     18.77%      9.60%      8.89%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................     1.75%      1.85%      1.97%      2.03%(2)

Net investment income..............     0.93%      1.05%      1.22%      0.66%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 millions..........................    $3,038     $2,434     $1,854     $1,121

Portfolio turnover rate............       40%        40%        32%        21%(1)

Average commission rate paid.......  $0.0289    $0.0311      --         --

---------------------
 *   Commencement of operations.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Global Dividend Growth Securities (the "Fund") at March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period June 30, 1993 (commencement of operations) through March 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
MAY 16, 1997

--------------------------------------------------------------------------------
                      1997 FEDERAL TAX NOTICE (UNAUDITED)
       During the year ended March 31, 1997, the Fund paid to shareholders $0.85 per share from long-term capital gains. For such period, 36.38% of the ordinary dividends qualified for the dividends received deduction available to corporations. For the year ended March 31, 1997, the Fund has elected, pursuant to
       Section 853 of the Internal Revenue Code, to pass-through foreign taxes of $0.03 per share to its shareholders. The Fund generated net foreign source income of $0.09 per share with respect to this election.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Paul D. Vance
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES


[GRAPHIC]


ANNUAL REPORT
MARCH 31, 1997

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES  TWO WORLD TRADE CENTER, NEW YORK,
                                               NEW YORK 10048
LETTER TO THE SHAREHOLDERS SEPTEMBER 30, 1997

DEAR SHAREHOLDER:

The six-month period ended September 30, 1997, was rewarding for global equity investors. Overall, the global markets strengthened as most of the developed countries continued their ongoing economic expansion. In the near term, we expect this pattern to continue albeit with some volatility, providing a favorable environment for global equities.

PERFORMANCE AND PORTFOLIO

For the six-month period under review Dean Witter Global Dividend Growth Securities Class B shares provided a total return of 16.83 percent. This compares with a total return of 17.54 percent for the Morgan Stanley Capital International World Index (MSCI World Index) and 18.06 percent for the Lipper Analytical Services Inc. Global Funds Index. Since its inception on June 30, 1993, through September 30, 1997, the Fund's average total return has been 15.78 percent versus 13.27 percent for the MSCI World Index and 15.91 percent for the Lipper Global Funds Index.

During the period under review several changes to the Fund's country allocation targets were implemented. In late June, the Fund initiated exposure to two additional developed markets, Spain and Sweden. The stocks purchased in Spain were an electric company, Endesa S.A., an oil and gas company, Repsol S.A. and a banking company, Banco Popular Espanol S.A. Those purchased in Sweden were Sandvik AB, a machinery manufacturer, Nordbanken AB, a banking company, and Volvo AB, an automobile manufacturer. Also during the period, the Fund's target exposure to Germany increased to 6 percent. Two additional country allocation changes occurred during the period under review. The Fund purchased two new positions in Australia, Santos Ltd., an oil-related company, and Normandy Mining Ltd., a gold mining company, increasing the assets invested in that country to
2.0 percent. Exposure to Canada was reduced to 2.6 percent of net assets.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
LETTER TO THE SHAREHOLDERS SEPTEMBER 30, 1997, CONTINUED

The current portfolio allocations are as follows: the United States (30.7 percent of net assets), Japan (23.5 percent), United Kingdom (10.1 percent), Germany (6.8 percent), France (6.6 percent), Italy (4.1 percent), Hong Kong (4.0 percent), the Netherlands (3.0 percent), Canada (2.6 percent), Switzerland (2.1 percent), Australia (2.0 percent), Sweden (1.6 percent), Spain (1.5 percent) and Malaysia (1.4 percent).

The Fund remains nearly fully invested and well diversified, with 124 equity issues spread across the world's 14 largest markets, as defined by market capitalization. The United States, the world's largest capital market, continues to be the Fund's heaviest target weighting. Japan is the Fund's second largest target weighting, followed by the United Kingdom.

On July 28, 1997, the Fund began offering four classes of shares: A, B, C and D, each with its own sales charge and distribution fee structure. A revised prospectus, which includes complete details regarding the Fund's conversion to multiple classes of shares, was mailed to shareholders in mid-summer.

LOOKING AHEAD

As always, we will remain sensitive to any factors that might necessitate changes to the Fund's country allocations. We believe that the long-term outlook for the economies and securities markets in most of the world's major countries is favorable and that the stocks of well-established international companies should perform well over the long term. Consequently, we remain confident, patient and nearly fully invested.

We appreciate your support of Dean Witter Global Dividend Growth Securities and look forward to continuing to serve your investment needs in the future.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
RESULTS OF SPECIAL MEETING (UNAUDITED)

On May 21, 1997, a special meeting of the Fund's shareholders was held for the purpose of voting on four separate matters, the results of which were as follows:

(1) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND DEAN WITTER INTERCAPITAL INC, IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

For........................................................................  113,008,257
Against....................................................................    2,670,674
Abstain....................................................................    9,817,819

(2) ELECTION OF TRUSTEES:

Michael Bozic
For...............   118,709,014
Withheld..........     6,787,736
Charles A. Fiumefreddo
For...............   118,916,143
Withheld..........     6,580,607
Edwin J. Garn
For...............   118,947,913
Withheld..........     6,548,837
John R. Haire
For...............   118,600,913
Withheld..........     6,895,837
Wayne E. Hedien
For...............   118,864,536
Withheld..........     6,632,214
Dr. Manuel H. Johnson
For...............   118,956,079
Withheld..........     6,540,671
Michael E. Nugent
For...............   119,056,968
Withheld..........     6,439,782
Philip J. Purcell
For...............   119,018,371
Withheld..........     6,478,379
John L. Schroeder
For...............   118,849,826
Withheld..........     6,646,924

(3) APPROVAL OF A NEW INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN CERTAIN OTHER INVESTMENT COMPANIES:

For........................................................................  108,656,982
Against....................................................................    5,111,251
Abstain....................................................................   11,728,517

(4) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS:

For........................................................................  115,802,139
Against....................................................................    1,637,557
Abstain....................................................................    8,057,054

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1997 (UNAUDITED)

 NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
             COMMON AND PREFERRED STOCKS (98.9%)
             AUSTRALIA (2.0%)
             BANKING
  1,980,000  Australia & New Zealand Banking Group, Ltd.........................................  $   16,205,841
                                                                                                  --------------
             BUILDING & CONSTRUCTION
  4,475,000  Pioneer International Ltd..........................................................      15,241,700
                                                                                                  --------------
             GOLD
 11,915,000  Normandy Mining Ltd................................................................      15,129,667
                                                                                                  --------------
             OIL RELATED
  2,920,000  Santos Ltd.........................................................................      15,043,139
                                                                                                  --------------
             PAPER & FOREST PRODUCTS
  2,540,000  Amcor Ltd..........................................................................      16,014,035
                                                                                                  --------------

             TOTAL AUSTRALIA....................................................................      77,634,382
                                                                                                  --------------

             CANADA (2.6%)
             BANKING
    708,000  Toronto Dominion Bank..............................................................      24,071,692
                                                                                                  --------------
             NATURAL GAS
  1,150,000  TransCanada Pipelines Ltd..........................................................      22,277,138
                                                                                                  --------------
             OIL RELATED
    418,000  Imperial Oil Ltd...................................................................      24,095,011
    620,000  IPL Energy, Inc....................................................................      24,379,752
                                                                                                  --------------
                                                                                                      48,474,763
                                                                                                  --------------
             TELECOMMUNICATIONS
    141,000  BCE, Inc...........................................................................       4,222,138
                                                                                                  --------------

             TOTAL CANADA.......................................................................      99,045,731
                                                                                                  --------------

             FRANCE (6.6%)
             BANKING
    163,000  Societe Generale...................................................................      23,661,513
                                                                                                  --------------
             BUILDING MATERIALS
    146,000  Compagnie de Saint-Gobain..........................................................      22,575,412
    307,000  Lafarge S.A........................................................................      22,557,431
                                                                                                  --------------
                                                                                                      45,132,843
                                                                                                  --------------
             FINANCIAL SERVICES
     51,675  Societe Eurafrance S.A.............................................................      21,831,432
                                                                                                  --------------
             FOODS & BEVERAGES
    155,950  Eridania Beghin-Say S.A............................................................      24,245,712
                                                                                                  --------------

 NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
             MULTI-INDUSTRY
     74,000  Compagnie Generale d'Industrie et de Participations................................  $   22,509,506
    340,000  Worms et Compagnie.................................................................      24,505,281
                                                                                                  --------------
                                                                                                      47,014,787
                                                                                                  --------------
             OIL INTEGRATED - INTERNATIONAL
    170,700  Elf Aquitaine S.A..................................................................      22,846,540
    195,000  Total S.A. (B Shares)..............................................................      22,375,158
                                                                                                  --------------
                                                                                                      45,221,698
                                                                                                  --------------
             TELECOMMUNICATIONS
    166,000  Alcatel Alsthom....................................................................      22,133,333
                                                                                                  --------------
             TELEVISION
    255,633  Societe Television Francaise 1.....................................................      22,161,340
                                                                                                  --------------

             TOTAL FRANCE.......................................................................     251,402,658
                                                                                                  --------------

             GERMANY (6.8%)
             BANKING
    288,000  Deutsche Bank Aktiengesellschaft...................................................      20,334,412
                                                                                                  --------------
             BUILDING & CONSTRUCTION
    448,500  Bilfinger & Berger Bau AG..........................................................      18,277,030
                                                                                                  --------------
             CHEMICALS
    520,000  BASF AG............................................................................      18,829,672
    493,000  Bayer AG...........................................................................      19,684,744
                                                                                                  --------------
                                                                                                      38,514,416
                                                                                                  --------------
             ELECTRICAL EQUIPMENT
    285,000  Siemens AG.........................................................................      19,305,721
                                                                                                  --------------
             MACHINERY - DIVERSIFIED
     64,500  MAN AG.............................................................................      20,416,397
                                                                                                  --------------
             MULTI-INDUSTRY
     63,200  Preussag AG........................................................................      17,755,832
    415,000  RWE AG.............................................................................      20,150,548
     44,400  Viag AG............................................................................      19,928,214
                                                                                                  --------------
                                                                                                      57,834,594
                                                                                                  --------------
             RETAIL - DEPARTMENT STORES
     54,000  Karstadt AG........................................................................      18,757,023
                                                                                                  --------------
             RETAIL - SPECIALTY
    317,000  Douglas Holding AG.................................................................      12,468,415
                                                                                                  --------------
             STEEL & IRON
     81,000  Thyssen AG.........................................................................      18,940,916
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
             TEXTILES - APPAREL
     11,540  Hugo Boss AG (Pref.)...............................................................  $   15,981,384
                                                                                                  --------------
             UTILITIES - ELECTRIC
    335,000  Veba AG............................................................................      19,631,506
                                                                                                  --------------
             TOTAL GERMANY......................................................................     260,461,814
                                                                                                  --------------
             HONG KONG (4.0%)
             BANKING
    956,000  HSBC Holdings PLC..................................................................      32,000,517
                                                                                                  --------------
             CONGLOMERATES
  3,775,000  Swire Pacific Ltd. (Class A).......................................................      28,907,108
                                                                                                  --------------
             REAL ESTATE
  2,683,000  Cheung Kong (Holdings) Ltd.........................................................      30,167,496
                                                                                                  --------------
             TELECOMMUNICATIONS
 13,700,000  Hong Kong Telecommunications Ltd...................................................      30,985,460
                                                                                                  --------------
             UTILITIES - ELECTRIC
  8,073,000  Hong Kong Electric Holdings Ltd....................................................      30,048,776
                                                                                                  --------------
             TOTAL HONG KONG....................................................................     152,109,357
                                                                                                  --------------

             ITALY (4.1%)
             FINANCIAL SERVICES
  2,750,000  Istituto Mobiliare Italiano SpA....................................................      29,579,510
                                                                                                  --------------
             OIL INTEGRATED - INTERNATIONAL
  4,950,000  Ente Nazionale Idrocarburi SpA.....................................................      31,250,145
                                                                                                  --------------
             TELECOMMUNICATIONS
  5,095,000  Sirti SpA..........................................................................      32,032,393
  7,886,025  Telecom Italia SpA.................................................................      30,755,406
                                                                                                  --------------
                                                                                                      62,787,799
                                                                                                  --------------
             TEXTILES - APPAREL
  1,884,000  Benetton Group SpA.................................................................      31,567,778
                                                                                                  --------------
             TOTAL ITALY........................................................................     155,185,232
                                                                                                  --------------

 NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------

             JAPAN (23.5%)
             AUTOMOTIVE
  1,300,000  Honda Motor Co.....................................................................  $   45,426,627
  1,510,000  Toyota Motor Corp..................................................................      46,372,842
                                                                                                  --------------
                                                                                                      91,799,469
                                                                                                  --------------
             BREWERS
  5,526,000  Kirin Brewery Co., Ltd.............................................................      45,591,335
                                                                                                  --------------
             BUILDING MATERIALS
  4,845,000  Sekisui House Ltd..................................................................      46,246,265
                                                                                                  --------------
             COMPUTER SERVICES
  2,572,000  NCR Japan Ltd......................................................................      13,449,203
                                                                                                  --------------
             ELECTRONICS & ELECTRICAL
  5,382,000  Hitachi, Ltd.......................................................................      46,904,881
    719,000  Kyocera Corp.......................................................................      47,085,906
  2,640,000  Matsushita Electric Industrial Co., Ltd............................................      47,768,924
  4,630,000  Matsushita Electric Works..........................................................      48,421,315
  3,861,000  NEC Corp...........................................................................      47,108,815
  4,800,000  Sharp Corp.........................................................................      43,824,701
    495,000  Sony Corp..........................................................................      46,837,649
    516,000  TDK Corp...........................................................................      46,254,980
                                                                                                  --------------
                                                                                                     374,207,171
                                                                                                  --------------
             ENTERTAINMENT & LEISURE TIME
    497,000  Nintendo Co., Ltd..................................................................      46,614,376
                                                                                                  --------------
             MACHINERY
 11,800,000  Mitsubishi Electric Corp...........................................................      46,522,244
  8,315,000  Mitsubishi Heavy Industries, Ltd...................................................      45,619,315
                                                                                                  --------------
                                                                                                      92,141,559
                                                                                                  --------------
             PHARMACEUTICALS
  1,801,000  Taisho Pharmaceutical Co., Ltd.....................................................      47,685,840
  1,579,000  Takeda Chemical Industries.........................................................      47,443,393
                                                                                                  --------------
                                                                                                      95,129,233
                                                                                                  --------------
             TOBACCO
      6,000  Japan Tobacco, Inc.................................................................      46,762,948
                                                                                                  --------------
             TRANSPORTATION
  3,725,000  Yamato Transport Co., Ltd..........................................................      45,758,632
                                                                                                  --------------

             TOTAL JAPAN........................................................................     897,700,191
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
             MALAYSIA (1.4%)
             BANKING
  6,415,000  AMMB Holdings Berhad...............................................................  $   16,813,907
                                                                                                  --------------
             BUILDING & CONSTRUCTION
  5,512,000  United Engineers Malaysia Berhad...................................................      17,676,472
                                                                                                  --------------
             CONGLOMERATES
  9,057,000  Sime Darby Berhad..................................................................      18,851,295
                                                                                                  --------------
             TOTAL MALAYSIA.....................................................................      53,341,674
                                                                                                  --------------

             NETHERLANDS (3.0%)
             BANKING
    700,000  ABN-AMRO Holding NV................................................................      14,214,451
                                                                                                  --------------
             CHEMICALS
    140,000  DSM NV.............................................................................      13,713,595
                                                                                                  --------------
             ELECTRICAL EQUIPMENT
    188,100  Philips Electronics NV.............................................................      15,960,919
                                                                                                  --------------
             INSURANCE
    335,000  Fortis Amev NV.....................................................................      14,027,260
                                                                                                  --------------
             OIL INTEGRATED - INTERNATIONAL
    252,000  Royal Dutch Petroleum Co...........................................................      14,145,319
                                                                                                  --------------
             STEEL
    230,000  Koninklijke Hoogovens NV...........................................................      14,938,527
                                                                                                  --------------
             TELECOMMUNICATIONS
    365,000  Koninklijke PTT Nederland NV.......................................................      14,382,243
                                                                                                  --------------
             TRANSPORTATION
    394,000  KLM Royal Dutch Air Lines NV.......................................................      13,797,742
                                                                                                  --------------
             TOTAL NETHERLANDS..................................................................     115,180,056
                                                                                                  --------------
             SPAIN (1.5%)
             BANKING
    312,000  Banco Popular Espanol S.A..........................................................      20,135,799
                                                                                                  --------------
             ELECTRIC
    900,000  Endesa S.A.........................................................................      19,270,588
                                                                                                  --------------
             OIL RELATED
    447,000  Repsol S.A.........................................................................      19,382,521
                                                                                                  --------------
             TOTAL SPAIN........................................................................      58,788,908
                                                                                                  --------------

 NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------

             SWEDEN (1.6%)
             AUTOMOBILES
    670,000  Volvo AB (B Shares)................................................................  $   19,237,624
                                                                                                  --------------
             BANKING
    572,300  Nordbanken AB......................................................................      19,567,749
                                                                                                  --------------
             MACHINERY - DIVERSIFIED
    588,000  Sandvik AB (B Shares)..............................................................      20,453,861
                                                                                                  --------------

             TOTAL SWEDEN.......................................................................      59,259,234
                                                                                                  --------------

             SWITZERLAND (2.1%)
             BANKING
     97,100  Swiss Bank Corp....................................................................      26,315,633
                                                                                                  --------------
             FOODS & BEVERAGES
     18,800  Nestle AG..........................................................................      26,266,327
                                                                                                  --------------
             HEALTH & PERSONAL CARE
     16,500  Novartis AG-Bearer.................................................................      25,487,897
                                                                                                  --------------

             TOTAL SWITZERLAND..................................................................      78,069,857
                                                                                                  --------------

             UNITED KINGDOM (10.1%)
             BANKING
  1,640,000  National Westminster Bank PLC......................................................      24,827,177
  2,190,000  Royal Bank of Scotland Group PLC...................................................      24,426,932
                                                                                                  --------------
                                                                                                      49,254,109
                                                                                                  --------------
             BREWERS
  1,705,000  Bass PLC...........................................................................      23,041,268
                                                                                                  --------------
             ENERGY
  1,090,000  Energy Group PLC...................................................................      11,470,522
                                                                                                  --------------
             FOODS & BEVERAGES
  8,780,000  Hillsdown Holdings PLC.............................................................      23,985,950
                                                                                                  --------------
             LEISURE
  4,100,000  Rank Group PLC.....................................................................      24,124,646
                                                                                                  --------------
             MULTI-INDUSTRY
  2,600,000  Hanson PLC.........................................................................      12,314,497
                                                                                                  --------------
             NATURAL GAS
  5,450,000  BG PLC.............................................................................      23,698,698
                                                                                                  --------------
             RETAIL - MERCHANDISING
  3,210,000  Tesco PLC..........................................................................      24,284,356
                                                                                                  --------------
             STEEL & IRON
  8,150,000  British Steel PLC..................................................................      23,779,927
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

 NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
             TELECOMMUNICATIONS
  3,450,000  British Telecommunications PLC.....................................................  $   22,809,623
                                                                                                  --------------
             TOBACCO
  2,825,000  B.A.T. Industries PLC..............................................................      24,796,706
                                                                                                  --------------
             UTILITIES - ELECTRIC
  5,350,000  National Grid Group PLC............................................................      24,561,101
  2,595,000  National Power PLC.................................................................      23,826,564
  3,225,000  Scottish Hydro-Electric PLC........................................................      24,502,099
                                                                                                  --------------
                                                                                                      72,889,764
                                                                                                  --------------
             UTILITIES - WATER
  1,520,000  Hyder PLC..........................................................................      22,547,886
  1,350,000  Hyder PLC (Pref.)..................................................................       2,455,059
  1,642,350  Severn Trent PLC...................................................................      24,411,427
                                                                                                  --------------
                                                                                                      49,414,372
                                                                                                  --------------
             TOTAL UNITED KINGDOM...............................................................     385,864,438
                                                                                                  --------------
             UNITED STATES (29.6%)
             AEROSPACE & DEFENSE
    437,000  Northrop Grumman Corp..............................................................      53,040,875
                                                                                                  --------------
             AUTOMOTIVE
  1,215,000  Ford Motor Co......................................................................      54,978,750
                                                                                                  --------------
             BANKING
    735,000  BankAmerica Corp...................................................................      53,884,687
    838,000  KeyCorp............................................................................      53,317,750
                                                                                                  --------------
                                                                                                     107,202,437
                                                                                                  --------------
             CHEMICALS
    596,000  Dow Chemical Co....................................................................      54,049,750
                                                                                                  --------------
             COMPUTERS
    522,000  International Business Machines Corp...............................................      55,299,375
                                                                                                  --------------
             CONGLOMERATES
    604,000  Minnesota Mining & Manufacturing Co................................................      55,870,000
  1,125,000  Tenneco, Inc.......................................................................      53,859,375
                                                                                                  --------------
                                                                                                     109,729,375
                                                                                                  --------------

 NUMBER OF
  SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
             CONTAINERS - METAL & GLASS
  1,000,000  Crown Cork & Seal Co., Inc.........................................................  $   46,125,000
                                                                                                  --------------
             HEALTH & PERSONAL CARE
    661,000  Bristol-Myers Squibb Co............................................................      54,697,750
                                                                                                  --------------
             MACHINERY - DIVERSIFIED
  1,007,000  Deere & Co.........................................................................      54,126,250
                                                                                                  --------------
             METALS & MINING
    695,000  Phelps Dodge Corp..................................................................      53,949,375
                                                                                                  --------------
             OIL - DOMESTIC
  1,014,300  Ashland, Inc.......................................................................      55,152,562
                                                                                                  --------------
             OIL INTEGRATED - INTERNATIONAL
    645,000  Chevron Corp.......................................................................      53,655,937
                                                                                                  --------------
             PAPER & FOREST PRODUCTS
    995,000  International Paper Co.............................................................      54,787,188
                                                                                                  --------------
             RETAIL - MERCHANDISING
    903,000  Dayton-Hudson Corp.................................................................      54,123,563
                                                                                                  --------------
             TELECOMMUNICATIONS
  1,094,000  Sprint Corp........................................................................      54,700,000
                                                                                                  --------------
             TELEPHONES
  1,195,000  AT&T Corp..........................................................................      52,953,438
                                                                                                  --------------
             TIRE & RUBBER GOODS
    804,000  Goodyear Tire & Rubber Co..........................................................      55,275,000
                                                                                                  --------------
             TOBACCO
  1,287,000  Philip Morris Companies, Inc.......................................................      53,490,938
                                                                                                  --------------
             UTILITIES - ELECTRIC
  1,510,000  GPU, Inc...........................................................................      54,171,250
                                                                                                  --------------

             TOTAL UNITED STATES................................................................   1,131,508,813
                                                                                                  --------------

             TOTAL COMMON AND PREFERRED STOCKS
             (IDENTIFIED COST $3,160,474,184)...................................................   3,775,552,345
                                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (a) (1.1%)
             U.S. GOVERNMENT AGENCY
$    43,000  Federal Home Loan Mortgage Corp. 6.05% due 10/01/97
               (AMORTIZED COST $43,000,000).....................................................  $   43,000,000
                                                                                                  --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $3,203,474,184) (B)....................................................  100.0 %   3,818,552,345

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..........................................    0.0         1,168,408
                                                                                          ------  ---------------

NET ASSETS..............................................................................  100.0 % $ 3,819,720,753
                                                                                          ------  ---------------
                                                                                          ------  ---------------

---------------------

(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $742,606,634 and the aggregate gross unrealized depreciation is $127,528,473 resulting in net unrealized appreciation of $615,078,161.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT SEPTEMBER 30, 1997:

                                                          UNREALIZED
                              IN           DELIVERY      APPRECIATION
CONTRACTS TO DELIVER     EXCHANGE FOR        DATE       (DEPRECIATION)
 --------------------------------------------------------------------
     $       640,950     MYR 2,008,673     10/01/97     $ (21,563)
    $      3,603,905     Y 435,820,181     10/01/97        13,461
    Y    636,686,298     $   5,261,653     10/01/97       (22,928)
   ITL 1,538,559,329     $     891,274     10/01/97        (2,302)
   ITL 2,907,210,335     $   1,686,222     10/02/97        (2,249)
     L       587,423     $     942,796     10/02/97        (6,773)
    $      1,734,311     Y 208,464,240     10/02/97        (4,031)
     $       541,233     MYR 1,696,116     10/02/97       (18,225)
    $      1,757,658     MYR 5,588,826     10/03/97       (34,308)
     $       600,129     Y  72,204,562     10/03/97          (822)
     HKD   8,166,147     $   1,055,194     10/03/97          (205)
     L       430,937     $     694,468     10/06/97        (2,142)
    $      1,652,176     DEM 2,904,558     10/06/97        (3,638)
     $       533,842     MYR 1,730,502     10/06/97          (230)
     FRF   3,469,560     $     586,743     10/31/97           421
     FRF  16,994,064     $   2,879,355     10/31/97         7,523
     FRF  12,680,345     $   2,140,870     10/31/97        (1,985)
                                                        --------------
      Net unrealized depreciation..................     $ (99,996)
                                                        --------------
                                                        --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
SUMMARY OF INVESTMENTS SEPTEMBER 30, 1997 (UNAUDITED)

                                                                                                  PERCENT OF
INDUSTRY                                                                              VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------
Aerospace & Defense.............................................................  $   53,040,875        1.4 %
Automobiles.....................................................................      19,237,624        0.5
Automotive......................................................................     146,778,219        3.8
Banking.........................................................................     369,778,060        9.7
Brewers.........................................................................      68,632,603        1.8
Building & Construction.........................................................      51,195,202        1.3
Building Materials..............................................................      91,379,108        2.4
Chemicals.......................................................................     106,277,761        2.8
Computer Services...............................................................      13,449,203        0.4
Computers.......................................................................      55,299,375        1.4
Conglomerates...................................................................     157,487,778        4.1
Containers - Metal & Glass......................................................      46,125,000        1.2
Electric........................................................................      19,270,588        0.5
Electrical Equipment............................................................      35,266,640        0.9
Electronics & Electrical........................................................     374,207,171        9.8
Energy..........................................................................      11,470,522        0.3
Entertainment & Leisure Time....................................................      46,614,376        1.2
Financial Services..............................................................      51,410,942        1.3
Foods & Beverages...............................................................      74,497,989        2.0
Gold............................................................................      15,129,667        0.4
Health & Personal Care..........................................................      80,185,647        2.1
Insurance.......................................................................      14,027,260        0.4
Leisure.........................................................................      24,124,646        0.6
Machinery.......................................................................      92,141,559        2.4
Machinery - Diversified.........................................................      94,996,508        2.5
Metals & Mining.................................................................      53,949,375        1.4
Multi-Industry..................................................................     117,163,878        3.1
Natural Gas.....................................................................      45,975,836        1.2
Oil - Domestic..................................................................      55,152,562        1.4

                                                                                                  PERCENT OF
INDUSTRY                                                                              VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------
Oil Integrated - International..................................................  $  144,273,099        3.8 %
Oil Related.....................................................................      82,900,423        2.2
Paper & Forest Products.........................................................      70,801,223        1.9
Pharmaceuticals.................................................................      95,129,233        2.5
Real Estate.....................................................................      30,167,496        0.8
Retail - Department Stores......................................................      18,757,023        0.5
Retail - Merchandising..........................................................      78,407,919        2.1
Retail - Specialty..............................................................      12,468,415        0.3
Steel...........................................................................      14,938,527        0.4
Steel & Iron....................................................................      42,720,843        1.1
Telecommunications..............................................................     212,020,596        5.6
Telephones......................................................................      52,953,438        1.4
Television......................................................................      22,161,340        0.6
Textiles - Apparel..............................................................      47,549,162        1.2
Tire & Rubber Goods.............................................................      55,275,000        1.4
Tobacco.........................................................................     125,050,592        3.3
Transportation..................................................................      59,556,374        1.6
U.S. Government Agency..........................................................      43,000,000        1.1
Utilities - Electric............................................................     176,741,296        4.6
Utilities - Water...............................................................      49,414,372        1.3
                                                                                  --------------     -----
                                                                                  $3,818,552,345      100.0 %
                                                                                  --------------     -----
                                                                                  --------------     -----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                    VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks...................................................................  $3,757,115,902       98.4 %
Preferred Stocks................................................................      18,436,443        0.5
Short-Term Investment...........................................................      43,000,000        1.1
                                                                                  --------------     -----
                                                                                  $3,818,552,345      100.0 %
                                                                                  --------------     -----
                                                                                  --------------     -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997 (UNAUDITED)

ASSETS:
Investments in securities, at value
  (identified cost $3,203,474,184).............................................................  $3,818,552,345
Cash...........................................................................................         783,561
Receivable for:
    Investments sold...........................................................................      23,885,330
    Dividends..................................................................................      10,285,958
    Shares of beneficial interest sold.........................................................       6,999,884
    Foreign withholding taxes reclaimed........................................................       4,091,813
Deferred organizational expenses...............................................................          26,975
Prepaid expenses and other assets..............................................................         188,003
                                                                                                 --------------
     TOTAL ASSETS..............................................................................   3,864,813,869
                                                                                                 --------------
LIABILITIES:
Payable for:
    Investments purchased......................................................................      36,576,212
    Shares of beneficial interest repurchased..................................................       3,088,694
    Plan of distribution fee...................................................................       2,574,404
    Investment management fee..................................................................       2,290,619
Accrued expenses and other payables............................................................         563,187
                                                                                                 --------------
     TOTAL LIABILITIES.........................................................................      45,093,116
                                                                                                 --------------
     NET ASSETS................................................................................  $3,819,720,753
                                                                                                 --------------
                                                                                                 --------------
COMPOSITION OF NET ASSETS:
Paid-in-capital................................................................................  $2,991,542,317
Net unrealized appreciation....................................................................     614,900,016
Accumulated undistributed net investment income................................................      12,383,576
Accumulated undistributed net realized gain....................................................     200,894,844
                                                                                                 --------------
     NET ASSETS................................................................................  $3,819,720,753
                                                                                                 --------------
                                                                                                 --------------
CLASS A SHARES:
Net Assets.....................................................................................      $4,460,415
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................         300,475
     NET ASSET VALUE PER SHARE.................................................................          $14.84
                                                                                                 --------------
                                                                                                 --------------

     MAXIMUM OFFERING PRICE PER SHARE
       (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE).........................................          $15.66
                                                                                                 --------------
                                                                                                 --------------
CLASS B SHARES:
Net Assets.....................................................................................  $3,801,864,216
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................     256,018,914
     NET ASSET VALUE PER SHARE.................................................................          $14.85
                                                                                                 --------------
                                                                                                 --------------
CLASS C SHARES:
Net Assets.....................................................................................      $4,639,332
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................         312,689
     NET ASSET VALUE PER SHARE.................................................................          $14.84
                                                                                                 --------------
                                                                                                 --------------
CLASS D SHARES:
Net Assets.....................................................................................      $8,756,790
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................         589,739
     NET ASSET VALUE PER SHARE.................................................................          $14.85
                                                                                                 --------------
                                                                                                 --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997* (UNAUDITED)

NET INVESTMENT INCOME:

INCOME
Dividends (net of $5,922,089 foreign withholding tax).........................................  $ 51,541,675
Interest......................................................................................     2,527,990
                                                                                                ------------

     TOTAL INCOME.............................................................................    54,069,665
                                                                                                ------------

EXPENSES
Plan of distribution fee (Class B shares).....................................................    13,843,591
Investment management fee.....................................................................    12,446,437
Transfer agent fees and expenses..............................................................     1,845,250
Custodian fees................................................................................       869,644
Registration fees.............................................................................       169,795
Shareholder reports and notices...............................................................        93,262
Professional fees.............................................................................        36,945
Organizational expenses.......................................................................        18,079
Trustees' fees and expenses...................................................................        11,841
Other.........................................................................................        21,993
                                                                                                ------------

     TOTAL EXPENSES...........................................................................    29,356,837
                                                                                                ------------

     NET INVESTMENT INCOME....................................................................    24,712,828
                                                                                                ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............................................................................   211,708,853
    Foreign exchange transactions.............................................................      (192,309)
                                                                                                ------------

     NET GAIN.................................................................................   211,516,544
                                                                                                ------------
Net change in unrealized appreciation/depreciation on:
    Investments...............................................................................   287,808,241
    Translation of forward foreign currency contracts, other assets and liabilities
      denominated in foreign currencies.......................................................        35,833
                                                                                                ------------

     NET APPRECIATION.........................................................................   287,844,074
                                                                                                ------------

     NET GAIN.................................................................................   499,360,618
                                                                                                ------------
                                                                                                ------------

NET INCREASE..................................................................................  $524,073,446
                                                                                                ------------
                                                                                                ------------

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                            FOR THE SIX
                                                                           MONTHS ENDED       FOR THE YEAR
                                                                           SEPTEMBER 30,         ENDED
                                                                               1997*         MARCH 31, 1997
-----------------------------------------------------------------------------------------------------------
                                                                            (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income..................................................  $     24,712,828    $   25,266,634
Net realized gain......................................................       211,516,544       255,587,707
Net change in unrealized appreciation..................................       287,844,074        39,186,358
                                                                         -----------------   --------------

     NET INCREASE......................................................       524,073,446       320,040,699
                                                                         -----------------   --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class A shares.....................................................           (12,171)         --
    Class B shares.....................................................       (12,297,906)      (27,883,886)
    Class C shares.....................................................            (8,510)         --
    Class D shares.....................................................           (26,122)         --
Net realized gain
    Class B shares.....................................................      (145,589,171)     (201,225,779)
                                                                         -----------------   --------------

     TOTAL DIVIDENDS AND DISTRIBUTIONS.................................      (157,933,880)     (229,109,665)
                                                                         -----------------   --------------
Net increase from transactions in shares of beneficial interest........       415,090,099       513,559,240
                                                                         -----------------   --------------

     NET INCREASE......................................................       781,229,665       604,490,274

NET ASSETS:
Beginning of period....................................................     3,038,491,088     2,434,000,814
                                                                         -----------------   --------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $12,383,576 AND
    $15,457, RESPECTIVELY).............................................  $  3,819,720,753    $3,038,491,088
                                                                         -----------------   --------------
                                                                         -----------------   --------------

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1997 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Global Dividend Growth Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide reasonable current income and long-term growth of income and capital. The Fund seeks to achieve its objective by investing primarily in common stock of issuers worldwide, with a record of paying dividends and the potential for increasing dividends. The Fund was organized as a Massachusetts business trust on January 12, 1993 and commenced operations on June 30, 1993. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American, or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of approximately $180,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.75% to the portion of daily net assets not exceeding $1 billion; 0.725% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.70% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; and 0.675% to the portion of daily net assets exceeding $2.5 billion. Effective May 1, 1997, the Agreement was amended to reduce the annual fee to 0.65% to the portion of daily net assets in excess of $3.5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and
(iii) Class C -- 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $76,703,711 at September 30, 1997.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C,

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended September 30, 1997, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.00%, respectively.

The Distributor has informed the Fund that for the six months ended September 30, 1997, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares of $2,121,150 and received $57,695 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended September 30, 1997 aggregated $1,131,076,001 and $804,156,085, respectively.

For the six months ended September 30, 1997, the Fund incurred $25,010 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund. At September 30, 1997, included in the Fund's payable for investments purchased and receivable for investments sold were unsettled trades with DWR of $2,664,107 and $1,852,414, respectively.

For the period May 31, 1997 through September 30, 1997, the Fund incurred brokerage commissions of $512,940 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager since May 31, 1997, for portfolio transactions executed on behalf of the Fund. At September 30, 1997, included in the Fund's payable for investments purchased and receivable for investments sold were unsettled trades with Morgan Stanley & Co., Inc. of $3,514,789 and $2,990,233, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended September 30, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,070. At September 30, 1997, the Fund had an accrued pension liability of $33,684 which is included in accrued expenses in the Statement of Assets and Liabilities.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE SIX                   FOR THE YEAR
                                                                           MONTHS ENDED                     ENDED
                                                                        SEPTEMBER 30, 1997              MARCH 31, 1997
                                                                   ----------------------------   --------------------------
                                                                           (UNAUDITED)
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
CLASS A SHARES*
Sold.............................................................      308,839   $    4,473,891       --             --
Reinvestment of dividends........................................          573            8,360       --             --
Redeemed.........................................................       (8,937)        (131,228)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase - Class A...........................................      300,475        4,351,023       --             --
                                                                   -----------   --------------   -----------   ------------
CLASS B SHARES
Sold.............................................................   37,526,381      540,824,507    51,442,695   $677,741,563
Reinvestment of dividends and distributions......................   10,250,005      147,380,804    16,426,517    213,686,419
Redeemed.........................................................  (20,140,837)    (290,440,265)  (28,703,758)  (377,868,742)
                                                                   -----------   --------------   -----------   ------------
Net increase - Class B...........................................   27,635,549      397,765,046    39,165,454    513,559,240
                                                                   -----------   --------------   -----------   ------------
CLASS C SHARES*
Sold.............................................................      314,674        4,600,905       --             --
Reinvestment of dividends........................................          523            7,619       --             --
Redeemed.........................................................       (2,508)         (36,153)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase - Class C...........................................      312,689        4,572,371       --             --
                                                                   -----------   --------------   -----------   ------------
CLASS D SHARES*
Sold.............................................................      587,977        8,375,956       --             --
Reinvestment of dividends........................................        1,777           25,921       --             --
Redeemed.........................................................          (15)            (218)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase - Class D...........................................      589,739        8,401,659       --             --
                                                                   -----------   --------------   -----------   ------------
Net increase in Fund.............................................   28,838,452   $  415,090,099    39,165,454   $513,559,240
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

---------------------
 *   For the period July 28, 1997 (issue date) through September 30, 1997.

6. FEDERAL INCOME TAX STATUS

Foreign currency losses incurred after October 31 ("post October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net foreign currency losses of approximately $1,000 during fiscal 1997.

As of March 31, 1997, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and income from the mark-to-market of passive foreign investment companies.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At September 30, 1997, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                     FOR THE                                      FOR THE
                                       SIX                                        PERIOD
                                      MONTHS                                     JUNE 30,
                                      ENDED                                        1993*
                                    SEPTEMBER     FOR THE YEAR ENDED MARCH 31     THROUGH
                                       30,      -------------------------------  MARCH 31,
                                     1997**++     1997       1996       1995       1994
------------------------------------------------------------------------------------------
                                    (UNAUDITED)

CLASS B SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period............................ $   13.30   $  12.86   $  11.41   $  10.81   $  10.00
                                    ----------  ---------  ---------  ---------  ---------

Net investment income..............      0.10       0.12       0.13       0.14       0.05
Net realized and unrealized gain...      2.12       1.44       1.96       0.88       0.84
                                    ----------  ---------  ---------  ---------  ---------

Total from investment operations...      2.22       1.56       2.09       1.02       0.89
                                    ----------  ---------  ---------  ---------  ---------

Less dividends and distributions
 from:
   Net investment income...........     (0.05)     (0.13)     (0.15)     (0.14)     (0.05)
   Net realized gain...............     (0.62)     (0.99)     (0.49)     (0.28)     (0.03)
                                    ----------  ---------  ---------  ---------  ---------

Total dividends and
 distributions.....................     (0.67)     (1.12)     (0.64)     (0.42)     (0.08)
                                    ----------  ---------  ---------  ---------  ---------

Net asset value, end of period..... $   14.85   $  13.30   $  12.86   $  11.41   $  10.81
                                    ----------  ---------  ---------  ---------  ---------
                                    ----------  ---------  ---------  ---------  ---------

TOTAL INVESTMENT RETURN+...........     16.83%(1)    12.58%    18.77%     9.60%      8.89%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................      2.01%(2)     1.75%     1.85%     1.97%      2.03%(2)

Net investment income..............      1.41%(2)     0.93%     1.05%     1.22%      0.66%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 millions..........................     $3,802     $3,038     $2,434     $1,854     $1,121

Portfolio turnover rate............        24%(1)       40%       40%       32%        21%(1)

Average commission rate paid.......   $0.0284    $0.0289    $0.0311      --         --

---------------------

 *   Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                         SEPTEMBER 30,
                                                                             1997++
----------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 14.91
                                                                             ------
Net investment income.................................................         0.04
Net realized and unrealized loss......................................        (0.07)
                                                                             ------
Total from investment operations......................................        (0.03)
                                                                             ------
Less dividends from net investment income.............................        (0.04)
                                                                             ------
Net asset value, end of period........................................      $ 14.84
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................        (0.18)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.52%(2)
Net investment income.................................................         1.83%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................      $ 4,460
Portfolio turnover rate...............................................           24%(1)
Average commission rate paid..........................................      $0.0284

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 14.91
                                                                             ------
Net investment income.................................................         0.03
Net realized and unrealized loss......................................        (0.07)
                                                                             ------
Total from investment operations......................................        (0.04)
                                                                             ------
Less dividends from net investment income.............................        (0.03)
                                                                             ------
Net asset value, end of period........................................      $ 14.84
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................        (0.27)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         2.25%(2)
Net investment income.................................................         1.03%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................      $ 4,639
Portfolio turnover rate...............................................           24%(1)
Average commission rate paid..........................................      $0.0284

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                         SEPTEMBER 30,
                                                                             1997++
----------------------------------------------------------------------------------------

CLASS D SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..................................      $ 14.91
                                                                             ------

Net investment income.................................................         0.05

Net realized and unrealized loss......................................        (0.07)
                                                                             ------

Total from investment operations......................................        (0.02)
                                                                             ------

Less dividends from net investment income.............................        (0.04)
                                                                             ------

Net asset value, end of period........................................      $ 14.85
                                                                             ------
                                                                             ------

TOTAL INVESTMENT RETURN+..............................................        (0.10)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.28%(2)

Net investment income.................................................         2.08%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................      $ 8,757

Portfolio turnover rate...............................................           24%(1)

Average commission rate paid..........................................      $0.0284

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and General Counsel
Paul D. Vance
Vice President
Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER
GLOBAL DIVIDEND GROWTH SECURITIES

[PHOTO]

SEMIANNUAL REPORT
SEPTEMBER 30, 1997

              PROSPECTUS
JULY 28, 1997

              Dean Witter World Wide Investment Trust (the "Fund") is an open-end diversified management investment company whose investment objective is total return on its assets primarily through long-term capital growth and to a lesser extent from income. The Fund will seek to achieve such objective through investments in all types of common stocks and equivalents, preferred stocks and bonds and other debt obligations of domestic and foreign companies and governments and international organizations.

               The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Except as discussed herein, shares of the Fund held prior to July 28, 1997 have been designated Class B shares. (See "Purchase of Fund Shares--Alternative Purchase Arrangements.")

               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated July 28, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

     DEAN WITTER DISTRIBUTORS INC.
      DISTRIBUTOR

      TABLE OF CONTENTS

Prospectus Summary/2
Summary of Fund Expenses/5
Financial Highlights/7
The Fund and its Management/8
Investment Objective and Policies/8
  Risk Considerations and Investment Practices/9
Investment Restrictions/16
Purchase of Fund Shares/17
Shareholder Services/28
Redemptions and Repurchases/30
Dividends, Distributions and Taxes/31
Performance Information/33
Additional Information/33

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Dean Witter
    World Wide Investment Trust
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

The              The Fund is organized as a trust, commonly known as a Massachusetts business trust, and is
Fund             an open-end diversified management investment company investing in all types of common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks and bonds and other debt obligations of domestic and foreign companies and governments and international organizations.
----------------------------------------------------------------------------------------------------------
Shares           Shares of beneficial interest with $0.01 par value (see page 33). The Fund offers four
Offered          Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 17-26).
----------------------------------------------------------------------------------------------------------
Minimum          The minimum initial investment for each Class is $1,000 ($100 if the account is opened
Purchase         through EasyInvest-SM-). Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and shares of funds for which Dean Witter InterCapital Inc. serves as investment manager ("Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Fund and other Dean Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $100 (see page 17).
----------------------------------------------------------------------------------------------------------
Investment       The investment objective of the Fund is total return on its assets primarily through
Objective        long-term capital growth and to a lesser extent from income.
----------------------------------------------------------------------------------------------------------
Investment       The Fund maintains a flexible investment policy and invests in a diversified portfolio of
Policies         securities of companies and countries located throughout the world. The percentage of the
                 Fund's assets invested in particular geographic sectors will shift from time to time in accordance with the judgment of the Investment Manager and the Sub-Adviser (see pages
                 8-16).
----------------------------------------------------------------------------------------------------------
Investment       Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the Fund, and
Manager and      its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various
Sub-Adviser      investment management, advisory, management and administrative capacities to 100 investment companies with assets of approximately $96.6 billion at June 30, 1997.
                 InterCapital has retained Morgan Grenfell Investment Services Limited as Sub-Adviser to
                 provide investment advice and manage the Fund's non-U.S. portfolio. Morgan Grenfell
                 Investment Services Limited currently manages assets in excess of $15 billion primarily for U.S. corporate and public employee benefit plans, endowments, investment companies and foundations.
----------------------------------------------------------------------------------------------------------
Management Fees  The Investment Manager receives a monthly fee from the Fund at the annual rate of 1.0% of daily net assets not exceeding $500 million and 0.95% of daily net assets exceeding $500 million. The Sub-Adviser receives a monthly fee from the Investment Manager equal to 40%
                 of the Investment Manager's monthly fee (see page 8). Although the management fee is higher than that paid by most other investment companies, the fee reflects the specialized nature of the Fund's investment policies.

--------------------------------------------------------------------------------

Distributor      Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a distribution
and              plan pursuant to Rule 12b-1 under the Investment Company Act (the "12b-1 Plan") with
Distribution     respect to the distribution fees paid by the Class A, Class B and Class C shares of the
Fee              Fund to the Distributor. The entire 12b-1 fee payable by Class A and a portion of the
                 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of the National Association of Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 17 and 25).
----------------------------------------------------------------------------------------------------------
Alternative      Four classes of shares are offered:
Purchase
Arrangements     - Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the
                 Distributor for specific expenses incurred in promoting the distribution of the Fund's
                 Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan.
                 Reimbursement may in no event exceed an amount equal to payments at an annual rate of
                 0.25% of average daily net assets of the Class (see pages 17, 20 and 25).

                 - Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans.
                 Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 1.0% of the lesser of: (a) the average daily net sales of the Fund's Class B shares or (b) the average daily net assets of Class B. All shares of the Fund held prior to July 28, 1997 (other than the shares held by certain employee benefit plans established by Dean Witter Reynolds
                 Inc. and its affiliate, SPS Transaction Services, Inc.) have been designated Class B shares. Shares held by those employee benefit plans prior to July 28, 1997 have been designated Class D shares. Shares held before May 1, 1997 that have been designated Class
                 B shares will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 17, 22 and 25).

                 - Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class (see pages 17 and 25).

--------------------------------------------------------------------------------

                 - Class D shares are offered only to investors meeting an initial investment minimum of $5 million and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages
                 17 and 25).
----------------------------------------------------------------------------------------------------------
Dividends        Dividends from net investment income and distributions from net capital gains, if any, are
and              paid at least once per year. The Fund may, however, determine to retain all or part of any
Capital Gains    net long-term capital gains in any year for reinvestment. Dividends and capital gains
Distributions    distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 28 and 31).
----------------------------------------------------------------------------------------------------------
Redemption       Shares are redeemable by the shareholder at net asset value less any applicable CDSC on
                 Class A, Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through
                 EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account (see page 30).
----------------------------------------------------------------------------------------------------------
Risks            The Fund is intended for long-term investors who can accept the risks involved in investments in the securities of companies and countries located throughout the world. The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. It should be recognized that the foreign securities and markets in which the Fund will invest pose different and greater risks than those customarily associated with domestic securities and their markets. Furthermore, investors should consider other risks associated with a portfolio of international securities, including fluctuations in foreign currency exchange rates (i.e., if a substantial portion of the
                 Fund's assets is denominated in foreign currencies which decrease in value with respect to the U.S. dollar, the value of the investor's shares and the distributions made on those shares will, likewise, decrease in value), foreign securities exchange controls and foreign tax rates, as well as risks associated with transactions in forward currency contracts, options and futures contracts (see pages 8-16).
----------------------------------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                                   ELSEWHERE
       IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended March 31, 1997.

                                                                   Class A   Class B   Class C   Class D
                                                                   -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
-----------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage of
 offering price).................................................   5.25%(1)  None      None      None
Sales Charge Imposed on Dividend Reinvestments...................   None      None      None      None
Maximum Contingent Deferred Sales Charge (as a percentage of
 original purchase price or redemption proceeds).................   None(2)   5.00%(3)  1.00%(4)  None
Redemption Fees..................................................   None      None      None      None
Exchange Fee.....................................................   None      None      None      None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET
 ASSETS)
-----------------------------------------------------------------
Management Fees..................................................   1.00%     1.00%     1.00%     1.00%
12b-1 Fees (5) (6)...............................................   0.25%     1.00%     1.00%     None
Other Expenses...................................................   0.36%     0.36%     0.36%     0.36%
Total Fund Operating Expenses (7)................................   1.61%     2.36%     2.36%     1.36%

------------
(1) REDUCED FOR PURCHASES OF $25,000 AND OVER (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").

(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CDSC OF 1.00% THAT WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").

(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER.

(4) ONLY APPLICABLE TO REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE (SEE "PURCHASE OF FUND SHARES-- LEVEL LOAD ALTERNATIVE--CLASS C SHARES").

(5) THE 12b-1 FEE IS ACCRUED DAILY AND PAYABLE MONTHLY. THE ENTIRE 12b-1 FEE PAYABLE BY CLASS A AND A PORTION OF THE 12b-1 FEE PAYABLE BY EACH OF CLASS B AND CLASS C EQUAL TO 0.25% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS ARE CURRENTLY EACH CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES AND ARE PAYMENTS MADE FOR PERSONAL SERVICE AND/OR MAINTENANCE OF SHAREHOLDER ACCOUNTS. THE REMAINDER OF THE 12b-1 FEE, IF ANY, IS AN ASSET-BASED SALES CHARGE, AND IS A DISTRIBUTION FEE PAID TO THE DISTRIBUTOR TO COMPENSATE IT FOR THE SERVICES PROVIDED AND THE EXPENSES BORNE BY THE DISTRIBUTOR AND OTHERS IN THE DISTRIBUTION OF THE FUND'S SHARES (SEE "PURCHASE OF FUND SHARES--PLAN OF DISTRIBUTION").

(6) UPON CONVERSION OF CLASS B SHARES TO CLASS A SHARES, SUCH SHARES WILL BE SUBJECT TO THE LOWER 12b-1 FEE APPLICABLE TO CLASS A SHARES. NO SALES CHARGE IS IMPOSED AT THE TIME OF CONVERSION OF CLASS B SHARES TO CLASS A SHARES. CLASS C SHARES DO NOT HAVE A CONVERSION FEATURE AND, THEREFORE, ARE SUBJECT TO AN ONGOING 1.00% DISTRIBUTION FEE (SEE "PURCHASE OF FUND SHARES--ALTERNATIVE PURCHASE ARRANGEMENTS").

(7) THERE WERE NO OUTSTANDING SHARES OF CLASS A, CLASS C OR CLASS D PRIOR TO THE DATE OF THIS PROSPECTUS. ACCORDINGLY, "TOTAL FUND OPERATING EXPENSES," AS SHOWN ABOVE WITH RESPECT TO THOSE CLASSES, ARE BASED UPON THE SUM OF 12b-1 FEES, MANAGEMENT FEES AND ESTIMATED "OTHER EXPENSES."

--------------------------------------------------------------------------------

EXAMPLES                                                           1 Year   3 Years   5 Years   10 Years
-----------------------------------------------------------------  ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment
assuming (1) a 5% annual return and (2) redemption at the end of each time period:
    Class A......................................................   $68      $101      $136       $234
    Class B......................................................   $74      $104      $146       $270
    Class C......................................................   $34      $ 74      $126       $270
    Class D......................................................   $14      $ 43      $ 74       $163

You would pay the following expenses on the same $1,000
investment assuming no redemption at the end of the period:
    Class A......................................................   $68      $101      $136       $234
    Class B......................................................   $24      $ 74      $126       $270
    Class C......................................................   $24      $ 74      $126       $270
    Class D......................................................   $14      $ 43      $ 74       $163

    THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of Distribution" and "Redemptions and Repurchases."

    Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charge permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund. All shares of the Fund held prior to July 28, 1997, other than the shares held by certain employee benefit plans established by Dean Witter Reynolds Inc. and its affiliate, SPS Transaction Services, Inc., have been designated Class B shares. Shares held by those employee benefit plans prior to July 28, 1997 have been designated Class D shares.

                                                                FOR THE YEAR ENDED MARCH 31
                        -----------------------------------------------------------------------------------------------------------
                          1997       1996       1995       1994       1993       1992       1991       1990       1989       1988
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
PER SHARE
 OPERATING PERFORMANCE:
  Net asset value,
   beginning of
   period.............  $ 18.23    $ 15.71    $ 18.20    $ 14.72    $ 14.65    $ 14.57    $ 14.84    $ 14.98    $ 14.93    $ 17.36
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  Net investment
   income (loss)......    (0.18)     (0.06)     (0.02)     (0.05)        --         --       0.23       0.11       0.08       0.04
  Net realized and
   unrealized gain
   (loss).............     0.45       2.60      (1.83)      4.24       0.39       1.05       0.18       0.82       1.24      (0.07)
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  Total from
   investment
   operations.........     0.27       2.54      (1.85)      4.19       0.39       1.05       0.41       0.93       1.32      (0.03)
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  Less dividends and
   distributions:
    From net
     investment
     income...........       --         --         --         --         --      (0.05)     (0.23)     (0.11)     (0.08)     (0.15)
    In excess of net
     investment
     income...........       --         --      (0.02)        --         --         --         --         --         --         --
    From net realized
     gain.............    (1.23)     (0.02)     (0.39)     (0.71)     (0.32)     (0.92)     (0.45)     (0.96)     (1.19)     (2.25)
    In excess of net
     realized gain....       --         --      (0.23)        --         --         --         --         --         --         --
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  Total dividends and
   distributions......    (1.23)     (0.02)     (0.64)     (0.71)     (0.32)     (0.97)     (0.68)     (1.07)     (1.27)     (2.40)
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  Net asset value, end
   of period..........  $ 17.27    $ 18.23    $ 15.71    $ 18.20    $ 14.72    $ 14.65    $ 14.57    $ 14.84    $ 14.98    $ 14.93
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
                        --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
TOTAL INVESTMENT
 RETURN+..............    1.61%      16.20%   (10.37)%     28.40%      2.69%      7.33%      2.80%      6.09%      9.31%      0.39%
  Ratios to average
   net
   assets:
    Expenses..........    2.36%      2.45%      2.41%      2.40%      2.42%      2.27%      2.29%      2.21%      2.18%      2.13%
    Net investment
     income (loss)....   (0.84)%    (0.21)%    (0.32)%    (0.61)%      0.06%      0.03%      1.53%      0.70%      0.50%      0.23%
SUPPLEMENTAL DATA:
  Net assets, end of
   period,
   in millions........      $419       $520       $512       $494       $218       $263       $279       $306       $312       $368
  Portfolio turnover
   rate...............      48%       126%        67%        68%       139%        89%        68%        75%        67%        70%
  Average commission
   rate paid..........   $0.0116    $0.0169         --         --         --         --         --         --         --         --

------------
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
  ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Dean Witter World Wide Investment Trust (the "Fund") is an open-end diversified management investment company organized under the laws of the Commonwealth of Massachusetts as a business trust on July 7, 1983.

    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies, thirty of which are listed on the New York Stock Exchange, with combined total assets of approximately $93.1 billion at June 30, 1997. InterCapital also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3.5 billion at such date.

    The Fund has retained the Investment Manager to manage its business affairs and manage the investment of the Fund's United States assets, including the placing of orders for the purchase and sale of portfolio securities, and to supervise the investment of all the Fund's assets. In addition, the Fund has retained InterCapital to provide it with administrative services and InterCapital has, in turn, retained Dean Witter Services Company Inc. to perform these administrative services.

    Under a Sub-Advisory Agreement between Morgan Grenfell Investment Services Limited (the "Sub-Adviser") and the Investment Manager, the Sub-Adviser provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities issued by issuers located outside the United States, subject to the overall supervision of the Investment Manager. The Sub-Adviser, whose address is 20 Finsbury Circus, London, England, currently manages assets in excess of $15 billion primarily for U.S. corporate and public employee benefit plans, endowments, investment companies and foundations. The Sub-Adviser is an indirect subsidiary of Deutsche Bank AG, the largest commercial bank in Germany.

    The Fund's Trustees review the various services provided by the Investment Manager and the Sub-Adviser to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner. As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 1.0% to the portion of the net assets of the Fund not exceeding $500 million and 0.95% to the portion of the net assets of the Fund exceeding $500 million. As compensation for the services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Adviser monthly compensation equal to 40% of its monthly compensation. The total fee is greater than that paid by most other investment companies.

    For the fiscal year ended March 31, 1997, the Fund accrued total compensation to the Investment Manager amounting to 1.00% of the Fund's average daily net assets and the Fund's total expenses amounted to 2.36% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is to seek to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income. This objective is fundamental and may not be changed without shareholder approval. There can be no assurance that the Fund will achieve its objective. The Fund will seek to achieve such objective through investments in all types of common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks and bonds and other debt obligations of domestic and foreign companies and governments and international organizations. There is no limitation on the percent or amount of the Fund's assets which may be invested for growth or income.

    The application of the Fund's investment policies is basically dependent upon the judgment of the Investment Manager and the Sub-Adviser. As a fundamental policy, the Fund will maintain a flexible investment policy and, based on a worldwide investment strategy, will invest in a diversified portfolio of securities of companies and governments located throughout the world.

    The percentage of the Fund's assets invested in particular geographic areas will shift from time to time in accordance with the judgment of the Investment Manager and the Sub-Adviser. The Investment Manager will meet with the Sub-Adviser, at least quarterly, to discuss the Fund's overall strategy and the geographic distribution of the Fund's assets between the United States and the rest of the world. The final determination of such geographic distribution will be made by the Investment Manager. Once the determination of such geographic distribution has been made, each of the Investment Manager and the Sub-Adviser will be responsible for the individual security selection within its geographic areas of responsibility and will act on behalf of the Fund in the purchase, sale and disposition of assets in such areas.

    Notwithstanding the Fund's investment objective of seeking total return, the Fund may, for defensive purposes, without limitation, invest in: obligations of the United States Government, its agencies or instrumentalities; cash and cash equivalents in major currencies; repurchase agreements; money market instruments; and high quality commercial paper.

    The Fund may also invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

    The Fund may also invest in repurchase agreements, private placements, zero coupon securities, foreign investment companies and real estate investment trusts, may purchase securities on a when-issued or delayed delivery basis, may purchase securities on a "when, as and if issued" basis, and may lend its portfolio securities, as discussed under "Risk Considerations and Investment Practices" below.

    To hedge against adverse price movements in the securities held in its portfolio and the currencies in which they are denominated (as well as in the securities it might wish to purchase and their denominated currencies) the Fund may engage in transactions in forward foreign currency exchange contracts, options on securities and currencies, and futures contracts on securities, currencies and indexes and options on such futures contracts. The Fund may also write (sell) put and call options on securities to aid in achieving its investment objective. A discussion of these transactions follows under "Risk Considerations and Investment Practices" below and is supplemented by further disclosure in the Statement of Additional Information.

RISK CONSIDERATIONS AND INVESTMENT PRACTICES

    The Fund is intended to provide individual and institutional investors with the opportunity to invest in a diversified portfolio of securities of companies and governments located throughout the world and is intended for long-term investors who can accept the risks involved in such investments. In making the allocation of assets among the various markets, the Investment Manager or the Sub-Adviser will con-sider such factors as recent developments in the various countries, the condition and growth potential of various economies and securities markets, currency and tax considerations and other pertinent financial, social, national and political factors. The Fund has an unlimited right to purchase equity securities if they are listed on a stock exchange and may invest up to 25% of the Fund's total assets in such securities not listed on any exchange, including not more than 10% of the Fund's total assets invested in securities for which no readily available market exists.

    FOREIGN SECURITIES. Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot (i.e., cash) basis or through forward foreign currency exchange contracts (see below). The Fund may incur certain costs in connection with these currency transactions.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Political and economic developments in Europe, especially as they relate to changes in the structure of the European Union and the anticipated development of a unified common market, may have profound effects upon the value of a large segment of the Fund's portfolio. Continued progress in the evolution of, for example, a united European common market may be slowed by unanticipated political or social events and may, therefore, adversely affect the value of certain of the securities held in the Fund's portfolio.

    Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. In addition, the tax implications of the Fund's investments in passive foreign investment companies are discussed below under "Dividends, Distributions and Taxes."

    Certain of the foreign markets in which the Fund may invest will be emerging markets. These new and incompletely formed markets will have increased risk levels above those occasioned by investing in foreign markets generally. The types of these risks are set forth above. The Fund's management will take cognizance of these risks in allocating any of the Fund's investments in either fixed-income or equity securities issued by issuers in emerging market countries.

    The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in domestic securities since the expenses of the Fund, such as the management fee and the custodial costs, are higher.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

    The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    At other times, when, for example, the Investment Manager or Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected when it is determined by the Investment Manager or Sub-Adviser that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

    In addition, when the Fund anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, it may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Fund may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

    Lastly, the Fund is permitted to enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated and on which options have been written (see "Options and Futures Transactions").

    In all of the above circumstances, if the currency in which the Fund's portfolio securities (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager and/or Sub-Adviser.

    The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. To the extent that the Fund enters into forward foreign currency contracts to hedge against a decline in the value of portfolio holdings denominated in a particular foreign currency resulting from currency fluctuations, there is a risk that the Fund may nevertheless realize a gain or loss as a result of currency fluctuations after such portfolio holdings are sold if the Fund is unable to enter into an "offsetting" forward foreign currency contract with the same party or another party. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualifications as a regulated investment company (see "Dividends, Distributions and Taxes").

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its total assets.

    PRIVATE PLACEMENTS. The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which is limited by the Fund's investment restrictions to 10% of the Fund's total assets. Limitations on the resale of private placements may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    CONVERTIBLE SECURITIES. Among the fixed-income securities in which the Fund may invest are

"convertible" securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

    Because of the special nature of the Fund's permitted investments in lower rated convertible securities, the Investment Manager or Sub-Adviser must take account of certain special considerations in assessing the risks associated with such investments. The prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a lower rated convertible security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a corresponding volatility in the net asset value of a share of the Fund.

    RIGHTS AND WARRANTS. The Fund may acquire rights and/or warrants which are attached to other securities in its portfolio, or which are issued as a distribution by the issuer of a security held in its portfolio. Rights and/or warrants are, in effect, options to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them.

    INVESTMENT IN OTHER INVESTMENT VEHICLES. Under the Investment Company Act of 1940, as amended, the Fund generally may invest up to 10% of its total assets in shares of foreign investment companies. In addition, the Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in foreign investment companies may be the sole or most practical means by which the Fund may participate in certain foreign securities markets, and investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in an investment company or real estate investment trust, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in other investment companies and in real estate investment trusts.

    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value.

OPTIONS AND FUTURES TRANSACTIONS

    The Fund may purchase and sell (write) call and put options on portfolio securities which are denominated in either U.S. dollars or foreign currencies, on stock indexes and on the U.S. dollar and foreign currencies, which are or may in the future be listed on several U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC options"). OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.

    The Fund is permitted to write covered put and call options on portfolio securities, the currencies in which such securities are denominated and stock indexes, without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated (although such hedge is limited to the value of the premium received), to close out long call option positions and to generate income. The Fund may write covered put options, under which the Fund incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election.

    The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put positions in a manner similar to call option closing purchase transactions. There are no limits on the Fund's ability to purchase call and put options other than compliance with the foregoing policies.

    The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges and that are based on any currency ("currency" futures), on U.S. and foreign fixed-income securities ("interest rate" futures) and on such indexes of U.S. or foreign equity or fixed-income securities as may exist or come into being ("index" futures). The Fund may purchase or sell interest rate futures contracts for the purpose of attempting hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against anticipated changes in prevailing interest rates. The Fund may purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices. The Fund may purchase or sell currency futures contracts to hedge against an anticipated rise or decline in the value of the currency in which a portfolio security is denominated vis-a-vis another currency. As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund also may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

    New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

    RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options may generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of any futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Investment Manager or Sub-Adviser could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. See the Statement of Additional

Information for a further discussion of risks of options and futures transactions.

    For additional risk disclosure, please refer to the "Investment Objective and Policies" section of the Prospectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.

PORTFOLIO MANAGEMENT

    The Fund's portfolio is actively managed by the Investment Manager and the Sub-Adviser with a view to achieving the Fund's investment objective. Mark Bavoso, Senior Vice President of InterCapital, has been the primary portfolio manager of the Fund with respect to investments in securities of United States issuers since August, 1995 and has been a portfolio manager at InterCapital for over five years. Patrick W.W. Disney, Managing Director of the Sub-Adviser, has been the primary portfolio manager of the Fund with respect to non-United States investments since August, 1995 and has been a manager of international portfolios at the Sub-Adviser for over five years.

    Personnel of the Investment Manager and Sub-Adviser have substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

    Orders for transactions in portfolio securities and commodities may be placed for the Fund with a number of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR") and other affiliated broker-dealers of the Investment Manager, and certain affiliated broker-dealers of the Sub-Adviser. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR and other brokers and dealers that are affiliates of the Investment Manager or the Sub-Adviser.

    Although the Fund does not intend to engage in short-term trading as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held when such sale will, in the opinion of the Investment Manager or the Sub-Adviser, strengthen the Fund's position and contribute to its investment objective.

    Except as specifically noted, all investment policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act.

    For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

    1. Invest more than 5% of the value of its total assets in the voting securities of any one issuer or with respect to 75% of the Fund's total assets invest more than 5% in the securities of any one issuer (other than obligations of the United States Government, its agencies or instrumentalities).

    2. Purchase more than 10% of the outstanding voting securities or any class of securities of any one issuer.

    3. Invest more than 25% of the value of its total assets in securities of issuers in any one industry other than for defensive purposes.

    4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

    5. Purchase securities of other United States investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. However, the Fund may invest up to 10% of the value of its total assets in the securities of foreign investment companies.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

GENERAL

    The Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York, 10048.

    The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million, and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

    The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter World Wide Investment Trust, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for

Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, if the Fund has reason to believe that additional investments will increase the investment in each account under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent.

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly through the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gain distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund at the time of their sale by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

    The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

    Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

    Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

    CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

    CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

    After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

    CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

    CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

    SELECTING A PARTICULAR CLASS. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

    The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

    Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

    For the purpose of meeting the $5 million minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.

    Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

    Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

                                         CONVERSION
  CLASS     SALES CHARGE    12b-1 FEE      FEATURE
    A      Maximum 5.25%        0.25%        No
           initial sales
           charge reduced
           for purchases
           of $25,000 and
           over; shares
           sold without an
           initial sales
           charge
           generally
           subject to a
           1.0% CDSC
           during first
           year.
    B      Maximum 5.0%         1.0%    B shares
           CDSC during the              convert to A
           first year                   shares
           decreasing to 0              automatically
           after six years              after
                                        approximately
                                        ten years
    C      1.0% CDSC            1.0%         No
           during first
           year
    D           None           None          No

    See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

    Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

    The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                          SALES CHARGE
                           ------------------------------------------
                              PERCENTAGE OF          APPROXIMATE
    AMOUNT OF SINGLE         PUBLIC OFFERING    PERCENTAGE OF AMOUNT
       TRANSACTION                PRICE               INVESTED
-------------------------  -------------------  ---------------------
Less than $25,000........           5.25%                 5.54%
$25,000 but less
     than $50,000........           4.75%                 4.99%
$50,000 but less
     than $100,000.......           4.00%                 4.17%
$100,000 but less
     than $250,000.......           3.00%                 3.09%
$250,000 but less
     than $1 million.....           2.00%                 2.04%
$1 million and over......              0                     0

    Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of
Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

    COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

    RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares equal to at least $5 million, such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative-- Class D Shares" below.

    The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

    LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

    ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

    (1)trusts for which Dean Witter Trust Company
("DWTC") or Dean Witter Trust FSB ("DWTFSB") (each of which is an affiliate of the Investment Manager) provides discretionary trustee services;

    (2)persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees and restrictions on transferability of Fund shares);

    (3)retirement plans qualified under
Section 401(k) of the Internal Revenue Code ("401(k) plans") and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code with at least 200 eligible employees and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper;

    (4)401(k) plans and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

    (5)investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

    (6)other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

    No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

    For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE-- CLASS B SHARES

    Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

    Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

           YEAR SINCE                     CDSC AS A
            PURCHASE                    PERCENTAGE OF
          PAYMENT MADE                 AMOUNT REDEEMED
---------------------------------  -----------------------
First............................              5.0%
Second...........................              4.0%
Third............................              3.0%
Fourth...........................              2.0%
Fifth............................              2.0%
Sixth............................              1.0%
Seventh and thereafter...........              None

    In the case of Class B shares of the Fund held by 401 (k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:

           YEAR SINCE
            PURCHASE               CDSC AS A PERCENTAGE OF
          PAYMENT MADE                 AMOUNT REDEEMED
---------------------------------  -----------------------
First............................              2.0%
Second...........................              2.0%
Third............................              1.0%
Fourth and thereafter............              None

    CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption; and
(iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first. In addition, no CDSC will be imposed on redemptions of shares which are attributable to reinvestment of dividends or distributions from, or the proceeds of, certain Unit Investment Trusts.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

    (1)redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

    (2)redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial
Account following attainment of age 59 1/2; or (c) a tax-free return of an excess contribution to an IRA; and

    (3)all redemptions of shares held for the benefit of a participant in a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper ("Eligible Plan"), provided that either: (a) the plan continues to be an Eligible Plan after the redemption; or (b) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

    CONVERSION TO CLASS A SHARES. All shares of the Fund held prior to July 28, 1997 (other than shares held by certain employee benefit plans established by DWR and its affiliate, SPS Transaction Services, Inc.) have been designated Class B shares. Shares held before May 1, 1997 that have been designated Class B shares will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

    If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

    Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

    Class B shares purchased before July 28, 1997 by trusts for which DWTC or DWTFSB provides discretionary trustee services will convert to Class A shares on or about August 29, 1997. The CDSC will not be applicable to such shares.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

    Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES

    Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs, which may include termination fees and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Shares of the Fund held by the employee benefit plans referred to in clause (iii) above prior to July 28, 1997 have been designated Class D shares. Investors who require a $5 million minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

    For the fiscal year ended March 31, 1997, the Fund accrued payments under the Plan amounting to $4,941,515, which amount is equal to 1.00% of the Fund's average daily net assets for the fiscal year. The payments accrued under the Plan were calculated pursuant to clause (b) of the compensation formula under the Plan. All shares held prior to July 28, 1997 (other than shares held by certain employee benefit plans established by DWR and its affiliate, SPS Transaction Services, Inc.) have been designated Class B shares.

    In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $20,399,997 at March 31, 1997, which was equal to 4.87% of the net assets of the Fund on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to

4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open, by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting the result to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be calculated on Good Friday and on such other federal and non-federal holidays observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or the Sub-Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known, if after the ex-dividend date.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    TAX SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

    Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter High Income Securities and Dean Witter National Municipal Trust, which are Dean Witter Funds offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, any CDSC Fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Dean Witter Multi-Class Funds, FSC Funds or CDSC Funds or any Exchange Fund that is not a money market fund can be effected on the same basis.

    No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of a CDSC Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of a CDSC Fund (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees, if any, are described in the prospectuses for those funds). Class B shares of the Fund acquired in exchange for Class B shares of another Dean Witter Multi-Class Fund or shares of a CDSC Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

    ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by InterCapital to be abusive and contrary to the best interests of the Fund's other shareholders and, at InterCapital's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of share within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders many initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

    For further information regarding the Exchange Privilege, shareholders should contact their account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 for redemption is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional information required by the Transfer Agent.

    REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed by any of the Fund, the Distributor or DWR. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

    INVOLUNTARY REDEMPTION. The Fund reserves the right, on sixty days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholders have a value of less than $100 or such lesser amount as may be fixed by the Fund's Trustees or, in the case of an account opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends separately for each Class of shares and intends to distribute all of its net investment income and net capital gains, if any, at least once per year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.

    All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions".)

    TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax on any such income and capital gains, other than any tax resulting from investing in passive foreign investment companies, as discussed below.

    Gains or losses on the Fund's transactions in certain listed options on securities and on futures and options on futures traded on U.S. exchanges generally are treated as 60% long-term gain or loss and 40% short-term gain or loss. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's realized net gains being available for distribution.

    As a regulated investment company, the Fund is subject to the requirement that less than 30% of its gross income be derived from the sale of certain investments held for less than three months. This requirement may limit the Fund's ability to engage in options and futures transactions.

    Shareholders will normally have to pay federal income taxes, and any state and local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the corporate dividends received deduction.

    The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Capital gains on the sale of such holdings may be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, the Fund may be subject to income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains were distributed to shareholders.

    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Dividends, interest and gains received by the Fund from foreign sources may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and makes the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes to enable shareholders to claim United States foreign tax credits or deductions with respect to such taxes. In the absence of such an election, the Fund would deduct such foreign taxes in computing the amount of its distributable income. The Fund does not intend to make such election for its fiscal year ended March 31, 1997.

    Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which would be incurred by shareholders for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations, such as Lipper Analytical Services, Inc.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any share-holder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

    The Sub-Adviser also has a Code of Ethics which complies with regulatory requirements and, insofar as it relates to persons associated with the Fund, the 1994 report by the Investments Company Institute Advisory Group on Personal Investing.

    MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

                        THE DEAN WITTER FAMILY OF FUNDS

MONEY MARKET FUNDS                                  FIXED-INCOME FUNDS
Dean Witter Liquid Asset Fund Inc.                  Dean Witter High Yield Securities Inc.
Dean Witter Tax-Free Daily Income Trust             Dean Witter Tax-Exempt Securities Trust
Dean Witter New York Municipal Money Market Trust   Dean Witter U.S. Government Securities Trust
Dean Witter California Tax-Free Daily Income Trust  Dean Witter California Tax-Free Income Fund
Dean Witter U.S. Government Money Market Trust      Dean Witter New York Tax-Free Income Fund
EQUITY FUNDS                                        Dean Witter Convertible Securities Trust
Dean Witter American Value Fund                     Dean Witter Federal Securities Trust
Dean Witter Natural Resource Development            Dean Witter World Wide Income Trust
 Securities Inc.                                    Dean Witter Intermediate Income Securities
Dean Witter Dividend Growth Securities Inc.         Dean Witter Global Short-Term Income Fund Inc.
Dean Witter Developing Growth Securities Trust      Dean Witter Multi-State Municipal Series Trust
Dean Witter World Wide Investment Trust             Dean Witter Short-Term U.S. Treasury Trust
Dean Witter Value-Added Market Series               Dean Witter Diversified Income Trust
Dean Witter Utilities Fund                          Dean Witter Limited Term Municipal Trust
Dean Witter Precious Metals and Minerals Trust      Dean Witter Short-Term Bond Fund
Dean Witter Capital Growth Securities               Dean Witter High Income Securities
Dean Witter European Growth Fund Inc.               Dean Witter National Municipal Trust
Dean Witter Pacific Growth Fund Inc.                Dean Witter Balanced Income Fund
Dean Witter Health Sciences Trust                   Dean Witter Hawaii Municipal Trust
Dean Witter Global Dividend Growth Securities       Dean Witter Intermediate Term U.S. Treasury
Dean Witter Global Utilities Fund                   Trust
Dean Witter International SmallCap Fund             DEAN WITTER RETIREMENT SERIES
Dean Witter Mid-Cap Growth Fund                     Liquid Asset Series
Dean Witter Balanced Growth Fund                    U.S. Government Money Market Series
Dean Witter Capital Appreciation Fund               U.S. Government Securities Series
Dean Witter Information Fund                        Intermediate Income Securities Series
Dean Witter Special Value Fund                      American Value Series
Dean Witter Financial Services Trust                Capital Growth Series
Dean Witter Market Leader Trust                     Dividend Growth Series
ASSET ALLOCATION FUNDS                              Strategist Series
Dean Witter Strategist Fund                         Utilities Series
Dean Witter Global Asset Allocation Fund            Value-Added Market Series
ACTIVE ASSETS ACCOUNT PROGRAM                       Global Equity Series
Active Assets Money Trust
Active Assets Tax-Free Trust
Active Assets Government Securities Trust
Active Assets California Tax-Free Trust

Dean Witter
World Wide Investment Trust
Two World Trade Center
New York, New York 10048

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and
General Counsel
Mark Bavoso
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN
The Chase Manhattan Bank
One Chase Plaza
New York, New York 10081

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.

SUB-ADVISER
Morgan Grenfell Investment Services Limited

DEAN WITTER
WORLD WIDE
INVESTMENT
TRUST

                               [PHOTO]
                                                     PROSPECTUS -- JULY 28, 1997

DEAN WITTER WORLD WIDE INVESTMENT TRUST  TWO WORLD TRADE CENTER, NEW YORK, NEW
                                         YORK 10048
LETTER TO THE SHAREHOLDERS MARCH 31, 1997

DEAR SHAREHOLDER:

During the Fund's fiscal year ended March 31, 1997, global investment returns continued to underperform those in the United States, with the Standard & Poor's 500 Composite Stock Index (S&P 500) advancing 19.84 percent while the Morgan Stanley Capital International World Index (MSCI World Index) returned 7.68 percent.

European markets enjoyed strong performance, however, with Spain up 30.4 percent, the United Kingdom up 28.7 percent and Germany up 20.6 percent. Most European equity markets responded well to the favorable macroeconomic outlook of noninflationary growth induced by low interest rates, weaker domestic currencies and tight fiscal policy. As 1997 unfolds, it will become more apparent which countries will comply with the Maastricht criteria for participation in the Economic and Monetary Union (EMU) when it begins in 1999.

Emerging markets also performed well over the last year. The Latin American markets in particular rallied sharply, with Brazil up 56.0 percent, Argentina up
29.9 percent and Mexico up 19.0 percent. Southeast Asian markets advanced in 1996 but gave up gains in the first quarter of 1997 as a result of weakness in technology and fears regarding interest rates.

In the United States, the Federal Reserve's Open Market Committee increased interest rates on March 25 in response to signs of economic strength. Volatility in most markets has since picked up as investors digest the prospects for additional interest-rate increases. It should be noted that the economies of Europe and Japan and emerging markets are all at different points in the economic growth cycle. While all are affected by global liquidity, monetary policy in these areas is set according to domestic trends in growth and inflation.

PERFORMANCE AND PORTFOLIO

For the twelve-month period ended March 31, 1997, Dean Witter World Wide Investment Trust provided a total return of 1.61 percent compared to 7.68 percent for the MSCI World Index and 11.85 percent for the

DEAN WITTER WORLD WIDE INVESTMENT TRUST
LETTER TO THE SHAREHOLDERS MARCH 31, 1997, CONTINUED

Lipper Global Funds Index. The accompanying chart illustrates the growth of a $10,000 investment in the Fund for the ten-year period ended March 31, 1997, versus similar investments in the MSCI World Index and the Lipper Global Funds Index.

The main reason for the Fund's
underperformance versus its benchmarks
was the result of the Fund's year-long
overweighted position in the Japanese
equity market. The Fund's asset
allocation strategically overweighted
Japan because of improving signs there
of sustainable economic growth, a
depreciating yen, potential
deregulation measures and a sharp
profit recovery. Despite these
promising fundamentals, the Japanese
equity market, down 25.70 percent,
suffered a loss of confidence when
confronted with persistent bad press
documenting the fragility of the
financial sector. Faced with
deteriorating fundamentals and poor
sentiment, the Fund reduced its
exposure to Japan at the end of 1996 to
be at a neutral weighting versus the
MSCI World Index.

Dean Witter World Wide Investment Trust
is broadly invested across 25 global
markets. The Fund's target asset
allocation is Europe, 35 percent; U.S.,
25 percent; Japan, 20 percent; emerging
Asia, 12.5 percent; Latin America, 6.5
percent; and other, 1 percent. The
Fund's holdings include companies such
as PepsiCo Inc. (U.S., beverages),
Telecomunicacoes Brasileiras S.A.
(Brazil, telecommunications), AXA-UAP
(France, insurance), Volkswagen AG
(Germany, automobiles), Hutchison
Whampoa Ltd. (Hong Kong, conglomerate)
and Canon, Inc. (Japan, electrical
equipment).

DEAN WITTER WORLD WIDE INVESTMENT TRUST
LETTER TO THE SHAREHOLDERS MARCH 31, 1997, CONTINUED

LOOKING AHEAD

We believe that global equities continue to offer an attractive investment opportunity. Continental European equities remain responsive to the dual profit drivers of restructuring and improving competitiveness from weak domestic currencies. In Japan, business confidence is building as exports pick up and prospects for broader economic growth appear. Lastly, economic activity in Asian and Latin American emerging markets is outpacing growth in the developed world.

We appreciate your support of Dean Witter World Wide Investment Trust and look forward to continuing to serve your investment needs.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS MARCH 31, 1997

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   COMMON AND PREFERRED STOCKS, WARRANTS, RIGHTS
                   AND BONDS (96.3%)
                   ARGENTINA (0.2%)
                   ENERGY
          38,500   Yacimentos Petroliferos
                     Fiscales S.A. (ADR).........  $     1,020,250
                                                   ---------------
                   AUSTRALIA (0.9%)
                   ENERGY
          41,000   Broken Hill Proprietary Co.,
                     Ltd.........................          547,493
          90,000   Woodside Petroleum Ltd........          664,109
                                                   ---------------
                                                         1,211,602
                                                   ---------------
                   FOODS & BEVERAGES
         740,000   Goodman Fielder Ltd...........          959,096
                                                   ---------------
                   METALS & MINING
         600,000   M.I.M. Holdings Ltd...........          805,923
         262,000   Pasminco Ltd..................          506,476
                                                   ---------------
                                                         1,312,399
                                                   ---------------
                   RETAIL
         225,000   Woolworth's Ltd...............          602,675
                                                   ---------------

                   TOTAL AUSTRALIA...............        4,085,772
                                                   ---------------

                   AUSTRIA (0.1%)
                   CONSUMER PRODUCTS
           2,665   Wolford AG....................          298,093
                                                   ---------------
                   BELGIUM (0.4%)
                   RESTAURANTS
           1,840   Quick Restaurants S.A.........           95,714
                                                   ---------------
                   RETAIL
          35,500   G.I.B. Holdings Ltd...........        1,620,958
                                                   ---------------
                   TOTAL BELGIUM.................        1,716,672
                                                   ---------------

                   BRAZIL (3.1%)
                   BUILDING & CONSTRUCTION
         103,000   Elevadores Atlas S.A.*........        1,282,037
                                                   ---------------
                   INVESTMENT COMPANIES
       1,000,000   Brazilian Smaller Co.
                     Investment Trust PLC........        1,380,000
         200,000   Brazilian Smaller Co.
                     Investment Trust (Warrants
                     due 09/30/07)*..............          146,000
                                                   ---------------
                                                         1,526,000
                                                   ---------------
                   RETAIL
          80,000   Makro Atacadista S.A. (GDS)...        1,073,600
          10,000   Makro Atacadista S.A. (ADR) -
                     144A**......................          134,200
                                                   ---------------
                                                         1,207,800
                                                   ---------------

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   STEEL
       1,904,000   Companhia Siderurgica Paulista
                     (Pref.)*....................  $     1,310,627
                                                   ---------------
                   STEEL & IRON
         202,000   Companhia Acos Especia
                     (ADR)*......................          925,160
                                                   ---------------
                   TELECOMMUNICATIONS
          24,705   Telecomunicacoes Brasileiras
                     S.A. (ADR)..................        2,529,174
                                                   ---------------
                   UTILITIES - ELECTRIC
         120,000   Centrais Electricas
                     Brasileiras S.A. (Class B)
                     (ADR).......................        2,478,000
      25,000,000   Companhia de Electricidade do
                     Estado da Bahia*............        1,885,903
                                                   ---------------
                                                         4,363,903
                                                   ---------------

                   TOTAL BRAZIL..................       13,144,701
                                                   ---------------

                   CANADA (0.4%)
                   ENERGY
          19,500   Talisman Energy, Inc.*........          578,664
                                                   ---------------
                   INDUSTRIALS
          22,000   Canadian Pacific, Ltd.........          524,982
                                                   ---------------
                   MANUFACTURING
          35,000   Bombardier, Inc. (Class B)....          633,033
                                                   ---------------

                   TOTAL CANADA..................        1,736,679
                                                   ---------------

                   CHILE (0.5%)
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         100,000   Compania Cervecerias Unidas
                     S.A. (ADR)..................        1,975,000
                                                   ---------------

                   COLOMBIA (0.2%)
                   FINANCIAL SERVICES
           3,465   Corporacion Financiera Valle
                     (GDR).......................           12,994
                                                   ---------------
                   RETAIL
          42,000   Gran Cadena Almacenes (Class
                     B) (Pref.) (ADR) - 144A**...          414,750
          30,000   Gran Cadena Almacenes (ADR) (B
                     Shares).....................          292,500
                                                   ---------------
                                                           707,250
                                                   ---------------

                   TOTAL COLOMBIA................          720,244
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   DENMARK (1.3%)
                   BUSINESS & PUBLIC SERVICES
          20,200   Kobenhavns Lufthavne AS.......  $     2,093,232
                                                   ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
           2,270   Oticon Holding AS.............          381,357
                                                   ---------------
                   PHARMACEUTICALS
          29,000   Novo-Nordisk AS (Series B)....        3,027,900
                                                   ---------------

                   TOTAL DENMARK.................        5,502,489
                                                   ---------------
                   FRANCE (4.3%)
                   BUILDING MATERIALS
           9,500   IMETAL........................        1,475,646
                                                   ---------------
                   BUSINESS & PUBLIC SERVICES
           1,770   Grand Optical-Photoservice....          273,996
                                                   ---------------
                   COMMERCIAL SERVICES
             550   Altran Technologies S.A.......          201,258
                                                   ---------------
                   CONSUMER PRODUCTS
          12,500   Societe BIC S.A...............        1,892,933
                                                   ---------------
                   ENERGY
          20,000   Elf Aquitaine S.A.............        2,043,925
                                                   ---------------
                   FINANCIAL SERVICES
          12,000   Cetelem Group.................        1,417,641
                                                   ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
          28,000   SEITA.........................        1,007,722
                                                   ---------------
                   HEALTH & PERSONAL CARE
          10,640   Sanofi S.A....................        1,036,486
                                                   ---------------
                   INSURANCE
          41,000   AXA-UAP.......................        2,703,560
          45,000   Scor..........................        1,829,171
                                                   ---------------
                                                         4,532,731
                                                   ---------------
                   RETAIL
           2,070   Carrefour Supermarche.........        1,279,910
           6,122   Castorama Dubois
                     Investissement..............          962,865
     FRF     250   Castorama Dubois
                     Investissement 3.15% due
                     01/01/03 (Conv.)............           54,331
           2,129   Guilbert S.A..................          395,935
                                                   ---------------
                                                         2,693,041
                                                   ---------------

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   STEEL & IRON
          80,250   Usinor Sacilor................  $     1,307,651
                                                   ---------------
                   TEXTILES
           2,433   Deveaux S.A...................          413,688
                                                   ---------------
                   WHOLESALE & INTERNATIONAL TRADE
              42   Bertrand Faure................            2,131
                                                   ---------------

                   TOTAL FRANCE..................       18,298,849
                                                   ---------------

                   GERMANY (3.8%)
                   APPAREL
          14,400   Adidas AG.....................        1,628,648
                                                   ---------------
                   AUTOMOBILES
           2,750   Bayerische Motoren Werke (BMW)
                     AG..........................        2,215,756
           5,975   Volkswagen AG.................        3,287,944
                                                   ---------------
                                                         5,503,700
                                                   ---------------
                   CHEMICALS
          37,746   BASF AG.......................        1,419,277
          28,000   Bayer AG......................        1,159,773
          18,300   SGL Carbon AG.................        2,501,164
                                                   ---------------
                                                         5,080,214
                                                   ---------------
                   ENTERTAINMENT
           1,043   CeWe Color Holdings AG........          264,563
                                                   ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
          11,580   Berentzen-Gruppe AG (Pref.)...          352,480
                                                   ---------------
                   FURNITURE
           3,420   Moebel Walther AG.............          183,706
                                                   ---------------
                   INSURANCE
           1,452   Marschollek Lautenschlaeger
                     und Partner AG (Pref.)......          303,312
                                                   ---------------
                   PHARMACEUTICALS
          10,500   Gehe AG.......................          717,547
                                                   ---------------
                   RETAIL
          12,732   Fielmann AG (Pref.)...........          355,630
                                                   ---------------
                   TEXTILES
             360   Jil Sander AG (Pref.).........          217,010
           3,000   Puma AG*......................          111,549
                                                   ---------------
                                                           328,559
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   UTILITIES - ELECTRIC
          18,500   Veba AG.......................  $     1,042,868
                                                   ---------------
                   TOTAL GERMANY.................       15,761,227
                                                   ---------------

                   HONG KONG (4.4%)
                   BANKING
         302,000   Guoco Group Ltd...............        1,492,734
          77,200   HSBC Holdings PLC.............        1,793,356
          39,000   Wing Hang Bank Ltd............          171,128
                                                   ---------------
                                                         3,457,218
                                                   ---------------
                   CONGLOMERATES
         367,000   Hutchison Whampoa Ltd.........        2,758,918
         305,000   Wharf (Holdings) Ltd..........        1,167,082
                                                   ---------------
                                                         3,926,000
                                                   ---------------
                   REAL ESTATE
         241,000   Cheung Kong (Holdings) Ltd....        2,122,738
         580,000   China Overseas Land &
                     Investment..................          314,379
         140,000   China Resources Enterprise
                     Ltd.........................          301,732
         271,000   Great Eagle Holdings Ltd......          895,336
         172,260   HKR International Ltd.........          227,869
         823,000   Hong Kong Land Holdings
                     Ltd.........................        1,909,360
         211,000   New World Development Co.,
                     Ltd.........................        1,138,244
                                                   ---------------
                                                         6,909,658
                                                   ---------------
                   TELECOMMUNICATIONS
       1,188,400   Hong Kong Telecommunications
                     Ltd.........................        2,032,148
                                                   ---------------
                   TRANSPORTATION
         980,000   China Travel International
                     Investment Ltd..............          471,117
                                                   ---------------
                   UTILITIES
         339,000   China Light & Power Co.,
                     Ltd.........................        1,491,870
                                                   ---------------

                   TOTAL HONG KONG...............       18,288,011
                                                   ---------------

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------

                   INDIA (0.4%)
                   AUTOMOBILES
          30,500   Mahindra & Mahindra Ltd.
                     (GDR)*......................  $       343,125
                                                   ---------------
                   BANKS
          21,200   State Bank of India (GDR)*....          473,820
                                                   ---------------
                   METALS & MINING
          22,000   Hindalco Industries Ltd.
                     (GDR)*......................          709,500
                                                   ---------------

                   TOTAL INDIA...................        1,526,445
                                                   ---------------

                   INDONESIA (0.3%)
                   BANKS
         921,000   PT Bank Negara................          527,656
                                                   ---------------
                   MEDICAL PRODUCTS & SUPPLIES
         278,000   PT Kalbe Farma................          312,750
                                                   ---------------
                   TOBACCO
          55,000   PT Hanjaya Mandala
                     Sampoerna...................          257,813
                                                   ---------------

                   TOTAL INDONESIA...............        1,098,219
                                                   ---------------

                   ITALY (1.4%)
                   APPAREL
           7,500   Fila Holding SpA (ADR)........          407,813
                                                   ---------------
                   APPLIANCES & HOUSEHOLD DURABLES
          19,375   Industrie Natuzzi SpA (ADR)...          462,578
                                                   ---------------
                   ELECTRICAL EQUIPMENT
          32,945   Gewiss SpA....................          465,869
                                                   ---------------
                   ELECTRONICS
          17,047   Saes Getters Di Risp..........          166,808
          12,791   Saes Getters SpA..............          183,165
                                                   ---------------
                                                           349,973
                                                   ---------------
                   ENERGY
         298,000   Ente Nazionale Idrocarburi
                     SpA.........................        1,506,891
                                                   ---------------
                   TELECOMMUNICATIONS
         260,000   Seat SpA*.....................           89,976
         260,000   Stet Societa Finanziaria
                     Telefonica SpA..............        1,130,907

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
         546,000   Telecom Italia Mobile SpA.....  $     1,563,723
                                                   ---------------
                                                         2,784,606
                                                   ---------------
                   VISION CARE & INSTRUMENTS
           7,235   De Rigo SpA (ADR)*............           49,741
                                                   ---------------
                   TOTAL ITALY...................        6,027,471
                                                   ---------------
                   JAPAN (17.7%)
                   AUTO PARTS
          20,000   Bridgestone Metalpha Corp.....          156,730
                                                   ---------------
                   AUTOMOBILES
         433,000   Mitsubishi Motors Corp........        3,207,796
         150,000   Suzuki Motor Co., Ltd.........        1,454,193
                                                   ---------------
                                                         4,661,989
                                                   ---------------
                   BANKING
          94,000   Asahi Bank, Ltd...............          590,822
         133,000   Bank of Tokyo-Mitsubishi
                     Ltd.........................        2,073,760
         161,000   Sumitomo Trust & Banking......        1,287,688
                                                   ---------------
                                                         3,952,270
                                                   ---------------
                   BUILDING & CONSTRUCTION
           2,000   Kaneshita Construction........           14,461
         322,000   Sekisui House Ltd.............        3,147,681
                                                   ---------------
                                                         3,162,142
                                                   ---------------
                   BUILDING MATERIALS
          10,000   Nichiha Corp..................          144,611
                                                   ---------------
                   BUSINESS & PUBLIC SERVICES
           5,000   Chuo Warehouse Co.............           34,052
           3,000   Nichii Gakkan Co..............          131,120
          67,000   Secom.........................        3,761,916
                                                   ---------------
                                                         3,927,088
                                                   ---------------
                   CHEMICALS
         600,000   Asahi Chemical Industrial Co.,
                     Ltd.........................        3,121,667
          62,000   Kaneka Corp...................          330,086
         323,000   Nippon Shokubai K.K. Co.......        1,925,788
          30,000   Sumitomo Bakelite Co., Ltd....          198,740
                                                   ---------------
                                                         5,576,281
                                                   ---------------

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   COMPUTER SOFTWARE
          12,000   Ines..........................  $       142,511
          12,000   Meitec........................          240,427
                                                   ---------------
                                                           382,938
                                                   ---------------
                   CONGLOMERATES
         554,000   Mitsui & Co...................        4,063,920
          13,000   Yamae Hisano..................          102,609
                                                   ---------------
                                                         4,166,529
                                                   ---------------
                   ELECTRICAL EQUIPMENT
         195,000   Canon, Inc....................        4,174,745
          40,000   Kyocera Corp..................        2,268,541
          30,700   Mabuchi Motor Co..............        1,510,446
         150,000   Matsushita Electric Industrial
                     Co., Ltd....................        2,338,827
          11,000   Mitsui High-Tec...............          223,057
    Y      1,000K  Nippon Densan Corp. 1.00%
                     09/30/03 (Conv.)............            9,937
          16,500   Nitto Electric Works..........          254,605
          66,000   Rohm Co.......................        4,868,153
                                                   ---------------
                                                        15,648,311
                                                   ---------------
                   ELECTRONICS
          46,000   Sony Corp.....................        3,214,574
                                                   ---------------
                   ELECTRONICS - SEMICONDUCTORS/COMPONENTS
          25,000   Toshiba Ceramics Co., Ltd.....          168,242
                                                   ---------------
                   ENGINEERING & CONSTRUCTION
         119,000   Kajima Corp...................          553,757
                                                   ---------------
                   FINANCIAL SERVICES
         405,000   New Japan Securities Co.,
                     Ltd.*.......................        1,047,019
         150,000   Nomura Securities Co., Ltd....        1,660,204
                                                   ---------------
                                                         2,707,223
                                                   ---------------
                   HEALTH & PERSONAL CARE
          11,000   Aderans Co., Ltd..............          238,164
          20,000   Kawasumi Laboratories, Inc....          242,365
          15,000   Terumo Corp...................          212,070
                                                   ---------------
                                                           692,599
                                                   ---------------
                   INSURANCE
         312,000   Tokio Marine & Fire Insurance
                     Co..........................        3,175,957
                                                   ---------------
                   LEISURE
           3,000   H.I.S. Co., Ltd...............          135,725
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   MACHINE TOOLS
           6,600   Nitto Kohki Co., Ltd..........  $       188,221
                                                   ---------------
                   MACHINERY
          18,000   Aichi Corp....................          103,975
         273,980   Asahi Diamond Industries Co.,
                     Ltd.........................        2,180,242
         225,000   Minebea Co., Ltd..............        1,872,273
         439,000   Mitsubishi Heavy Industries,
                     Ltd.........................        2,855,025
          30,000   OSG Corp......................          178,139
                                                   ---------------
                                                         7,189,654
                                                   ---------------
                   METALS
          10,000   Sumitomo Sitix Corp...........          175,311
                                                   ---------------
                   REAL ESTATE
          15,000   Chubu Sekiwa Real Estate,
                     Ltd.........................          130,877
             400   Japan Industrial Land
                     Development.................            4,363
           9,000   Sekiwa Real Estate............           59,622
                                                   ---------------
                                                           194,862
                                                   ---------------
                   RETAIL
           6,000   Circle K Japan Co., Ltd.......          252,060
           9,300   Ministop Co., Ltd.............          235,919
          11,000   Olympic Corp..................          227,500
          11,000   Shimachu Co., Ltd.............          257,715
                                                   ---------------
                                                           973,194
                                                   ---------------
                   STEEL & IRON
       1,500,000   NKK Corp......................        3,150,751
          20,000   Yamato Kogyo Co., Ltd.........          171,272
                                                   ---------------
                                                         3,322,023
                                                   ---------------
                   TELECOMMUNICATIONS
             446   DDI Corp......................        2,814,073
             363   Nippon Telegraph & Telephone
                     Corp........................        2,554,314
                                                   ---------------
                                                         5,368,387
                                                   ---------------
                   TELECOMMUNICATIONS EQUIPMENT
           3,000   Forval Corp...................           76,587
    Y     11,000K  Forval Corp. 1.35% 09/30/03
                     (Conv.).....................           82,647
                                                   ---------------
                                                           159,234
                                                   ---------------
                   TEXTILES
         192,000   Kuraray Co., Ltd..............        1,549,588
          70,000   Nitto Boseki Co., Ltd.........          202,456
                                                   ---------------
                                                         1,752,044
                                                   ---------------

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   TRANSPORTATION
         369,000   Nippon Yusen Kabushiki
                     Kaish.......................  $     1,305,720
         100,000   Yamato Transport Co., Ltd.....          985,620
                                                   ---------------
                                                         2,291,340
                                                   ---------------
                   WHOLESALE DISTRIBUTOR
           3,960   Fujimi, Inc...................          207,950
                                                   ---------------

                   TOTAL JAPAN...................       74,249,186
                                                   ---------------

                   MALAYSIA (3.4%)
                   AGRICULTURE
         218,000   IOI Corporated Berhad.........          362,337
                                                   ---------------
                   AUTO PARTS
          74,000   MBM Resources Berhad..........          203,001
                                                   ---------------
                   AUTOMOBILES
         168,000   Diversified Resources
                     Berhad......................          548,975
          78,000   Perusahaan Otomobil Nasional
                     Berhad......................          494,029
                                                   ---------------
                                                         1,043,004
                                                   ---------------
                   BANKING
         334,000   Arab Malaysian Finance
                     Berhad......................        1,010,570
         163,000   DCB Holdings Berhad...........          614,834
         456,250   Public Finance Berhad.........          754,649
                                                   ---------------
                                                         2,380,053
                                                   ---------------
                   BUILDING & CONSTRUCTION
         139,999   Gamuda Berhad.................          530,898
          18,666   Gamuda Berhad (Warrants)......            6,024
         280,000   Metacorp Berhad...............          807,649
         191,000   Road Builder (M) Holdings
                     Berhad......................        1,109,569
         272,000   Sunway City Berhad............          696,789
                                                   ---------------
                                                         3,150,929
                                                   ---------------
                   ENTERTAINMENT
         120,000   Berjaya Sports Toto Berhad....          614,814
                                                   ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
          40,000   RJ Reynolds Berhad............           98,435
                                                   ---------------
                   LEISURE
       1,022,000   Magnum Corporation Berhad.....        1,937,793
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   MACHINERY
         100,000   UMW Holdings Berhad...........  $       552,687
         338,000   United Engineers Malaysia
                     Berhad......................        2,945,296
                                                   ---------------
                                                         3,497,983
                                                   ---------------
                   REAL ESTATE
         186,000   Bandar Raya Developments
                     Berhad......................          366,177
                                                   ---------------
                   TELECOMMUNICATIONS
          50,000   Telekom Malaysia Berhad.......          389,301
                                                   ---------------
                   TOTAL MALAYSIA................       14,043,827
                                                   ---------------
                   MEXICO (2.9%)
                   BUILDING & CONSTRUCTION
         220,000   International de Ceramica S.A.
                     de C.V. (ADR)*..............          304,829
                                                   ---------------
                   BUILDING MATERIALS
         430,000   Cemex, S.A. de C.V. (B
                     Shares).....................        1,739,570
                                                   ---------------
                   ENGINEERING & CONSTRUCTION
         274,240   Corporacion GEO S.A. de C.V.
                     (Series B)*.................        1,310,528
                                                   ---------------
                   FINANCIAL SERVICES
       4,500,000   Grupo Financiero Bancomer S.A.
                     de C.V. (B Shares)*.........        1,609,987
                                                   ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         124,000   Sigma Alimentos S.A...........        1,332,491
                                                   ---------------
                   FOODS & BEVERAGES
         273,000   Fomento Economico Mexicano
                     S.A. de C.V. (Series B).....        1,211,416
                                                   ---------------
                   RETAIL
         380,000   Nacional de Drogas S.A. de
                     C.V. (Series L).............        1,369,153
                                                   ---------------
                   TELECOMMUNICATIONS
          87,800   Telefonos de Mexico S.A. de
                     C.V. (Series L) (ADR).......        3,380,300
                                                   ---------------
                   TOTAL MEXICO..................       12,258,274
                                                   ---------------

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------

                   NETHERLANDS (4.4%)
                   APPLIANCES & HOUSEHOLD DURABLES
          32,986   Ahrend Groep NV...............  $     2,105,527
                                                   ---------------
                   BANKING
          52,771   ING Groep NV..................        2,076,116
                                                   ---------------
                   CHEMICALS
          11,900   Akzo Nobel....................        1,706,697
                                                   ---------------
                   CONSUMER PRODUCTS
          23,770   Gucci Group NV................        1,736,182
                                                   ---------------
                   INSURANCE
          22,936   Aegon NV......................        1,612,993
                                                   ---------------
                   MACHINERY
          14,740   Aalberts Industries NV........          337,425
                                                   ---------------
                   MEDIA
         100,000   Elsevier NV...................        1,623,722
          35,000   PolyGram NV...................        1,757,081
          60,000   Ver Ned Utigev Ver Bezit NV...        1,232,964
          18,620   Wolters Kluwer NV.............        2,239,277
                                                   ---------------
                                                         6,853,044
                                                   ---------------
                   MERCHANDISING
          31,215   Koninklijke Ahold NV..........        2,171,955
                                                   ---------------

                   TOTAL NETHERLANDS.............       18,599,939
                                                   ---------------

                   NORWAY (0.3%)
                   DATA PROCESSING
          18,979   System Etikettering AS........          275,432
                                                   ---------------
                   ENTERTAINMENT
          77,001   NCL Holdings AS (Series A)*...          238,627
                                                   ---------------
                   MACHINERY
          26,485   Tomra Systems AS..............          532,503
                                                   ---------------
                   OIL DRILLING & SERVICES
          39,830   Hitec AS*.....................          225,794
                                                   ---------------

                   TOTAL NORWAY..................        1,272,356
                                                   ---------------

                   PERU (0.3%)
                   FOOD SERVICES
         400,000   Consorcio Alimentos Fabril
                     Pacifico....................          573,585
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         755,917   Cerveceria Backus & Johnston
                     S.A.*.......................  $       676,046
                                                   ---------------

                   TOTAL PERU....................        1,249,631
                                                   ---------------

                   PHILIPPINES (0.2%)
                   BANKING
           3,129   Metropolitan Bank & Trust
                     Co..........................           81,373
           2,600   Union Bank of Philippines*....            2,863
                                                   ---------------
                                                            84,236
                                                   ---------------
                   CONGLOMERATES
          44,712   Ayala Corp. - 144A** *........          380,052
                                                   ---------------
                   ENGINEERING & CONSTRUCTION
         405,000   DMCI Holdings, Inc.*..........          288,297
                                                   ---------------
                   OIL DRILLING & SERVICES
         112,500   First Philippine Holdings
                     Corp. (B Shares)............          207,147
                                                   ---------------
                   TRANSPORTATION
          26,400   International Container
                     Terminal....................           15,786
                                                   ---------------

                   TOTAL PHILIPPINES.............          975,518
                                                   ---------------

                   PORTUGAL (0.1%)
                   MEDIA
          30,000   Journalgeste*.................          320,532
         226,000   TVI-Televisao Independente
                     S.A.*.......................          114,026
                                                   ---------------
                   TOTAL PORTUGAL................          434,558
                                                   ---------------
                   SINGAPORE (1.2%)
                   BANKING
         107,000   Overseas Chinese Banking
                     Corp., Ltd..................        1,274,074
                                                   ---------------
                   ELECTRICAL EQUIPMENT
         110,000   Amtek Engineering Ltd.........          192,662
          52,500   Venture Manufacturing Ltd.....          128,660
                                                   ---------------
                                                           321,322
                                                   ---------------

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   REAL ESTATE
         139,000   City Developments Ltd.........  $     1,231,707
         334,000   DBS Land Ltd..................        1,142,236
                                                   ---------------
                                                         2,373,943
                                                   ---------------
                   SHIPBUILDING
         126,000   Sembawang Corp., Ltd..........          606,231
                                                   ---------------
                   TRANSPORTATION
          79,000   Singapore Airlines Ltd........          634,406
                                                   ---------------

                   TOTAL SINGAPORE...............        5,209,976
                                                   ---------------

                   SOUTH AFRICA (0.6%)
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         120,000   Malbak Ltd....................          597,420
                                                   ---------------
                   METALS & MINING
          21,500   De Beers Consolidated Mines
                     Ltd. (Units)++..............          783,322
          35,200   Rustenburg Platinum Holdings
                     Ltd.........................          569,541
                                                   ---------------
                                                         1,352,863
                                                   ---------------
                   OIL & GAS
          50,000   Sasol Ltd.....................          534,623
                                                   ---------------

                   TOTAL SOUTH AFRICA............        2,484,906
                                                   ---------------

                   SOUTH KOREA (0.2%)
                   ELECTRICAL EQUIPMENT
          14,353   Samsung Electronics Co. (GDS)
                     (Non-voting) - 144A**.......          292,683
                                                   ---------------
                   UTILITIES - ELECTRIC
          15,000   Korea Electric Power Corp.....          436,730
                                                   ---------------

                   TOTAL SOUTH KOREA.............          729,413
                                                   ---------------

                   SPAIN (1.6%)
                   BANKING
          25,000   Banco Bilbao Vizcaya S.A......        1,509,500
          11,250   Banco Popular Espanol S.A.....        2,012,491
                                                   ---------------
                                                         3,521,991
                                                   ---------------
                   FINANCIAL SERVICES
          13,300   Corporacion Financiera Alba...        1,307,537
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   NATURAL GAS
           4,360   Gas Natural SDG S.A. (Series
                     E)..........................  $       947,786
                                                   ---------------
                   TELECOMMUNICATIONS
          45,000   Telefonica de Espana S.A......        1,081,457
                                                   ---------------

                   TOTAL SPAIN...................        6,858,771
                                                   ---------------

                   SWEDEN (2.0%)
                   AUTO TRUCKS & PARTS
          73,400   Scania AB (A Shares)..........        1,829,434
                                                   ---------------
                   BUILDING & CONSTRUCTION
           5,570   Cardo AB......................          178,860
                                                   ---------------
                   COMMERCIAL SERVICES
          42,700   Securitas AB (Series "B"
                     Free).......................        1,216,300
                                                   ---------------
                   INSURANCE
          58,700   Scandia Forsakrings AB........        1,838,487
                                                   ---------------
                   PHARMACEUTICALS
          30,000   Astra AB (B Shares)...........        1,402,479
                                                   ---------------
                   STEEL & IRON
           7,713   SinterCast AB (Series "A"
                     Free)*......................          154,606
                                                   ---------------
                   TELECOMMUNICATIONS
          49,500   Ericsson (L.M.) Telephone Co.
                     AB (Series "B" Free)........        1,736,384
                                                   ---------------

                   TOTAL SWEDEN..................        8,356,550
                                                   ---------------

                   SWITZERLAND (2.0%)
                   CHEMICALS - SPECIALTY
           2,253   Ciba Specialty Chemicals AG...          185,157
                                                   ---------------
                   ELECTRICAL EQUIPMENT
           1,280   ABB AG - Bearer...............        1,529,282
                                                   ---------------
                   INSURANCE
           1,000   Schweizerische
                     Rueckversicherungs-
                     Gesellschaft................        1,056,630
                                                   ---------------
                   PHARMACEUTICALS
           2,253   Novartis AG...................        2,778,907
             312   Roche Holding AG..............        2,681,519
                                                   ---------------
                                                         5,460,426
                                                   ---------------
                   TOTAL SWITZERLAND.............        8,231,495
                                                   ---------------

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------

                   TAIWAN (0.5%)
                   BUILDING MATERIALS
           9,087   Asia Cement Corp. (GDR).......  $       168,109
                                                   ---------------
                   INVESTMENT COMPANIES
         100,000   Paribas Emerging Markets Fund
                     - Taiwan Series*............        1,043,000
                                                   ---------------
                   RETAIL
     $       180K  Far Eastern Department Stores
                     3.00% due 07/06/01 (Conv.) -
                     144A**......................          188,550
                                                   ---------------
                   STEEL
          12,230   China Steel Corp..............          236,039
                                                   ---------------
                   TRANSPORTATION
     $       300K  Yang Ming Marine
                     Transportation 2.00% due
                     10/06/01 (Conv.) - 144A**...          344,250
                                                   ---------------

                   TOTAL TAIWAN..................        1,979,948
                                                   ---------------

                   THAILAND (0.1%)
                   OIL RELATED
          18,000   PTT Exploration & Production
                     PCL.........................          267,746
                                                   ---------------

                   UNITED KINGDOM (12.3%)
                   AEROSPACE & DEFENSE
          46,000   British Aerospace PLC.........        1,027,747
         353,000   Rolls-Royce PLC...............        1,318,328
          63,000   Smiths Industries PLC.........          821,424
          25,800   Vickers PLC...................          101,425
                                                   ---------------
                                                         3,268,924
                                                   ---------------
                   APPLIANCES & HOUSEHOLD DURABLES
          53,500   MFI Furniture Group PLC.......          127,068
                                                   ---------------
                   AUTO PARTS
          24,800   Laird Group PLC...............          144,006
                                                   ---------------
                   AUTO PARTS - ORIGINAL EQUIPMENT
         231,900   BBA Group PLC.................        1,375,065
                                                   ---------------
                   BANKING
         119,000   Abbey National PLC............        1,452,169
          93,000   National Westminster Bank
                     PLC.........................        1,056,436
                                                   ---------------
                                                         2,508,605
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   BUILDING & CONSTRUCTION
         243,000   Blue Circle Industries PLC....  $     1,651,841
          80,000   CRH PLC.......................          791,482
                                                   ---------------
                                                         2,443,323
                                                   ---------------
                   BUILDING MATERIALS
          51,800   Scapa Group...................          187,091
                                                   ---------------
                   BUSINESS & PUBLIC SERVICES
          59,000   Reuters Holdings PLC..........          599,180
                                                   ---------------
                   CHEMICALS
         120,000   Albright & Wilson PLC.........          307,616
          57,585   Allied Colloids Group PLC.....          116,019
         125,000   Courtaulds PLC................          743,242
                                                   ---------------
                                                         1,166,877
                                                   ---------------
                   COMPUTER SOFTWARE
          54,363   SEMA Group PLC................        1,224,168
                                                   ---------------
                   CONGLOMERATES
         250,000   BTR PLC.......................        1,093,365
                                                   ---------------
                   CONSUMER PRODUCTS
         110,000   Vendome Luxury Group PLC
                     (Units)++...................          918,918
                                                   ---------------
                   DISTRIBUTION
          24,100   Cowie Group PLC...............          155,140
                                                   ---------------
                   ELECTRICAL EQUIPMENT
         224,000   General Electric Co. PLC......        1,372,251
         221,000   The BICC Group PLC............          966,535
                                                   ---------------
                                                         2,338,786
                                                   ---------------
                   ENERGY
         284,000   Lasmo PLC.....................        1,107,157
         233,000   Shell Transport & Trading Co.
                     PLC.........................        4,140,946
                                                   ---------------
                                                         5,248,103
                                                   ---------------
                   ENTERTAINMENT
          72,000   Granada Group PLC.............        1,083,832
          30,100   London Clubs International
                     PLC.........................          205,104
                                                   ---------------
                                                         1,288,936
                                                   ---------------
                   FOOD PROCESSING
         146,000   Associated British Foods
                     PLC.........................        1,312,923
                                                   ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
          71,000   Bass PLC......................          946,084
          33,650   Devro International PLC.......          167,561
         186,000   Guinness PLC..................        1,567,517
                                                   ---------------
                                                         2,681,162
                                                   ---------------

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   FOREST PRODUCTS, PAPER & PACKING
          29,700   David S. Smith Holdings PLC...  $       121,135
         100,000   De La Rue PLC.................          912,366
                                                   ---------------
                                                         1,033,501
                                                   ---------------
                   HEALTH & PERSONAL CARE
         169,000   Glaxo Wellcome PLC............        3,089,334
         236,833   Medeva PLC....................        1,187,073
                                                   ---------------
                                                         4,276,407
                                                   ---------------
                   HEALTHCARE
           6,600   Amersham International PLC....          133,838
                                                   ---------------
                   INSURANCE
         109,000   General Accident PLC..........        1,460,027
         195,000   Prudential Corp. PLC..........        1,814,249
         223,000   Royal & Sun Alliance Insurance
                     Group PLC...................        1,640,080
                                                   ---------------
                                                         4,914,356
                                                   ---------------
                   MACHINERY
          10,700   Spirax-Sarco Engineering
                     PLC.........................          114,536
         290,000   Tomkins PLC...................        1,292,054
                                                   ---------------
                                                         1,406,590
                                                   ---------------
                   MANUFACTURING
          65,700   Bunzl PLC.....................          234,604
           9,100   Vosper Thornycroft Holdings
                     PLC.........................          132,960
                                                   ---------------
                                                           367,564
                                                   ---------------
                   MEDIA
           6,500   Daily Mail & General Trust
                     (Class A)...................          175,676
          15,900   EMAP PLC......................          202,363
          54,000   Flextech PLC*.................          550,171
          85,100   General Cable PLC*............          254,394
          45,100   Mirror Group PLC..............          154,396
                                                   ---------------
                                                         1,337,000
                                                   ---------------
                   MERCHANDISING
         107,000   Next PLC......................        1,091,907
                                                   ---------------
                   PHARMACEUTICALS
         117,430   British Biotech PLC*..........          482,799
                                                   ---------------
                   REAL ESTATE
          20,400   Bradford Properties Trust
                     PLC.........................           97,572
          54,375   Pillar Property Investments
                     PLC.........................          197,727
                                                   ---------------
                                                           295,299
                                                   ---------------
                   RESTAURANTS
           9,600   Compass Group PLC.............          103,312
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   TELECOMMUNICATIONS
         484,000   British Telecommunications
                     PLC.........................  $     3,535,852
         371,730   Securicor PLC.................        1,790,148
         224,000   Vodafone Group PLC............        1,023,684
                                                   ---------------
                                                         6,349,684
                                                   ---------------
                   TRANSPORTATION
          31,400   Associated British Ports
                     Holdings PLC................          141,956
         102,000   British Airways PLC...........        1,096,019
          15,800   Forth Ports PLC...............          168,223
          14,088   Stagecoach Holdings PLC.......          156,918
                                                   ---------------
                                                         1,563,116
                                                   ---------------
                   TOTAL UNITED KINGDOM..........       51,437,013
                                                   ---------------

                   UNITED STATES (24.7%)
                   AEROSPACE & DEFENSE
          25,000   Boeing Co.....................        2,465,625
          43,000   General Motors Corp. (Class
                     H)..........................        2,332,750
         125,000   Watkins-Johnson Co............        2,859,375
                                                   ---------------
                                                         7,657,750
                                                   ---------------
                   AUTOMOBILES
         100,000   Ford Motor Co.................        3,137,500
          55,000   General Motors Corp...........        3,045,625
                                                   ---------------
                                                         6,183,125
                                                   ---------------
                   BANKING
          30,000   Citicorp......................        3,247,500
                                                   ---------------
                   BEVERAGES - SOFT DRINKS
          56,000   Coca Cola Co..................        3,129,000
         103,000   PepsiCo Inc...................        3,360,375
                                                   ---------------
                                                         6,489,375
                                                   ---------------
                   COMMUNICATIONS - EQUIPMENT & SOFTWARE
          48,000   Cisco Systems, Inc.*..........        2,310,000
                                                   ---------------
                   COMPUTER SOFTWARE
          32,000   Microsoft Corp.*..............        2,932,000
          69,000   Oracle Corp.*.................        2,656,500
                                                   ---------------
                                                         5,588,500
                                                   ---------------
                   COMPUTERS - PERIPHERAL EQUIPMENT
          59,000   Seagate Technology, Inc.*.....        2,647,625
                                                   ---------------
                   COMPUTERS - SYSTEMS
          64,000   Hewlett-Packard Co............        3,408,000
                                                   ---------------
                   CONGLOMERATES
          51,000   Litton Industries, Inc.*......        2,052,750
                                                   ---------------

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   ELECTRICAL EQUIPMENT
          56,000   Emerson Electric Co...........  $     2,520,000
                                                   ---------------
                   ELECTRONICS - SEMICONDUCTORS/COMPONENTS
          97,000   Micron Technology, Inc........        3,928,500
                                                   ---------------
                   ENERGY
          28,000   Exxon Corp....................        3,017,000
          21,000   Mobil Corp....................        2,743,125
          26,000   Texaco, Inc...................        2,847,000
                                                   ---------------
                                                         8,607,125
                                                   ---------------
                   FINANCIAL SERVICES
          81,000   Federal National Mortgage
                     Assoc.......................        2,926,125
                                                   ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
          30,000   Procter & Gamble Co...........        3,450,000
                                                   ---------------
                   FOREST PRODUCTS, PAPER & PACKING
          54,000   International Paper Co........        2,099,250
                                                   ---------------
                   HARDWARE & TOOLS
          75,000   Black & Decker Corp...........        2,409,375
                                                   ---------------
                   HEALTHCARE - MISCELLANEOUS
          36,000   PacifiCare Health Systems,
                     Inc. (Class B)*.............        3,105,000
                                                   ---------------
                   HEALTHCARE PRODUCTS & SERVICES
          65,000   Baxter International, Inc.....        2,803,125
          79,500   Columbia/HCA Healthcare
                     Corp........................        2,673,187
                                                   ---------------
                                                         5,476,312
                                                   ---------------
                   HOUSEWARES
          60,000   Tupperware Corp...............        2,010,000
                                                   ---------------
                   INDUSTRIALS
          39,000   Honeywell, Inc................        2,647,125
                                                   ---------------
                   INSURANCE
          29,000   American International Group,
                     Inc.........................        3,403,875
                                                   ---------------
                   OFFICE EQUIPMENT
          18,000   Ikon Office Solutions, Inc....          603,000
                                                   ---------------
                   PAPER & FOREST PRODUCTS
          51,000   Champion International
                     Corp........................        2,320,500
           9,000   Unisource Worldwide, Inc......          138,375
                                                   ---------------
                                                         2,458,875
                                                   ---------------
                   PHARMACEUTICALS
          49,000   Johnson & Johnson.............        2,590,875
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   RETAIL
         370,000   Charming Shoppes, Inc.*.......  $     1,988,750
          54,000   Home Depot, Inc...............        2,889,000
                                                   ---------------
                                                         4,877,750
                                                   ---------------
                   RETAIL - SPECIALTY
          90,000   Circuit City Stores, Inc......        3,003,750
                                                   ---------------
                   SAVINGS & LOAN ASSOCIATIONS
          45,000   Golden West Financial Corp....        2,823,750
                                                   ---------------
                   STEEL & IRON
         193,000   Bethlehem Steel Corp.*........        1,592,250
                                                   ---------------
                   UTILITIES - GAS
          72,000   Williams Co., Inc.............        3,204,000
                                                   ---------------

                   TOTAL UNITED STATES...........      103,321,562
                                                   ---------------

                   VENEZUELA (0.1%)
                   TELECOMMUNICATIONS
          13,000   Compania Anonima Nacional
                     Telefonos de Venezuela
                     (Class D) (ADR).............          378,625
                                                   ---------------

                   TOTAL COMMON AND PREFERRED
                   STOCKS, WARRANTS, RIGHTS AND
                   BONDS
                   (IDENTIFIED COST
                   $371,453,404).................      403,539,416
                                                   ---------------

    PRINCIPAL
    AMOUNT IN
    THOUSANDS
-----------------
                   SHORT-TERM INVESTMENT (a) (3.1%)
                   U.S. GOVERNMENT AGENCY
 $        13,000   Federal Home Loan Mortgage
                     Corp. 6.50% due04/01/97
                     (Amortized Cost
                     $13,000,000)................       13,000,000
                                                   ---------------

    CURRENCY
    AMOUNT IN
    THOUSANDS                                           VALUE
------------------------------------------------------------------
                   PURCHASED PUT OPTION ON FOREIGN CURRENCY (0.2%)
      DEM 24,165   July 17, 1997/DEM 1.611
                     (IDENTIFIED COST
                     $287,250)...................  $       627,750
                                                   ---------------

TOTAL INVESTMENTS
(IDENTIFIED COST $384,740,654) (B)......   99.6%       417,167,166

CASH AND OTHER ASSETS IN EXCESS OF
LIABILITIES.............................    0.4          1,791,008
                                          ------   ---------------

NET ASSETS..............................  100.0%   $   418,958,174
                                          ------   ---------------
                                          ------   ---------------

---------------------
ADR  American Depository Receipt.
GDR  Global Depository Receipt.
GDS  Global Depository Shares.
 K   In thousands.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
++ Consists of one or more class of securities traded together as a unit; generally stocks with attached warrants.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $62,160,161 and the aggregate gross unrealized depreciation is $29,733,649, resulting in net unrealized appreciation of $32,426,512.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT MARCH 31, 1997:

                                                UNREALIZED
   CONTRACTS       IN EXCHANGE     DELIVERY    APPRECIATION
  TO DELIVER           FOR           DATE     (DEPRECIATION)
------------------------------------------------------------
 L      339,840      $    550,031  04/01/97   $     (6,627)
  CHF   350,179      $    238,606  04/01/97         (3,230)
  NLG 1,396,751      $    733,935  04/01/97         (9,651)
 $      885,414     Y 109,437,189  04/01/97         (1,288)
 Y   83,303,207      $    673,702  04/02/97            708
                                              --------------
      Net Unrealized Depreciation...........  $    (20,088)
                                              --------------
                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
SUMMARY OF INVESTMENTS MARCH 31, 1997

                                                                 PERCENT OF
INDUSTRY                                          VALUE          NET ASSETS
------------------------------------------------------------------------------
Aerospace & Defense.......................  $      10,926,674           2.6%
Agriculture...............................            362,337           0.1
Apparel...................................          2,036,461           0.5
Appliances & Household Durables...........          2,695,173           0.6
Auto Parts................................            503,738           0.1
Auto Parts - Original Equipment...........          1,375,065           0.3
Auto Trucks & Parts.......................          1,829,434           0.4
Automobiles...............................         17,734,944           4.2
Banking...................................         22,502,064           5.4
Banks.....................................          1,001,476           0.2
Beverages - Soft Drinks...................          6,489,375           1.5
Building & Construction...................         10,522,120           2.5
Building Materials........................          3,715,028           0.9
Business & Public Services................          6,893,496           1.7
Chemicals.................................         13,530,069           3.2
Chemicals - Specialty.....................            185,157           0.0
Commercial Services.......................          1,417,557           0.3
Communications - Equipment & Software.....          2,310,000           0.6
Computer Software.........................          7,195,606           1.7
Computers - Peripheral Equipment..........          2,647,625           0.6
Computers - Systems.......................          3,408,000           0.8
Conglomerates.............................         11,618,696           2.8
Consumer Products.........................          4,846,126           1.2
Currency Options..........................            627,750           0.2
Data Processing...........................            275,432           0.1
Distribution..............................            155,140           0.0
Electrical Equipment......................         23,116,253           5.6
Electronics...............................          3,564,547           0.9
Electronics - Semiconductors/
  Components..............................          4,096,742           1.0
Energy....................................         20,216,561           4.9
Engineering & Construction................          2,152,581           0.5
Entertainment.............................          2,406,940           0.6
Financial Services........................          9,981,506           2.4
Food Processing...........................          1,312,923           0.3
Food Services.............................            573,585           0.1
Food, Beverage, Tobacco & Household
  Products................................         12,552,113           3.0
Foods & Beverages.........................          2,170,511           0.5
Forest Products, Paper & Packing..........          3,132,751           0.7
Furniture.................................            183,706           0.0
Hardware & Tools..........................          2,409,375           0.6
Health & Personal Care....................          6,005,493           1.4
Healthcare................................            133,838           0.0
Healthcare - Miscellaneous................          3,105,000           0.7
Healthcare Products & Services............          5,476,312           1.3
Housewares................................          2,010,000           0.5
Industrials...............................          3,172,107           0.8

                                                                 PERCENT OF
INDUSTRY                                          VALUE          NET ASSETS
------------------------------------------------------------------------------
Insurance.................................  $      20,838,342           5.0%
Investment Companies......................          2,569,000           0.6
Leisure...................................          2,073,517           0.5
Machine Tools.............................            188,221           0.0
Machinery.................................         12,964,155           3.1
Manufacturing.............................          1,000,596           0.2
Media.....................................          8,624,602           2.1
Medical Products & Supplies...............            312,750           0.1
Merchandising.............................          3,263,862           0.8
Metals....................................            175,311           0.0
Metals & Mining...........................          3,374,762           0.8
Natural Gas...............................            947,786           0.2
Office Equipment..........................            603,000           0.1
Oil & Gas.................................            534,623           0.1
Oil Drilling & Services...................            432,941           0.1
Oil Related...............................            267,746           0.1
Paper & Forest Products...................          2,458,875           0.6
Pharmaceuticals...........................         13,682,028           3.3
Real Estate...............................         10,139,940           2.4
Restaurants...............................            199,026           0.1
Retail....................................         14,596,000           3.5
Retail - Specialty........................          3,003,750           0.7
Savings & Loan Associations...............          2,823,750           0.7
Shipbuilding..............................            606,231           0.1
Steel.....................................          1,546,666           0.4
Steel & Iron..............................          7,301,690           1.7
Telecommunications........................         26,030,067           6.2
Telecommunications Equipment..............            159,234           0.0
Textiles..................................          2,494,290           0.6
Tobacco...................................            257,812           0.1
Transportation............................          5,320,014           1.3
U.S. Government Agency....................         13,000,000           3.1
Utilities.................................          1,491,869           0.4
Utilities - Electric......................          5,843,501           1.4
Utilities - Gas...........................          3,204,000           0.8
Vision Care & Instruments.................             49,741           0.0
Wholesale & International Trade...........              2,131           0.0
Wholesale Distributor.....................            207,950           0.1
                                            -----------------         -----
                                            $     417,167,166          99.6%
                                            -----------------         -----
                                            -----------------         -----

                                                                 PERCENT OF
TYPE OF INVESTMENT                                VALUE          NET ASSETS
------------------------------------------------------------------------------
Common Stocks.............................  $     399,753,868          95.4%
Convertible Bonds.........................            679,715           0.1
Preferred Stocks..........................          2,953,809           0.7
Purchased Option Outstanding..............            627,750           0.2
Rights and Warrants.......................            152,024           0.1
Short-Term Investments....................         13,000,000           3.1
                                            -----------------         -----
                                            $     417,167,166          99.6%
                                            -----------------         -----
                                            -----------------         -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997

ASSETS:
Investments in securities, at value
  (identified cost $384,740,654)............................  $417,167,166
Cash (including $2,055,643 in foreign currency).............     2,579,859
Receivable for:
    Investments sold........................................     1,767,206
    Dividends...............................................       769,133
    Shares of beneficial interest sold......................       447,053
    Foreign withholding taxes reclaimed.....................       133,780
    Interest................................................        16,622
Prepaid expenses and other assets...........................        26,219
                                                              ------------

     TOTAL ASSETS...........................................   422,907,038
                                                              ------------

LIABILITIES:
Payable for:
    Investments purchased...................................     2,252,884
    Shares of beneficial interest repurchased...............       473,058
    Plan of distribution fee................................       367,786
    Investment management fee...............................       367,786
Accrued expenses and other payables.........................       487,350
                                                              ------------

     TOTAL LIABILITIES......................................     3,948,864
                                                              ------------

NET ASSETS:
Paid-in-capital.............................................   381,184,491
Net unrealized appreciation.................................    32,426,602
Net investment loss.........................................    (1,043,971)
Accumulated undistributed net realized gain.................     6,391,052
                                                              ------------

     NET ASSETS.............................................  $418,958,174
                                                              ------------
                                                              ------------

NET ASSET VALUE PER SHARE,
  24,260,898 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                    $17.27
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1997

NET INVESTMENT INCOME:

INCOME
Dividends (net of $642,014 foreign withholding tax).........  $ 7,280,358
Interest....................................................      234,481
                                                              -----------

     TOTAL INCOME...........................................    7,514,839
                                                              -----------

EXPENSES
Plan of distribution fee....................................    4,941,515
Investment management fee...................................    4,936,673
Transfer agent fees and expenses............................      860,950
Custodian fees..............................................      496,155
Professional fees...........................................      174,924
Shareholder reports and notices.............................      150,159
Registration fees...........................................       47,655
Trustees' fees and expenses.................................       16,595
Other.......................................................       36,856
                                                              -----------

     TOTAL EXPENSES.........................................   11,661,482
                                                              -----------

     NET INVESTMENT LOSS....................................   (4,146,643)
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
    Investments.............................................   19,297,729
    Foreign exchange transactions...........................    1,668,371
                                                              -----------

     NET GAIN...............................................   20,966,100
                                                              -----------
Net change in unrealized appreciation/depreciation on:
    Investments.............................................   (8,008,589)
    Translation of forward foreign currency contracts, other
      assets and liabilities denominated in foreign
      currencies............................................     (713,283)
                                                              -----------

     NET DEPRECIATION.......................................   (8,721,872)
                                                              -----------

     NET GAIN...............................................   12,244,228
                                                              -----------

NET INCREASE................................................  $ 8,097,585
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE YEAR
                                                                  ENDED        FOR THE YEAR
                                                                MARCH 31,         ENDED
                                                                  1997        MARCH 31, 1996
--------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss.........................................  $  (4,146,643)   $  (1,087,335)
Net realized gain...........................................     20,966,100       41,362,377
Net change in unrealized appreciation.......................     (8,721,872)      36,965,641
                                                              -------------   --------------

     NET INCREASE...........................................      8,097,585       77,240,683

Distributions from net realized gain........................    (31,533,387)        (692,945)
Net decrease from transactions in shares of beneficial
  interest..................................................    (77,594,246)     (68,817,900)
                                                              -------------   --------------

     NET INCREASE (DECREASE)................................   (101,030,048)       7,729,838

NET ASSETS:
Beginning of period.........................................    519,988,222      512,258,384
                                                              -------------   --------------

     END OF PERIOD
    (INCLUDING A NET INVESTMENT LOSS OF $1,043,971 AND
    DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME OF
    $903,011, RESPECTIVELY).................................  $ 418,958,174    $ 519,988,222
                                                              -------------   --------------
                                                              -------------   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter World Wide Investment Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is total return on its assets primarily through long-term capital growth and to a lesser extent, from income. The Fund seeks to achieve its objective by investing in common stocks and equivalents, preferred stocks, bonds and other debt obligations of domestic and foreign companies, governments and international organizations. The Fund was organized as a Massachusetts business trust on July 7, 1983 and commenced operations on October 31, 1983.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") or Morgan Grenfell Investment Services Limited (the "Sub-Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined

DEAN WITTER WORLD WIDE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. OPTION ACCOUNTING PRINCIPLES -- When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER WORLD WIDE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 1.0% to the portion of daily net assets not exceeding $500 million and 0.95% to the portion of daily net assets in excess of $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business and also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a Sub-Advisory Agreement between the Sub-Adviser and the Investment Manager, the Sub-Adviser provides the Fund with investment advice and portfolio management relating to the Fund's non-U.S. investments, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Adviser monthly compensation equal to 40% of its monthly compensation.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to

DEAN WITTER WORLD WIDE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered by the Distributor may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, included carrying charges, totaled $20,399,997 at March 31, 1997.

The Distributor has informed the Fund that for the year ended March 31, 1997, it received approximately $803,000 in contingent deferred sales charges from redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 1997 aggregated $232,691,627 and $356,048,768, respectively.

DEAN WITTER WORLD WIDE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

For the year ended March 31, 1997, the Fund incurred brokerage commissions of $16,375 with DWR for portfolio transactions executed on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At March 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $148,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended March 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $1,290. At March 31, 1997, the Fund had an accrued pension liability of $49,252 which is included in accrued expenses in the Statement of Assets and Liabilities.

During the year ended March 31, 1997, foreign regulatory authorities initiated an investigation involving an individual associated with an affiliate of the Fund's Sub-Adviser. Although this investigation did not at any time involve the Fund or the Investment Manager, the Sub-Adviser's affiliate purchased from the Fund two securities whose separate holdings by the affiliate had become part of the investigation. These securities represented only a very small percentage of the Fund's portfolio (approximately one-twentieth of one percent) and were purchased by the Sub-Adviser's affiliate at the Fund's cost plus interest.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                               FOR THE YEAR                         FOR THE YEAR
                                                                   ENDED                                ENDED
                                                              MARCH 31, 1997                       MARCH 31, 1996
                                                    -----------------------------------  -----------------------------------
                                                        SHARES            AMOUNT             SHARES            AMOUNT
                                                    --------------  -------------------  --------------  -------------------
Sold..............................................       3,614,740  $        65,929,566       5,790,518  $       100,249,259
Reinvestment of distributions.....................       1,730,254           29,812,283          37,871              656,681
                                                    --------------  -------------------  --------------  -------------------
                                                         5,344,994           95,741,849       5,828,389          100,905,940
Repurchased.......................................      (9,610,570)        (173,336,095)     (9,903,997)        (169,723,840)
                                                    --------------  -------------------  --------------  -------------------
Net decrease......................................      (4,265,576) $       (77,594,246)     (4,075,608) $       (68,817,900)
                                                    --------------  -------------------  --------------  -------------------
                                                    --------------  -------------------  --------------  -------------------

DEAN WITTER WORLD WIDE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

6. FEDERAL INCOME TAX STATUS

Foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net foreign currency losses of approximately $296,000 during fiscal 1997.

As of March 31, 1997, the Fund had temporary book/tax differences primarily attributable to post-October losses and income from the mark-to-market of passive foreign investment companies ("PFICs") and permanent book/tax differences primarily attributable to a net operating loss, foreign currency losses and tax adjustments on PFICs sold by the Fund. To reflect reclassifications arising from permanent book/tax differences for the year ended March 31, 1997, accumulated undistributed net realized gain was charged $4,586,743, paid-in-capital was credited $581,060 and net investment loss was credited $4,005,683.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At March 31, 1997, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions.

DEAN WITTER WORLD WIDE INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                       FOR THE YEAR ENDED MARCH 31
                   ----------------------------------------------------------------------------------------------------
                     1997       1996       1995      1994      1993      1992      1991      1990      1989      1988
-----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING
PERFORMANCE:

Net asset value,
 beginning of
 period..........  $  18.23   $  15.71   $  18.20   $ 14.72   $ 14.65   $ 14.57   $ 14.84   $ 14.98   $ 14.93   $ 17.36
                   --------   --------   --------   -------   -------   -------   -------   -------   -------   -------

Net investment
 income (loss)...     (0.18)     (0.06)     (0.02)    (0.05)    --        --         0.23      0.11      0.08      0.04
Net realized and
 unrealized gain
 (loss)..........      0.45       2.60      (1.83)     4.24      0.39      1.05      0.18      0.82      1.24     (0.07)
                   --------   --------   --------   -------   -------   -------   -------   -------   -------   -------

Total from
 investment
 operations......      0.27       2.54      (1.85)     4.19      0.39      1.05      0.41      0.93      1.32     (0.03)
                   --------   --------   --------   -------   -------   -------   -------   -------   -------   -------

Less dividends
 and
 distributions:
   From net
   investment
   income........     --         --         --        --        --        (0.05)    (0.23)    (0.11)    (0.08)    (0.15)
   In excess of
   net investment
   income........     --         --         (0.02)    --        --        --        --        --        --        --
   From net
   realized
   gain..........     (1.23)     (0.02)     (0.39)    (0.71)    (0.32)    (0.92)    (0.45)    (0.96)    (1.19)    (2.25)
   In excess of
   net realized
   gain..........     --         --         (0.23)    --        --        --        --        --        --        --
                   --------   --------   --------   -------   -------   -------   -------   -------   -------   -------

Total dividends
 and
 distributions...     (1.23)     (0.02)     (0.64)    (0.71)    (0.32)    (0.97)    (0.68)    (1.07)    (1.27)    (2.40)
                   --------   --------   --------   -------   -------   -------   -------   -------   -------   -------

Net asset value,
 end of period...  $  17.27   $  18.23   $  15.71   $ 18.20   $ 14.72   $ 14.65   $ 14.57   $ 14.84   $ 14.98   $ 14.93
                   --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
                   --------   --------   --------   -------   -------   -------   -------   -------   -------   -------

TOTAL INVESTMENT
RETURN+..........      1.61%     16.20%    (10.37)%   28.40%     2.69%     7.33%     2.80%     6.09%     9.31%     0.39%

RATIOS TO AVERAGE
NET ASSETS:
Expenses.........      2.36%      2.45%      2.41%     2.40%     2.42%     2.27%     2.29%     2.21%     2.18%     2.13%

Net investment
 income (loss)...     (0.84)%    (0.21)%    (0.32)%   (0.61)%    0.06%     0.03%     1.53%     0.70%     0.50%     0.23%

SUPPLEMENTAL DATA:
Net assets, end
 of period, in
 millions........      $419       $520       $512      $494      $218      $263      $279      $306      $312      $368

Portfolio
 turnover rate...        48%       126%        67%       68%      139%       89%       68%       75%       67%       70%

Average
 commission rate
 paid............   $0.0116    $0.0169      --        --        --        --        --        --        --        --

---------------------
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER WORLD WIDE INVESTMENT TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter World Wide Investment Trust (the "Fund") at March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
MAY 16, 1997

                      1997 FEDERAL TAX NOTICE (UNAUDITED)

       During the year ended March 31, 1997, the Fund paid to shareholders $1.12 per share from long-term capital gains. For such period, 27.07% of the ordinary dividends qualified for the dividends received deduction available to corporations.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Mark Bavoso
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.

SUB-ADVISOR

Morgan Grenfell Investment Services Limited

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER WORLD WIDE INVESTMENT TRUST


[GRAPHIC]


ANNUAL REPORT
MARCH 31, 1997

DEAN WITTER WORLD WIDE INVESTMENT TRUST  TWO WORLD TRADE CENTER, NEW YORK, NEW
                                         YORK 10048
LETTER TO THE SHAREHOLDERS SEPTEMBER 30, 1997

DEAR SHAREHOLDER:

During the six-month period ended September 30, 1997, the U.S. equity market, as measured by the Standard & Poor's 500 Composite Stock Index, continued its remarkable performance, advancing 26.24 percent. After an initial sell-off in March, when the Federal Reserve Board increased the federal-funds rate by 25 basis points (0.25 percent), markets rebounded sharply as economic data showed noninflationary growth in the economy and little rationale for additional tightening moves.

Continental European economies continued to rebound. The Netherlands, Germany and France were buoyed by low interest rates, a recovery in exports, weaker domestic currencies and corporate restructuring initiatives. Positive sentiment for inclusion into the Economic and Monetary Union lifted equity markets in Spain and Italy.

The Japanese market continued to disappoint investors. Hopes of a pickup in Japanese economic recovery were dashed as an increase in the consumption tax and the reversal of an income tax rebate crimped consumption and aggregate economic activity. The equity market's performance continued to be skewed toward large export-oriented industries like autos and technology. These companies generally benefit from a weak yen and positive global demand trends. Domestic industries and banks suffered as economic reports revealed sluggishness in the economy.

Emerging markets enjoyed mixed performance over the period under review. Asian markets were buffeted by a crisis of confidence induced by Thailand's currency devaluation on July 1. Malaysia, the Philippines and Indonesia all suffered as investors penalized other countries in the region that had high current-account deficits. Meanwhile, the Latin American markets of Brazil, Argentina and Mexico all rallied, discounting a pickup in economic growth, lower inflation and positive capital flows.

DEAN WITTER WORLD WIDE INVESTMENT TRUST
LETTER TO THE SHAREHOLDERS SEPTEMBER 30, 1997, CONTINUED

PERFORMANCE AND PORTFOLIO

On July 28, 1997, Dean Witter World Wide Investment Trust began offering four classes of shares -- A, B, C and D -- each with its own sales charge and distribution fee structure. A revised prospectus, which includes complete details regarding the Fund's conversion to multiple classes of shares, was mailed to shareholders in mid-summer.

During the six-month period under review, the Fund's Class B shares produced a total return of 11.34 percent, compared to a return of 17.54 percent for the Morgan Stanley Capital International World Index (MSCI World Index) and 18.06 percent for the Lipper Global Funds Index. The Fund's underperformance relative to its benchmark index is largely attributable to its smaller U.S. weighting (24 percent in U.S. issues for the Fund, compared to 47.2 percent for the MSCI World Index).

The Fund is broadly diversified across 34 markets. The Fund's target allocation is now 31 percent in the United States, 38 percent in Europe, 15 percent in Japan, 10 percent in emerging Asia and 6 percent in Latin America. During the period under review, the Fund reduced its exposure to Japan by 5 percent. Among the Fund's key holdings on September 30, 1997 were Citicorp (U.S., financial), Telebras (Brazil, telecommunications), AXA-UAP (France, insurance), BMW (Germany, automotive), Cheung Kong Ltd. (Hong Kong, conglomerate) and Sony Corp. (Japan, electronics).

LOOKING AHEAD

We believe that global equities continue to offer attractive investment opportunities. On a cautionary note, however, volatility has increased in many of the global markets as investors grapple with prospects for higher interest rates in the United States and Europe and possible spillover from the downdraft in Asia. Despite these concerns, the Fund still sees a constructive backdrop of economic growth with low inflation for global equities.

We appreciate your support of Dean Witter World Wide Investment Trust and look forward to serving your investment needs and objectives.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER WORLD WIDE INVESTMENT TRUST
RESULTS OF SPECIAL MEETING (UNAUDITED)

On May 21, 1997, a special meeting of the Fund's shareholders was held for the purpose of voting on five separate matters, the results of which are as follows:

(1) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND DEAN WITTER INTERCAPITAL INC., IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

VOTE                                                                                                                 NO. OF SHARES
------------------------------------------------------------------------------------------------------------------  ----------------
For...............................................................................................................        12,826,113
Against...........................................................................................................           312,785
Abstain...........................................................................................................         1,309,350

(2) APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN DEAN WITTER INTERCAPITAL INC. AND MORGAN GRENFELL INVESTMENT SERVICES LIMITED:

VOTE                                                                                                                 NO. OF SHARES
------------------------------------------------------------------------------------------------------------------  ----------------
For...............................................................................................................        12,784,753
Against...........................................................................................................           347,323
Abstain...........................................................................................................         1,316,172

(3) ELECTION OF TRUSTEES:

Michael Bozic
For...............    13,548,306
Withheld..........       899,942
Charles A. Fiumefreddo
For...............    13,545,256
Withheld..........       902,992
Edwin J. Garn
For...............    13,552,171
Withheld..........       896,077
John R. Haire
For...............    13,544,511
Withheld..........       903,737
Wayne E. Hedien
For...............    13,549,467
Withheld..........       898,781
Dr. Manuel H. Johnson
For...............    13,553,439
Withheld..........       894,809
Michael E. Nugent
For...............    13,556,810
Withheld..........       891,438
Philip J. Purcell
For...............    13,560,248
Withheld..........       888,000
John L. Schroeder
For...............    13,549,885
Withheld..........       898,363

(4) APPROVAL OF A NEW INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN CERTAIN OTHER INVESTMENT COMPANIES:

VOTE                                                                                                                 NO. OF SHARES
------------------------------------------------------------------------------------------------------------------  ----------------
For...............................................................................................................        10,205,488
Against...........................................................................................................         2,744,540
Abstain...........................................................................................................         1,498,220

(5) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS:

VOTE                                                                                                                 NO. OF SHARES
------------------------------------------------------------------------------------------------------------------  ----------------
For...............................................................................................................        13,161,259
Against...........................................................................................................           177,051
Abstain...........................................................................................................         1,109,938

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1997 (UNAUDITED)

SHARES/PRINCIPAL
   AMOUNT                                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------
                COMMON AND PREFERRED STOCKS, RIGHTS, AND BONDS (97.4%)
                ARGENTINA (0.7%)
                BANKS - COMMERCIAL
      14,900    Banco de Galicia y Buenos Aires S.A. de C.V. (ADR)..............................................  $    438,619
                                                                                                                  ------------
                ENERGY
     111,000    Perez Companc S.A. (Class B)....................................................................       891,517
      19,200    Yacimentos Petroliferos Fiscales S.A. (ADR).....................................................       708,000
                                                                                                                  ------------
                                                                                                                     1,599,517
                                                                                                                  ------------
                TELECOMMUNICATIONS
      22,400    Telecom Argentina Stet - France Telecom S.A. (Class B) (ADR)....................................       681,800
                                                                                                                  ------------

                TOTAL ARGENTINA.................................................................................     2,719,936
                                                                                                                  ------------

                AUSTRALIA (0.8%)
                BANKING
     140,000    Westpac Banking Corp., Ltd......................................................................       883,781
                                                                                                                  ------------
                ENERGY
      90,000    Woodside Petroleum Ltd..........................................................................       860,184
                                                                                                                  ------------
                FOODS & BEVERAGES
     561,000    Goodman Fielder Ltd.............................................................................       907,747
                                                                                                                  ------------
                METALS & MINING
     262,000    Pasminco Ltd....................................................................................       437,247
      74,857    Pasminco Ltd. (Rights due 11/28/97)*............................................................        15,752
                                                                                                                  ------------
                                                                                                                       452,999
                                                                                                                  ------------

                TOTAL AUSTRALIA.................................................................................     3,104,711
                                                                                                                  ------------

                AUSTRIA (0.1%)
                CONSUMER PRODUCTS
       2,665    Wolford AG......................................................................................       241,109
                                                                                                                  ------------

                BRAZIL (2.9%)
                BUILDING & CONSTRUCTION
     103,000    Elevadores Atlas S.A............................................................................     1,635,368
                                                                                                                  ------------
                ENERGY
   3,900,000    Petroleo Brasileiro S.A. (Pref.)................................................................     1,096,121
                                                                                                                  ------------

SHARES/PRINCIPAL
   AMOUNT                                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------
                INVESTMENT COMPANIES
   1,000,000    Brazilian Smaller Co. Investment Trust PLC......................................................  $  1,299,700
                                                                                                                  ------------
                RETAIL
      80,000    Makro Atacadista S.A. (GDS).....................................................................     1,058,400
      10,000    Makro Atacadista S.A. (ADR) - 144A**............................................................       132,300
                                                                                                                  ------------
                TELECOMMUNICATIONS
      24,705    Telecomunicacoes Brasileiras S.A. (ADR).........................................................     3,180,769
                                                                                                                  ------------
                UTILITIES - ELECTRIC
     120,000    Centrais Electricas Brasileiras S.A. (Class B) (ADR)............................................     3,175,200
                                                                                                                  ------------

                TOTAL BRAZIL....................................................................................    11,577,858
                                                                                                                  ------------

                CANADA (0.6%)
                BANKING
      13,000    Royal Bank of Canada............................................................................       639,221
                                                                                                                  ------------
                INDUSTRIALS
      22,000    Canadian Pacific, Ltd...........................................................................       652,400
                                                                                                                  ------------
                MANUFACTURING
      27,000    Bombardier, Inc. (Class B)......................................................................       547,469
                                                                                                                  ------------
                OIL - EXPLORATION & PRODUCTION
      60,000    Poco Petroleums Ltd.*...........................................................................       590,919
                                                                                                                  ------------

                TOTAL CANADA....................................................................................     2,430,009
                                                                                                                  ------------

                CHILE (0.6%)
                FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
      50,000    Compania Cervecerias Unidas S.A. (ADR)..........................................................     1,425,000
                                                                                                                  ------------
                UTILITIES - ELECTRIC
      21,500    Enersis S.A. (ADR)..............................................................................       796,844
                                                                                                                  ------------

                TOTAL CHILE.....................................................................................     2,221,844
                                                                                                                  ------------

                COLOMBIA (0.3%)
                FINANCIAL SERVICES
       3,465    Corporacion Financiera Valle (GDR)..............................................................        10,828
                                                                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
   AMOUNT                                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------
                RETAIL
      31,200    Gran Cadena Almacenes (ADR) (B Shares)..........................................................  $    312,000
      89,520    Gran Cadena Almacenes (Class B) (Pref.) (ADR) - 144A**..........................................       939,960
                                                                                                                  ------------
                                                                                                                     1,251,960
                                                                                                                  ------------
                TOTAL COLOMBIA..................................................................................     1,262,788
                                                                                                                  ------------
                DENMARK (1.5%)
                BUSINESS & PUBLIC SERVICES
      20,200    Kobenhavns Lufthavne AS.........................................................................     2,363,541
                                                                                                                  ------------
                HEALTHCARE
       8,010    William Demant Holding..........................................................................       358,176
                                                                                                                  ------------
                PHARMACEUTICALS
      29,000    Novo-Nordisk AS (Series B)......................................................................     3,250,559
                                                                                                                  ------------
                TOTAL DENMARK...................................................................................     5,972,276
                                                                                                                  ------------
                FINLAND (0.6%)
                PAPER PRODUCTS
      90,000    UPM-Kymmene Oy..................................................................................     2,510,913
                                                                                                                  ------------

                FRANCE (5.1%)
                AUTOMOTIVE
      25,300    Compagnie Generale des Etablissements Michelin (B Shares).......................................     1,440,828
                                                                                                                  ------------
                BANKING
      33,300    Banque Nationale de Paris.......................................................................     1,682,023
                                                                                                                  ------------
                BUILDING MATERIALS
       2,000    Imetal S.A......................................................................................       258,217
                                                                                                                  ------------
                CONSUMER PRODUCTS
      14,500    Societe BIC S.A.................................................................................     1,075,708
                                                                                                                  ------------
                ELECTRICAL EQUIPMENT
      12,000    Alcatel Alsthom.................................................................................     1,600,000
                                                                                                                  ------------
                ELECTRONICS - SEMICONDUCTORS
      13,640    SGS-Thomson Microelectronics N.V.*..............................................................     1,288,510
                                                                                                                  ------------
                ENERGY
      11,750    Elf Aquitaine S.A...............................................................................     1,572,624
      11,150    Total S.A. (B Shares)...........................................................................     1,279,400
                                                                                                                  ------------
                                                                                                                     2,852,024
                                                                                                                  ------------

SHARES/PRINCIPAL
   AMOUNT                                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------
                FINANCIAL SERVICES
       9,600    Cetelem.........................................................................................  $  1,096,679
                                                                                                                  ------------
                INSURANCE
      41,000    AXA-UAP.........................................................................................     2,757,583
                                                                                                                  ------------
                LEISURE
      11,300    Accor S.A.......................................................................................     2,092,911
      10,960    Canal Plus......................................................................................     1,952,149
                                                                                                                  ------------
                                                                                                                     4,045,060
                                                                                                                  ------------
                PHARMACEUTICALS
       9,680    Genset (ADR)*...................................................................................       203,280
                                                                                                                  ------------
                RETAIL
       1,770    Grand Optical-Photoservice......................................................................       323,042
          27    Guilbert S.A....................................................................................         3,741
                                                                                                                  ------------
                                                                                                                       326,783
                                                                                                                  ------------
                STEEL & IRON
      80,250    Usinor Sacilor..................................................................................     1,626,020
                                                                                                                  ------------
                TECHNOLOGY RELATED
         550    Altran Technologies S.A.........................................................................       149,734
                                                                                                                  ------------
                TEXTILES
       1,873    Deveaux S.A.....................................................................................       202,889
                                                                                                                  ------------

                TOTAL FRANCE....................................................................................    20,605,338
                                                                                                                  ------------

                GERMANY (2.2%)
                APPAREL
         260    Hugo Boss AG (Pref).............................................................................       360,066
                                                                                                                  ------------
                AUTOMOBILES
       2,750    Bayerische Motoren Werke (BMW) AG...............................................................     2,348,246
                                                                                                                  ------------
                CHEMICALS
      37,746    BASF AG.........................................................................................     1,366,817
      23,625    Hoechst AG......................................................................................     1,051,252
      11,000    SGL Carbon AG...................................................................................     1,620,126
                                                                                                                  ------------
                                                                                                                     4,038,195
                                                                                                                  ------------
                INSURANCE
       1,452    Marschollek, Lautenschlaeger und Partner AG (Pref.).............................................       351,071
                                                                                                                  ------------
                RETAIL
       1,043    CeWe Color Holdings AG..........................................................................       254,549
                                                                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
   AMOUNT                                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - ELECTRIC
      28,000    Veba AG.........................................................................................  $  1,640,842
                                                                                                                  ------------
                TOTAL GERMANY...................................................................................     8,992,969
                                                                                                                  ------------
                HONG KONG (5.7%)
                BANKING
     135,000    Dao Heng Bank Group Ltd.........................................................................       608,918
     185,100    Hang Seng Bank Ltd..............................................................................     2,278,614
      96,800    Wing Hang Bank Ltd..............................................................................       422,855
                                                                                                                  ------------
                                                                                                                     3,310,387
                                                                                                                  ------------
                CONGLOMERATES
     530,000    Hutchison Whampoa Ltd...........................................................................     5,222,940
      80,000    Jardine Matheson Holdings Ltd...................................................................       648,000
     271,000    Wharf (Holdings) Ltd............................................................................       998,191
                                                                                                                  ------------
                                                                                                                     6,869,131
                                                                                                                  ------------
                ELECTRONIC COMPONENTS
     500,000    Elec & Eltek International Holdings Ltd.........................................................       214,863
     300,000    Gold Peak Industries (Holdings) Ltd.............................................................       195,800
                                                                                                                  ------------
                                                                                                                       410,663
                                                                                                                  ------------
                MACHINERY
     766,000    Chen Hsong Holdings.............................................................................       445,493
                                                                                                                  ------------
                MANUFACTURING
      97,000    Shanghai Industrial Holdings Ltd................................................................       602,998
                                                                                                                  ------------
                REAL ESTATE
     390,000    Cheung Kong (Holdings) Ltd......................................................................     4,385,137
     378,686    HKR International Ltd...........................................................................       447,816
     436,000    Hong Kong Land Holdings Ltd.....................................................................     1,482,400
     259,000    New World Development Co., Ltd..................................................................     1,566,552
                                                                                                                  ------------
                                                                                                                     7,881,905
                                                                                                                  ------------
                TELECOMMUNICATIONS
     536,400    Hong Kong Telecommunications Ltd................................................................     1,213,182
                                                                                                                  ------------
                TRANSPORTATION
     539,000    Cathay Pacific Airways, Ltd.....................................................................       755,819
                                                                                                                  ------------

SHARES/PRINCIPAL
   AMOUNT                                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------
                UTILITIES
     226,000    China Light & Power Co., Ltd....................................................................  $  1,244,278
                                                                                                                  ------------

                TOTAL HONG KONG.................................................................................    22,733,856
                                                                                                                  ------------

                INDIA (0.4%)
                AUTOMOBILES
      30,500    Mahindra & Mahindra Ltd. (GDR)*.................................................................       344,650
                                                                                                                  ------------
                BANKS
      21,200    State Bank of India (GDR).......................................................................       487,600
                                                                                                                  ------------
                METALS & MINING
      22,000    Hindalco Industries Ltd. (GDR)*.................................................................       742,500
                                                                                                                  ------------

                TOTAL INDIA.....................................................................................     1,574,750
                                                                                                                  ------------

                INDONESIA (0.2%)
                BANKS
     500,000    PT Bank Negara..................................................................................       138,037
                                                                                                                  ------------
                CONGLOMERATES
     320,000    PT Bimantara Citra..............................................................................       328,834
                                                                                                                  ------------
                MEDICAL PRODUCTS & SUPPLIES
     278,000    PT Kalbe Farma*.................................................................................       211,058
                                                                                                                  ------------

                TOTAL INDONESIA.................................................................................       677,929
                                                                                                                  ------------

                ITALY (1.6%)
                APPLIANCES & HOUSEHOLD DURABLES
      19,375    Industrie Natuzzi SpA (ADR).....................................................................       458,945
                                                                                                                  ------------
                ELECTRICAL EQUIPMENT
      32,945    Gewiss SpA......................................................................................       638,120
                                                                                                                  ------------
                ELECTRONICS
      17,047    Saes Getters Di Risp............................................................................       210,885
      12,791    Saes Getters SpA................................................................................       242,181
                                                                                                                  ------------
                                                                                                                       453,066
                                                                                                                  ------------
                ENERGY
     148,000    Ente Nazionale Idrocarburi SpA..................................................................       934,348
                                                                                                                  ------------
                TELECOMMUNICATIONS
     260,000    Seat SpA*.......................................................................................        97,549
     546,000    Telecom Italia Mobile SpA.......................................................................     2,172,203

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
   AMOUNT                                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------
     260,000    Telecom Italia SpA*.............................................................................  $  1,736,555
                                                                                                                  ------------
                                                                                                                     4,006,307
                                                                                                                  ------------

                TOTAL ITALY.....................................................................................     6,490,786
                                                                                                                  ------------

                JAPAN (18.2%)
                APPAREL
       6,000    World Co., Ltd..................................................................................       235,060
                                                                                                                  ------------
                AUTO TRUCKS & PARTS
       6,000    Yasunaga Corp.*.................................................................................        59,761
                                                                                                                  ------------
                AUTOMOBILES
     433,000    Mitsubishi Motors Corp..........................................................................     2,228,254
     150,000    Suzuki Motor Co., Ltd...........................................................................     1,444,223
                                                                                                                  ------------
                                                                                                                     3,672,477
                                                                                                                  ------------
                BANKING
     133,000    Bank of Tokyo-Mitsubishi Ltd....................................................................     2,539,011
     161,000    Sumitomo Trust & Banking........................................................................     1,603,586
                                                                                                                  ------------
                                                                                                                     4,142,597
                                                                                                                  ------------
                BUILDING & CONSTRUCTION
      10,000    Kaneshita Construction..........................................................................        63,081
     322,000    Sekisui House Ltd...............................................................................     3,073,539
                                                                                                                  ------------
                                                                                                                     3,136,620
                                                                                                                  ------------
                BUILDING MATERIALS
      10,000    Nichiha Corp....................................................................................       127,822
                                                                                                                  ------------
                BUSINESS & PUBLIC SERVICES
       3,000    Nichii Gakkan Co................................................................................       128,486
      51,000    Secom Co........................................................................................     3,449,950
                                                                                                                  ------------
                                                                                                                     3,578,436
                                                                                                                  ------------
                CHEMICALS
     600,000    Asahi Chemical Industrial Co., Ltd..............................................................     3,032,869
     323,000    Nippon Shokubai K.K. Co.........................................................................     1,991,941
      30,000    Sumitomo Bakelite Co., Ltd......................................................................       213,147
                                                                                                                  ------------
                                                                                                                     5,237,957
                                                                                                                  ------------
                COMPUTER SOFTWARE
      12,000    Ines Corp.......................................................................................       189,243
       8,000    Meitec..........................................................................................       256,972
                                                                                                                  ------------
                                                                                                                       446,215
                                                                                                                  ------------
                CONGLOMERATES
     554,000    Mitsui & Co.....................................................................................     4,363,762
                                                                                                                  ------------

SHARES/PRINCIPAL
   AMOUNT                                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------
                ELECTRICAL EQUIPMENT
      96,000    Canon, Inc......................................................................................  $  2,812,749
      40,000    Kyocera Corp....................................................................................     2,619,522
      30,700    Mabuchi Motor Co................................................................................     1,745,476
     150,000    Matsushita Electric Industrial Co., Ltd.........................................................     2,714,143
       9,000    Mitsui High-Tec.................................................................................       221,863
       7,000    Mitsumi Electric Co., Ltd.......................................................................       148,157
   Y   5,000K   Nippon Densan Corp. 1.00% 09/30/03 (Conv.)......................................................        51,336
      11,000    Nitto Electric Works............................................................................       146,082
      28,000    Rohm Co., Ltd...................................................................................     3,300,133
                                                                                                                  ------------
                                                                                                                    13,759,461
                                                                                                                  ------------
                ELECTRONIC COMPONENTS
       3,000    Nidec Corp......................................................................................       116,036
                                                                                                                  ------------
                ELECTRONICS
      10,000    Aiwa Co., Ltd...................................................................................       215,803
      46,000    Sony Corp.......................................................................................     4,352,590
                                                                                                                  ------------
                                                                                                                     4,568,393
                                                                                                                  ------------
                ELECTRONICS - SEMICONDUCTORS/COMPONENTS
      20,000    Dainippon Screen Mfg Co., Ltd...................................................................       177,623
       4,500    Shinko Electric Industries Co. Ltd..............................................................       199,079
      12,000    Taiyo Yuden Co., Ltd............................................................................       134,462
      10,000    Toshiba Ceramics Co., Ltd.......................................................................        99,602
                                                                                                                  ------------
                                                                                                                       610,766
                                                                                                                  ------------
                ENGINEERING & CONSTRUCTION
     119,000    Kajima Corp.....................................................................................       524,477
                                                                                                                  ------------
                FINANCIAL SERVICES
     405,000    New Japan Securities Co., Ltd.*.................................................................       490,787
      66,000    Nomura Securities Co., Ltd......................................................................       860,060
                                                                                                                  ------------
                                                                                                                     1,350,847
                                                                                                                  ------------
                HAND TOOLS
       4,000    Disco Corp.*....................................................................................       129,482
                                                                                                                  ------------
                HEALTH & PERSONAL CARE
       8,000    Aderans Co., Ltd................................................................................       213,811
      15,000    Terumo Corp.....................................................................................       278,884
                                                                                                                  ------------
                                                                                                                       492,695
                                                                                                                  ------------
                INSURANCE
     312,000    Tokio Marine & Fire Insurance Co................................................................     3,754,980
                                                                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
   AMOUNT                                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------
                LEISURE
       3,000    H.I.S. Co., Ltd.................................................................................  $    105,329
                                                                                                                  ------------
                MACHINE TOOLS
       6,600    Nitto Kohki Co., Ltd............................................................................       123,257
                                                                                                                  ------------
                MACHINERY
     273,000    Asahi Diamond Industries Co., Ltd...............................................................     1,706,250
       5,000    Fuji Machine Manufacturing Co., Ltd.............................................................       181,773
     225,000    Minebea Co., Ltd................................................................................     2,502,490
     439,000    Mitsubishi Heavy Industries, Ltd................................................................     2,408,524
      30,000    OSG Corp........................................................................................       176,046
                                                                                                                  ------------
                                                                                                                     6,975,083
                                                                                                                  ------------
                METALS
      11,000    Misumi Corp.....................................................................................       203,602
      10,000    Sumitomo Sitix Corp.............................................................................       193,393
       9,000    Sumitomo Special Metals.........................................................................       156,873
                                                                                                                  ------------
                                                                                                                       553,868
                                                                                                                  ------------
                OFFICE EQUIPMENT
       2,900    Riso Kagaku.....................................................................................       162,475
                                                                                                                  ------------
                REAL ESTATE
      10,700    Chubu Sekiwa Real Estate, Ltd...................................................................        90,588
         400    Japan Industrial Land Development...............................................................         1,892
                                                                                                                  ------------
                                                                                                                        92,480
                                                                                                                  ------------
                RETAIL
       4,000    Circle K Japan Co., Ltd.........................................................................       183,267
      32,200    Family Mart Co., Ltd............................................................................     1,411,155
       5,300    Ministop Co., Ltd...............................................................................       143,410
       3,000    Otsuka Kagu Ltd.*...............................................................................       214,392
       8,000    Shimachu Co., Ltd...............................................................................       171,979
       5,000    Shimamura Co. Ltd...............................................................................       145,252
                                                                                                                  ------------
                                                                                                                     2,269,455
                                                                                                                  ------------
                STEEL & IRON
   1,500,000    NKK Corp........................................................................................     2,016,932
      20,000    Yamato Kogyo Co., Ltd...........................................................................       177,623
                                                                                                                  ------------
                                                                                                                     2,194,555
                                                                                                                  ------------
                TELECOMMUNICATIONS
         446    DDI Corp........................................................................................     2,243,327
         363    Nippon Telegraph & Telephone Corp...............................................................     3,344,373
                                                                                                                  ------------
                                                                                                                     5,587,700
                                                                                                                  ------------

SHARES/PRINCIPAL
   AMOUNT                                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------
                TEXTILES
     192,000    Kuraray Co., Ltd................................................................................  $  1,689,243
      70,000    Nitto Boseki Co., Ltd...........................................................................       203,353
                                                                                                                  ------------
                                                                                                                     1,892,596
                                                                                                                  ------------
                TRANSPORTATION
     369,000    Nippon Yusen Kabushiki Kaish....................................................................     1,240,413
     100,000    Yamato Transport Co., Ltd.......................................................................     1,228,420
                                                                                                                  ------------
                                                                                                                     2,468,833
                                                                                                                  ------------
                WHOLESALE DISTRIBUTOR
       3,900    Fujimi, Inc.....................................................................................       232,420
                                                                                                                  ------------

                TOTAL JAPAN.....................................................................................    72,965,895
                                                                                                                  ------------

                MALAYSIA (0.7%)
                AGRICULTURE
     218,000    IOI Corporated Berhad...........................................................................       220,487
                                                                                                                  ------------
                AUTO PARTS
      74,000    MBM Resources Berhad............................................................................        67,086
                                                                                                                  ------------
                AUTOMOBILES
      50,000    Perusahaan Otomobil Nasional Berhad.............................................................       139,531
      60,000    UMW Holdings Berhad.............................................................................       120,259
                                                                                                                  ------------
                                                                                                                       259,790
                                                                                                                  ------------
                BANKING
     124,250    Public Finance Berhad...........................................................................        88,121
                                                                                                                  ------------
                BUILDING & CONSTRUCTION
      43,000    Road Builder (M) Holdings Berhad................................................................        64,175
      73,000    United Engineers Malaysia Berhad................................................................       234,104
                                                                                                                  ------------
                                                                                                                       298,279
                                                                                                                  ------------
                ENTERTAINMENT
      91,000    Berjaya Sports Toto Berhad......................................................................       260,962
                                                                                                                  ------------
                LEISURE
     256,000    Magnum Corporation Berhad.......................................................................       224,977
                                                                                                                  ------------
                TELECOMMUNICATIONS
      75,000    Telekom Malaysia Berhad.........................................................................       227,798
                                                                                                                  ------------
                UTILITIES - ELECTRIC
     393,000    Tenaga Nasional Berhad..........................................................................     1,060,361
                                                                                                                  ------------

                TOTAL MALAYSIA..................................................................................     2,707,861
                                                                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
   AMOUNT                                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------
                MEXICO (2.9%)
                CONGLOMERATES
     210,500    ALFA, S.A. de C.V. (Class A)....................................................................  $  2,000,631
                                                                                                                  ------------
                ENGINEERING & CONSTRUCTION
     274,240    Corporacion GEO S.A. de C.V. (Series B)*........................................................     1,705,833
                                                                                                                  ------------
                FINANCIAL SERVICES
   1,073,000    Grupo Financiero Bancomer S.A. de C.V. (B Shares)*..............................................       732,376
                                                                                                                  ------------
                FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
     129,000    Grupo Modelo S.A. de C.V. (Series C)............................................................     1,221,056
      54,500    PanAmerican Beverages, Inc. (Class A)...........................................................     2,128,906
      53,000    Sigma Alimentos S.A.............................................................................       866,839
                                                                                                                  ------------
                                                                                                                     4,216,801
                                                                                                                  ------------
                RETAIL
   1,060,608    Nacional de Drogas S.A. de C.V. (Series L)......................................................     1,188,318
                                                                                                                  ------------
                TELECOMMUNICATIONS
      38,300    Telefonos de Mexico S.A. de C.V. (Series L) (ADR) (Mexico)......................................     1,982,025
                                                                                                                  ------------

                TOTAL MEXICO....................................................................................    11,825,984
                                                                                                                  ------------
                NETHERLANDS (4.7%)
                APPLIANCES & HOUSEHOLD DURABLES
       1,014    Koninklijke Ahrend Groep NV.....................................................................        34,999
                                                                                                                  ------------
                BANKING
      54,158    ING Groep NV....................................................................................     2,494,226
                                                                                                                  ------------
                CHEMICALS
      11,900    Akzo Nobel......................................................................................     2,039,298
                                                                                                                  ------------
                COMPUTER SOFTWARE
       6,342    Baan Co., NV*...................................................................................       458,570
                                                                                                                  ------------
                ELECTRICAL EQUIPMENT
      30,000    Philips Electronics NV..........................................................................     2,545,601
                                                                                                                  ------------
                ELECTRONIC COMPONENTS
       4,692    ASM Lithography Holding NV*.....................................................................       473,077
                                                                                                                  ------------
                INSURANCE
      23,387    Aegon NV........................................................................................     1,878,407
                                                                                                                  ------------

SHARES/PRINCIPAL
   AMOUNT                                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------
                MANUFACTURING
      14,887    Aalberts Industries NV..........................................................................  $    450,076
                                                                                                                  ------------
                MEDIA
      40,000    PolyGram NV.....................................................................................     2,323,894
      60,000    Ver Ned Utigev Ver Bezit NV.....................................................................     1,396,755
      10,364    Wolters Kluwer NV...............................................................................     1,401,641
                                                                                                                  ------------
                                                                                                                     5,122,290
                                                                                                                  ------------
                MERCHANDISING
      36,517    Koninklijke Ahold NV............................................................................       989,930
                                                                                                                  ------------
                RETAIL
       6,975    Gucci Group NV..................................................................................       323,340
                                                                                                                  ------------
                STEEL
      28,400    Koninklijke Hoogovens NV........................................................................     1,844,583
                                                                                                                  ------------

                TOTAL NETHERLANDS...............................................................................    18,654,397
                                                                                                                  ------------

                NORWAY (0.1%)
                MACHINERY
      10,615    Tomra Systems AS................................................................................       245,446
                                                                                                                  ------------

                PERU (0.3%)
                BANKS - COMMERCIAL
      43,900    Banco Wiese Ltd.................................................................................       301,813
                                                                                                                  ------------
                FOOD SERVICES
     357,687    Consorcio Alimentos Fabril Pacifico*............................................................       474,662
                                                                                                                  ------------
                FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
     593,013    Cerveceria Backus & Johnston S.A. (T Shares)....................................................       582,924
                                                                                                                  ------------

                TOTAL PERU......................................................................................     1,359,399
                                                                                                                  ------------

                PHILIPPINES (0.0%)
                BANKING
         129    Metropolitan Bank & Trust Co....................................................................         1,160
                                                                                                                  ------------
                TRANSPORTATION
      39,600    International Container Terminal................................................................         8,221
                                                                                                                  ------------

                TOTAL PHILIPPINES...............................................................................         9,381
                                                                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
   AMOUNT                                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------
                PORTUGAL (0.1%)
                MEDIA
      30,000    Journalgeste*...................................................................................  $    300,836
                                                                                                                  ------------

                SINGAPORE (1.3%)
                BANKING
     188,400    Overseas-Chinese Banking Corp., Ltd.............................................................     1,306,536
                                                                                                                  ------------
                CONGLOMERATES
     146,000    Parkway Holdings Ltd............................................................................       592,215
                                                                                                                  ------------
                ELECTRICAL EQUIPMENT
      90,000    GP Batteries International Ltd..................................................................       279,097
      82,500    Venture Manufacturing Ltd.......................................................................       350,834
                                                                                                                  ------------
                                                                                                                       629,931
                                                                                                                  ------------
                ELECTRONIC COMPONENTS
      30,000    Elec & Eltek International Co., Ltd.............................................................       264,000
                                                                                                                  ------------
                REAL ESTATE
     139,000    City Developments Ltd...........................................................................       900,294
     334,000    DBS Land Ltd....................................................................................       812,875
                                                                                                                  ------------
                                                                                                                     1,713,169
                                                                                                                  ------------
                TRANSPORTATION
      79,000    Singapore Airlines Ltd..........................................................................       584,037
                                                                                                                  ------------

                TOTAL SINGAPORE.................................................................................     5,089,888
                                                                                                                  ------------
                SOUTH AFRICA (1.0%)
                BANKS - COMMERCIAL
      81,400    Amalgamated Bank South Africa Group Ltd.*.......................................................       555,437
                                                                                                                  ------------
                CONGLOMERATES
      51,000    Rembrandt Group Ltd.............................................................................       462,540
                                                                                                                  ------------
                FOOD MANUFACTURER
     182,600    Illovo Sugar Limited*...........................................................................       333,570
                                                                                                                  ------------
                HEALTHCARE
      19,788    South African Druggists Ltd.....................................................................       129,283
                                                                                                                  ------------
                MACHINERY
      42,500    Barlow Ltd......................................................................................       486,380
                                                                                                                  ------------
                METALS & MINING
      21,500    De Beers Consolidated Mines Ltd. (Units)++......................................................       628,412
                                                                                                                  ------------

SHARES/PRINCIPAL
   AMOUNT                                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------
                OIL & GAS
      50,000    Sasol Ltd.......................................................................................  $    690,415
                                                                                                                  ------------
                RETAIL
      16,740    Ellerine Holdings Ltd...........................................................................       133,114
     312,316    New Clicks Holdings Ltd.........................................................................       405,414
                                                                                                                  ------------
                                                                                                                       538,528
                                                                                                                  ------------

                TOTAL SOUTH AFRICA..............................................................................     3,824,565
                                                                                                                  ------------

                SOUTH KOREA (0.3%)
                ELECTRICAL EQUIPMENT
       4,500    Samsung Electronics Co..........................................................................       437,022
         135    Samsung Electronics Co. (GDS) (Non-voting) - 144A**.............................................         3,256
                                                                                                                  ------------
                                                                                                                       440,278
                                                                                                                  ------------
                STEEL & IRON
       7,000    Pohang Iron & Steel Co..........................................................................       550,102
                                                                                                                  ------------
                UTILITIES - ELECTRIC
      15,000    Korea Electric Power Corp.......................................................................       333,516
                                                                                                                  ------------

                TOTAL SOUTH KOREA...............................................................................     1,323,896
                                                                                                                  ------------

                SPAIN (1.7%)
                BANKING
      50,800    Banco Bilbao Vizcaya S.A........................................................................     1,569,250
      32,000    Banco Popular Espanol S.A.......................................................................     2,065,210
                                                                                                                  ------------
                                                                                                                     3,634,460
                                                                                                                  ------------
                ELECTRIC
      52,800    Endesa S.A.*....................................................................................     1,130,541
                                                                                                                  ------------
                MACHINERY - DIVERSIFIED
       3,420    Azkoyen S.A.....................................................................................       424,885
                                                                                                                  ------------
                TELECOMMUNICATIONS
      45,000    Telefonica de Espana S.A........................................................................     1,418,824
                                                                                                                  ------------

                TOTAL SPAIN.....................................................................................     6,608,710
                                                                                                                  ------------

                SWEDEN (2.7%)
                COMMERCIAL SERVICES
      42,700    Securitas AB (Series "B" Free)..................................................................     1,017,472
                                                                                                                  ------------
                INSURANCE
      58,700    Skandia Forsakrings AB..........................................................................     2,626,970
                                                                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
   AMOUNT                                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------
                MANUFACTURING
      23,610    Assa Abloy AB (Series B)........................................................................  $    617,133
                                                                                                                  ------------
                PAPER PRODUCTS
      64,100    Stora Kopparbergs Bergslags Aktiebolag (A Shares)...............................................     1,100,066
                                                                                                                  ------------
                PHARMACEUTICALS
      80,000    Astra AB (B Shares).............................................................................     1,415,182
                                                                                                                  ------------
                RETAIL
      36,800    Hennes & Mauritz AB (B Shares)..................................................................     1,610,455
                                                                                                                  ------------
                TELECOMMUNICATIONS
      49,500    Ericsson (L.M.) Telephone
                  Co. AB (Series "B" Free)......................................................................     2,381,881
                                                                                                                  ------------

                TOTAL SWEDEN....................................................................................    10,769,159
                                                                                                                  ------------

                SWITZERLAND (2.6%)
                ELECTRICAL EQUIPMENT
       1,670    ABB AG - Bearer.................................................................................     2,466,823
                                                                                                                  ------------
                FOOD SERVICES
       1,430    Selecta Group*..................................................................................       208,075
                                                                                                                  ------------
                FOODS & BEVERAGES
         875    Nestle AG.......................................................................................     1,222,502
                                                                                                                  ------------
                MACHINERY
          80    SIG Schweizerische Industrie - Gesellschaft Holding AG - Bearer.................................       233,363
                                                                                                                  ------------
                PHARMACEUTICALS
       2,253    Novartis AG.....................................................................................     3,464,720
         340    Roche Holdings AG...............................................................................     3,024,619
                                                                                                                  ------------
                                                                                                                     6,489,339
                                                                                                                  ------------

                TOTAL SWITZERLAND...............................................................................    10,620,102
                                                                                                                  ------------

                TAIWAN (0.3%)
                BUILDING MATERIALS
       9,768    Asia Cement Corp. (GDR).........................................................................       148,962
                                                                                                                  ------------
                COMPUTERS - PERIPHERAL EQUIPMENT
      13,367    Asustek Computer Inc. (GDR)*....................................................................       237,264
                                                                                                                  ------------

SHARES/PRINCIPAL
   AMOUNT                                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------
                ELECTRONICS - SEMICONDUCTORS/COMPONENTS
$        125K   United Microelectronics .25% due 05/16/04 (Conv.)...............................................  $    176,875
                                                                                                                  ------------
                RETAIL
$        180K   Far Eastern Department Stores 3.00% due 07/06/01 (Conv.) - 144A**...............................       184,050
                                                                                                                  ------------
                STEEL
      12,235    China Steel Corp................................................................................       243,110
                                                                                                                  ------------
                TRANSPORTATION
$        300K   Yang Ming Marine Transportation 2.00% due 10/06/01 (Conv.) - 144A**.............................       330,750
                                                                                                                  ------------

                TOTAL TAIWAN....................................................................................     1,321,011
                                                                                                                  ------------

                THAILAND (0.1%)
                BANKING
      30,600    Thai Farmers Bank Public Co., Ltd. (Alien Market)...............................................       107,354
                                                                                                                  ------------
                MEDIA
      30,000    BEC World Public Co., Ltd.......................................................................       195,580
                                                                                                                  ------------
                OIL RELATED
      18,000    PTT Exploration & Production PCL................................................................       241,657
                                                                                                                  ------------

                TOTAL THAILAND..................................................................................       544,591
                                                                                                                  ------------

                UNITED KINGDOM (12.7%)
                AEROSPACE & DEFENSE
      43,064    British Aerospace PLC...........................................................................     1,143,045
     326,815    Rolls-Royce PLC.................................................................................     1,352,439
      58,718    Smiths Industries PLC...........................................................................       868,022
      13,632    Vickers PLC.....................................................................................        47,047
                                                                                                                  ------------
                                                                                                                     3,410,553
                                                                                                                  ------------
                APPLIANCES & HOUSEHOLD DURABLES
      55,358    MFI Furniture Group PLC.........................................................................       131,545
                                                                                                                  ------------
                AUTO PARTS
      25,661    Laird Group PLC.................................................................................       192,887
                                                                                                                  ------------
                AUTO PARTS - ORIGINAL EQUIPMENT
     226,656    BBA Group PLC...................................................................................     1,546,163
                                                                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
   AMOUNT                                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------
                BANKING
     116,578    Abbey National PLC..............................................................................  $  1,799,305
      86,107    National Westminster Bank PLC...................................................................     1,303,533
                                                                                                                  ------------
                                                                                                                     3,102,838
                                                                                                                  ------------
                BUILDING & CONSTRUCTION
     184,929    Blue Circle Industries PLC......................................................................     1,201,730
                                                                                                                  ------------
                BUILDING MATERIALS
      64,418    Scapa Group.....................................................................................       245,230
                                                                                                                  ------------
                BUSINESS & PUBLIC SERVICES
      54,799    Reuters Holdings PLC............................................................................       651,082
                                                                                                                  ------------
                CHEMICALS
      71,611    Allied Colloids Group PLC.......................................................................       145,278
                                                                                                                  ------------
                COMPUTER SOFTWARE
      50,257    SEMA Group PLC..................................................................................     1,052,064
                                                                                                                  ------------
                CONGLOMERATES
     231,912    BTR PLC.........................................................................................       944,712
                                                                                                                  ------------
                CONSUMER PRODUCTS
     101,761    Vendome Luxury Group PLC (Units)++..............................................................       737,768
                                                                                                                  ------------
                DISTRIBUTION
      24,937    Cowie Group PLC.................................................................................       154,390
                                                                                                                  ------------
                ELECTRICAL EQUIPMENT
     204,502    BICC Group (The) PLC............................................................................       555,370
     207,441    General Electric Co. PLC........................................................................     1,307,781
                                                                                                                  ------------
                                                                                                                     1,863,151
                                                                                                                  ------------
                ENERGY
     331,714    Lasmo PLC.......................................................................................     1,458,507
     684,773    Shell Transport & Trading Co. PLC...............................................................     5,019,953
                                                                                                                  ------------
                                                                                                                     6,478,460
                                                                                                                  ------------
                ENTERTAINMENT
      66,535    Granada Group PLC...............................................................................       942,172
      37,432    London Clubs International PLC..................................................................       211,176
                                                                                                                  ------------
                                                                                                                     1,153,348
                                                                                                                  ------------
                FINANCIAL SERVICES
       7,632    HSBC Holdings PLC...............................................................................       271,565
                                                                                                                  ------------
                FOOD PROCESSING
     135,028    Associated British Foods PLC....................................................................     1,183,038
                                                                                                                  ------------

SHARES/PRINCIPAL
   AMOUNT                                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------
                FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
      65,555    Bass PLC........................................................................................  $    885,906
      41,847    Devro International PLC.........................................................................       262,465
     176,000    Guinness PLC....................................................................................     1,661,503
                                                                                                                  ------------
                                                                                                                     2,809,874
                                                                                                                  ------------
                FOREST PRODUCTS, PAPER & PACKING
      30,732    David S. Smith Holdings PLC.....................................................................       118,234
      59,965    De La Rue PLC...................................................................................       397,427
                                                                                                                  ------------
                                                                                                                       515,661
                                                                                                                  ------------
                HEALTH & PERSONAL CARE
     156,560    Glaxo Wellcome PLC..............................................................................     3,529,190
      95,511    Medeva PLC......................................................................................       324,226
                                                                                                                  ------------
                                                                                                                     3,853,416
                                                                                                                  ------------
                HEALTHCARE
       3,183    Amersham International PLC......................................................................       107,537
                                                                                                                  ------------
                INSURANCE
      55,779    General Accident PLC............................................................................       982,818
     153,621    Prudential Corp. PLC............................................................................     1,714,707
     206,461    Royal & Sun Alliance Insurance Group PLC........................................................     1,951,069
                                                                                                                  ------------
                                                                                                                     4,648,594
                                                                                                                  ------------
                LEISURE
     187,868    Rank Group PLC..................................................................................     1,105,427
                                                                                                                  ------------
                MACHINERY
      11,072    Spirax-Sarco Engineering PLC....................................................................       129,402
     284,098    Tomkins PLC.....................................................................................     1,584,393
                                                                                                                  ------------
                                                                                                                     1,713,795
                                                                                                                  ------------
                MANUFACTURING
      67,982    Bunzl PLC.......................................................................................       290,117
       9,100    Vosper Thornycroft Holdings PLC.................................................................       119,446
                                                                                                                  ------------
                                                                                                                       409,563
                                                                                                                  ------------
                MEDIA
       6,726    Daily Mail & General Trust (Class A)............................................................       199,512
      15,900    EMAP PLC........................................................................................       227,723
      49,901    Flextech PLC*...................................................................................       485,200
      85,100    General Cable PLC*..............................................................................       156,135
      56,086    Mirror Group PLC................................................................................       181,779
                                                                                                                  ------------
                                                                                                                     1,250,349
                                                                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
   AMOUNT                                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------
                MERCHANDISING
      98,822    Next PLC........................................................................................  $  1,156,559
                                                                                                                  ------------
                NATURAL GAS
     156,157    BG PLC..........................................................................................       679,031
                                                                                                                  ------------
                PHARMACEUTICALS
     109,040    British Biotech PLC*............................................................................       280,258
                                                                                                                  ------------
                REAL ESTATE
      25,369    Bradford Properties Trust PLC...................................................................       122,514
      64,301    Pillar Property Investments PLC.................................................................       252,580
                                                                                                                  ------------
                                                                                                                       375,094
                                                                                                                  ------------
                RESTAURANTS
       9,600    Compass Group PLC...............................................................................       105,836
                                                                                                                  ------------
                RETAIL - DEPARTMENT STORES
      28,014    Kingfisher PLC..................................................................................       382,836
                                                                                                                  ------------
                TELECOMMUNICATIONS
     317,921    British Telecommunications PLC..................................................................     2,101,930
     348,192    Securicor PLC...................................................................................     1,514,073
     207,441    Vodafone Group PLC..............................................................................     1,113,290
                                                                                                                  ------------
                                                                                                                     4,729,293
                                                                                                                  ------------
                TRANSPORTATION
      18,997    Associated British Ports Holdings PLC...........................................................        88,748
      94,924    British Airways PLC.............................................................................     1,045,679
      16,349    Forth Ports PLC.................................................................................       165,176
      14,577    Stagecoach Holdings PLC.........................................................................       161,411
                                                                                                                  ------------
                                                                                                                     1,461,014
                                                                                                                  ------------
                UTILITIES - ELECTRIC
      98,822    National Power PLC..............................................................................       907,356
                                                                                                                  ------------

                TOTAL UNITED KINGDOM............................................................................    50,957,295
                                                                                                                  ------------

                UNITED STATES (24.4%)
                AEROSPACE & DEFENSE
      31,500    General Motors Corp. (Class H)..................................................................     2,088,844
      55,400    Watkins-Johnson Co..............................................................................     1,855,900
                                                                                                                  ------------
                                                                                                                     3,944,744
                                                                                                                  ------------
                AIRLINES
      52,000    Continental Airlines, Inc. (Class B)*...........................................................     2,047,500
                                                                                                                  ------------

SHARES/PRINCIPAL
   AMOUNT                                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------
                AUTOMOBILES
      56,000    Chrysler Corp...................................................................................  $  2,061,500
      46,600    Ford Motor Co...................................................................................     2,108,650
                                                                                                                  ------------
                                                                                                                     4,170,150
                                                                                                                  ------------
                BANKING
      16,200    Citicorp........................................................................................     2,169,787
      37,600    First Tennessee National Corp...................................................................     2,143,200
      30,300    Washington Mutual, Inc..........................................................................     2,109,637
                                                                                                                  ------------
                                                                                                                     6,422,624
                                                                                                                  ------------
                BEVERAGES - SOFT DRINKS
      54,300    PepsiCo, Inc....................................................................................     2,202,544
                                                                                                                  ------------
                BIOTECHNOLOGY
      74,800    BioChem Pharma, Inc. (Canada)*..................................................................     2,356,200
      45,000    Centocor, Inc.*.................................................................................     2,137,500
      93,000    Chiron Corp.*...................................................................................     2,098,312
     135,000    Neurex Corp.*...................................................................................     1,991,250
                                                                                                                  ------------
                                                                                                                     8,583,262
                                                                                                                  ------------
                CHEMICALS
      49,700    Monsanto Co.....................................................................................     1,938,300
                                                                                                                  ------------
                COMMUNICATIONS - EQUIPMENT & SOFTWARE
      29,000    Cisco Systems, Inc.*............................................................................     2,118,812
                                                                                                                  ------------
                COMPUTER SOFTWARE
      54,000    Oracle Corp.*...................................................................................     1,967,625
                                                                                                                  ------------
                COMPUTERS - PERIPHERAL EQUIPMENT
      58,000    Seagate Technology, Inc.*.......................................................................     2,095,250
                                                                                                                  ------------
                COMPUTERS - SYSTEMS
      63,300    Gateway 2000, Inc.*.............................................................................     1,989,994
      39,200    Sun Microsystems, Inc.*.........................................................................     1,832,600
                                                                                                                  ------------
                                                                                                                     3,822,594
                                                                                                                  ------------
                CONGLOMERATES
      38,200    Litton Industries, Inc.*........................................................................     2,077,125
                                                                                                                  ------------
                ELECTRONICS - SEMICONDUCTORS/COMPONENTS
      21,900    Intel Corp......................................................................................     2,023,012
      50,000    Micron Technology, Inc.*........................................................................     1,734,375
                                                                                                                  ------------
                                                                                                                     3,757,387
                                                                                                                  ------------
                ENERGY
      31,000    Exxon Corp......................................................................................     1,985,938
      27,700    Mobil Corp......................................................................................     2,049,800
                                                                                                                  ------------
                                                                                                                     4,035,738
                                                                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
   AMOUNT                                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------
                ENTERTAINMENT/GAMING
      75,000    Mirage Resorts, Inc.*...........................................................................  $  2,259,375
                                                                                                                  ------------
                FINANCIAL SERVICES
      46,000    Federal National Mortgage Assoc.................................................................     2,162,000
      29,800    Travelers Group, Inc............................................................................     2,033,850
                                                                                                                  ------------
                                                                                                                     4,195,850
                                                                                                                  ------------
                FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
      31,400    General Mills, Inc..............................................................................     2,164,638
                                                                                                                  ------------
                HEALTH MAINTENANCE ORGANIZATIONS
      85,200    Humana, Inc.*...................................................................................     2,028,825
                                                                                                                  ------------
                HEALTHCARE PRODUCTS & SERVICES
      39,000    Baxter International, Inc.......................................................................     2,037,750
                                                                                                                  ------------
                INDUSTRIALS
      31,500    General Electric Co.............................................................................     2,143,969
      29,600    Honeywell, Inc..................................................................................     1,988,750
                                                                                                                  ------------
                                                                                                                     4,132,719
                                                                                                                  ------------
                INSURANCE
      20,700    American International Group, Inc...............................................................     2,135,981
      56,000    Hartford Life, Inc. (Class A)...................................................................     2,152,500
                                                                                                                  ------------
                                                                                                                     4,288,481
                                                                                                                  ------------
                MEDICAL SERVICES
      51,000    HBO & Co........................................................................................     1,918,875
                                                                                                                  ------------
                PAPER & FOREST PRODUCTS
      36,400    Champion International Corp.....................................................................     2,218,125
                                                                                                                  ------------
                PAPER PRODUCTS
      40,800    Bowater Inc.....................................................................................     2,080,800
                                                                                                                  ------------
                PHARMACEUTICALS
      27,500    American Home Products Corp.....................................................................     2,007,500
      36,200    Johnson & Johnson...............................................................................     2,086,025
                                                                                                                  ------------
                                                                                                                     4,093,525
                                                                                                                  ------------
                RETAIL - DEPARTMENT STORES
     143,000    Kmart Corp.*....................................................................................     2,002,000
                                                                                                                  ------------
                RETAIL - SPECIALTY
      65,500    Bed Bath & Beyond, Inc.*........................................................................     2,292,500
      40,800    Home Depot, Inc.................................................................................     2,126,700
                                                                                                                  ------------
                                                                                                                     4,419,200
                                                                                                                  ------------

SHARES/PRINCIPAL
   AMOUNT                                                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------

                RETAIL - SPECIALTY APPAREL
      82,600    Limited (THE), Inc..............................................................................  $  2,018,538
                                                                                                                  ------------
                SAVINGS & LOAN ASSOCIATIONS
      24,000    Golden West Financial Corp......................................................................     2,154,000
                                                                                                                  ------------
                STEEL
      34,300    Nucor Corp......................................................................................     1,807,181
                                                                                                                  ------------
                TELECOMMUNICATIONS
      52,000    Globalstar
                  Telecommunications Ltd.*......................................................................     2,704,000
                                                                                                                  ------------
                TOBACCO
      49,000    Philip Morris Companies, Inc....................................................................     2,036,563
                                                                                                                  ------------

                TOTAL UNITED STATES.............................................................................    97,744,100
                                                                                                                  ------------

                VENEZUELA (0.1%)
                TELECOMMUNICATIONS
      13,000    Compania Anonima Nacional Telefonos de Venezuela (Class D) (ADR)................................       594,750
                                                                                                                  ------------

                TOTAL COMMON AND PREFERRED STOCKS, RIGHTS, AND BONDS
                (IDENTIFIED COST $344,551,606)..................................................................   390,584,338
                                                                                                                  ------------

  CURRENCY
  AMOUNT IN
  THOUSANDS
-------------
                PURCHASED PUT OPTIONS ON FOREIGN CURRENCY (0.3%)
  Y2,339,564    February 10, 1998/Yen 115.82....................................................................       805,980
  Y2,896,800    February 10, 1998/Yen 120.72....................................................................       482,400
                                                                                                                  ------------

                TOTAL PURCHASED PUT OPTIONS ON FOREIGN CURRENCY
                (IDENTIFIED COST $1,023,940)....................................................................     1,288,380
                                                                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

    PRINCIPAL
      AMOUNT
   IN THOUSANDS
------------------
                    SHORT-TERM INVESTMENT (a) (2.2%)
                    U.S. GOVERNMENT AGENCY
$           9,000   Federal Home Loan Mortgage Corp. 6.05% due 10/01/97 (AMORTIZED COST
                      $9,000,000).................................................................  $  9,000,000
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $354,575,546)............................................................   99.9 %   400,872,718

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.1         293,098
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 401,165,816
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
GDS  Global Depository Shares.
 K   In thousands.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
++ Consists of one or more class of securities traded together as a unit; stocks with attached warrants.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $74,796,965 and the aggregate gross unrealized depreciation is $28,499,793, resulting in net unrealized appreciation of $46,297,172.

FORWARD FOREIGN CURRENCY CONTRACT OPEN AT SEPTEMBER 30, 1997:

CONTRACTS
   TO              IN          DELIVERY   UNREALIZED
 DELIVER      EXCHANGE FOR       DATE     APPRECIATION
---------------------------------------------------
$665,436       FRF 3,945,168   10/01/97     1,$259
                                          ---------
                                          ---------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
SUMMARY OF INVESTMENTS SEPTEMBER 30, 1997 (UNAUDITED)

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
-------------------------------------------------------------------------------------------------------------
Aerospace & Defense...............................................................  $  7,355,296           1.8%
Agriculture.......................................................................       220,487           0.1
Airlines..........................................................................     2,047,500           0.5
Apparel...........................................................................       595,126           0.1
Appliances & Household Durables...................................................       625,489           0.2
Auto Parts........................................................................       259,973           0.1
Auto Parts - Original Equipment...................................................     1,546,163           0.4
Auto Trucks & Parts...............................................................        59,761           0.0
Automobiles.......................................................................    10,795,313           2.7
Automotive........................................................................     1,440,828           0.4
Banking...........................................................................    27,815,326           6.9
Banks.............................................................................       625,637           0.2
Banks - Commercial................................................................     1,295,869           0.3
Beverages - Soft Drinks...........................................................     2,202,544           0.5
Biotechnology.....................................................................     8,583,263           2.1
Building & Construction...........................................................     6,271,997           1.6
Building Materials................................................................       780,231           0.2
Business & Public Services........................................................     6,593,060           1.6
Chemicals.........................................................................    13,399,026           3.3
Commercial Services...............................................................     1,017,472           0.3
Communications - Equipment & Software.............................................     2,118,813           0.5
Computer Software.................................................................     3,924,473           1.0
Computers - Peripheral Equipment..................................................     2,332,514           0.6
Computers - Systems...............................................................     3,822,594           1.0
Conglomerates.....................................................................    17,638,950           4.4
Consumer Products.................................................................     2,054,585           0.5
Currency Options..................................................................     1,288,380           0.3
Distribution......................................................................       154,390           0.0
Electric..........................................................................     1,130,541           0.3
Electrical Equipment..............................................................    23,943,367           5.9
Electronic Components.............................................................     1,263,776           0.3
Electronics.......................................................................     5,021,458           1.3
Electronics - Semiconductors......................................................     1,288,510           0.3
Electronics - Semiconductors/Components...........................................     4,545,028           1.1
Energy............................................................................    17,856,391           4.5
Engineering & Construction........................................................     2,230,310           0.6
Entertainment.....................................................................     1,414,309           0.4
Entertainment/Gaming..............................................................     2,259,375           0.6
Financial Services................................................................     7,658,145           1.9
Food Manufacturer.................................................................       333,570           0.1
Food Processing...................................................................     1,183,038           0.3
Food Services.....................................................................       682,737           0.2
Food, Beverage, Tobacco & Household Products......................................    11,199,237           2.8
Foods & Beverages.................................................................     2,130,249           0.5
Forest Products, Paper & Packing..................................................       515,661           0.1
Hand Tools........................................................................       129,482           0.0
Health & Personal Care............................................................     4,346,112           1.1
Health Maintenance Organizations..................................................     2,028,825           0.5
Healthcare........................................................................       594,996           0.1
Healthcare Products & Services....................................................     2,037,750           0.5
Industrials.......................................................................     4,785,119           1.2
Insurance.........................................................................    20,306,087           5.1

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
SUMMARY OF INVESTMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
-------------------------------------------------------------------------------------------------------------
Investment Companies..............................................................  $  1,299,700           0.3%
Leisure...........................................................................     5,480,792           1.4
Machine Tools.....................................................................       123,257           0.0
Machinery.........................................................................    10,099,560           2.5
Machinery - Diversified...........................................................       424,885           0.1
Manufacturing.....................................................................     2,627,239           0.7
Media.............................................................................     6,869,055           1.7
Medical Products & Supplies.......................................................       211,058           0.1
Medical Services..................................................................     1,918,875           0.5
Merchandising.....................................................................     2,146,489           0.5
Metals............................................................................       553,868           0.1
Metals & Mining...................................................................     1,823,910           0.5
Natural Gas.......................................................................       679,031           0.2
Office Equipment..................................................................       162,475           0.0
Oil & Gas.........................................................................       690,415           0.2
Oil - Exploration & Production....................................................       590,919           0.1
Oil Related.......................................................................       241,657           0.1
Paper & Forest Products...........................................................     2,218,125           0.6
Paper Products....................................................................     5,691,779           1.4
Pharmaceuticals...................................................................    15,732,143           3.9
Real Estate.......................................................................    10,062,651           2.5
Restaurants.......................................................................       105,836           0.0
Retail............................................................................     9,138,139           2.3
Retail - Department Stores........................................................     2,384,836           0.6
Retail - Specialty................................................................     4,419,200           1.1
Retail - Specialty Apparel........................................................     2,018,538           0.5
Savings & Loan Associations.......................................................     2,154,000           0.5
Steel.............................................................................     3,894,874           1.0
Steel & Iron......................................................................     4,370,677           1.1
Technology Related................................................................       149,734           0.0
Telecommunications................................................................    28,708,329           7.1
Textiles..........................................................................     2,095,485           0.5
Tobacco...........................................................................     2,036,563           0.5
Transportation....................................................................     5,608,674           1.4
U.S. Government Agency............................................................     9,000,000           2.2
Utilities.........................................................................     1,244,278           0.3
Utilities - Electric..............................................................     7,914,119           2.0
Wholesale Distributor.............................................................       232,420           0.1
                                                                                    ------------         ---
                                                                                    $400,872,718          99.9%
                                                                                    ------------         ---
                                                                                    ------------         ---

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE      NET ASSETS
-------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $387,078,357          96.5%
Convertible Bonds.................................................................       743,011           0.2
Preferred Stocks..................................................................     2,747,218           0.7
Purchased Options Outstanding.....................................................     1,288,380           0.3
Rights............................................................................        15,752           0.0
Short-Term Investment.............................................................     9,000,000           2.2
                                                                                    ------------         ---
                                                                                    $400,872,718          99.9%
                                                                                    ------------         ---
                                                                                    ------------         ---

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997 (UNAUDITED)

ASSETS:
Investments in securities, at value
  (identified cost $354,575,546)..............................................................  $400,872,718
Receivable for:
    Investments sold..........................................................................     1,124,587
    Dividends.................................................................................       864,756
    Shares of beneficial interest sold........................................................       283,909
    Foreign withholding taxes reclaimed.......................................................       282,759
Prepaid expenses and other assets.............................................................        95,445
                                                                                                ------------
     TOTAL ASSETS.............................................................................   403,524,174
                                                                                                ------------
LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased.................................................       772,424
    Investments purchased.....................................................................       645,238
    Investment management fee.................................................................       349,697
    Plan of distribution fee..................................................................       318,842
Accrued expenses and other payables...........................................................       272,157
                                                                                                ------------
     TOTAL LIABILITIES........................................................................     2,358,358
                                                                                                ------------
     NET ASSETS...............................................................................  $401,165,816
                                                                                                ------------
                                                                                                ------------
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $317,636,051
Net unrealized appreciation...................................................................    46,259,573
Accumulated net investment loss...............................................................    (1,236,229)
Accumulated undistributed net realized gain...................................................    38,506,421
                                                                                                ------------
     NET ASSETS...............................................................................  $401,165,816
                                                                                                ------------
                                                                                                ------------
CLASS A SHARES:
Net Assets....................................................................................    $1,252,183
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        64,972
     NET ASSET VALUE PER SHARE................................................................        $19.27
                                                                                                ------------
                                                                                                ------------
     MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset value)..........................................        $20.34
                                                                                                ------------
                                                                                                ------------
CLASS B SHARES:
Net Assets....................................................................................  $365,676,148
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................    19,000,353
     NET ASSET VALUE PER SHARE................................................................        $19.25
                                                                                                ------------
                                                                                                ------------
CLASS C SHARES:
Net Assets....................................................................................       $51,126
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................         2,655
     NET ASSET VALUE PER SHARE................................................................        $19.26
                                                                                                ------------
                                                                                                ------------
CLASS D SHARES:
Net Assets....................................................................................   $34,186,359
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................     1,772,681
     NET ASSET VALUE PER SHARE................................................................        $19.29
                                                                                                ------------
                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997* (UNAUDITED)

NET INVESTMENT INCOME:

INCOME
Dividends (net of $528,150 foreign withholding tax)............................................  $ 4,602,275
Interest.......................................................................................      125,823
                                                                                                 -----------

     TOTAL INCOME..............................................................................    4,728,098
                                                                                                 -----------

EXPENSES
Investment management fee......................................................................    2,111,518
Plan of distribution fee (Class B shares)......................................................    2,046,569
Transfer agent fees and expenses...............................................................      380,200
Custodian fees.................................................................................      215,392
Shareholder reports and notices................................................................       59,624
Professional fees..............................................................................       54,427
Registration fees..............................................................................       28,475
Trustees' fees and expenses....................................................................        9,866
Other..........................................................................................       14,285
                                                                                                 -----------

     TOTAL EXPENSES............................................................................    4,920,356
                                                                                                 -----------

     NET INVESTMENT LOSS.......................................................................     (192,258)
                                                                                                 -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
    Investments................................................................................   31,173,096
    Foreign exchange transactions..............................................................      942,273
                                                                                                 -----------

     NET GAIN..................................................................................   32,115,369
                                                                                                 -----------
Net change in unrealized appreciation/depreciation on:
    Investments................................................................................   13,946,719
    Translation of forward foreign currency contracts, other assets and liabilities denominated
      in foreign currencies....................................................................     (113,748)
                                                                                                 -----------

     NET APPRECIATION..........................................................................   13,832,971
                                                                                                 -----------

     NET GAIN..................................................................................   45,948,340
                                                                                                 -----------

NET INCREASE...................................................................................  $45,756,082
                                                                                                 -----------
                                                                                                 -----------

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                             FOR THE SIX       FOR THE YEAR
                                                                             MONTHS ENDED         ENDED
                                                                          SEPTEMBER 30, 1997  MARCH 31, 1997
------------------------------------------------------------------------------------------------------------

                                                                             (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss.....................................................  $        (192,258 ) $   (4,146,643)
Net realized gain.......................................................         32,115,369       20,966,100
Net change in unrealized Depreciation...................................         13,832,971       (8,721,872)
                                                                          ------------------  --------------

     NET INCREASE.......................................................         45,756,082        8,097,585

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class B shares..........................................................         --              (31,533,387)

Net decrease from transactions in shares of beneficial interest.........        (63,548,440 )    (77,594,246)
                                                                          ------------------  --------------

     NET DECREASE.......................................................        (17,792,358 )   (101,030,048)

NET ASSETS:
Beginning of period.....................................................        418,958,174      519,988,222

        END OF PERIOD
        (Including net investment losses of $1,236,229 and $1,043,971,
        respectively)...................................................  $     401,165,816   $  418,958,174
                                                                          ------------------  --------------
                                                                          ------------------  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1997 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter World Wide Investment Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is total return on its assets primarily through long-term capital growth and to a lesser extent, from income. The Fund seeks to achieve its objective by investing in common stocks and equivalents, preferred stocks, bonds and other debt obligations of domestic and foreign companies, governments and international organizations. The Fund was organized as a Massachusetts business trust on July 7, 1983 and commenced operations on October 31, 1983. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares, other than shares held by certain employee benefit plans established by Dean Witter Reynolds Inc. and its affiliate, SPS Transaction Services, Inc., designated as Class B shares. Shares held by those benefit plans prior to July 28, 1997 have been designated Class D shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") or Morgan Grenfell Investment Services Limited (the "Sub-Adviser") that sale and bid prices are not reflective of a security's market value, portfolio

DEAN WITTER WORLD WIDE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. OPTION ACCOUNTING PRINCIPLES -- When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

E. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange

DEAN WITTER WORLD WIDE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 1.0% to the portion of daily net assets not exceeding $500 million and 0.95% to the portion of daily net assets in excess of $500 million.

DEAN WITTER WORLD WIDE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business and also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a Sub-Advisory Agreement between the Sub-Adviser and the Investment Manager, the Sub-Adviser provides the Fund with investment advice and portfolio management relating to the Fund's non-U.S. investments, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Adviser monthly compensation equal to 40% of its monthly compensation.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders, and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

DEAN WITTER WORLD WIDE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $19,336,730 at September 30, 1997.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended September 30, 1997, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended September 30, 1997, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares of $339,908. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended September 30, 1997 aggregated $144,068,764 and $202,395,175, respectively.

For the six months ended September 30, 1997, the Fund incurred brokerage commissions of $11,225 and $4,956 with DWR and Deutsche Morgan Grenfell, respectively, for portfolio transactions executed on behalf of the Fund.

For the period May 31, 1997 through September 30, 1997, the Fund incurred brokerage commissions with Morgan Stanley & Co. Inc., an affiliate of the Investments Manager since May 31, 1997, of $15,289 for portfolio transactions executed on behalf of the Fund.

Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

DEAN WITTER WORLD WIDE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended September 30, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $1,744. At September 30, 1997, the Fund had an accrued pension liability of $50,993 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                           FOR THE SIX                 FOR THE YEAR
                                                          MONTHS ENDED                     ENDED
                                                       SEPTEMBER 30, 1997+            MARCH 31, 1997
                                                    -------------------------    -------------------------
                                                           (UNAUDITED)
                                                      SHARES       AMOUNT          SHARES       AMOUNT
                                                    ----------  -------------    ----------  -------------
CLASS A SHARES*
  Sold............................................      66,385  $   1,223,456        --           --
  Redeemed........................................      (1,413)       (26,854)       --           --
                                                    ----------  -------------    ----------  -------------
  Net increase - Class A..........................      64,972      1,196,602        --           --
                                                    ----------  -------------    ----------  -------------
CLASS B SHARES
  Sold............................................   3,145,398     58,569,037     3,614,740  $  65,929,566
  Reinvestment of distributions...................      --           --           1,730,254     29,812,283
  Redeemed........................................  (6,372,472)  (118,527,176)   (9,610,570)  (173,336,095)
                                                    ----------  -------------    ----------  -------------
  Net decrease - Class B..........................  (3,227,074)   (59,958,139)   (4,265,576)   (77,594,246)
                                                    ----------  -------------    ----------  -------------
CLASS C SHARES*
  Sold............................................       2,663         51,380        --           --
  Redeemed........................................          (8)          (144)       --           --
                                                    ----------  -------------    ----------  -------------
  Net increase - Class C..........................       2,655         51,236        --           --
                                                    ----------  -------------    ----------  -------------
CLASS D SHARES*
  Sold............................................      94,840      1,826,735        --           --
  Redeemed........................................    (355,630)    (6,664,874)       --           --
                                                    ----------  -------------    ----------  -------------
  Net decrease - Class D..........................    (260,790)    (4,838,139)       --           --
                                                    ----------  -------------    ----------  -------------
Net decrease in Fund..............................  (3,420,237) $ (63,548,440)   (4,265,576) $ (77,594,246)
                                                    ----------  -------------    ----------  -------------
                                                    ----------  -------------    ----------  -------------

------------------------------
 + On July 28, 1997, 2,033,471 shares representing $40,059,381 were transferred to Class D.

 *  For the period July 28, 1997 (issue date) through September 30, 1997.

6. FEDERAL INCOME TAX STATUS

Foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net foreign currency losses of approximately $296,000 during fiscal year 1997.

DEAN WITTER WORLD WIDE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1997 (UNAUDITED) CONTINUED

As of March 31, 1997, the Fund had temporary book/tax differences primarily attributable to post-October losses and income from the mark-to-market of passive foreign investment companies.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At September 30, 1997, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions.

DEAN WITTER WORLD WIDE INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                           FOR THE
                                             SIX
                                            MONTHS
                                            ENDED
                                           SEPTEMBER
                                             30,                FOR THE YEAR ENDED MARCH 31
                                           1997*++     ----------------------------------------------
                                           (UNAUDITED)  1997      1996      1995      1994      1993
-----------------------------------------------------------------------------------------------------

CLASS B SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period....   $ 17.27     $18.23    $15.71    $18.20    $14.72    $14.65
                                           --------    ------    ------    ------    ------    ------

Net investment loss.....................     (0.01)     (0.18)    (0.06)    (0.02)    (0.05)     --

Net realized and unrealized gain
 (loss).................................      1.99       0.45      2.60     (1.83)     4.24      0.39
                                           --------    ------    ------    ------    ------    ------

Total from investment operations........      1.98       0.27      2.54     (1.85)     4.19      0.39
                                           --------    ------    ------    ------    ------    ------

Less dividends and distributions:
   In excess of net investment income...     --          --        --       (0.02)     --        --
   From net realized gain...............     --         (1.23)    (0.02)    (0.39)    (0.71)    (0.32)
   In excess of net realized gain.......     --          --        --       (0.23)     --        --
                                           --------    ------    ------    ------    ------    ------

Total dividends and distributions.......     --         (1.23)    (0.02)    (0.64)    (0.71)    (0.32)
                                           --------    ------    ------    ------    ------    ------

Net asset value, end of period..........   $ 19.25     $17.27    $18.23    $15.71    $18.20    $14.72
                                           --------    ------    ------    ------    ------    ------
                                           --------    ------    ------    ------    ------    ------

TOTAL INVESTMENT RETURN+................     11.34%(1)   1.61%    16.20%   (10.37)%   28.40%     2.69%

RATIOS TO AVERAGE NET ASSETS:
Expenses................................      2.61%(2)   2.36%     2.45%     2.41%     2.40%     2.42%

Net investment income (loss)............     (0.12)%(2)  (0.84)%  (0.21)%   (0.32)%   (0.61)%    0.06%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 millions...............................      $366       $419      $520      $512      $494      $218

Portfolio turnover rate.................        35%(1)     48%      126%       67%       68%      139%

Average commission rate paid............   $0.0094     $0.0116   $0.0169     --        --        --

---------------------

 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares held by certain employee benefit plans established by Dean Witter Reynolds Inc. and its affiliate, SPS Transaction Services, Inc., have been designated Class B shares. Shares held by those employee benefit plans prior to July 28, 1997 have been designated Class D shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                           FOR THE PERIOD
                                                                           JULY 31, 1997
                                                                              THROUGH
                                                                           SEPTEMBER 30,
                                                                              1997*++
                                                                            (UNAUDITED)

--------------------------------------------------------------------------------------------

CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................        $ 19.70
                                                                               ------
Net investment income.................................................           0.05
Net realized and unrealized loss......................................          (0.48)
                                                                               ------
Total from investment operations......................................          (0.43)
                                                                               ------
Net asset value, end of period........................................        $ 19.27
                                                                               ------
                                                                               ------
TOTAL INVESTMENT RETURN+..............................................          (2.18)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................           2.27%(2)
Net investment income.................................................           1.71%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $1,252
Portfolio turnover rate...............................................             35%(1)
Average commission rate paid..........................................        $0.0094

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................        $ 19.70
                                                                               ------
Net investment income.................................................           0.01
Net realized and unrealized loss......................................          (0.45)
                                                                               ------
Total from investment operations......................................          (0.44)
                                                                               ------
Net asset value, end of period........................................        $ 19.26
                                                                               ------
                                                                               ------
TOTAL INVESTMENT RETURN+..............................................          (2.28)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................           2.75%(2)
Net investment income.................................................           0.23%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................            $51
Portfolio turnover rate...............................................             35%(1)
Average commission rate paid..........................................        $0.0094

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                           FOR THE PERIOD
                                                                           JULY 31, 1997*
                                                                              THROUGH
                                                                        SEPTEMBER 30, 1997++
                                                                            (UNAUDITED)

--------------------------------------------------------------------------------------------

CLASS D SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..................................        $ 19.70
                                                                               ------

Net investment income.................................................           0.02

Net realized and unrealized loss......................................          (0.43)
                                                                               ------

Total from investment operations......................................          (0.41)
                                                                               ------

Net asset value, end of period........................................        $ 19.29
                                                                               ------
                                                                               ------

TOTAL INVESTMENT RETURN+..............................................          (2.13)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................           1.67%(2)

Net investment income.................................................           0.75%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................        $34,186

Portfolio turnover rate...............................................             35%(1)

Average commission rate paid..........................................        $0.0094

---------------------

 * The date shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class B to obtain the historical per share data and ratio information of their shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and General Counsel
Mark A. Bavoso
Vice President
Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.

SUB-ADVISER
Morgan Grenfell Investment Services Limited>

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER
WORLD WIDE
INVESTMENT TRUST

[PHOTO]

SEMIANNUAL REPORT
SEPTEMBER 30, 1997

                 DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION

    This Statement of Additional Information relates to the shares of Dean Witter Global Dividend Growth Securities ("Dean Witter Global Dividend") to be issued pursuant to an Agreement and Plan of Reorganization, dated January 29, 1998, between Dean Witter Global Dividend and Dean Witter World Wide Investment Trust ("Dean Witter World Wide") in connection with the acquisition by Dean Witter Global Dividend of substantially all of the assets, subject to stated liabilities, of Dean Witter World Wide. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated February , 1998. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Dean Witter Global Dividend at Two World Trade Center, New York, New York 10048 or by calling (212) 392-2550 or (800) 526-3143 (TOLL FREE). Please retain this document for future reference.

   THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS FEBRUARY   , 1998.

                               TABLE OF CONTENTS

                                                                                                                    PAGE
                                                                                                                  ---------
INTRODUCTION....................................................................................................        B-3
ADDITIONAL INFORMATION ABOUT DEAN WITTER GLOBAL DIVIDEND........................................................        B-3
FINANCIAL STATEMENTS............................................................................................        B-4

                                  INTRODUCTION

    This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated February , 1998 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to Dean Witter World Wide shareholders in connection with the solicitation of proxies by the Board of Trustees of Dean Witter World Wide to be voted at the Special Meeting of shareholders of Dean Witter World Wide to be held on May 21, 1998. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Dean Witter Global Dividend dated July 28, 1997 and the Statement of Additional Information of Dean Witter World Wide dated July 28, 1997.

            ADDITIONAL INFORMATION ABOUT DEAN WITTER GLOBAL DIVIDEND

INVESTMENT OBJECTIVES AND POLICIES

    For additional information about Dean Witter Global Dividend's investment objectives and policies, see "Investment Practices and Policies" and "Investment Restrictions" in Dean Witter Global Dividend's Statement of Additional Information.

MANAGEMENT

    For additional information about the Board of Trustees, officers and management personnel of Dean Witter Global Dividend, see "The Fund and its Management" and "Trustees and Officers" in Dean Witter Global Dividend's Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

    For additional information about Dean Witter Global Dividend's investment manager, see "The Fund and its Management" in Dean Witter Global Dividend's Statement of Additional Information. For additional information about Dean Witter Global Dividend's independent auditors, see "Independent Accountants" in Dean Witter Global Dividend's Statement of Additional Information. For additional information about other services provided to Dean Witter Global Dividend, see "Custodian and Transfer Agent" and "Shareholder Services" in Dean Witter Global Dividend's Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

    For   additional  information  about  brokerage  allocation  practices,  see
"Portfolio  Transactions  and  Brokerage"  in  Dean  Witter  Global   Dividend's
Statement of Additional Information.

DESCRIPTION OF FUND SHARES

    For additional information about the voting rights and other characteristics of the shares of Dean Witter Global Dividend, see "Description of Shares of the Fund" in Dean Witter Global Dividend's Statement of Additional Information.

PURCHASE, REDEMPTION AND PRICING OF SHARES

    For additional information about the purchase and redemption of Dean Witter Global Dividend's shares and the determination of net asset value, see "Purchase of Fund Shares," "Redemptions and Repurchases," "Financial Statements -- March 31, 1997" and "Shareholder Services" in Dean Witter Global Dividend's Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

    For additional information about Dean Witter Global Dividend's policies regarding dividends and distributions and tax matters affecting Dean Witter Global Dividend and its shareholders, see "Dividends, Distributions and Taxes," and "Financial Statements -- March 31, 1997" in Dean Witter Global Dividend's Statement of Additional Information.

DISTRIBUTION OF SHARES

    For additional information about Dean Witter Global Dividend's distributor and the distribution agreement between Dean Witter Global Dividend and its distributor, see "Purchase of Fund Shares" in Dean Witter Global Dividend's Statement of Additional Information.

PERFORMANCE DATA

    For additional information about Dean Witter Global Dividend's performance, see "Performance Information" in Dean Witter Global Dividend's Statement of Additional Information.

                              FINANCIAL STATEMENTS

    Dean Witter Global Dividend's most recent audited financial statements are set forth in Dean Witter Global Dividend's Annual Report for the fiscal year ended March 31, 1997 and Dean Witter Global Dividend's updated, unaudited financial statements are set forth in its unaudited Semi-Annual Report for the six month period ended September 30, 1997. Copies of both Reports accompany, and are incorporated by reference in, the Proxy Statement and Prospectus. Dean Witter World Wide's most recent audited financial statements are set forth in Dean Witter World Wide's Annual Report for the fiscal year ended March 31, 1997 and its unaudited Semi-Annual Report for the six month period ended September 30, 1997, which is incorporated by reference in the Proxy Statement and Prospectus.

STATEMENT OF ADDITIONAL INFORMATION
JULY 28, 1997
                                          DEAN WITTER
                                          GLOBAL DIVIDEND
                                          GROWTH SECURITIES

------------------------------------------------------------

    Dean Witter Global Dividend Growth Securities (the "Fund") is an open-end, diversified management investment company, whose investment objective is to provide reasonable current income and long-term growth of income and capital. The Fund invests primarily in common stock of issuers worldwide, with a record of paying dividends and the potential for increasing dividends. (See "Investment Practices and Policies.")

    A Prospectus for the Fund dated July 28, 1997, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below, from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Dean Witter
Global Dividend Growth Securities
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

The Fund and its Management............................................................          3

Trustees and Officers..................................................................          7

Investment Practices and Policies......................................................         13

Investment Restrictions................................................................         29

Portfolio Transactions and Brokerage...................................................         30

The Distributor........................................................................         32

Determination of Net Asset Value.......................................................         36

Purchase of Fund Shares................................................................         36

Shareholder Services...................................................................         39

Redemptions and Repurchases............................................................         44

Dividends, Distributions and Taxes.....................................................         45

Performance Information................................................................         46

Description of Shares..................................................................         47

Custodian and Transfer Agent...........................................................         48

Independent Accountants................................................................         49

Reports to Shareholders................................................................         49

Legal Counsel..........................................................................         49

Experts................................................................................         49

Registration Statement.................................................................         49

Financial Statements--March 31, 1997...................................................         50

Report of Independent Accountants......................................................         66

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

    The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on January 12, 1993.

THE INVESTMENT MANAGER

    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the Internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Trustees. Information as to these Trustees and Officers is contained under the caption "Trustees and Officers."

    The Investment Manager is the investment manager or investment adviser of the following investment companies:

OPEN-END FUNDS

  1.  Active Assets California Tax-Free Trust
  2.  Active Assets Government Securities Trust
  3.  Active Assets Money Trust
  4.  Active Assets Tax-Free Trust
  5.  Dean Witter American Value Fund
  6.  Dean Witter Balanced Growth Fund
  7.  Dean Witter Balanced Income Fund
  8.  Dean Witter California Tax-Free Daily Income Trust
  9.  Dean Witter California Tax-Free Income Fund
 10.  Dean Witter Capital Appreciation Fund
 11.  Dean Witter Capital Growth Securities
 12.  Dean Witter Convertible Securities Trust
 13.  Dean Witter Developing Growth Securities Trust
 14.  Dean Witter Diversified Income Trust
 15.  Dean Witter Dividend Growth Securities Inc.
 16.  Dean Witter European Growth Fund Inc.
 17.  Dean Witter Federal Securities Trust
 18.  Dean Witter Financial Services Trust
 19.  Dean Witter Global Asset Allocation Fund
 20.  Dean Witter Global Dividend Growth Securities
 21.  Dean Witter Global Short-Term Income Fund Inc.
 22.  Dean Witter Global Utilities Fund
 23.  Dean Witter Hawaii Municipal Trust
 24.  Dean Witter Health Sciences Trust
 25.  Dean Witter High Income Securities
 26.  Dean Witter High Yield Securities Inc.
 27.  Dean Witter Income Builder Fund
 28.  Dean Witter Information Fund
 29.  Dean Witter Intermediate Income Securities
 30.  Dean Witter Intermediate Term U.S. Treasury Trust
 31.  Dean Witter International Small Cap Fund
 32.  Dean Witter Japan Fund
 33.  Dean Witter Limited Term Municipal Trust
 34.  Dean Witter Liquid Asset Fund Inc.
 35.  Dean Witter Market Leader Trust
 36.  Dean Witter Mid-Cap Growth Fund
 37.  Dean Witter Multi-State Municipal Series Trust
 38.  Dean Witter National Municipal Trust
 39.  Dean Witter Natural Resource Development Securities Inc.
 40.  Dean Witter New York Municipal Money Market Trust
 41.  Dean Witter New York Tax-Free Income Fund
 42.  Dean Witter Pacific Growth Fund Inc.
 43.  Dean Witter Precious Metals and Minerals Trust

 44.  Dean Witter Retirement Series
 45.  Dean WItter Select Dimensions Investment Series
 46.  Dean Witter Select Municipal Reinvestment Fund
 47.  Dean Witter Short-Term Bond Fund
 48.  Dean Witter Short-Term U.S. Treasury Trust
 49.  Dean Witter Special Value Fund
 50.  Dean Witter Strategist Fund
 51.  Dean Witter Tax-Exempt Securities Trust
 52.  Dean Witter Tax-Free Daily Income Trust
 53.  Dean WItter U.S. Government Money Market Trust
 54.  Dean Witter U.S. Government Securities Trust
 55.  Dean Witter Utilities Fund
 56.  Dean Witter Value-Added Market Series
 57.  Dean Witter Variable Investment Series
 58.  Dean Witter World Wide Income Trust
 59.  Dean Witter World Wide Investment Trust

CLOSED-END FUNDS

  1.  High Income Advantage Trust
  2.  High Income Advantage Trust II
  3.  High Income Advantage Trust III
  4.  InterCapital Income Securities Inc.
  5.  Dean Witter Government Income Trust
  6.  InterCapital Insured Municipal Bond Trust
  7.  InterCapital Insured Municipal Trust
  8.  InterCapital Insured Municipal Income Trust
  9.  InterCapital California Insured Municipal Income Trust
 10.  InterCapital Insured Municipal Securities
 11.  InterCapital Insured California Municipal Securities
 12.  InterCapital Quality Municipal Investment Trust

 13.  InterCapital Quality Municipal Income Trust
 14.  InterCapital Quality Municipal Securities
 15.  InterCapital California Quality Municipal Securities
 16.  InterCapital New York Quality Municipal Securities
 17.  Municipal Income Trust
 18.  Municipal Income Trust II
 19.  Municipal Income Trust III
 20.  Municipal Income Opportunities Trust
 21.  Municipal Income Opportunities II
 22.  Municipal Income Opportunities III
 23.  Prime Income Trust
 24.  Municipal Premium Income Trust

    The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.

    In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following companies for which TCW Funds Management, Inc. is the investment adviser (the "TCW/DW Funds"):

OPEN-END FUNDS

  1.  TCW/DW Core Equity Trust
  2.  TCW/DW North American Government Income Trust
  3.  TCW/DW Latin American Growth Fund
  4.  TCW/DW Income and Growth Fund
  5.  TCW/DW Small Cap Growth Fund
  6.  TCW/DW Balanced Fund
  7.  TCW/DW Mid-Cap Equity Trust
  8.  TCW/DW Global Telecom Trust
  9.  TCW/DW Strategic Income Trust

CLOSED-END FUNDS

 10.  TCW/DW Term Trust 2000
 11.  TCW/DW Term Trust 2002
 12.  TCW/DW Term Trust 2003
 13.  TCW/DW Total Return Trust
 14.  TCW/DW Emerging Markets Opportunities Trust

    InterCapital also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and (ii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.

    Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the Investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. The Investment Manager has retained DWSC to perform its administrative services under the Agreement.

    Expenses not expressly assumed by the Investment Manager under the Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor"), will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the Fund attributable to each Class, except as described below. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"); charges and expenses of any registrar, custodian; stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Fund which inure to its benefit; extraordinary expenses including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto (depending upon the nature of the legal claim, liability or lawsuit); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

    Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on such date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Agreement.

    The Investment Manager paid the organizational expenses of the Fund incurred prior to the offering of the Fund's shares. The Fund has reimbursed the Investment Manager for approximately $180,000 of such expenses, in accordance with the terms of the Underwriting Agreement between the Fund and Dean Witter Distributors Inc. The Fund has deferred and is amortizing the reimbursed expenses on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.

    The Agreement was initially approved by the Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Trustees on April 28, 1993 and by the Investment Manager as the then sole shareholder on April 28, 1993 (the "Prior Agreement"). The Prior Agreement was amended on May 1, 1996 to lower management fees charged on average daily net assets of the Fund in excess of $2.5 billion to 0.675%. The Prior Agreement was further amended on May 1, 1997 to lower management fees charged on average daily net assets of the Fund in excess of $3.5 billion to 0.65%. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Board of Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940 (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

    Under its terms, the Agreement has an initial term ending April 30, 1999, and will continue from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which votes must be cast in person at a meeting called for the purpose of voting on such approval.

    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% of the portion of such daily net assets not exceeding $1 billion; 0.725% of the portion of such daily net assets exceeding $1 billion, but not exceeding $1.5 billion; 0.70% of the portion of such daily net assets exceeding $1.5 billion, but not exceeding $2.5 billion; 0.675% of the portion of such daily net assets exceeding $2.5 billion, but not exceeding $3.5 billion; and 0.65% of the portion of such daily net assets exceeding $3.5 billion. The Fund accrued total compensation to the Investment Manager of $11,531,133, $15,506,578 and $19,649,426 during the fiscal years ended March 31,
1995, 1996 and 1997, respectively.

    The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent companies may use, or at any time permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the investment management contract between the Investment Manager and the Fund is terminated, or if the affiliation between the Investment Manager and its parent companies is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent companies shall so request.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the 83 Dean Witter Funds and the 14 TCW/DW Funds are shown below.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Michael Bozic (56) ...................................  Chairman and Chief Executive Officer of Levitz Furniture
Trustee                                                 Corporation (since November, 1995); Director or Trustee of
c/o Levitz Furniture Corporation                        the Dean Witter Funds; formerly President and Chief
6111 Broken Sound Parkway, N.W.                         Executive Officer of Hills Department Stores (May,
Boca Raton, Florida                                     1991-July, 1995); formerly variously Chairman, Chief
                                                        Executive Officer, President and Chief Operating Officer
                                                        (1987-1991) of the Sears Merchandise Group of Sears,
                                                        Roebuck and Co.; Director of Eaglemark Financial Services,
                                                        Inc., the United Negro College Fund and Weirton Steel
                                                        Corporation.
Charles A. Fiumefreddo* (64) .........................  Chairman, Chief Executive Officer and Director of
Chairman of the Board,                                  InterCapital, Distributors and DWSC; Executive Vice
President and Chief Executive                           President and Director of DWR; Chairman, Director or
Officer and Trustee                                     Trustee, President and Chief Executive Officer of the Dean
Two World Trade Center                                  Witter Funds; Chairman, Chief Executive Officer and
New York, New York                                      Trustee of the TCW/DW Funds; Chairman and Director of Dean
                                                        Witter Trust Company ("DWTC"); Director and/or officer of
                                                        various MSDWD subsidiaries; formerly Executive Vice
                                                        President and Director of Dean Witter, Discover & Co.
                                                        (until February, 1993).
Edwin J. Garn (64) ...................................  Director or Trustee of the Dean Witter Funds; formerly
Trustee                                                 United States Senator (R-Utah) (1974-1992) and Chairman,
c/o Huntsman Corporation                                Senate Banking Committee (1980-1986); formerly Mayor of
500 Huntsman Way                                        Salt Lake City, Utah (1972-1974); formerly Astronaut,
Salt Lake City, Utah                                    Space Shuttle Discovery (April 12-19, 1985); Vice
                                                        Chairman, Huntsman Corporation (since January, 1993);
                                                        Director of Franklin Quest (time management systems) and
                                                        John Alden Financial Corp. (health insurance); member of
                                                        the board of various civic and charitable organizations.
John R. Haire (72) ...................................  Chairman of the Audit Committee and Chairman of the
Trustee                                                 Committee of the Independent Directors or Trustees and
Two World Trade Center                                  Director or Trustee of the Dean Witter Funds; Chairman of
New York, New York                                      the Audit Committee and Chairman of the Committee of the
                                                        Independent Trustees and Trustee of the TCW/DW Funds;
                                                        formerly President, Council for Aid to Education
                                                        (1978-1989) and Chairman and Chief Executive Officer of
                                                        Anchor Corporation, an Investment Adviser (1964-1978);
                                                        Director of Washington National Corporation (insurance).

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Wayne E. Hedien** (63) ...............................  Retired; Director or Trustee of the Dean Witter Funds
Trustee                                                 (commencing on September 1, 1997); Director of The PMI
c/o Gordon Altman Butowsky                              Group, Inc. (private mortgage insurance); Trustee and Vice
Weitzen Shalov & Wein                                   Chairman of The Field Museum of Natural History; formerly
Counsel to the Independent Trustees                     associated with the Allstate Companies (1966-1994), most
114 West 47th Street                                    recently as Chairman of The Allstate Corporation (March,
New York, New York                                      1993-December, 1994) and Chairman and Chief Executive
                                                        Officer of its wholly-owned subsidiary, Allstate Insurance
                                                        Company (July, 1989-December, 1994); director of various
                                                        other business and charitable organizations.
Dr. Manuel H. Johnson (48) ...........................  Senior Partner, Johnson Smick International, Inc., a
Trustee                                                 consulting firm; Co-Chairman and a founder of the Group of
c/o Johnson Smick                                       Seven Council (G7C), an international economic commission;
International, Inc.                                     Director or Trustee of the Dean Witter Funds; Trustee of
1133 Connecticut Avenue, N.W.                           the TCW/DW Funds; Director of NASDAQ (since June, 1995);
Washington, D.C.                                        Director of Greenwich Capital Markets, Inc.
                                                        (broker-dealer); Trustee of the Financial Accounting
                                                        Foundation (oversight organization for the Financial
                                                        Accounting Standards Board); formerly Vice Chairman of the
                                                        Board of Governors of the Federal Reserve System
                                                        (1986-1990) and Assistant Secretary of the U.S. Treasury
                                                        (1982-1986).
Michael E. Nugent (61) ...............................  General Partner, Triumph Capital, L.P., a private
Trustee                                                 investment partnership; Director or Trustee of the Dean
c/o Triumph Capital, L.P.                               Witter Funds; Trustee of the TCW/DW Funds; formerly Vice
237 Park Avenue                                         President, Bankers Trust Company and BT Capital
New York, New York                                      Corporation (1984-1988); Director of various business
                                                        organizations.
Philip J. Purcell* (53) ..............................  Chairman of the Board of Directors and Chief Executive
Trustee                                                 Officer of MSDWD, DWR and Novus Credit Services Inc.;
1585 Broadway                                           Director of InterCapital, DWSC and Distributors; Director
New York, New York                                      or Trustee of the Dean Witter Funds; Director and/or
                                                        officer of various MSDWD subsidiaries.
John L. Schroeder (66) ...............................  Retired; Director or Trustee of the Dean Witter Funds;
Trustee                                                 Trustee of the TCW/DW Funds; Director of Citizens
c/o Gordon Altman Butowsky                              Utilities Company; formerly Executive Vice President and
Weitzen Shalov & Wein                                   Chief Investment Officer of the Home Insurance Company
Counsel to the Independent Trustees                     (August, 1991-September, 1995).
114 West 47th Street
New York, New York

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Barry Fink (42) ......................................  Senior Vice President (since March, 1997) and Secretary
Vice President,                                         and General Counsel (since February, 1997) of InterCapital
Secretary and General Counsel                           and DWSC; Senior Vice President (since March, 1997) and
Two World Trade Center                                  Assistant Secretary and Assistant General Counsel (since
New York, New York                                      February, 1997) of Distributors; Assistant Secretary of
                                                        DWR (since August, 1996); Vice President, Secretary and
                                                        General Counsel of the Dean Witter Funds and the TCW/DW
                                                        Funds (since February, 1997); previously First Vice
                                                        President (June, 1993-February, 1997), Vice President
                                                        (until June, 1993) and Assistant Secretary and Assistant
                                                        General Counsel of InterCapital and DWSC and Assistant
                                                        Secretary of the Dean Witter Funds and TCW/DW Funds.
Paul D. Vance (61) ...................................  Senior Vice President of InterCapital; Vice President of
Vice President                                          several of the Dean Witter Funds.
Two World Trade Center
New York, New York
Thomas F. Caloia (51) ................................  First Vice President and Assistant Treasurer of
Treasurer                                               InterCapital and DWSC; Treasurer of the Dean Witter Funds
Two World Trade Center                                  and the TCW/DW Funds.
New York, New York

------------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.
**   Mr. Hedien's term as Trustee will commence on September 1, 1997.

    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Executive Vice President and Director of DWR, Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWTC, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC and Director of DWTC, and Kenton J. Hinchliffe, Ronald J. Worobel and Ira N. Ross, Senior Vice Presidents of InterCapital, are Vice Presidents of the Fund. Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso, Staff Attorney with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

    The Board of Trustees consists of eight (8) trustees; as noted above, Mr. Hedien's term will commence on September 1, 1997. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 83 Dean Witter Funds, comprised of 126 portfolios. As of April 30, 1997, the Dean Witter Funds had total net assets of approximately $83.4 billion and more than six million shareholders.

    Six Trustees and Mr. Hedien (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the six independent Trustees are also Independent Trustees of the TCW/DW Funds.

    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

    All of the current Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of sixteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

    The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotia-tions with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

    The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended March 31, 1997.

                               FUND COMPENSATION

                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                      FROM THE FUND
--------------------------------------------------------------  ---------------
Michael Bozic.................................................      $1,800
Edwin J. Garn.................................................       1,900
John R. Haire.................................................       3,550
Dr. Manuel H. Johnson.........................................       1,850
Michael E. Nugent.............................................       1,900
John L. Schroeder.............................................       1,900

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                   FOR SERVICE AS    FOR SERVICE
                                                                    CHAIRMAN OF          AS          TOTAL CASH
                                                                   COMMITTEES OF     CHAIRMAN OF    COMPENSATION
                               FOR SERVICE                          INDEPENDENT     COMMITTEES OF   FOR SERVICES
                              AS DIRECTOR OR                         DIRECTORS/      INDEPENDENT         TO
                               TRUSTEE AND       FOR SERVICE AS     TRUSTEES AND    TRUSTEES AND       82 DEAN
                             COMMITTEE MEMBER     TRUSTEE AND          AUDIT            AUDIT          WITTER
                                OF 82 DEAN      COMMITTEE MEMBER   COMMITTEES OF    COMMITTEES OF     FUNDS AND
NAME OF                           WITTER          OF 14 TCW/DW     82 DEAN WITTER     14 TCW/DW       14 TCW/DW
INDEPENDENT TRUSTEE               FUNDS              FUNDS             FUNDS            FUNDS           FUNDS
---------------------------  ----------------   ----------------   --------------   -------------   -------------
Michael Bozic..............      $138,850           --                 --               --            $138,850
Edwin J. Garn..............       140,900           --                 --               --             140,900
John R. Haire..............       106,400           $64,283           $195,450        $ 12,187         378,320
Dr. Manuel H. Johnson......       137,100            66,483            --               --             203,583
Michael E. Nugent..........       138,850            64,283            --               --             203,133
John L. Schroeder..........       137,150            69,083            --               --             206,233

    As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended March 31, 1997 and by the 57 Dean Witter Funds (including the Fund) for the year ended December 31, 1996, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the Fund as of March 31, 1997 and from the 57 Dean Witter Funds as of December 31, 1996.

---------------

(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

            RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS

                                                                                  RETIREMENT
                                             FOR ALL ADOPTING FUNDS                BENEFITS           ESTIMATED ANNUAL
                                     --------------------------------------       ACCRUED AS              BENEFITS
                                          ESTIMATED                                EXPENSES          UPON RETIREMENT(2)
                                       CREDITED YEARS         ESTIMATED      --------------------  ----------------------
                                        OF SERVICE AT       PERCENTAGE OF                BY ALL      FROM      FROM ALL
                                         RETIREMENT           ELIGIBLE        BY THE    ADOPTING      THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE             (MAXIMUM 10)        COMPENSATION       FUND       FUNDS      FUND        FUNDS
-----------------------------------  -------------------  -----------------  ---------  ---------  ---------  -----------
Michael Bozic......................              10               50.0%      $     378  $  20,147  $     925  $    51,325
Edwin J. Garn......................              10               50.0             634     27,772        925       51,325
John R. Haire......................              10               50.0           2,111     46,952      1,971      129,550
Dr. Manuel H. Johnson..............              10               50.0             254     10,926        925       51,325
Michael E. Nugent..................              10               50.0             478     19,217        925       51,325
John L. Schroeder..................               8               41.7             730     38,700        771       42,771

------------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. As discussed in the Prospectus, the Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Such forward contracts will only be entered into with United States banks and their foreign branches or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    When management of the Fund believes that the currency of a particular foreign country may suffer a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served. The Fund's custodian bank will place cash, U.S. Government securities or other appropriate liquid portfolio securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

    Where, for example, the Fund is hedging a portfolio position consisting of foreign securities denominated in a foreign currency against adverse exchange rate moves vis-a-vis the U.S. dollar, at the maturity of the forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency (however, the ability of the Fund to terminate a contract is contingent upon the willingness of the currency trader with whom the contract has been entered into to permit an offsetting transaction). It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

    If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    If the Fund purchases a fixed-income security which is denominated in U.S. dollars but which will pay out its principal based upon a formula tied to the exchange rate between the U.S. dollar and a foreign currency, it may hedge against a decline in the principal value of the security by entering into a forward contract to sell an amount of the relevant foreign currency equal to some or all of the principal value of the security.

    At times when the Fund has written a call option on a security or the currency in which it is denominated, it may wish to enter into a forward contract to purchase or sell the foreign currency in which the security is denominated. A forward contract would, for example, hedge the risk of the security on which a call option has been written declining in value to a greater extent than the value of the premium received for the option. The Fund will maintain with its Custodian at all times, cash, U.S. Government securities, or other appropriate liquid portfolio securities in a segregated account equal in value to all forward contract obligations and option contract obligations entered into in hedge situations such as this.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    REPURCHASE AGREEMENTS. As discussed in the Prospectus, when cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets. The Fund's investments in repurchase agreements may at times be substantial when, in the view of the Investment Manager, liquidity, tax or other considerations warrant.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business days' notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. However, the Fund has not lent any of its portfolio securities to date and has no intention of lending any of its portfolio securities during its upcoming fiscal year ending March 31, 1998.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. The Investment Manager and the Board of Trustees do not believe that the Fund's net asset value will be adversely affected by the purchase of securities on such basis.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Investment Manager and the Trustees do not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

    PRIVATE PLACEMENTS. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A of the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission ("SEC") has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. The procedures require that the following factors be taken into account in making a liquidity determination: (1) the frequency of trades and price quotes for the security; (2) the number of dealers and other potential purchasers who have issued quotes on the security; (3) any dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under the SEC's current policies may not exceed 15% of the SEC net assets, and will not be subject to the 5% limitation set out in the preceding paragraph.

    The Rule 144A marketplace of sellers and qualified institutional buyers is new and still developing and may take a period of time to develop into a mature liquid market. As such, the market for certain private placements purchased pursuant to Rule 144A may be initially small or may, subsequent to purchase, become illiquid. Furthermore, the Investment Manager may not posses all the information concerning an issue of securities that it wishes to purchase in a private placement to which it would normally have had access, had the registration statement necessitated by a public offering been filed with the Securities and Exchange Commission.

OPTIONS AND FUTURES TRANSACTIONS

    The Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and stock indexes and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) and facilitate the reallocation of the Fund's assets into and out of equities and fixed-income securities by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts. The Fund may also hedge against potential changes in the market value of the currencies in which its investments (or anticipated investments) are denominated by purchasing put and call options on currencies and engage in transactions involving currency futures contracts and options on such contracts.

    Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation ("OCC") and other clearing entities including foreign exchanges. Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

    OPTIONS ON TREASURY BONDS AND NOTES. Because trading in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

    OPTIONS ON TREASURY BILLS. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

    OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

    The Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which a security is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Fund may also write options to close out long call option positions.

    The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the management of the Fund, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    OTC OPTIONS. Exchange-listed options are issued by the OCC which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit, in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the securities (currency) deliverable under the call option. A call option is also covered if the Fund holds a call on the same security (currency) as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to achieve a greater total return than would be realized from holding the underlying securities (currency) alone. Moreover, the income received from the premium will offset a portion of the potential loss incurred by the Fund if the securities (currency) underlying the option are ultimately sold (exchanged) by the Fund at a loss. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive less total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

    As regards listed options and certain OTC options, during the option period, the Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

    If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received for on the option less the commission paid.

    Options written by a Fund normally have expiration dates of from up to nine months (equity securities) to eighteen months (fixed-income securities) from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security (currency) at the time the option is written. See "Risks of Options and Futures Transactions," below.

    COVERED PUT WRITING. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    The Fund will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

    The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currency) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised the premium would be lost.

    PURCHASING CALL AND PUT OPTIONS. As stated in the Prospectus, the Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options in order to close out a covered call position (see "Covered Call Writing" above) to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option, on foreign currency to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

    The Fund may purchase put options on securities and currencies (or related currencies) which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security (currency). If the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates and market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities (currency) at the exercise price.

    Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting over-the-counter option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell (exchange) an underlying security (currency) at a time when it might otherwise be advantageous to do so. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting over-the-counter option would continue to bear the risk of decline in the market price of the underlying security (currency) until the option expires or is exercised. In addition, a covered put writer would be unable to utilize the amount held in cash or U.S. Government or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.

    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

    Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or
(vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

    Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    STOCK INDEX OPTIONS. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on the S&P 100 Index and the S&P 500 Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta Index on the New York Stock Exchange, The Financial News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange, each of which and any similar index on which options are traded in the future which include stocks that are not limited to any particular industry or segment of the market is referred to as a "broadly based stock market index." Options on stock indexes provide the Fund with a means of protecting the Fund against the risk of market wide price movements. If the Investment Manager anticipates a market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio would be offset to the extent of the increase in the value of the put option. If the Investment Manager anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in such rise until completion of anticipated common stock purchases by the Fund. Purchases and sales of stock index options also enable the Investment Manager to more speedily achieve changes in the Fund's equity positions.

    The Fund will write put options on stock indexes only if such positions are covered by cash, U.S. Government securities or other liquid portfolio securities equal to the aggregate exercise price of the puts, which cover is held for the Fund in a segregated account maintained for it by the Fund's Custodian. All call options on stock indexes written by the Fund will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Fund.

    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, call writers such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

    FUTURES CONTRACTS. The Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes and bills ("interest rate" futures), on the U.S. dollar and foreign currencies, and such indexes as the S&P 500 Index, the Moody's Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index ("index" futures).

    As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Investment Manager anticipates that interest rates may rise and, concomitantly, the price of fixed-income securities fall, the Fund may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of U.S. Government securities the Fund intends to purchase. Subsequently, appropriate fixed-income securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

    The Fund will purchase or sell futures contracts on the U.S. dollar and on foreign currencies to hedge against an anticipated rise or decline in the value of the U.S. dollar or foreign currency in which a portfolio security of the Fund is denominated vis-a-vis another currency.

    The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager anticipates that the prices of stock held by the Fund may fall, the Fund may sell a stock index futures contract. Conversely, if the Investment Manager wishes to hedge against anticipated price rises in those stocks which the Fund intends to purchase, the Fund may purchase stock index futures contracts. In addition, interest rate and stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

    Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of equity security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of equity security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    INTEREST RATE FUTURES CONTRACTS. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits called "variation margin," with the Fund's Custodian, in the account in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rates futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

    CURRENCY FUTURES. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the exercise date, for a set exercise price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward foreign currency exchange contracts. The Investment Manager will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy. Currently, currency futures exist for, among other foreign currencies, the Japanese yen, German mark, Canadian dollar, British pound, Swiss franc and European currency unit.

    Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options of foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Fund must accept or make delivery of the underlying currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

    Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Investment Manager's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency.

    INDEX FUTURES CONTRACTS. The Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

    The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirement is approximately 5% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

    At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

    Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Moody's Investment-Grade Corporate Bond Index on the Chicago Board of Trade and the Value Line Stock Index on the Kansas City Board of Trade.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the total return of the Fund and thereby provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions in accordance with the limitation described above. If the CFTC changes its regulations so that the Fund would be permitted more latitude to write options on futures contracts for purposes other than hedging the Fund's invest-ments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The successful use of futures and related options depends on the ability of the Investment Manager to accurately predict market, interest rate and currency movements. As stated in the Prospectus, the Fund may sell a futures contract to protect against the decline in the value of securities or the currency in which they are denominated held by the Fund. However, it is possible that the futures market may advance and the value of securities or the currency in which they are denominated held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

    If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy (or the currency in which they are denominated), and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    Exchanges may limit the amount by which the price of futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes" in the Prospectus and the Statement of Additional Information.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities (and the currencies in which they are denominated) is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.

    There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Investment Manager may still not result in a successful hedging transaction.

    As stated in the Prospectus, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

    The Investment Manager has substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

    NEW INSTRUMENTS. New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

PORTFOLIO TURNOVER

    It is anticipated that the Fund's portfolio turnover rate will not exceed 40%. A 40% turnover rate would occur, for example, if 40% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

    The Fund may not:

         1. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

         3. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

         4. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
    (3). For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

         5. Issue senior securities as defined in the Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options;
    (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

         6. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

         7. Make short sales of securities.

         8. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

         9. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

        10. Invest for the purpose of exercising control or management of any other issuer.

        11. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or in accordance with the provisions of Section 12(d) of the Act and any Rules promulgated thereunder.

        12. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or options on futures.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

    As a non-fundamental policy, the Fund will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Act.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

    Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro-rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, and in most cases an exact dollar value for those services is not ascertainable.

    The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. For the fiscal years ended March 31, 1995, 1996 and 1997, the Fund paid a total of $4,359,782, $4,320,013 and $5,066,393, respectively, in brokerage commissions.

    The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services. During the fiscal year ended March 31, 1997, $4,891,249 of the brokerage commissions paid by the Fund were directed to brokers in connection with research services provided ($2,128,091,500 in transactions).

    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.

    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer. For the fiscal years ended March 31,

1995, 1996 and 1997, the Fund paid DWR approximately $211,050, $193,780 and $169,351, respectively, in brokerage commissions. During the fiscal year ended March 31, 1997, the brokerage commissions paid to DWR represented approximately 3.34% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 10.11% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.

    At March 31, 1997, the Fund held common stock issued by Ford Motor Company, which issuer was among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year, with a market value of $45,964,375.

THE DISTRIBUTOR
--------------------------------------------------------------------------------

    As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. The Trustees of the Fund, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on June 30, 1997, the current Distribution Agreement (the "Distribution Agreement") appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the current Distribution Agreement has an initial term ending April 30, 1998, and will remain in effect from year to year thereafter if approved by the Board.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B. The Distributor also receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus). The Distributor has informed the Fund that it received approximately $3,427,309,

$4,167,097 and $3,916,777 in contingent deferred sales charges for the fiscal years ended March 31, 1995, 1996 and 1997, respectively.

    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class's average annual net assets are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.

    The Plan was originally adopted by a majority vote of the Trustees of the Fund, including all of the Independent Trustees (none of whom had or have any direct or indirect financial interest in the operation of the Plan) (the "Independent 12b-1 Trustees"), cast in person at a meeting of the Trustees called for the purpose of voting on such Plan at their Meeting held on April 28, 1993. In making their decision to adopt the Plan, the Trustees requested from the Distributor and received such information as they deemed necessary to make an informed determination as to whether or not adoption of the Plan was in the best interests of the shareholders of the Fund. After due consideration of the information received, the Trustees, including the Independent 12b-1 Trustees, determined that adoption of the Plan would benefit the shareholders of the Fund. InterCapital, as sole shareholder of the Fund, approved the Plan on April 28, 1993, whereupon the Plan went into effect. At their meeting held on October 26, 1995, the Trustees of the Fund, including all of the independent 12b-1 Trustees, approved an amendment to the Plan to permit payments to be made under the Plan with respect to certain distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization. At their meeting held on June 30, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.

    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made. The Fund accrued $22,941,076 payable to the Distributor, pursuant to the Plan, for the fiscal year ended March 31, 1997. This is an accrual at an annual rate of 0.84% of the average daily net assets of the Fund. This amount is treated by the Fund as an expense in the year it is accrued. This amount represents amounts paid by Class B only; there were no Class A or Class C shares outstanding on such date.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a different distribution arrangement as set forth in the Prospectus.

    With respect to Class A shares, DWR compensates its account executives by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the account executives or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which Dean Witter Trust Company ("DWTC") or Dean Witter Trust FSB ("DWTFSB") serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the Investment Manager compensates DWR's account executives by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of retirement plans qualified under Section 401(k) of the Internal Revenue Code and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, and which plans are opened on or after July 28, 1997, DWR compensates its account executives by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

    With respect to Class C shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 1.0% of the current value of the respective accounts for which they are the account executives of record.

    With respect to Class D shares other than shares held by participants in InterCapital's mutual fund asset allocation program, the Investment Manager compensates DWR's account executives by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates DWR's account executives by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record (not including accounts of participants in the InterCapital mutual fund asset allocation program).

    The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund paid 100% of the $22,941,076 accrued under the Plan for the period ended March 31, 1997, to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $144,185,734 on behalf of the Fund since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 2.57% ($3,705,437)--advertising and promotional expenses; (ii) 0.19% ($271,122)--printing of prospectuses for distribution to other than current shareholders; and (iii) 97.24% ($140,209,175)--other expenses, including the gross sales credit and the carrying charge, of which 6.79% ($9,518,980) represents carrying charges, 37.65% ($52,785,769) represents commission credits to DWR branch offices for payments of commissions to account executives and 55.56% ($77,904,425) represents overhead and other branch office distribution-related expenses. These amounts represent amounts paid by Class B only; there were no Class A or Class C shares outstanding on such date.

    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to account executives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

    At any given time, the expenses in distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that in the case of Class B shares the excess amount, including the carrying charge designed to approximate the opportunity costs incurred which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totalled $69,361,411 as of March 31, 1997. Because there is no requirement under the Plan that the Distributor be reimbursed for all expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay distribution expenses in excess of payments made under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

    No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWSC, DWR or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    Under its terms, the Plan had an initial term ending April 30, 1994 and will remain in effect from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. Prior to the Board's approval of amendments to the Plan to reflect the multiple-class structure for the Fund, the most recent continuance of the Plan for one year, until April 30, 1998, was approved by the Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at their meeting held on April 24, 1997. Prior to approving the continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan by the Distributor to the Fund and its stockholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

    The net asset value per share for each Class of shares of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    As stated in the Prospectus, short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund offers four Classes of shares as follows:

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

    Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.

    RIGHT OF ACCUMULATION. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") or shares of other Dean

Witter Funds sold with a front-end sales charge purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.75% of the offering price.

    The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Dean Witter Trust Company (the "Transfer Agent") fails to confirm the investor's represented holdings.

    LETTER OF INTENT. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

    A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.

    If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other Dean Witter Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") and the purchase of shares of other Dean Witter Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.

    At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

    Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed:
(a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services-- Targeted Dividends"), plus
(c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor. [In addition, no CDSC will be imposed on redemptions of shares which are attributable to reinvestment of dividends or distributions from, or the proceeds of, certain Unit Investment Trusts.]

    In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:

                                        YEAR SINCE
                                         PURCHASE                                            CDSC AS A PERCENTAGE OF
                                       PAYMENT MADE                                              AMOUNT REDEEMED
------------------------------------------------------------------------------------------  --------------------------
First.....................................................................................               5.0%
Second....................................................................................               4.0%
Third.....................................................................................               3.0%
Fourth....................................................................................               2.0%
Fifth.....................................................................................               2.0%
Sixth.....................................................................................               1.0%
Seventh and thereafter....................................................................             None

    The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund held by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue

Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997:

                                        YEAR SINCE
                                         PURCHASE                                            CDSC AS A PERCENTAGE OF
                                       PAYMENT MADE                                              AMOUNT REDEEMED
------------------------------------------------------------------------------------------  --------------------------
First.....................................................................................               2.0%
Second....................................................................................               2.0%
Third.....................................................................................               1.0%
Fourth and thereafter.....................................................................             None

    In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

    Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.

NO LOAD ALTERNATIVE--CLASS D SHARES

    Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value next determined after receipt by the Transfer Agent, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent as least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to the Distributor, which will be forwarded to the shareholder, upon the receipt of proper instructions.

    TARGETED DIVIDENDS-SM-. In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end Dean Witter Fund other than Dean Witter Global Dividend Growth Securities or in another Class of Dean Witter Global Dividend Growth Securities. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.

    EASYINVEST-SM-. Shareholders may subscribe to Easyinvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through Easyinvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to Easyinvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares" in the Prospectus). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.

    The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer brokerage account within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of the sales charges which may be applicable to purchases or redemptions of shares (see "Purchase of Fund Shares").

    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor.) A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her account executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time. Shareholders wishing to enroll in the Withdrawal Plan should contact their account executive or the Transfer Agent.

    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. As discussed in the Prospectus, shareholders may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to Dean Witter Global Dividend Growth Securities, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

    As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of any of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing nine funds are hereinafter referred to as the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter High Income Securities and Dean Witter National Municipal Trust, which are Dean Witter Funds offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

    As described below, and in the Prospectus under the caption "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a

Dean Witter Multi-Class Fund or any CDSC Fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Dean Witter Multi-Class Fund or in a CDSC Fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Dean Witter Multi-Class Fund or a CDSC Fund from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or of a CDSC Fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Dean Witter Multi-Class Fund or in a CDSC Fund. In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.

    When shares initially purchased in a Dean Witter Multi-Class Fund or in a CDSC Fund are exchanged for shares of a Dean Witter Multi-Class Fund, shares of a CDSC Fund, shares of a FSC Fund, or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of a FSC Fund, or for shares of other Dean Witter Funds for which shares of a FSC Fund, have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that with respect to Class B shares, if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

    The Distributor and all selected broker-dealers have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Special Value Fund. The minimum investment for the Exchange Privilege account of each Class is $10,000 for Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial purchases as low as $5,000. The minimum initial investment for the Exchange Privilege account of each Class for all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.

    The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds, pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to a shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor. A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means supplement to the prospectus or a new prospectus.

    REPURCHASE. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check, (including a certified check or bank cashier's check) payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro-rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

    REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may within 35 days after the date of redemption or repurchase reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with such proceeds, is received by the Transfer Agent.

    Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes, but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders would include such undistributed gains in their income and shareholders will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

    Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be generally short-term capital gains or losses.

    The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its shareholders. In addition, the Fund intends to distribute to its shareholders each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax.

    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains during the six-month period.

    Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim United States foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, the Fund would be eligible and would determine whether or not to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such withholding taxes in their United States income tax returns as gross income, treat such respective pro rata portions as taxes paid by them, and deduct such respective pro rata portions in computing their taxable income or, alternatively, use them as foreign tax credits against their United States income taxes. If the Fund does elect to file the election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such withholding.

    SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS. In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency options, futures, or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Fund. The Fund may request a private letter ruling from the Internal Revenue Service on some or all of these issues.

    Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

    If the Fund invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to shareholders. It is not anticipated that any taxes on the Fund with respect to investments in PFIC's would be significant.

    Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total return of the Fund for the fiscal year ended March 31, 1997 and the period June 30, 1993 (commencement of operations) through March 31, 1997 were 7.58% and 12.89%, respectively. These returns are for Class B only; there were no other Classes of shares outstanding on such date.

    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total returns of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total return of the Fund for the fiscal year ended March 31, 1997 and the period June 30, 1993 through March 31, 1997 were 12.58% and 13.27%, respectively. These returns are for Class B only; there were no other Classes of shares outstanding on such date.

    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total return for the fiscal year ended March 31, 1997 and the period June 30, 1993 through March 31, 1997 were 12.58% and 59.58%, respectively. These returns are for Class B only; there were no other Classes of shares outstanding on such date.

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $15,958, $79,790 and $159,580, respectively, at March 31, 1997. This information is for Class B only; there were no other Classes of shares outstanding on such date.

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the shareholders of the Fund are entitled to a full vote for each full share held. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. On that date, Wayne E. Hedien was also elected as a Trustee of the Fund, with his term to commence on September 1, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of sharehold-ers are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust.

    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series. The Trustees have not presently authorized any such additional series or classes of shares other than as set forth in the Prospectus.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to shareholders of personal liability is remote.

    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

    The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Chase Manhattan Bank, One Chase Plaza, New York, New York 10005 is the Custodian of the Fund's assets in the United States and around the world. As Custodian, The Chase Manhattan Bank has contracted with various foreign banks and depositaries to hold portfolio securities of non-U.S. issuers on behalf of the Fund. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

    Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee from the Fund.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements, together with a report of its independent accountants, will be sent to shareholders each year.

    The Fund's fiscal year ends on March 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------

    The financial statements of the Fund included in this Statement of Additional Information and incorporated by reference in the Prospectus has been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1997

  NUMBER OF
   SHARES                                              VALUE
------------------------------------------------------------------
               COMMON AND PREFERRED STOCKS AND RIGHTS (97.1%)
               AUSTRALIA (1.6%)
               BANKING
    1,910,000  Australia & New Zealand Banking
                 Group, Ltd....................  $      12,122,465
                                                 -----------------
               BUILDING & CONSTRUCTION
    4,720,000  Pioneer International Ltd.......         16,287,311
                                                 -----------------
               MULTI-INDUSTRY
    1,717,000  Southcorp Holdings Ltd..........          5,799,425
                                                 -----------------
               PAPER & FOREST PRODUCTS
    2,360,000  Amcor Ltd.......................         15,200,996
                                                 -----------------
               TOTAL AUSTRALIA.................         49,410,197
                                                 -----------------
               CANADA (2.9%)
               BANKING
      680,000  Toronto Dominion Bank...........         17,135,018
                                                 -----------------
               NATURAL GAS
      960,000  TransCanada Pipelines Ltd.......         17,432,491
                                                 -----------------
               OIL RELATED
      399,600  Imperial Oil Ltd................         18,551,827
      605,600  IPL Energy, Inc.................         17,446,527
                                                 -----------------
                                                        35,998,354
                                                 -----------------
               TELECOMMUNICATIONS
      376,000  BCE, Inc........................         17,266,137
                                                 -----------------
               TOTAL CANADA....................         87,832,000
                                                 -----------------

               FRANCE (7.6%)
               BANKING
      161,000  Societe Generale................         18,763,372
                                                 -----------------
               BUILDING MATERIALS
      125,000  Compagnie de Saint-Gobain.......         18,862,912
      290,000  Lafarge S.A.....................         20,021,608
                                                 -----------------
                                                        38,884,520
                                                 -----------------
               FINANCIAL SERVICES
       40,135  Societe Eurafrance S.A..........         18,823,500
                                                 -----------------

  NUMBER OF
   SHARES                                              VALUE
------------------------------------------------------------------
               FOODS & BEVERAGES
      119,000  Eridania Beghin-Say S.A.........  $      18,653,029
                                                 -----------------
               MULTI-INDUSTRY
       65,000  Compagnie Generale d'Industrie
                 et de Participations..........         19,916,755
       74,800  Saint-Louis.....................         19,064,329
      286,943  Worms et Compagnie..............         18,539,994
                                                 -----------------
                                                        57,521,078
                                                 -----------------
               OIL INTEGRATED - INTERNATIONAL
      192,200  Elf Aquitaine S.A...............         19,642,118
      231,000  Total S.A. (B Shares)...........         19,920,988
                                                 -----------------
                                                        39,563,106
                                                 -----------------
               TELECOMMUNICATIONS
      163,000  Alcatel Alsthom.................         19,573,858
                                                 -----------------
               TELEVISION
      198,000  Societe Television Francaise
                 1.............................         19,743,890
                                                 -----------------

               TOTAL FRANCE....................        231,526,353
                                                 -----------------

               GERMANY (6.7%)
               BANKING
      271,000  Deutsche Bank
                 Aktiengesellschaft............         15,187,645
                                                 -----------------
               BUILDING & CONSTRUCTION
      375,500  Bilfinger & Berger Bau AG.......         14,634,527
                                                 -----------------
               CHEMICALS
      386,000  BASF AG.........................         14,513,876
      356,000  Bayer AG........................         14,745,688
                                                 -----------------
                                                        29,259,564
                                                 -----------------
               ELECTRICAL EQUIPMENT
      270,000  Siemens AG......................         14,487,019
                                                 -----------------
               MACHINERY - DIVERSIFIED
       51,500  MAN AG..........................         14,723,068
                                                 -----------------
               MULTI-INDUSTRY
       53,200  Preussag AG.....................         14,320,024
      334,000  RWE AG..........................         14,841,122
       31,400  Viag AG.........................         14,767,651
                                                 -----------------
                                                        43,928,797
                                                 -----------------
               RETAIL - DEPARTMENT STORES
       42,100  Karstadt AG.....................         14,410,236
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

  NUMBER OF
   SHARES                                              VALUE
------------------------------------------------------------------
               RETAIL - SPECIALTY
      317,000  Douglas Holding AG..............  $      11,711,310
                                                 -----------------
               STEEL & IRON
       65,000  Thyssen AG......................         14,606,088
                                                 -----------------
               TEXTILES - APPAREL
       11,540  Hugo Boss AG (Pref.)............         15,703,492
                                                 -----------------
               UTILITIES - ELECTRIC
      255,000  Veba AG.........................         14,374,664
                                                 -----------------
               TOTAL GERMANY...................        203,026,410
                                                 -----------------
               HONG KONG (3.9%)
               BANKING
    1,000,000  HSBC Holdings PLC...............         23,230,003
                                                 -----------------
               CONGLOMERATES
    3,195,000  Swire Pacific Ltd. (Class A)....         25,152,286
                                                 -----------------
               REAL ESTATE
    2,700,000  Cheung Kong (Holdings) Ltd......         23,781,715
                                                 -----------------
               TELECOMMUNICATIONS
   13,390,000  Hong Kong Telecommunications
                 Ltd...........................         22,896,717
                                                 -----------------
               UTILITIES - ELECTRIC
    6,793,000  Hong Kong Electric Holdings
                 Ltd...........................         23,977,047
                                                 -----------------

               TOTAL HONG KONG.................        119,037,768
                                                 -----------------
               ITALY (4.0%)
               FINANCIAL SERVICES
    2,860,000  Istituto Mobiliare Italiano
                 SpA...........................         24,734,904
                                                 -----------------
               OIL INTEGRATED - INTERNATIONAL
    4,700,000  Ente Nazionale Idrocarburi
                 SpA...........................         23,766,408
                                                 -----------------
               TELECOMMUNICATIONS
    3,871,000  Sirti SpA.......................         23,870,397
   11,550,000  Telecom Italia SpA..............         24,498,956
                                                 -----------------
                                                        48,369,353
                                                 -----------------
               TEXTILES - APPAREL
    2,089,500  Benetton Group SpA..............         25,869,406
                                                 -----------------

               TOTAL ITALY.....................        122,740,071
                                                 -----------------

  NUMBER OF
   SHARES                                              VALUE
------------------------------------------------------------------

               JAPAN (25.2%)
               AUTOMOTIVE
    1,280,000  Honda Motor Co..................  $      38,158,022
    1,548,000  Toyota Motor Corp...............         39,143,965
                                                 -----------------
                                                        77,301,987
                                                 -----------------
               BREWERS
    4,615,000  Kirin Brewery Co., Ltd..........         38,029,569
                                                 -----------------
               BUILDING MATERIALS
    3,845,000  Sekisui House Ltd...............         37,586,444
                                                 -----------------
               COMPUTER SERVICES
    2,572,000  NCR Japan Ltd...................         19,635,967
                                                 -----------------
               ELECTRONICS & ELECTRICAL
    4,385,000  Hitachi, Ltd....................         38,968,331
      675,000  Kyocera Corp....................         38,281,629
    2,445,000  Matsushita Electric Industrial
                 Co., Ltd......................         38,122,879
    4,182,000  Matsushita Electric Works.......         38,177,896
    3,352,000  NEC Corp........................         37,912,425
    3,178,000  Sharp Corp......................         37,741,638
      545,000  Sony Corp.......................         38,085,717
      558,000  TDK Corp........................         38,317,984
                                                 -----------------
                                                       305,608,499
                                                 -----------------
               ENTERTAINMENT & LEISURE TIME
    2,341,000  Mizuno Corp.....................         13,049,685
      519,000  Nintendo Corp., Ltd.............         37,107,368
                                                 -----------------
                                                        50,157,053
                                                 -----------------
               FOODS & BEVERAGES
    1,018,000  House Food Industry.............         12,829,860
    3,407,000  Snow Brand Milk Products........         16,459,735
                                                 -----------------
                                                        29,289,595
                                                 -----------------
               MACHINERY
    6,810,000  Mitsubishi Electric Corp........         38,236,791
    5,505,000  Mitsubishi Heavy Industries,
                 Ltd...........................         35,801,624
                                                 -----------------
                                                        74,038,415
                                                 -----------------
               PHARMACEUTICALS
    1,609,000  Taisho Pharmaceutical Co.,
                 Ltd...........................         37,566,731
    1,775,000  Takeda Chemical Industries......         37,140,491
                                                 -----------------
                                                        74,707,222
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

  NUMBER OF
   SHARES                                              VALUE
------------------------------------------------------------------
               TOBACCO
        3,085  Japan Tobacco, Inc..............  $      20,486,912
                                                 -----------------
               TRANSPORTATION
    3,870,000  Yamato Transport Co., Ltd.......         38,143,480
                                                 -----------------
               TOTAL JAPAN.....................        764,985,143
                                                 -----------------
               MALAYSIA (1.5%)
               BANKING
    1,669,000  AMMB Holdings Berhad............         13,870,179
    1,669,000  AMMB Holdings Berhad - Bond
                 Rights*.......................            215,459
    1,669,000  AMMB Holdings Berhad - Loan
                 Stock Rights*.................            161,594
                                                 -----------------
                                                        14,247,232
                                                 -----------------
               BUILDING & CONSTRUCTION
    1,717,000  United Engineers Malaysia
                 Berhad........................         14,961,756
                                                 -----------------
               CONGLOMERATES
    4,077,000  Sime Darby Berhad...............         14,884,965
                                                 -----------------

               TOTAL MALAYSIA..................         44,093,953
                                                 -----------------

               NETHERLANDS (3.0%)
               BANKING
      166,000  ABN-AMRO Holding NV.............         11,400,128
                                                 -----------------
               CHEMICALS
      113,000  DSM NV..........................         11,393,846
                                                 -----------------
               ELECTRICAL EQUIPMENT
      246,100  Philips Electronics NV..........         11,463,879
                                                 -----------------
               INSURANCE
      295,000  Fortis Amev NV..................         11,480,249
                                                 -----------------
               OIL INTEGRATED - INTERNATIONAL
       63,000  Royal Dutch Petroleum Co........         11,423,445
                                                 -----------------
               STEEL
      219,000  Koninklijke Hoogovens NV........         10,819,421
                                                 -----------------
               TELECOMMUNICATIONS
      298,000  Koninklijke PTT Nederland NV....         11,025,873
                                                 -----------------

  NUMBER OF
   SHARES                                              VALUE
------------------------------------------------------------------
               TEXTILES
       33,000  Gamma Holding NV................  $       1,871,007
                                                 -----------------
               TRANSPORTATION
      354,000  KLM Royal Dutch Air Lines NV....         10,553,663
                                                 -----------------

               TOTAL NETHERLANDS...............         91,431,511
                                                 -----------------

               SWITZERLAND (2.1%)
               BANKING
       99,100  Swiss Bank Corp.................         21,045,062
                                                 -----------------
               FOODS & BEVERAGES
       17,900  Nestle AG.......................         20,829,765
                                                 -----------------
               HEALTH & PERSONAL CARE
       17,193  Novartis AG-Bearer..............         21,289,399
                                                 -----------------

               TOTAL SWITZERLAND...............         63,164,226
                                                 -----------------

               UNITED KINGDOM (10.2%)
               BANKING
    1,110,000  Hambros PLC.....................          4,290,905
    1,662,000  National Westminster Bank PLC...         18,879,539
    2,250,000  Royal Bank of Scotland Group
                 PLC...........................         19,791,135
                                                 -----------------
                                                        42,961,579
                                                 -----------------
               BREWERS
    1,405,000  Bass PLC........................         18,721,808
                                                 -----------------
               ENERGY
      706,100  Energy Group PLC*...............          5,875,486
                                                 -----------------
               FOODS & BEVERAGES
    5,050,000  Hazlewood Foods PLC.............          9,512,685
    6,232,000  Hillsdown Holdings PLC..........         19,599,391
                                                 -----------------
                                                        29,112,076
                                                 -----------------
               LEISURE
    2,610,000  Rank Group PLC..................         18,126,763
                                                 -----------------
               MULTI-INDUSTRY
      882,625  Hanson PLC......................          4,149,273
                                                 -----------------
               NATURAL GAS
    7,245,000  BG PLC..........................         19,225,042
                                                 -----------------
               RETAIL - MERCHANDISING
    3,465,000  Tesco PLC.......................         19,864,845
                                                 -----------------
               STEEL & IRON
    7,473,000  British Steel PLC...............         19,952,461
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

  NUMBER OF
   SHARES                                              VALUE
------------------------------------------------------------------
               TELECOMMUNICATIONS
    2,627,000  British Telecommunications
                 PLC...........................  $      19,191,496
                                                 -----------------
               TOBACCO
    2,330,000  B.A.T. Industries PLC...........         19,731,512
                                                 -----------------
               UTILITIES - ELECTRIC
    4,445,000  National Grid Group PLC.........         15,217,102
    2,375,000  National Power PLC..............         18,984,420
    3,305,000  Scottish Hydro-Electric PLC.....         19,488,924
                                                 -----------------
                                                        53,690,446
                                                 -----------------
               UTILITIES - WATER
    1,430,000  Hyder PLC.......................         18,457,639
    1,350,000  Hyder PLC (Pref.)...............          2,305,280
    1,620,000  Severn Trent PLC................         18,389,171
                                                 -----------------
                                                        39,152,090
                                                 -----------------

               TOTAL UNITED KINGDOM............        309,754,877
                                                 -----------------
               UNITED STATES (28.4%)
               AEROSPACE & DEFENSE
      605,000  Northrop Grumman Corp...........         45,753,125
                                                 -----------------
               AUTOMOTIVE
    1,465,000  Ford Motor Co...................         45,964,375
                                                 -----------------
               BANKING
      448,000  BankAmerica Corp................         45,136,000
      927,000  KeyCorp.........................         45,191,250
                                                 -----------------
                                                        90,327,250
                                                 -----------------
               CHEMICALS
      559,000  Dow Chemical Co.................         44,720,000
                                                 -----------------
               COMPUTERS
      337,000  International Business Machines
                 Corp..........................         46,295,375
                                                 -----------------
               CONGLOMERATES
      547,000  Minnesota Mining & Manufacturing
                 Co............................         46,221,500
    1,185,000  Tenneco, Inc....................         46,215,000
                                                 -----------------
                                                        92,436,500
                                                 -----------------
               HEALTH & PERSONAL CARE
      719,000  Bristol-Myers Squibb Co.........         42,421,000
                                                 -----------------

  NUMBER OF
   SHARES                                              VALUE
------------------------------------------------------------------
               MACHINERY - DIVERSIFIED
    1,053,000  Deere & Co......................  $      45,805,500
                                                 -----------------
               METALS & MINING
      628,000  Phelps Dodge Corp...............         45,922,500
                                                 -----------------
               OIL - DOMESTIC
    1,130,300  Ashland, Inc....................         45,494,575
                                                 -----------------
               OIL INTEGRATED - INTERNATIONAL
      667,000  Chevron Corp....................         46,439,875
                                                 -----------------
               PAPER & FOREST PRODUCTS
    1,130,000  International Paper Co..........         43,928,750
                                                 -----------------
               RETAIL - MERCHANDISING
    1,080,700  Dayton-Hudson Corp..............         45,119,225
                                                 -----------------
               TELECOMMUNICATIONS
      995,000  Sprint Corp.....................         45,272,500
                                                 -----------------
               TELEPHONES
    1,305,100  AT&T Corp.......................         45,352,225
                                                 -----------------
               TIRE & RUBBER GOODS
      881,000  Goodyear Tire & Rubber Co.......         46,032,250
                                                 -----------------
               TOBACCO
      398,000  Philip Morris Companies, Inc....         45,421,750
                                                 -----------------

               TOTAL UNITED STATES.............        862,706,775
                                                 -----------------

               TOTAL COMMON AND PREFERRED
               STOCKS AND RIGHTS
               (IDENTIFIED COST
               $2,622,439,364).................      2,949,709,284
                                                 -----------------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
               SHORT-TERM INVESTMENTS (a) (3.5%)
               COMMERCIAL PAPER (1.6%)
               FINANCE - CONSUMER (0.8%)
$      25,000  American Express Credit Corp.
                 5.38% due 04/02/97............         24,996,264
                                                 -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

  PRINCIPAL
  AMOUNT IN
  THOUSANDS                                            VALUE
------------------------------------------------------------------
               FINANCE - DIVERSIFIED (0.8%)
$      25,000  General Electric Capital Corp.
                 5.60% due 04/04/97............  $      24,988,333
                                                 -----------------

               TOTAL COMMERCIAL PAPER
               (AMORTIZED COST $49,984,597)....         49,984,597
                                                 -----------------
               U.S. GOVERNMENT AGENCY (1.9%)
       56,500  Federal Home Loan Mortgage Corp.
                 6.50% due04/01/97 (Amortized
                 Cost $56,500,000).............         56,500,000
                                                 -----------------

               TOTAL SHORT-TERM INVESTMENTS
               (AMORTIZED COST $106,484,597)...        106,484,597
                                                 -----------------

TOTAL INVESTMENTS
(IDENTIFIED COST $2,728,923,961) (B).....  100.6%    3,056,193,881

LIABILITIES IN EXCESS OF CASH AND OTHER
ASSETS...................................   (0.6)      (17,702,793)
                                           ------   --------------

NET ASSETS...............................  100.0%   $3,038,491,088
                                           ------   --------------
                                           ------   --------------

---------------------
 *   Non-income producing security.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $440,444,453 and the aggregate gross unrealized depreciation is $113,174,533, resulting in net unrealized appreciation of $327,269,920.

           FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT MARCH 31, 1997:

                                                      UNREALIZED
                              IN          DELIVERY   APPRECIATION
CONTRACTS TO DELIVER     EXCHANGE FOR       DATE    (DEPRECIATION)
-------------------------------------------------------------------
   $     3,648,730      AUD    4,632,131  04/01/97      $(10,191)
   $     2,470,327    L        1,528,857  04/01/97        33,941
 ITL 2,693,679,645       $     1,594,790  04/01/97       (12,418)
   $       700,510    Y       86,548,000  04/01/97        (1,302)
   $     6,141,677     Y     759,786,850  04/01/97        (3,473)
  NLG    2,630,362       $     1,379,609  04/01/97       (20,712)
   $     1,732,535      AUD    2,213,113  04/02/97         5,865
 L         421,231       $       680,751  04/02/97        (9,225)
 ITL 3,254,333,622       $     1,930,095  04/02/97       (11,631)
   $     3,167,433     Y     391,336,307  04/02/97        (5,886)
  NLG    4,012,432       $     2,118,496  04/02/97       (17,594)
   AUD     846,759       $       663,012  04/03/97        (2,117)
   $       763,757      CAD    1,054,749  04/03/97        (2,206)
   $     1,148,106     Y     141,827,880  04/03/97        (2,300)
   $     3,922,763      NLG    7,392,055  04/03/97        12,530
  AUD    1,115,612       $       871,460  04/04/97        (4,853)
   $     1,765,997     ITL 2,956,543,100  04/04/97        (1,949)
  AUD    3,755,871       $     2,941,035  04/07/97        (9,202)
   DEM   1,257,390       $       749,786  04/07/97          (671)
 L          24,058       $        39,249  04/07/97          (158)
  FRF    5,835,183       $     1,034,423  04/30/97           916
   $     1,274,013     FRF     7,236,650  04/30/97         7,717
                                                    ---------------
   Net unrealized depreciation..................        $(54,919)
                                                    ---------------
                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES

SUMMARY OF INVESTMENTS MARCH 31, 1997

                                                          PERCENT OF
INDUSTRY                                      VALUE       NET ASSETS
--------------------------------------------------------------------
Aerospace & Defense.....................  $   45,753,125       1.5%
Automotive..............................     123,266,362       4.1
Banking.................................     266,419,754       8.8
Brewers.................................      56,751,377       1.9
Building & Construction.................      45,883,594       1.5
Building Materials......................      76,470,964       2.5
Chemicals...............................      85,373,410       2.8
Computer Services.......................      19,635,967       0.6
Computers...............................      46,295,375       1.5
Conglomerates...........................     132,473,751       4.4
Electrical Equipment....................      25,950,898       0.9
Electronics & Electrical................     305,608,499      10.1
Energy..................................       5,875,486       0.2
Entertainment & Leisure Time............      50,157,053       1.6
Finance - Consumer......................      24,996,264       0.8
Finance - Diversified...................      24,988,333       0.8
Financial Services......................      43,558,404       1.4
Foods & Beverages.......................      97,884,465       3.2
Health & Personal Care..................      63,710,399       2.1
Insurance...............................      11,480,249       0.4
Leisure.................................      18,126,763       0.6
Machinery...............................      74,038,415       2.4
Machinery - Diversified.................      60,528,568       2.0
Metals & Mining.........................      45,922,500       1.5
Multi-Industry..........................     111,398,573       3.7
Natural Gas.............................      36,657,533       1.2
Oil - Domestic..........................      45,494,575       1.5
Oil Integrated - International..........     121,192,834       4.0
Oil Related.............................      35,998,354       1.2

                                                          PERCENT OF
INDUSTRY                                      VALUE       NET ASSETS
--------------------------------------------------------------------
Paper & Forest Products.................  $   59,129,746       1.9%
Pharmaceuticals.........................      74,707,222       2.5
Real Estate.............................      23,781,715       0.8
Retail - Department Stores..............      14,410,236       0.5
Retail - Merchandising..................      64,984,070       2.1
Retail - Specialty......................      11,711,310       0.4
Steel...................................      10,819,421       0.4
Steel & Iron............................      34,558,549       1.1
Telecommunications......................     183,595,934       6.0
Telephones..............................      45,352,225       1.5
Television..............................      19,743,890       0.6
Textiles................................       1,871,007       0.1
Textiles - Apparel......................      41,572,898       1.4
Tire & Rubber Goods.....................      46,032,250       1.5
Tobacco.................................      85,640,174       2.8
Transportation..........................      48,697,143       1.6
U.S. Government Agency..................      56,500,000       1.9
Utilities - Electric....................      92,042,157       3.0
Utilities - Water.......................      39,152,090       1.3
                                          --------------     -----
                                          $3,056,193,881     100.6%
                                          --------------     -----
                                          --------------     -----

                                                          PERCENT OF
TYPE OF INVESTMENT                            VALUE       NET ASSETS
--------------------------------------------------------------------
Common Stocks...........................  $2,931,323,459      96.5%
Preferred Stocks........................      18,008,772       0.6
Rights..................................         377,053       0.0
Short-Term Investments..................     106,484,597       3.5
                                          --------------     -----
                                          $3,056,193,881     100.6%
                                          --------------     -----
                                          --------------     -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997

ASSETS:
Investments in securities, at value
  (identified cost $2,728,923,961)..........................  $3,056,193,881
Cash........................................................         829,422
Receivable for:
    Investments sold........................................      30,669,387
    Dividends...............................................       8,912,805
    Shares of beneficial interest sold......................       7,093,490
    Foreign withholding taxes reclaimed.....................       2,550,241
    Interest................................................          29,191
Deferred organizational expenses............................          45,054
Prepaid expenses and other assets...........................          37,907
                                                              --------------

     TOTAL ASSETS...........................................   3,106,361,378
                                                              --------------

LIABILITIES:
Payable for:
    Investments purchased...................................      59,929,183
    Shares of beneficial interest repurchased...............       2,632,036
    Plan of distribution fee................................       2,145,495
    Investment management fee...............................       1,848,077
Accrued expenses and other payables.........................       1,315,499
                                                              --------------

     TOTAL LIABILITIES......................................      67,870,290
                                                              --------------

NET ASSETS:
Paid-in-capital.............................................   2,576,452,218
Net unrealized appreciation.................................     327,055,942
Accumulated undistributed net investment income.............          15,457
Accumulated undistributed net realized gain.................     134,967,471
                                                              --------------

     NET ASSETS.............................................  $3,038,491,088
                                                              --------------
                                                              --------------

NET ASSET VALUE PER SHARE,
  228,383,365 SHARES OUTSTANDING (UNLIMITED SHARES
  AUTHORIZED OF $.01 PAR VALUE).............................
                                                                      $13.30
                                                              --------------
                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1997

NET INVESTMENT INCOME:

INCOME
Dividends (net of $7,080,281 foreign withholding tax).......  $ 70,324,634
Interest....................................................     2,749,027
                                                              ------------

     TOTAL INCOME...........................................    73,073,661
                                                              ------------

EXPENSES
Plan of distribution fee....................................    22,941,076
Investment management fee...................................    19,649,426
Transfer agent fees and expenses............................     3,068,550
Custodian fees..............................................     1,551,559
Registration fees...........................................       246,886
Shareholder reports and notices.............................       179,893
Professional fees...........................................        73,525
Organizational expenses.....................................        36,058
Trustees' fees and expenses.................................        21,108
Other.......................................................        38,946
                                                              ------------

     TOTAL EXPENSES.........................................    47,807,027
                                                              ------------

     NET INVESTMENT INCOME..................................    25,266,634
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments.............................................   255,839,635
    Foreign exchange transactions...........................      (251,928)
                                                              ------------

     NET GAIN...............................................   255,587,707
                                                              ------------
Net change in unrealized appreciation/depreciation on:
    Investments.............................................    39,226,407
    Translation of forward foreign currency contracts, other
      assets and liabilities denominated in foreign
      currencies............................................       (40,049)
                                                              ------------

     NET APPRECIATION.......................................    39,186,358
                                                              ------------

     NET GAIN...............................................   294,774,065
                                                              ------------

NET INCREASE................................................  $320,040,699
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE YEAR    FOR THE YEAR
                                                                  ENDED           ENDED
                                                              MARCH 31,1997   MARCH 31, 1996
--------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................  $   25,266,634  $   22,314,052
Net realized gain...........................................     255,587,707     127,041,313
Net change in unrealized appreciation.......................      39,186,358     215,212,383
                                                              --------------  --------------

     NET INCREASE...........................................     320,040,699     364,567,748
                                                              --------------  --------------

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................     (27,883,886)    (25,446,868)
Net realized gain...........................................    (201,225,779)    (83,961,762)
                                                              --------------  --------------

     TOTAL..................................................    (229,109,665)   (109,408,630)
                                                              --------------  --------------
Net increase from transactions in shares of beneficial
  interest..................................................     513,559,240     324,894,923
                                                              --------------  --------------

     NET INCREASE...........................................     604,490,274     580,054,041

NET ASSETS:
Beginning of period.........................................   2,434,000,814   1,853,946,773
                                                              --------------  --------------

  END OF PERIOD
 (INCLUDING ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
 OF $15,457 AND DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME
 OF $2,223,051, RESPECTIVELY)...............................  $3,038,491,088  $2,434,000,814
                                                              --------------  --------------
                                                              --------------  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Global Dividend Growth Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide reasonable current income and long-term growth of income and capital. The Fund seeks to achieve its objective by investing primarily in common stock of issuers worldwide, with a record of paying dividends and the potential for increasing dividends. The Fund was organized as a Massachusetts business trust on January 12, 1993 and commenced operations on June 30, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American, or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of approximately $180,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.75% to the portion of daily net assets not exceeding $1 billion; 0.725% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.70% to the portion of daily net assets exceeding $1.5 billion. Effective May 1, 1996, the Agreement was amended to reduce the annual fee to 0.675% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion. Effective May 1, 1997, the Agreement was again amended to reduce the annual fee to 0.65% to the portion of daily net assets in excess of $3.5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $69,361,411 at March 31, 1997.

The Distributor has informed the Fund that for the year ended March 31, 1997, it received approximately $3,917,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 1997 aggregated $1,323,786,773 and $1,079,499,286, respectively.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

For the year ended March 31, 1997, the Fund incurred brokerage commissions of $169,351 with DWR for portfolio transactions executed on behalf of the Fund. At March 31, 1997, included in the Fund's payable for investments purchased and receivable for investments sold were unsettled trades with DWR of $1,187,200 and $1,423,578, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At March 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $527,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended March 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,263. At March 31, 1997, the Fund had an accrued pension liability of $28,923 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                          MARCH 31, 1997                MARCH 31, 1996
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................   51,442,695   $  677,741,563    46,573,003   $566,276,970
Reinvestment of dividends and distributions......................   16,426,517      213,686,419     8,465,778    101,615,413
                                                                   -----------   --------------   -----------   ------------
                                                                    67,869,212      891,427,982    55,038,781    667,892,383
Repurchased......................................................  (28,703,758)    (377,868,742)  (28,302,433)  (342,997,460)
                                                                   -----------   --------------   -----------   ------------
Net increase.....................................................   39,165,454   $  513,559,240    26,736,348   $324,894,923
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

6. FEDERAL INCOME TAX STATUS

Foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net foreign currency losses of approximately $1,000 during fiscal 1997.

As of March 31, 1997, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and income from the mark-to-market of passive foreign investment companies ("PFICs") and permanent book/tax differences primarily attributable to tax adjustments on

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

PFICs sold by the Fund. To reflect reclassifications arising from permanent book/tax differences for the year ended March 31, 1997, accumulated undistributed net realized gain was charged $4,855,760 and accumulated undistributed net investment income was credited $4,855,760.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At March 31, 1997, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions.

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                      FOR THE
                                                                      PERIOD
                                                                     JUNE 30,
                                                                       1993*
                                      FOR THE YEAR ENDED MARCH 31     THROUGH
                                    -------------------------------  MARCH 31,
                                      1997       1996       1995       1994
------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period............................ $  12.86   $  11.41   $  10.81   $  10.00
                                    ---------  ---------  ---------  ---------

Net investment income..............     0.12       0.13       0.14       0.05
Net realized and unrealized gain...     1.44       1.96       0.88       0.84
                                    ---------  ---------  ---------  ---------

Total from investment operations...     1.56       2.09       1.02       0.89
                                    ---------  ---------  ---------  ---------

Less dividends and distributions
 from:
   Net investment income...........    (0.13)     (0.15)     (0.14)     (0.05)
   Net realized gain...............    (0.99)     (0.49)     (0.28)     (0.03)
                                    ---------  ---------  ---------  ---------

Total dividends and
 distributions.....................    (1.12)     (0.64)     (0.42)     (0.08)
                                    ---------  ---------  ---------  ---------

Net asset value, end of period..... $  13.30   $  12.86   $  11.41   $  10.81
                                    ---------  ---------  ---------  ---------
                                    ---------  ---------  ---------  ---------

TOTAL INVESTMENT RETURN+...........    12.58%     18.77%      9.60%      8.89%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................     1.75%      1.85%      1.97%      2.03%(2)

Net investment income..............     0.93%      1.05%      1.22%      0.66%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 millions..........................    $3,038     $2,434     $1,854     $1,121

Portfolio turnover rate............       40%        40%        32%        21%(1)

Average commission rate paid.......  $0.0289    $0.0311      --         --

---------------------
 *   Commencement of operations.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Global Dividend Growth Securities (the "Fund") at March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period June 30, 1993 (commencement of operations) through March 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
MAY 16, 1997

--------------------------------------------------------------------------------
                      1997 FEDERAL TAX NOTICE (UNAUDITED)
       During the year ended March 31, 1997, the Fund paid to shareholders $0.85 per share from long-term capital gains. For such period, 36.38% of the ordinary dividends qualified for the dividends received deduction available to corporations. For the year ended March 31, 1997, the Fund has elected, pursuant to
       Section 853 of the Internal Revenue Code, to pass-through foreign taxes of $0.03 per share to its shareholders. The Fund generated net foreign source income of $0.09 per share with respect to this election.

STATEMENT OF ADDITIONAL
INFORMATION
                                    DEAN WITTER
                                    WORLD WIDE
                                    INVESTMENT TRUST
JULY 28, 1997

--------------------------------------------------------------------------------

    Dean Witter World Wide Investment Trust (the "Fund") is an open-end diversified management investment company whose investment objective is total return on its assets primarily through long-term capital growth and to a lesser extent from income. The Fund will seek to achieve such objective through investments in all types of common stocks and equivalents, preferred stocks and bonds and other debt obligations of domestic and foreign companies and governments and international organizations. (See "Investment Practices and Policies".)

    A Prospectus for the Fund dated July 28, 1997, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Dean Witter
World Wide Investment Trust
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

The Fund and its Management............................................................          3
Trustees and Officers..................................................................          9
Investment Practices and Policies......................................................         15
Investment Restrictions................................................................         31
Portfolio Transactions and Brokerage...................................................         32
The Distributor........................................................................         34
Determination of Net Asset Value.......................................................         39
Purchase of Fund Shares................................................................         39
Shareholder Services...................................................................         42
Redemptions and Repurchases............................................................         46
Dividends, Distributions and Taxes.....................................................         47
Performance Information................................................................         49
Custodian and Transfer Agent...........................................................         50
Independent Accountants................................................................         50
Description of Shares of the Fund......................................................         51
Reports to Shareholders................................................................         51
Legal Counsel..........................................................................         51
Experts................................................................................         51
Registration Statement.................................................................         51
Financial Statements--March 31, 1997...................................................         52
Report of Independent Accountants......................................................         74

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

    The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on July 7, 1983.

THE INVESTMENT MANAGER

    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund is conducted by or under the direction of officers of the Fund and of the Investment Manager and Sub-Adviser, subject to periodic review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."

    InterCapital is also the investment manager or investment adviser of the following management investment companies: Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, InterCapital Income Securities Inc., InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Trust, InterCapital Insured Municipal Income Trust, InterCapital Insured Municipal Securities, InterCapital California Insured Municipal Income Trust, InterCapital Insured California Municipal Securities, InterCapital Quality Municipal Investment Trust, InterCapital Quality Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Dividend Growth Securities Inc., Dean Witter Natural Resource Development Securities Inc., Dean Witter American Value Fund, Dean Witter Developing Growth Securities Trust, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter World Wide Income Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, Dean Witter Utilities Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Strategist Fund, Dean Witter Intermediate Income Securites, Dean Witter Capital Growth Securities, Dean Witter Precious Metals and Minerals Trust, Dean Witter New York Municipal Money Market Trust, Dean Witter European Growth Fund Inc., Dean Witter Global Short-Term Income Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter High Income Securities, Dean Witter National Municipal Trust, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Global Asset Allocation Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Capital Appreciation Fund, Dean Witter Information Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Dean Witter Financial Services Trust, Dean Witter Market Leader Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income

Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Municipal Premium Income Trust and Prime Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.

    In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Total Return Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and (ii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.

    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's United States investments, including the placing of orders for the purchase and sale of portfolio securities, and to supervise the investment of all of the Fund's assets. The Investment Manager, in conjunction with Morgan Grenfell Investment Services Ltd. (the "Sub-Adviser"), obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Pursuant to a Services Agreement between InterCapital and DWSC, InterCapital has retained DWSC to provide administrative services to the Fund.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement, by the Sub-Adviser pursuant to the Sub-Advisory Agreement (see below), or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor"), will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the Fund attributable to each Class, except as described below. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"), charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or the Sub-Adviser or any corporate affiliate of the Investment Manager or the Sub-Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of the Fund's legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager or the Sub-Adviser (not including compensation or expenses of attorneys who are employees of the Investment Manager or the Sub-Adviser) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Management Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the Fund's daily net assets: 1.00% of the portion of daily net assets not exceeding $500 million and 0.95% of the portion of daily net assets exceeding $500 million.

    Pursuant to a Sub-Advisory Agreement between the Investment Manager and Sub-Adviser, the Sub-Adviser has been retained, subject to the overall supervision of the Investment Manager and the Trustees of the Fund, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends with respect to issuers located outside the United States, and to manage the portion of the Fund's portfolio invested in securities issued by issuers located outside the United States.

    Morgan Grenfell Investment Services Limited ("MGIS") was organized as a British corporation in 1972 and currently manages assets in excess of $15 billion primarily for U.S. corporate and public employee benefit plans, investment companies, endowments and foundations. MGIS' principal office is located at 20 Finsbury Circus, London, England. MGIS is a subsidiary of London based Morgan Grenfell Asset Management Limited which is itself a subsidiary of London-based Morgan Grenfell Group plc (which is owned by Deutsche Bank AG, an international commercial and investment banking group) and is registered as an investment adviser under the Investment Advisers Act of 1940. In 1838 Morgan Grenfell was founded to provide merchant banking services, primarily trade financing between Great Britain and the United States. In 1958, its investment management arm began operations. In recent years Morgan Grenfell Group plc has achieved a prominent position in the securities industry by providing investment and commercial banking services, financial services, and discretionary management and advisory services covering all of the world's leading securities markets. Morgan Grenfell Asset Management Limited, through its various investment management subsidiaries, which have extensive experience in global investment management, is currently managing in excess of $118 billion worldwide.

    Both the Investment Manager and the Sub-Adviser have authorized any of their directors, officers and employees who have been elected as Trustees or officers of the Fund to serve in the capacities in which they have been elected. Services furnished by the Investment Manager and the Sub-Adviser may be furnished by directors, officers and employees of the Investment Manager and the Sub-Adviser. In connection with the services rendered by the Sub-Adviser, the Sub-Adviser bears the following expenses: (a) the salaries and expenses of its personnel; and (b) all expenses incurred by it in connection with performing the services provided by it as Sub-Adviser, as described above.

    As full compensation for the services and facilities furnished to the Fund and the Investment Manager and expenses of the Fund and the Investment Manager assumed by the Sub-Adviser, the Investment Manager pays the Sub-Adviser monthly compensation equal to 40% of the Investment Manager's monthly compensation payable under the Management Agreement.

    The Management Agreement and the Sub-Advisory Agreement (the "Agreements") were initially approved by the Board of Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreements are substantially identical to prior management and sub-advisory agreements which were initially approved by the Trustees on July 26, 1995 and by the shareholders of the Fund at a Special Meeting of Shareholders held on October 31, 1995. These Agreements took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. Both Agreements may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager or (in the case of the Sub-Advisory Agreement) by the Sub-Adviser. The Agreements will automatically terminate in the event of their assignment (as defined in the Act).

    Under their terms, both Agreements have an initial term ending April 30, 1999 and will continue from year to year thereafter, provided continuance of each Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreements or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which votes must be cast in person at a meeting called for the purpose of voting on such approval.

    The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use or, at any time, permit others to use the name "Dean Witter". The Fund has also agreed that in the event the Investment Management Agreement between InterCapital and the Fund is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

    FORMER INVESTMENT MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS. Prior to August, 1995, the Fund was advised by three separate investment advisers:
InterCapital, Daiwa International Capital Management Corp. ("DICAM") and NatWest Investment Management Limited ("NWIM"). InterCapital, DICAM and NWIM are sometimes collectively referred to herein as the "Former Investment Advisers." Each of the Former Investment Advisers had exclusive investment responsibility with respect to the Fund's investments in a particular area of the world. InterCapital was responsible for investing in North America and South America, pursuant to an Investment Management Agreement with the Fund, DICAM was responsible for investing in the Pacific Basin pursuant to an Investment Advisory Agreement with the Fund, and NWIM was responsible for investing in Europe and all other areas of the world not covered by InterCapital or DICAM, pursuant to an Investment Advisory Agreement with the Fund. These agreements are sometimes collectively referred to as the "Former Agreements" and sometimes individually referred to as the "Former Investment Management Agreement" or the "Former Investment Advisory Agreement(s)," as applicable. DICAM was assisted in providing services to the Fund by its parent, Daiwa International Capital Management Co., Ltd. ("DICAM, Ltd."), at cost, pursuant to a sub-advisory agreement between DICAM and DICAM, Ltd. (sometimes referred to as the "Former Sub-Advisory Agreement").

    Under the terms of the Former Investment Management Agreement with InterCapital and the Former Investment Advisory Agreements with DICAM and NWIM, each of InterCapital, DICAM and NWIM, subject to the supervision of the Fund's Trustees and in conformity with the stated policies of the

Fund, provided advisory services with regard to the investment operations and composition of the Fund's portfolio in the respective geographic regions as noted above, including the purchase, retention, disposition and loan of securities.

    Each of the Former Investment Advisers had authorized any of its directors, officers and employees who had been elected as Trustees or officers of the Fund to serve in the capacities in which they had been elected. Services furnished by the Former Investment Advisers could have been furnished by directors, officers and employees of the respective Former Investment Adviser. In connection with the services rendered by each Former Investment Adviser, such Former Investment Adviser bore the following expenses: (a) the salaries and expenses of all personnel of such Former Investment Adviser; and (b) all expenses incurred by such Former Investment Adviser in connection with performing the services provided by it as described above.

    Under the terms of the Former Investment Management Agreement, in addition to managing the Fund's North and South American investments, InterCapital maintained the Fund's books and records and InterCapital furnished, at its expense, such office space, facilities, equipment, clerical help, bookkeeping and legal services as the Fund may reasonably have required in the conduct of its business, including the preparation of prospectuses and statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys was, in the opinion of InterCapital, necessary or desirable). InterCapital also bore the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on such date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the Former Investment Management Agreement.

    Expenses not expressly assumed by the Former Investment Advisers under the Former Agreements or by the Distributor (see "The Distributor"), were paid by the Fund. The expenses borne by the Fund included, but were not limited to: fees pursuant to the Plan of Distribution (see "The Distributor"); charges and expenses of any registrar, custodian, subcustodian, share transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who were not employees of the Former Investment Advisers or any corporate affiliate of the Prior Investment Advisers; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who were not interested persons of the Fund or of the Former Investment Advisers (not including compensation or expenses of attorneys who are employees of the Former Investment Advisers) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inured to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Former Investment Advisers, the Fund paid the Former Investment Advisers aggregate monthly compensation calculated daily by applying the annual rate of 1.0% to the net assets of the Fund up to $500 million and 0.95% to the net assets of the Fund over $500 million, determined as of the close of each business day. Pursuant to their respective Former Agreements with the Fund, InterCapital, DICAM and NWIM received fees at the annual rates of 0.55%, 0.225% and 0.225%, respectively, of average daily net assets up to $500 million and 0.5225%, 0.21375% and 0.21375%, respectively, of the Fund's average daily net assets over $500 million. This total fee was greater than that paid by most other investment companies.

    The respective Former Agreements provided that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, no Prior Investment Adviser or Sub-adviser was liable to the Fund or any of its investors for any act or omission by such Prior Investment Adviser or Sub-adviser or for any losses sustained by the Fund or its investors.

    The Former Investment Management Agreement with InterCapital was initially approved by the Board of Trustees of the Fund on October 30, 1992 and by the shareholders of the Fund at a Meeting of Shareholders held on January 12, 1993. The Former Investment Management Agreement was substantially identical to a prior investment management agreement which was entered into on August 26, 1983 and originally approved by DWR, the then sole shareholder of the Fund, and by the Fund's Trustees, including the affirmative vote of a majority of the Independent Trustees, which vote was cast in person at a meeting called for the purpose of voting on the approval of such Agreement. The Former Investment Management Agreement took effect on June 30, 1993 upon the spin-off by Sears, Roebuck and Co. of its remaining shares of DWDC. The Former Agreement provided that it could have been terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority, as defined in the Act, of the Fund's shares, or by the Investment Manager. The Former Investment Management Agreement provided that it would automatically terminate in the event of its assignment (as defined in the Act and the rules thereunder).

    By its terms, the Former Investment Management Agreement had an initial term ended April 30, 1994 and provided that it would continue from year to year thereafter, provided continuance of the Agreement was approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Board of Trustees of the Fund; provided that in either event such continuance was approved annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. At their meeting held on April 8, 1994, the Fund's Board of Trustees, including all of the Independent Trustees, approved continuation of the Former Investment Management Agreement until April 30, 1995 and amended its terms to lower management fees charged on average daily net assets of the Fund in excess of $500 million to 0.5225%. At their meeting held on April 20, 1995, the Fund's Board of Trustees, including all of the Independent Trustees, approved continuation of the Former Investment Management Agreement until April 30, 1996.

    The Former Investment Advisory Agreements and the Former Sub-Advisory Agreement were entered into on August 26, 1983 and were originally approved by DWR, the then sole shareholder of the Fund, and by the Fund's Trustees, including the affirmative vote of a majority of the Independent Trustees. By their terms, these agreements had initial terms ended July 31, 1984 and were subject to the same renewal and termination provisions as the Former Investment Management Agreement. At their meeting held on April 8, 1994, the Fund's Board of Trustees, including all of the Independent Trustees, approved continuation of the Former Investment Advisory Agreements until April 30, 1995 and amended the terms of the Former Investment Advisory Agreements to lower advisory fees charged on average daily net assets of the Fund in excess of $500 million to 0.21375%. At their meeting held on April 20, 1995, the Fund's Board of Trustees, including all of the Independent Trustees, approved continuation of the Former Investment Advisory Agreements until April 30, 1996.

    At their meeting held on July 26, 1995, the Trustees of the Fund, including all of the Independent Trustees, approved the present management structure of the Fund, as described above under "The Investment Manager," and also approved an Investment Management Agreement with InterCapital and a Sub-Advisory Agreement with InterCapital and MGIS (the "Interim Agreements"), which took effect on

August 1, 1995 and terminated on October 31, 1995 upon the effectiveness of the prior Investment Management and Sub-Advisory Agreements. Other than the provisions pursuant to which the Interim Agreements took effect and were terminated, the Interim Agreements were substantially identical to the present Investment Management and Sub-Advisory Agreements except that under the Interim
Agreements: (i) InterCapital received an investment management fee at the annual rate of 0.55% on assets up to $500 million and 0.5225% on assets over $500 million, and (ii) MGIS received a sub-advisory fee directly from the Fund at the annual rate of 0.45% on assets up to $500 million and 0.4275% on assets over $500 million.

    Mellon Bank, N.A., Mutual Funds, P.O. Box 320, Pittsburgh, Pennsylvania 15230-0320, as trustee of the Dean Witter START Plan and the SPS Transaction Services, Inc. START Plan, employee benefit plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees as qualified under Section 401(k) of the Internal Revenue Code, owned approximately 9.2% of the outstanding shares of the Fund on June 30, 1997.
                            ------------------------

    For the fiscal years ended March 31, 1995, 1996 and 1997, the Fund paid to the Former Investment Advisers (which served the Fund in such capacities until July 31, 1995) and to the Investment Manager (which has served the Fund in such capacity since August 1, 1995) compensation totalling $5,588,682, $5,134,018 and $4,936,673, respectively.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the 83 investment companies managed or advised by InterCapital (the "Dean Witter Funds"), as well as with the 14 investment companies for which InterCapital is the Manager and TCW Funds Management, Inc. is the Investment Adviser ("TCW/ DW Funds"), are shown below.

      NAME, AGE, POSITION WITH FUND
               AND ADDRESS                             PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  --------------------------------------------------------------------
Michael Bozic (56)                         Chairman and Chief Executive Officer of Levitz Furniture Corporation
Trustee                                    (since November, 1995); Director or Trustee of the Dean Witter
c/o Levitz Furniture Corporation           Funds; formerly President and Chief Executive Officer of Hills
6111 Broken Sound Parkway, N.W.            Department Stores (May, 1991-July, 1995); formerly variously
Boca Raton, Florida                        Chairman, Chief Executive Officer, President and Chief Operating
                                           Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck
                                           and Co.; Director of Eaglemark Financial Services, Inc., the United
                                           Negro College Fund and Weirton Steel Corporation.

Charles A. Fiumefreddo* (64)               Chairman, Chief Executive Officer and Director of InterCapital, DWSC
Chairman, President,                       and Distributors; Executive Vice President and Director of DWR;
Chief Executive Officer and Trustee        Chairman, Director or Trustee, President and Chief Executive Officer
Two World Trade Center                     of the Dean Witter Funds; Chairman, Chief Executive Officer and
New York, New York                         Trustee of the TCW/DW Funds; Chairman and Director of Dean Witter
                                           Trust Company ("DWTC"); Director and/or officer of various MSDWD subsidiaries; formerly Executive Vice President and Director of Dean
                                           Witter, Discover & Co. (until February, 1993).

      NAME, AGE, POSITION WITH FUND
               AND ADDRESS                             PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  --------------------------------------------------------------------
Edwin J. Garn (64)                         Director or Trustee of the Dean Witter Funds; formerly United States
Trustee                                    Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee
c/o Huntsman Corporation                   (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974);
500 Huntsman Way                           formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985);
Salt Lake City, Utah                       Vice Chairman, Huntsman Corporation (since January, 1993); Director of Franklin Quest (time management systems) and John Alden Financial
                                           Corp. (health insurance); member of the board of various civic and charitable organizations.

John R. Haire (72)                         Chairman of the Audit Committee and Chairman of the Committee of the
Trustee                                    Independent Directors or Trustees and Director or Trustee of the
Two World Trade Center                     Dean Witter Funds; Chairman of the Audit Committee and Chairman of
New York, New York                         the Committee of the Independent Trustees and Trustee of the TCW/DW
                                           Funds; formerly President, Council for Aid to Education (1978-1989)
                                           and Chairman and Chief Executive Officer of Anchor Corporation, an
                                           Investment Adviser (1964-1978); Director of Washington National
                                           Corporation (insurance).

Wayne E. Hedien** (63)                     Retired; Director or Trustee of the Dean Witter Funds (commencing on
Trustee                                    September 1, 1997); Director of The PMI Group, Inc. (private
c/o Gordon Altman Butowsky                 mortgage insurance); Trustee and Vice Chairman of The Field Museum
 Weitzen Shalov & Wein                     of Natural History; formerly associated with the Allstate Companies
Counsel to the Independent                 (1966-1994), most recently as Chairman of The Allstate Corporation
 Trustees                                  (March, 1993-December, 1994) and Chairman and Chief Executive
114 West 47th Street                       Officer of its wholly-owned subsidiary, Allstate Insurance Company
New York, New York                         (July, 1989-December, 1994); director of various other business and charitable organizations.

Dr. Manuel H. Johnson (48)                 Senior Partner, Johnson Smick International, Inc., a consulting
Trustee                                    firm; Co-Chairman and a founder of the Group of Seven Council (G7C),
c/o Johnson Smick International, Inc.      an international economic commission; Director or Trustee of the
1133 Connecticut Avenue, N.W.              Dean Witter Funds; Trustee of the TCW/DW Funds; Director of
Washington, DC                             Greenwich Capital Markets, Inc. (broker-dealer); Director of NASDAQ
                                           (since June, 1995); Trustee of the Financial Accounting Foundation
                                           (oversight organization for the Financial Accounting Standards
                                           Board); formerly Vice Chairman of the Board of Governors of the
                                           Federal Reserve System (1988-1990) and Assistant Secretary of the
                                           U.S. Treasury (1982-1986).

Michael E. Nugent (61)                     General Partner, Triumph Capital, L.P., a private investment
Trustee                                    partnership; Director or Trustee of the Dean Witter Funds; Trustee
c/o Triumph Capital, L.P.                  of the TCW/DW Funds; formerly Vice President, Bankers Trust Company
237 Park Avenue                            and BT Capital Corporation (1984-1988); Director of various business
New York, New York                         organizations.

      NAME, AGE, POSITION WITH FUND
               AND ADDRESS                             PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  --------------------------------------------------------------------
Philip J. Purcell* (53)                    Chairman of the Board of Directors and Chief Executive Officer of
Trustee                                    MSDWD, DWR and Novus Credit Services Inc.; Director of InterCapital,
1585 Broadway                              DWSC and Distributors; Director or Trustee of the Dean Witter Funds;
New York, New York                         Director and/or officer of various MSDWD subsidiaries.

John L. Schroeder (66)                     Retired; Director or Trustee of the Dean Witter Funds; Trustee of
Trustee                                    the TCW/DW Funds; Director of Citizens Utilities Company; formerly
c/o Gordon Altman Butowsky                 Executive Vice President and Chief Investment Officer of the Home
 Weitzen Shalov & Wein                     Insurance Company (August, 1991-September, 1995).
Counsel to the Independent
 Trustees
114 West 47th Street
New York, New York

Barry Fink (42)                            Senior Vice President (since March, 1997) and Secretary and General
Vice President, Secretary and              Counsel (since February, 1997) of InterCapital and DWSC; Senior Vice
 General Counsel                           President (since March, 1997) and Assistant Secretary and Assistant
Two World Trade Center                     General Counsel (since February, 1997) of Distributors; Assistant
New York, New York                         Secretary of DWR (since August, 1996); Vice President, Secretary and
                                           General Counsel of the Dean Witter Funds and the TCW/DW Funds (since
                                           February, 1997); previously First Vice President (June,
                                           1993-February, 1997), Vice President (until June, 1993) and
                                           Assistant Secretary and Assistant General Counsel of InterCapital
                                           and DWSC and Assistant Secretary of the Dean Witter Funds and the
                                           TCW/DW Funds.

Mark Bavoso (36)                           Senior Vice President of InterCapital; Vice President of various
Vice President                             Dean Witter Funds.
Two World Trade Center
New York, New York

Thomas F. Caloia (51)                      First Vice President and Assistant Treasurer of InterCapital and
Treasurer                                  DWSC; Treasurer of the Dean Witter Funds and the TCW/DW Funds.
Two World Trade Center
New York, New York

------------------------
 * Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.
**    Mr. Hedien's term as Trustee will commence on September 1, 1997.

    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWTC, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC and Director of DWTC, and Kenton J. Hinchliffe, Ira N. Ross and Paul D. Vance, Senior Vice Presidents of InterCapital, are Vice Presidents of the Fund, and Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, LouAnne
D. McInnis, Carsten Otto and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso, a staff attorney with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

    The Board of Trustees currently consists of eight (8) trustees; as noted above, Mr. Hedien's term will commence on September 1, 1997. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 83 Dean Witter Funds, comprised of 126 portfolios. As of June 30, 1997, the Dean Witter Funds had total net assets of approximately $87.9 billion and more than six million shareholders.

    Six Trustees and Mr. Hedien (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the six independent Trustees are also Independent Trustees of the TCW/DW Funds.

    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

    All of the current Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of sixteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

    The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

    The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended March 31, 1997.

                               FUND COMPENSATION

                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                      FROM THE FUND
--------------------------------------------------------------  ---------------
Michael Bozic.................................................      $1,800
Edwin J. Garn.................................................       1,900
John R. Haire.................................................       3,550
Dr. Manuel H. Johnson.........................................       1,850
Michael E. Nugent.............................................       1,900
John L. Schroeder.............................................       1,900

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                   FOR SERVICE AS    FOR SERVICE
                                                                    CHAIRMAN OF          AS          TOTAL CASH
                                                                   COMMITTEES OF     CHAIRMAN OF    COMPENSATION
                               FOR SERVICE                          INDEPENDENT     COMMITTEES OF   FOR SERVICES
                              AS DIRECTOR OR                         DIRECTORS/      INDEPENDENT         TO
                               TRUSTEE AND       FOR SERVICE AS     TRUSTEES AND    TRUSTEES AND       82 DEAN
                             COMMITTEE MEMBER     TRUSTEE AND          AUDIT            AUDIT          WITTER
                                OF 82 DEAN      COMMITTEE MEMBER   COMMITTEES OF    COMMITTEES OF     FUNDS AND
NAME OF                           WITTER          OF 14 TCW/DW     82 DEAN WITTER     14 TCW/DW       14 TCW/DW
INDEPENDENT TRUSTEE               FUNDS              FUNDS             FUNDS            FUNDS           FUNDS
---------------------------  ----------------   ----------------   --------------   -------------   -------------
Michael Bozic..............      $138,850           --                 --               --            $138,850
Edwin J. Garn..............       140,900           --                 --               --             140,900
John R. Haire..............       106,400           $64,283           $195,450        $ 12,187         378,320
Dr. Manuel H. Johnson......       137,100            66,483            --               --             203,583
Michael E. Nugent..........       138,850            64,283            --               --             203,133
John L. Schroeder..........       137,150            69,083            --               --             206,233

    As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.
------------------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended March 31, 1997 and by the 57 Dean Witter Funds (including the Fund) for the year ended December 31, 1996, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the Fund as of March 31, 1997 and from the 57 Dean Witter Funds as of December 31, 1996.

          RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS

                                                FOR ALL ADOPTING FUNDS
                                               -------------------------                        ESTIMATED ANNUAL
                                                ESTIMATED                  RETIREMENT BENEFITS      BENEFITS
                                                 CREDITED                  ACCRUED AS EXPENSES        UPON
                                                  YEARS       ESTIMATED                          RETIREMENT(2)
                                                OF SERVICE    PERCENTAGE   -------------------  ----------------
                                                    AT            OF                   BY ALL    FROM   FROM ALL
                                                RETIREMENT     ELIGIBLE    BY THE      ADOPTING  THE    ADOPTING
NAME OF INDEPENDENT TRUSTEE                    (MAXIMUM 10)   COMPENSATION  FUND        FUNDS    FUND    FUNDS
---------------------------------------------  ------------   ----------   -------     -------  ------  --------
Michael Bozic................................       10           50.0%      $  378     $20,147  $1,850  $ 51,325
Edwin J. Garn................................       10           50.0          547      27,772   1,850    51,325
John R. Haire................................       10           50.0         (437)(3)  46,952   4,492   129,550
Dr. Manuel H. Johnson........................       10           50.0          229      10,926   1,850    51,325
Michael E. Nugent............................       10           50.0          392      19,217   1,850    51,325
John L. Schroeder............................        8           41.7          730      38,700   1,850    42,771

------------------------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

(3) This number reflects the effect of the extension of Mr. Haire's term as Trustee until June 1, 1998

    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    As discussed in the Prospectus, the Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Such forward contracts will only be entered into with United States banks and their foreign branches or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    When management of the Fund believes that the currency of a particular foreign country may suffer a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served. The Fund's custodian bank will place cash, U.S. Government securities or other appropriate liquid high grade debt securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

    Where, for example, the Fund is hedging a portfolio position consisting of foreign fixed-income securities denominated in a foreign currency against exchange rate moves vis-a-vis the U.S. dollar, at the maturity of the forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency (however, the ability of the Fund to terminate a contract is contingent upon the willingness of the currency trader with whom the contract has been entered into to permit an offsetting transaction). It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    If the Fund purchases a fixed-income security which is denominated in U.S. dollars but which will pay out its principal based upon a formula tied to the exchange rate between the U.S. dollar and a foreign currency, it may hedge against a decline in the principal value of the security by entering into a forward contract to sell an amount of the relevant foreign currency equal to some or all of the principal value of the security.

    At times when the Fund has written a call option on a fixed-income security or the currency in which it is denominated, it may wish to enter into a forward contract to purchase or sell the foreign currency in which the security is denominated. A forward contract would, for example, hedge the risk of the security on which a call option has been written declining in value to a greater extent than the value of the premium received for the option. The Fund will maintain with its Custodian at all times, cash, U.S. Government securities, or other appropriate high grade debt obligations in a segregated account equal in value to all forward contract obligations and option contract obligations entered into in hedge situations such as this.

    Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager or the Sub-Adviser. It also should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

PRIVATE PLACEMENTS

    The Fund may invest up to 10% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund.

    The procedures require that the following factors be taken into account in making a liquidity determination: (1) the frequency of trades and price quotes for the security; (2) the number of dealers and other potential purchasers who have issued quotes on the security; (3) any dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If a restricted security is determined to be "liquid", such security will not be included within the category "illiquid securities", which is limited by the Fund's investment restrictions to 10% of the Fund's total assets.

    The Rule 144A marketplace of sellers and qualified institutional buyers is new and still developing and may take a period of time to develop into a mature liquid market. As such, the market for certain private placements purchased pursuant to Rule 144A may be initially small or may, subsequent to purchase, become illiquid. Furthermore, the Investment Manager may not possess all the information concerning an issue of securities that it wishes to purchase in a private placement to which it would normally have had access, had the registration statement necessitated by a public offering been filed with the Securities and Exchange Commission.

WARRANTS

    The Fund may acquire warrants, including warrants which are attached to fixed-income securities purchased for its portfolio, and hold such warrants until the relevant Investment Adviser determines it is prudent to sell. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporations issuing them.

LENDING OF PORTFOLIO SECURITIES

    Consistent with applicable regulatory requirements, the Fund may lend its United States portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or appropriate high grade debt obligations, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

    A loan may be terminated by the borrower on one business day's notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Fund's management pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 10% of the value of its total assets. The Fund may lend its non-United States portfolio securities after the Trustees adopt procedures consistent with applicable regulatory requirements. During the fiscal year ended March 31, 1997, the Fund did not loan any of its portfolio securities.

BORROWING OF MONEY

    The Fund did not borrow any money from any source during the fiscal year ended March 31, 1997.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

    From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or U.S. Government securities or other high grade debt portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The Fund's management and the Trustees do not believe that the Fund's net asset value or income will be adversely affected by its purchase of securities on such basis.

WHEN, AS AND IF ISSUED SECURITIES

    The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until InterCapital determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or U.S. Government securities or other high grade debt portfolio securities equal in value to recognized commitments for such securities. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). Subject to the foregoing, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund's management and the Trustees do not believe that the Fund's net asset value will be adversely affected by its purchase of securities on such basis. The Fund may also sell securities on a "when, as and if issued" basis provided the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

REPURCHASE AGREEMENTS

    When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. A repurchase agreement may be viewed as a type of secured lending by the Fund which typically involves the acquisition by the Fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. Repurchase agreements will be transacted only with large, well-capitalized and well-established United States financial institutions whose financial condition will be continuously monitored by the management of the Fund subject to procedures established by the Trustees. In addition, the collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to maintain full collateralization. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 10% of its total assets. The Fund's investments in repurchase agreements may at times be substantial when, in the view of the Investment Manager or the Sub-Adviser, liquidity or other considerations warrant.

OPTIONS AND FUTURES TRANSACTIONS

    As discussed in the Prospectus, the Fund may write (sell) covered call options and covered put options on eligible portfolio securities (and the currencies in which they are denominated) and stock indexes to hedge against potential changes in the market value of its investments (or anticipated investments) and to aid in achieving its investment objective. For hedging (including anticipatory hedging) purposes, the Fund may purchase put and call options on eligible portfolio securities (and the currencies in which they are denominated) and purchase and sell financial futures contracts and options on such contracts.

    Call and put options on U.S. Treasury notes, bonds and bills and on various foreign currencies are listed on several U.S. and foreign securities exchanges and are written in over-the-counter transactions

("OTC options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell, to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. Upon notice of exercise of the put option, the writer of the option would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange at the exercise price.

    OPTIONS ON TREASURY BONDS AND NOTES. Because trading in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

    OPTIONS ON TREASURY BILLS. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

    OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

    The Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Fund may also write options to close out long call option positions.

    The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. While in the opinion of the management of the Fund, the market for such options has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    OTC OPTIONS. Exchange-listed options are issued by the OCC (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of the option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

    COVERED CALL WRITING. As stated in the Prospectus, the Fund is permitted to write covered call options on portfolio securities, on stock indexes and on the U.S. dollar and foreign currencies, without limit, in order to aid in achieving its investment objectives. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other high grade debt obligations which the Fund holds in a segregated account maintained with its Custodian.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities

(currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency. The value of the premium received will fluctuate with varying economic market conditions.

    As regards listed options and certain OTC options, during the option period, the Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written.

    Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

    If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

    Options written by the Fund will normally have expiration dates of up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Options and Futures Transactions," below.

    COVERED PUT WRITING. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other high grade debt obligations in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other high grade debt obligations which the Fund holds in a segregated account maintained at its Custodian. In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    The Fund will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Investment Manager and/or the Sub-Adviser wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

    The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currency) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

    PURCHASING CALL AND PUT OPTIONS. As stated in the Prospectus, the Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase a call option in order to close out a covered call position (see "Covered Call Writing" above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

    The Fund may purchase put options on securities and currencies (or related currencies) which it holds in its portfolio only to protect itself against a decline in the value of the security (currency). If the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. And such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager and/or the Sub-Adviser to forecast correctly interest rates and market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. In writing puts, the Fund assumes the risk of loss should the market value of the underlying securities (or the currencies in which they are denominated) decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC option would continue to bear the risk of decline in the market price of the underlying security (currency) until the option expires or is exercised. In addition, a covered put writer would be unable to utilize the amount held in cash or U.S. Government or other high grade short-term debt obligations as security for the put option for other investment purposes until the exercise or expiration of the option.

    Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell (exchange) an underlying security (currency) at a time when it might otherwise be advantageous to do so.

    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

    Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Fund's management.

    Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The extent to which the Fund may enter into transactions involving options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes" in the Prospectus).

    STOCK INDEX OPTIONS. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on the Standard & Poor's 100 Index and the Standard & Poor's 500 Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta Index on the New York Stock Exchange, The Financial News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange, each of which and any similar index on which options are traded in the future which include stocks that are not limited to any particular industry or segment of the market is referred to as a "broadly based stock market index." Options on stock indexes provide the Fund with a means of protecting against the risk of market wide price movements. If the Investment Manager and/or the Sub-Adviser anticipates a market decline, the Fund would be able to purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio would be offset to the extent of the increase in the value of the put option. If the Investment Manager and/or the Sub-Adviser anticipates a market rise, the Fund would be able to purchase a stock index call option to enable the Fund to participate in such rise until completion of anticipated common stock purchases by the Fund. Purchases and sales of stock index options also enable the Investment Manager and/or the Sub-Adviser to more speedily achieve changes in the Fund's equity positions.

    The Fund will be able to write put options on stock indexes only if such positions are covered by cash, U.S. Government securities or other high grade debt obligations equal to the aggregate exercise price of the puts, which cover is held for the Fund in a segregated account maintained for it by the Fund's Custodian. All call options on stock indexes written by the Fund will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Fund.

    RISKS OF INDEX OPTIONS. Because exercises of stock index options are settled in cash, the Fund, as a call writer, would not be able to provide in advance for potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

    FUTURES CONTRACTS. The Fund will not purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell financial futures contracts and related options as described herein. As stated in the Prospectus, the Fund may purchase and sell interest rate, currency, and index futures contracts ("futures contracts"), that are traded on U.S. and foreign commodity exchanges, on such underlying securities as U.S. Treasury bonds, notes and bills and/or any foreign government fixed-income security ("interest rate futures"), on various currencies ("currency futures") and on such indexes of U.S. and foreign securities as may exist or come into being ("index futures").

    As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging some or all of the value of its fixed-income portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. If the Investment Manager and/or the Sub-Adviser anticipates that interest rates may rise and, concomitantly, the price of fixed-income securities fall, the Fund may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of fixed-income securities the Fund intends to purchase. Subsequently, appropriate fixed-income securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

    The Fund will purchase or sell stock index futures contracts for the purpose of hedging some or all of its equity portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager and/or the Sub-Adviser anticipates that the prices of stock held by the Fund may fall, the Fund may sell a stock index futures contract. Conversely, if the Investment Manager and/or the Sub-Adviser wishes to hedge against anticipated price rises in those stocks which the Fund intends to purchase, the Fund may purchase a stock index futures contract.

    The Fund will purchase or sell futures contracts on the U.S. dollar and on foreign currencies to hedge against an anticipated rise or decline in the value of the U.S. dollar or foreign currency in which a portfolio security of the Fund is denominated vis-a-vis another currency.

    In addition to the above, interest rate, index and currency futures will be bought or sold in order to close out a short or long position maintained by the Fund in a corresponding futures contract.

    Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    INTEREST RATE FUTURES. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other high grade short-term obligations equal to approximately 2% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities called "variation margin," with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with Maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

    CURRENCY FUTURES. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the exercise date, for a set exercise price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward foreign currency exchange contracts. The Investment Manager will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts its in foreign currency transactions and hedging strategy. Currently, currency futures exist for, among other foreign currencies, the Japanese yen, German mark, Canadian dollar, British pound, Swiss franc and European currency unit.

    Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

    Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Investment Manager's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency.

    INDEX FUTURES. As discussed in the Prospectus, the Fund may invest in index futures contracts. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

    The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

    At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

    Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Moody's Investment-Grade Corporate Bond Index on the Chicago Board of Trade and the Value Line Stock Index on the Kansas City Board of Trade.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Fund's management wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, the Fund might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Fund seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to initial margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts. In the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In accordance with the regulations of the

Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions in accordance with the limitation described above. If the CFTC changes its regulations so that the Fund would be permitted more latitude to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The successful use of futures and related options depends on the ability of the Investment Manager and/or the Sub-Adviser to accurately predict market, interest rate and currency movements. As stated in the Prospectus, the Fund may sell a futures contract to protect against the decline in the value of securities (or the currency in which they are denominated) held by the Fund. However, it is possible that the futures market may advance and the value of securities (or the currency in which they are denominated) held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

    If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy (or the currency in which they are denominated), and the value of such securities (currencies) decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    In addition, if the Fund holds a long position in a futures contract or has sold a call option on a futures contract, it will hold cash, U.S. Government securities or other high grade debt obligations equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other high grade debt obligations equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which a short position was established.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities (and the currencies in which they are denominated) is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.

    As stated in the Prospectus, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    The extent to which the Fund may enter into transactions involving futures contracts and options thereon may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes" in the Prospectus).

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

    NEW INSTRUMENTS. New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

PORTFOLIO TRADING

    It is anticipated that the Fund's portfolio turnover rate will not exceed 150% in any one year. A 150% turnover rate would occur, for example, if 150% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined in the Act as the lesser of (a) sixty-seven percent or more of the shares present at a meeting of shareholders, if the holders of more than fifty percent of the outstanding shares of the Fund are present or represented by proxy, or (b) more than fifty percent of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

         1. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or any officer or director of InterCapital or MGIS owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         2. Purchase or sell real estate or interests therein, although the Fund may purchase readily marketable securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein, including real estate investment trusts.

         3. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

         4. Invest more than 5% of the value of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

         5. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

         6. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
    (7). (To meet the requirements of regulations in certain states, the Fund, as a matter of operating policy but not as a fundamental policy, will limit any pledge of its assets to 10% of its net assets so long as shares of the Fund are being sold in those states.)

         7. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; (c) lending portfolio securities; (d) entering into forward foreign currency contracts; or (e) purchasing or selling futures contracts or options.

         8. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities, but not to exceed 10% of its total assets at the time of the loan.

         9. Make short sales of securities.

        10. Purchase securities on margin.

        11. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

        12. Invest for the purpose of exercising control or management of any other issuer.

        13. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable if, regarding all such securities, more than 10% of its total assets, taken at market value, would be invested in such securities.

    In addition, as stated in the Prospectus, the Fund may not purchase securities of other United States investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. However, the Fund may invest up to 10% of the value of its total assets in the securities of foreign investment companies. The ability to invest in foreign investment companies increases the Investment Advisers flexibility in the management of the Fund's portfolio by enabling the Fund to access world markets, such as Korea and Taiwan, in which markets the Fund may be limited in investing directly, due in part to foreign laws and regulations. As a non-fundamental policy, the Fund will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Act.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

    Subject to the general supervision of the Fund's Trustees, the Investment Manager and the Sub-Adviser are responsible for decisions to buy and sell securities of the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with non-affiliated dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. In the underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. For the fiscal years ended March 31, 1995, 1996 and 1997, the Fund paid a total of $1,884,537, $2,671,155 and $1,593,672, respectively, in brokerage commissions.

    The Investment Manager and the Sub-Adviser currently serve as investment advisers to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of each of the Investment Manager and the Sub-Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of the investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager or the Sub-Adviser may utilize a pro rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering. This procedure may, under certain circumstances, have an adverse effect on the Fund.

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager and the Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Advisers rely on their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    The Fund anticipates that its transactions involving foreign securities will be effected primarily on a principal stock exchange for such securities. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulaton of foreign stock exchanges and brokers than in the United States.

    In seeking to implement the Fund's policies, the Investment Manager and the Sub-Adviser effect transactions with those brokers and dealers who the Investment Advisers believe provide the most favorable prices and which are capable of providing efficient executions. If the Investment Advisers believe such price and execution are obtainable from more than one broker or dealer, they will give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager and the Sub-Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. During the fiscal year ended March 31, 1997, the Fund directed the payment of $113,816 in brokerage commissions in connection with transactions in the aggregate amount of $82,789,345 to brokers because of research services provided.

    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund or of its Distributor, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to InterCapital by any amount of the brokerage commissions it may pay to an affiliated broker or dealer. During the fiscal years ended March 31, 1995, 1996 and 1997, the Fund paid a total of $89,120, $69,800 and $16,375, respectively, in brokerage commissions to DWR. During the fiscal year ended March 31, 1997, the brokerage commissions paid to DWR represented approximately 1.03% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having a dollar value equal to approximately 3.87% of the aggregate dollar value of all portfolio transactions by the Fund during the year for which commissions were paid.

    The information and services received by the Investment Manager and the Sub-Adviser from brokers and dealers may be of benefit to the Investment Manager and the Sub-Adviser in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and/or the Sub-Adviser, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.

    Under the investment advisory arrangements in effect prior to August 1, 1995, it had been contemplated that, consistent with the above policy, a substantial amount of the Fund's brokerage transactions with respect to Pacific Basin equities would be conducted through brokerage affiliates of DICAM, Ltd. In order for brokerage affiliates of DICAM, Ltd. to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by those affiliates had to be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard allowed such affiliates to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund or of its Distributor, as defined in the Act, had adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to such affiliates were consistent with the foregoing standard. During the fiscal year ended March 31, 1995, the Fund paid a total of $2,667 in brokerage commissions to affiliates of DICAM, Ltd. The Fund did not reduce the advisory fee it paid to DICAM by any amount of the brokerage commissions it might have paid to such affiliates. The Fund did not pay any brokerage commissions to affiliates to DICAM, Ltd. during the period from April 1, 1995 through July 31, 1995.

    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e. Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers. During its fiscal years ended March 31, 1995, 1996 and 1997, the Fund did not effect any principal transactions with DWR.

    At March 31, 1997, the Fund held common stock issued by Ford Motor Company, which issuer was among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year, with a market value of $3,137,500.

    The Trustees have considered the possibilities of seeking to recapture, for the benefit of the Fund, brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fees paid by the Fund. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

THE DISTRIBUTOR
--------------------------------------------------------------------------------

    As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. The Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on June 30, 1997, the current Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1998, and will remain in effect from year to year thereafter if approved by the Board.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B. The Distributor also receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus). The Distributor has informed the Fund that it and/or DWR received approximately $785,000, $998,000 and $803,000 in contingent deferred sales charges for the fiscal years ended March 31, 1995, 1996 and 1997, respectively.

    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.

    The Plan was originally adopted by a majority vote of the Board of Trustees, including all of the Independent Trustees (none of whom had or have any direct or indirect financial interest in the operation of the Plan) (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, at their Meeting held on July 19, 1983 (continued after adjournment on July 27, 1983), and by DWR, the then sole shareholder of the Fund, on August 6, 1983. The Plan was amended (as a result of the resignation of Daiwa as a Distributor of the Fund's shares) by the Trustees at their Meeting held on July 17, 1984, and such amendment was ratified by the shareholders holding a majority, as defined in the Act, of the outstanding shares of the Fund, at their Annual Meeting held on October 1, 1984. At their meeting held on October 30, 1992, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the fact that upon an internal reorganization the share distribution activities theretofore performed for the Fund by DWR were assumed by the Distributor and DWR's sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to DWR as before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other selected broker-dealers (or direct that the Fund pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses. At their meeting held on April 28, 1993, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved certain technical amendments to the Plan in connection with recent amendments adopted by the National Association of Securities Dealers, Inc. to its Rules of the Association. At their meeting held on October 26, 1995, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved an amendment to the Plan to permit payments to be made under the Plan with respect to certain distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization. At their meeting held on June 30, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.

    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made. The Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended March 31, 1997, of $4,941,515. This amount is equal to payments required to be paid monthly by the Fund which were computed at the annual rate of 1.0% of the average daily net assets of the Fund for the fiscal year and was calculated pursuant to clause (b) under the Plan. This amount is treated by the Fund as an expense in the year it is accrued. This amount represents amounts paid by Class B only; there were no Class A or Class C shares outstanding on such date.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a different distribution arrangement as set forth in the Prospectus.

    With respect to Class A shares, DWR compensates its account executives by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the account executives or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which Dean Witter Trust Company ("DWTC") or Dean Witter Trust FSB ("DWTFSB") serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the Investment Manager compensates DWR's account executives by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of retirement plans qualified under Section 401(k) of the Internal Revenue Code and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, and which plans are opened on or after July 28, 1997, DWR compensates its account executives by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

    With respect to Class C shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 1.0% of the current value of the respective accounts for which they are the account executives of record.

    With respect to Class D shares other than shares held by participants in InterCapital's mutual fund asset allocation program, the Investment Manager compensates DWR's account executives by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates DWR's account executives by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record (not including accounts of participants in the InterCapital mutual fund asset allocation program).

    The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including: (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund share sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund paid 100% of the $4,941,515 accrued under the Plan for the fiscal year ended March 31, 1997 to the Distributor. DWR and the Distributor estimate that they have spent, pursuant to the Plan, $71,831,535 on behalf of the Fund since the inception of the Fund. It is estimated that this amount was spent in approximately the following ways: (i) 6.28% ($4,507,832)--advertising and promotional expenses; (ii) 0.78% ($561,732)--printing of prospectuses for distribution to other than current shareholders; and (iii) 92.94% ($66,761,971)--other expenses, including the gross sales credit and the carrying charge, of which 16.68% ($11,137,491) represents carrying charges, 34.08% ($22,750,412) represents commission credits to DWR branch offices for payments of commissions to account executives and 49.24% ($32,874,068) represents overhead and other branch office distribution-related expenses. These amounts represent amounts paid by Class B only; there were no Class A or Class C shares outstanding on such date.

    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to account executives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

    At any given time, the expenses in distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that in the case of Class B shares such excess amount, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totalled $20,399,997 as of March 31, 1997, which amount constitutes 4.87% of the Fund's net assets on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

    No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, had any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWR, DWSC or certain of their employees may be deemed to have such interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    Under its terms, the Plan had an initial term ending July 31, 1984, and will remain in effect from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. Prior to the Board's approval of amendments to the Plan to reflect the multiple class structure for the Fund, the most recent continuance of the Plan for one year, until April 30, 1998, was approved by the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a Board meeting held on April 24, 1997. Prior to approving the continuation of the Plan, the Board requested and received from the Distributor and reviewed all the information which it deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan by the Distributor to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent 12b-1 Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

    As stated in the Prospectus, short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Board of Trustees determines such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    As stated in the Prospectus, InterCapital will compute the net asset value per share for each Class of shares of the Fund once daily as of 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day the New York Stock Exchange is open for trading. The New York Stock Exchange currently observes the following holidays:
New Year's Day; Presidents' Day; Good Friday; Memorial Day; Labor Day; Independence Day; Thanksgiving Day; and Christmas Day.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund offers four Classes of shares as follows:

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

    Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.

    RIGHT OF ACCUMULATION. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") or shares of other Dean Witter Funds sold with a front-end sales charge purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.75% of the offering price.

    The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Dean Witter Trust Company (the "Transfer Agent") fails to confirm the investor's represented holdings.

    LETTER OF INTENT. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

    A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.

    If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other Dean Witter Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") and the purchase of shares of other Dean Witter Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.

    At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

    Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services-- Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor. In addition, no CDSC will be imposed on redemptions of shares which are attributable to reinvestment of dividends or distributions from, or the proceeds of, certain Unit Investment Trusts.

    In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:

                                        YEAR SINCE
                                         PURCHASE                                            CDSC AS A PERCENTAGE OF
                                       PAYMENT MADE                                              AMOUNT REDEEMED
------------------------------------------------------------------------------------------  --------------------------
First.....................................................................................               5.0%
Second....................................................................................               4.0%
Third.....................................................................................               3.0%
Fourth....................................................................................               2.0%
Fifth.....................................................................................               2.0%
Sixth.....................................................................................               1.0%
Seventh and thereafter....................................................................             None

    The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund held by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997:

                                        YEAR SINCE
                                         PURCHASE                                            CDSC AS A PERCENTAGE OF
                                       PAYMENT MADE                                              AMOUNT REDEEMED
------------------------------------------------------------------------------------------  --------------------------
First.....................................................................................               2.0%
Second....................................................................................               2.0%
Third.....................................................................................               1.0%
Fourth and thereafter.....................................................................             None

    In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

    Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.

NO LOAD ALTERNATIVE--CLASS D SHARES

    Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributrions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request must be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or another selected broker-dealer, which will be forwarded to the shareholder, upon the receipt of proper instructions.

    TARGETED DIVIDENDS.-SM- In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end Dean Witter Fund other than Dean Witter World Wide Investment Trust or in another Class of Dean Witter World Wide Investment Trust. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.

    EASYINVEST.-SM- Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their account executive or the Transfer Agent.

    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution in shares of the applicable Class at net asset value, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.

    The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of sales charges which may be applicable to purchases or redemptions of shares (see "Purchase of Fund Shares").

    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her DWR or other selected broker-dealer account executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time. Shareholders wishing to enroll in the Withdrawal Plan should contact their account executive or the Transfer Agent.

    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. As discussed in the Prospectus, shareholders may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to Dean Witter World Wide Investment Trust, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

    As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of any of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing nine funds are hereinafter referred to as the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc., Dean Witter High Income Securities and Dean Witter National Municipal Trust, which are Dean Witter Funds offered with a CDSC ("CDSC Funds"). Exchanges may be made after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

    As described below, and in the Prospectus under the captions "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a Dean Witter Multi-Class Fund or any CDSC Fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Dean Witter Multi-Class Fund or in a CDSC Fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Dean Witter Multi-Class Fund or a CDSC Fund from the Exchange Fund, with no charge being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or a CDSC Fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Dean Witter Multi-Class Fund or in a CDSC Fund. In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.

    When shares initially purchased in a Dean Witter Multi-Class Fund or in a CDSC Fund are exchanged for shares of a Dean Witter Multi-Class Fund, shares of a CDSC Fund, shares of a FSC Fund, or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of FSC Funds, or for shares of other Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that, with respect to Class B shares, if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions and repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

    The Distributor and various selected broker-dealers have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust, and Dean Witter New York Municipal Money Market Trust although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class is $10,000 for Dean Witter Short-Term U.S. Treasury Trust, although that fund may, at its discretion, accept purchases as low as $5,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for the Exchange Privilege account of each Class of all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.

    The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to shareholders who hold shares of Exchange Funds pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares" in the Prospectus) after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the acccount of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a new prospectus.

    REPURCHASE. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. As discussed in the prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check (including a certified or bank cashier's check), payment of redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

    REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

    Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As discussed in the Prospectus under "Dividends, Distributions and Taxes," the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and shareholders will include such undistributed gains in determining their taxable income and will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

    Gains or losses on sales of securities by the Fund generally will be long-term capital gains or losses if the securities have been held by the Fund for more than one year. Gains or losses on the sale of securities held for one year or less generally will be short-term capital gains or losses.

    The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its net investment income and net short-term capital gains, if any, realized during any fiscal year to the extent that it distributes such income and capital gains to its shareholders, other than any tax resulting from investing in passive foreign investment companies, as discussed in the Prospectus. In addition, the Fund intends to distribute to its shareholders each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax.

    Shareholders will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior year.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash.

    Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. The amount of dividends paid by the Fund which may qualify for the dividends received deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investment which the Fund has held for a minimum period, usually 46 days. Any distributions made by the Fund will not be eligible for the dividends received deduction with respect to shares which are held by the shareholder for 45 days or less. Any long-term capital gain distributions will also not be eligible for the dividends received deduction. The ability to take the dividends received deduction will also be limited in the case of a Fund shareholder which incurs or continues indebtedness which is directly attributable to its investment in the Fund.

    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions and treaties between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, the Fund will be eligible and will determine whether or not to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such withholding taxes in their United States income tax returns as gross income, treat such respective pro rata portions as taxes paid by them, and deduct such respective pro rata portions in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. If it qualifies for and elects to file such election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such withholding. The Fund does not intend to make such election for its fiscal year ended March 31, 1997.

    If the Fund invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to shareholders. It is not anticipated that any taxes on the Fund with respect to investments in PFICs would be significant.

    The Fund may be subject to taxes in foreign countries in which it invests. In addition, if the Fund were deemed to be a resident of the United Kingdom for United Kingdom tax purposes or if the Fund were treated as being engaged in a trading activity through an agent in the United Kingdom, there is a risk that the United Kingdom would attempt to tax all or a portion of the Fund's gains or income. In light of the terms and conditions of the Investment Management and Sub-Advisory Agreements, it is believed by the Investment Manager that any such risk is minimal.

    SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS. In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency options, futures, or forward currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Fund.

    Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

    Shareholders are urged to consult their own attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of the Fund for the one, five and ten year periods ended March 31, 1997 were -3.13%, 6.58% and 6.02%, respectively. These returns are for Class B only; there were no other Classes of shares outstanding on such date.

    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described in the preceding paragraph, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of the Fund for the one, five and ten year periods ended March 31, 1997 were 1.61%, 6.89% and 6.02%, respectively. These returns are for Class B only; there were no other Classes of shares outstanding on such date.

    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total return for the year ended March 31, 1997 was 1.61%, the total return for the five years ended March 31, 1997 was 39.55% and the total return for the ten year period ended March 31, 1997 was 79.36%. These returns are for Class B only; there were no other Classes of shares outstanding on such date.

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $36,853, $184,265 and $368,530, respectively, at March 31, 1997. This information is for Class B only; there were no other Classes of shares outstanding on such date.

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Chase Manhattan Bank, One Chase Plaza, New York, New York 10081 is the Custodian of the Fund's assets. As Custodian, The Chase Manhattan Bank has contracted with various foreign banks and depositaries to hold portfolio securities of non-U.S. issues on behalf of the Fund. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

    Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions of Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee from the Fund.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036 serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

DESCRIPTION OF SHARES OF THE FUND
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share held. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. On that date, Wayne E. Hedien was also elected as a Trustee of the Fund, with his term to commence on September 1, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. The Fund is not required to hold Annual Meetings of Shareholders.

    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees have not authorized any such additional series or classes of shares other than as set forth in the Prospectus.

    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

    The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by the independent accountants, will be sent to shareholders each year. The Fund's fiscal year ends on March 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Barry Fink, Esq., who is an officer and the General Counsel of InterCapital, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------

    The financial statements of the Fund included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS MARCH 31, 1997

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   COMMON AND PREFERRED STOCKS, WARRANTS, RIGHTS
                   AND BONDS (96.3%)
                   ARGENTINA (0.2%)
                   ENERGY
          38,500   Yacimentos Petroliferos
                     Fiscales S.A. (ADR).........  $     1,020,250
                                                   ---------------
                   AUSTRALIA (0.9%)
                   ENERGY
          41,000   Broken Hill Proprietary Co.,
                     Ltd.........................          547,493
          90,000   Woodside Petroleum Ltd........          664,109
                                                   ---------------
                                                         1,211,602
                                                   ---------------
                   FOODS & BEVERAGES
         740,000   Goodman Fielder Ltd...........          959,096
                                                   ---------------
                   METALS & MINING
         600,000   M.I.M. Holdings Ltd...........          805,923
         262,000   Pasminco Ltd..................          506,476
                                                   ---------------
                                                         1,312,399
                                                   ---------------
                   RETAIL
         225,000   Woolworth's Ltd...............          602,675
                                                   ---------------

                   TOTAL AUSTRALIA...............        4,085,772
                                                   ---------------

                   AUSTRIA (0.1%)
                   CONSUMER PRODUCTS
           2,665   Wolford AG....................          298,093
                                                   ---------------
                   BELGIUM (0.4%)
                   RESTAURANTS
           1,840   Quick Restaurants S.A.........           95,714
                                                   ---------------
                   RETAIL
          35,500   G.I.B. Holdings Ltd...........        1,620,958
                                                   ---------------
                   TOTAL BELGIUM.................        1,716,672
                                                   ---------------

                   BRAZIL (3.1%)
                   BUILDING & CONSTRUCTION
         103,000   Elevadores Atlas S.A.*........        1,282,037
                                                   ---------------
                   INVESTMENT COMPANIES
       1,000,000   Brazilian Smaller Co.
                     Investment Trust PLC........        1,380,000
         200,000   Brazilian Smaller Co.
                     Investment Trust (Warrants
                     due 09/30/07)*..............          146,000
                                                   ---------------
                                                         1,526,000
                                                   ---------------
                   RETAIL
          80,000   Makro Atacadista S.A. (GDS)...        1,073,600
          10,000   Makro Atacadista S.A. (ADR) -
                     144A**......................          134,200
                                                   ---------------
                                                         1,207,800
                                                   ---------------

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   STEEL
       1,904,000   Companhia Siderurgica Paulista
                     (Pref.)*....................  $     1,310,627
                                                   ---------------
                   STEEL & IRON
         202,000   Companhia Acos Especia
                     (ADR)*......................          925,160
                                                   ---------------
                   TELECOMMUNICATIONS
          24,705   Telecomunicacoes Brasileiras
                     S.A. (ADR)..................        2,529,174
                                                   ---------------
                   UTILITIES - ELECTRIC
         120,000   Centrais Electricas
                     Brasileiras S.A. (Class B)
                     (ADR).......................        2,478,000
      25,000,000   Companhia de Electricidade do
                     Estado da Bahia*............        1,885,903
                                                   ---------------
                                                         4,363,903
                                                   ---------------

                   TOTAL BRAZIL..................       13,144,701
                                                   ---------------

                   CANADA (0.4%)
                   ENERGY
          19,500   Talisman Energy, Inc.*........          578,664
                                                   ---------------
                   INDUSTRIALS
          22,000   Canadian Pacific, Ltd.........          524,982
                                                   ---------------
                   MANUFACTURING
          35,000   Bombardier, Inc. (Class B)....          633,033
                                                   ---------------

                   TOTAL CANADA..................        1,736,679
                                                   ---------------

                   CHILE (0.5%)
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         100,000   Compania Cervecerias Unidas
                     S.A. (ADR)..................        1,975,000
                                                   ---------------

                   COLOMBIA (0.2%)
                   FINANCIAL SERVICES
           3,465   Corporacion Financiera Valle
                     (GDR).......................           12,994
                                                   ---------------
                   RETAIL
          42,000   Gran Cadena Almacenes (Class
                     B) (Pref.) (ADR) - 144A**...          414,750
          30,000   Gran Cadena Almacenes (ADR) (B
                     Shares).....................          292,500
                                                   ---------------
                                                           707,250
                                                   ---------------

                   TOTAL COLOMBIA................          720,244
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   DENMARK (1.3%)
                   BUSINESS & PUBLIC SERVICES
          20,200   Kobenhavns Lufthavne AS.......  $     2,093,232
                                                   ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
           2,270   Oticon Holding AS.............          381,357
                                                   ---------------
                   PHARMACEUTICALS
          29,000   Novo-Nordisk AS (Series B)....        3,027,900
                                                   ---------------

                   TOTAL DENMARK.................        5,502,489
                                                   ---------------
                   FRANCE (4.3%)
                   BUILDING MATERIALS
           9,500   IMETAL........................        1,475,646
                                                   ---------------
                   BUSINESS & PUBLIC SERVICES
           1,770   Grand Optical-Photoservice....          273,996
                                                   ---------------
                   COMMERCIAL SERVICES
             550   Altran Technologies S.A.......          201,258
                                                   ---------------
                   CONSUMER PRODUCTS
          12,500   Societe BIC S.A...............        1,892,933
                                                   ---------------
                   ENERGY
          20,000   Elf Aquitaine S.A.............        2,043,925
                                                   ---------------
                   FINANCIAL SERVICES
          12,000   Cetelem Group.................        1,417,641
                                                   ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
          28,000   SEITA.........................        1,007,722
                                                   ---------------
                   HEALTH & PERSONAL CARE
          10,640   Sanofi S.A....................        1,036,486
                                                   ---------------
                   INSURANCE
          41,000   AXA-UAP.......................        2,703,560
          45,000   Scor..........................        1,829,171
                                                   ---------------
                                                         4,532,731
                                                   ---------------
                   RETAIL
           2,070   Carrefour Supermarche.........        1,279,910
           6,122   Castorama Dubois
                     Investissement..............          962,865
     FRF     250   Castorama Dubois
                     Investissement 3.15% due
                     01/01/03 (Conv.)............           54,331
           2,129   Guilbert S.A..................          395,935
                                                   ---------------
                                                         2,693,041
                                                   ---------------

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   STEEL & IRON
          80,250   Usinor Sacilor................  $     1,307,651
                                                   ---------------
                   TEXTILES
           2,433   Deveaux S.A...................          413,688
                                                   ---------------
                   WHOLESALE & INTERNATIONAL TRADE
              42   Bertrand Faure................            2,131
                                                   ---------------

                   TOTAL FRANCE..................       18,298,849
                                                   ---------------

                   GERMANY (3.8%)
                   APPAREL
          14,400   Adidas AG.....................        1,628,648
                                                   ---------------
                   AUTOMOBILES
           2,750   Bayerische Motoren Werke (BMW)
                     AG..........................        2,215,756
           5,975   Volkswagen AG.................        3,287,944
                                                   ---------------
                                                         5,503,700
                                                   ---------------
                   CHEMICALS
          37,746   BASF AG.......................        1,419,277
          28,000   Bayer AG......................        1,159,773
          18,300   SGL Carbon AG.................        2,501,164
                                                   ---------------
                                                         5,080,214
                                                   ---------------
                   ENTERTAINMENT
           1,043   CeWe Color Holdings AG........          264,563
                                                   ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
          11,580   Berentzen-Gruppe AG (Pref.)...          352,480
                                                   ---------------
                   FURNITURE
           3,420   Moebel Walther AG.............          183,706
                                                   ---------------
                   INSURANCE
           1,452   Marschollek Lautenschlaeger
                     und Partner AG (Pref.)......          303,312
                                                   ---------------
                   PHARMACEUTICALS
          10,500   Gehe AG.......................          717,547
                                                   ---------------
                   RETAIL
          12,732   Fielmann AG (Pref.)...........          355,630
                                                   ---------------
                   TEXTILES
             360   Jil Sander AG (Pref.).........          217,010
           3,000   Puma AG*......................          111,549
                                                   ---------------
                                                           328,559
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   UTILITIES - ELECTRIC
          18,500   Veba AG.......................  $     1,042,868
                                                   ---------------
                   TOTAL GERMANY.................       15,761,227
                                                   ---------------

                   HONG KONG (4.4%)
                   BANKING
         302,000   Guoco Group Ltd...............        1,492,734
          77,200   HSBC Holdings PLC.............        1,793,356
          39,000   Wing Hang Bank Ltd............          171,128
                                                   ---------------
                                                         3,457,218
                                                   ---------------
                   CONGLOMERATES
         367,000   Hutchison Whampoa Ltd.........        2,758,918
         305,000   Wharf (Holdings) Ltd..........        1,167,082
                                                   ---------------
                                                         3,926,000
                                                   ---------------
                   REAL ESTATE
         241,000   Cheung Kong (Holdings) Ltd....        2,122,738
         580,000   China Overseas Land &
                     Investment..................          314,379
         140,000   China Resources Enterprise
                     Ltd.........................          301,732
         271,000   Great Eagle Holdings Ltd......          895,336
         172,260   HKR International Ltd.........          227,869
         823,000   Hong Kong Land Holdings
                     Ltd.........................        1,909,360
         211,000   New World Development Co.,
                     Ltd.........................        1,138,244
                                                   ---------------
                                                         6,909,658
                                                   ---------------
                   TELECOMMUNICATIONS
       1,188,400   Hong Kong Telecommunications
                     Ltd.........................        2,032,148
                                                   ---------------
                   TRANSPORTATION
         980,000   China Travel International
                     Investment Ltd..............          471,117
                                                   ---------------
                   UTILITIES
         339,000   China Light & Power Co.,
                     Ltd.........................        1,491,870
                                                   ---------------

                   TOTAL HONG KONG...............       18,288,011
                                                   ---------------

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------

                   INDIA (0.4%)
                   AUTOMOBILES
          30,500   Mahindra & Mahindra Ltd.
                     (GDR)*......................  $       343,125
                                                   ---------------
                   BANKS
          21,200   State Bank of India (GDR)*....          473,820
                                                   ---------------
                   METALS & MINING
          22,000   Hindalco Industries Ltd.
                     (GDR)*......................          709,500
                                                   ---------------

                   TOTAL INDIA...................        1,526,445
                                                   ---------------

                   INDONESIA (0.3%)
                   BANKS
         921,000   PT Bank Negara................          527,656
                                                   ---------------
                   MEDICAL PRODUCTS & SUPPLIES
         278,000   PT Kalbe Farma................          312,750
                                                   ---------------
                   TOBACCO
          55,000   PT Hanjaya Mandala
                     Sampoerna...................          257,813
                                                   ---------------

                   TOTAL INDONESIA...............        1,098,219
                                                   ---------------

                   ITALY (1.4%)
                   APPAREL
           7,500   Fila Holding SpA (ADR)........          407,813
                                                   ---------------
                   APPLIANCES & HOUSEHOLD DURABLES
          19,375   Industrie Natuzzi SpA (ADR)...          462,578
                                                   ---------------
                   ELECTRICAL EQUIPMENT
          32,945   Gewiss SpA....................          465,869
                                                   ---------------
                   ELECTRONICS
          17,047   Saes Getters Di Risp..........          166,808
          12,791   Saes Getters SpA..............          183,165
                                                   ---------------
                                                           349,973
                                                   ---------------
                   ENERGY
         298,000   Ente Nazionale Idrocarburi
                     SpA.........................        1,506,891
                                                   ---------------
                   TELECOMMUNICATIONS
         260,000   Seat SpA*.....................           89,976
         260,000   Stet Societa Finanziaria
                     Telefonica SpA..............        1,130,907

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
         546,000   Telecom Italia Mobile SpA.....  $     1,563,723
                                                   ---------------
                                                         2,784,606
                                                   ---------------
                   VISION CARE & INSTRUMENTS
           7,235   De Rigo SpA (ADR)*............           49,741
                                                   ---------------
                   TOTAL ITALY...................        6,027,471
                                                   ---------------
                   JAPAN (17.7%)
                   AUTO PARTS
          20,000   Bridgestone Metalpha Corp.....          156,730
                                                   ---------------
                   AUTOMOBILES
         433,000   Mitsubishi Motors Corp........        3,207,796
         150,000   Suzuki Motor Co., Ltd.........        1,454,193
                                                   ---------------
                                                         4,661,989
                                                   ---------------
                   BANKING
          94,000   Asahi Bank, Ltd...............          590,822
         133,000   Bank of Tokyo-Mitsubishi
                     Ltd.........................        2,073,760
         161,000   Sumitomo Trust & Banking......        1,287,688
                                                   ---------------
                                                         3,952,270
                                                   ---------------
                   BUILDING & CONSTRUCTION
           2,000   Kaneshita Construction........           14,461
         322,000   Sekisui House Ltd.............        3,147,681
                                                   ---------------
                                                         3,162,142
                                                   ---------------
                   BUILDING MATERIALS
          10,000   Nichiha Corp..................          144,611
                                                   ---------------
                   BUSINESS & PUBLIC SERVICES
           5,000   Chuo Warehouse Co.............           34,052
           3,000   Nichii Gakkan Co..............          131,120
          67,000   Secom.........................        3,761,916
                                                   ---------------
                                                         3,927,088
                                                   ---------------
                   CHEMICALS
         600,000   Asahi Chemical Industrial Co.,
                     Ltd.........................        3,121,667
          62,000   Kaneka Corp...................          330,086
         323,000   Nippon Shokubai K.K. Co.......        1,925,788
          30,000   Sumitomo Bakelite Co., Ltd....          198,740
                                                   ---------------
                                                         5,576,281
                                                   ---------------

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   COMPUTER SOFTWARE
          12,000   Ines..........................  $       142,511
          12,000   Meitec........................          240,427
                                                   ---------------
                                                           382,938
                                                   ---------------
                   CONGLOMERATES
         554,000   Mitsui & Co...................        4,063,920
          13,000   Yamae Hisano..................          102,609
                                                   ---------------
                                                         4,166,529
                                                   ---------------
                   ELECTRICAL EQUIPMENT
         195,000   Canon, Inc....................        4,174,745
          40,000   Kyocera Corp..................        2,268,541
          30,700   Mabuchi Motor Co..............        1,510,446
         150,000   Matsushita Electric Industrial
                     Co., Ltd....................        2,338,827
          11,000   Mitsui High-Tec...............          223,057
    Y      1,000K  Nippon Densan Corp. 1.00%
                     09/30/03 (Conv.)............            9,937
          16,500   Nitto Electric Works..........          254,605
          66,000   Rohm Co.......................        4,868,153
                                                   ---------------
                                                        15,648,311
                                                   ---------------
                   ELECTRONICS
          46,000   Sony Corp.....................        3,214,574
                                                   ---------------
                   ELECTRONICS - SEMICONDUCTORS/COMPONENTS
          25,000   Toshiba Ceramics Co., Ltd.....          168,242
                                                   ---------------
                   ENGINEERING & CONSTRUCTION
         119,000   Kajima Corp...................          553,757
                                                   ---------------
                   FINANCIAL SERVICES
         405,000   New Japan Securities Co.,
                     Ltd.*.......................        1,047,019
         150,000   Nomura Securities Co., Ltd....        1,660,204
                                                   ---------------
                                                         2,707,223
                                                   ---------------
                   HEALTH & PERSONAL CARE
          11,000   Aderans Co., Ltd..............          238,164
          20,000   Kawasumi Laboratories, Inc....          242,365
          15,000   Terumo Corp...................          212,070
                                                   ---------------
                                                           692,599
                                                   ---------------
                   INSURANCE
         312,000   Tokio Marine & Fire Insurance
                     Co..........................        3,175,957
                                                   ---------------
                   LEISURE
           3,000   H.I.S. Co., Ltd...............          135,725
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   MACHINE TOOLS
           6,600   Nitto Kohki Co., Ltd..........  $       188,221
                                                   ---------------
                   MACHINERY
          18,000   Aichi Corp....................          103,975
         273,980   Asahi Diamond Industries Co.,
                     Ltd.........................        2,180,242
         225,000   Minebea Co., Ltd..............        1,872,273
         439,000   Mitsubishi Heavy Industries,
                     Ltd.........................        2,855,025
          30,000   OSG Corp......................          178,139
                                                   ---------------
                                                         7,189,654
                                                   ---------------
                   METALS
          10,000   Sumitomo Sitix Corp...........          175,311
                                                   ---------------
                   REAL ESTATE
          15,000   Chubu Sekiwa Real Estate,
                     Ltd.........................          130,877
             400   Japan Industrial Land
                     Development.................            4,363
           9,000   Sekiwa Real Estate............           59,622
                                                   ---------------
                                                           194,862
                                                   ---------------
                   RETAIL
           6,000   Circle K Japan Co., Ltd.......          252,060
           9,300   Ministop Co., Ltd.............          235,919
          11,000   Olympic Corp..................          227,500
          11,000   Shimachu Co., Ltd.............          257,715
                                                   ---------------
                                                           973,194
                                                   ---------------
                   STEEL & IRON
       1,500,000   NKK Corp......................        3,150,751
          20,000   Yamato Kogyo Co., Ltd.........          171,272
                                                   ---------------
                                                         3,322,023
                                                   ---------------
                   TELECOMMUNICATIONS
             446   DDI Corp......................        2,814,073
             363   Nippon Telegraph & Telephone
                     Corp........................        2,554,314
                                                   ---------------
                                                         5,368,387
                                                   ---------------
                   TELECOMMUNICATIONS EQUIPMENT
           3,000   Forval Corp...................           76,587
    Y     11,000K  Forval Corp. 1.35% 09/30/03
                     (Conv.).....................           82,647
                                                   ---------------
                                                           159,234
                                                   ---------------
                   TEXTILES
         192,000   Kuraray Co., Ltd..............        1,549,588
          70,000   Nitto Boseki Co., Ltd.........          202,456
                                                   ---------------
                                                         1,752,044
                                                   ---------------

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   TRANSPORTATION
         369,000   Nippon Yusen Kabushiki
                     Kaish.......................  $     1,305,720
         100,000   Yamato Transport Co., Ltd.....          985,620
                                                   ---------------
                                                         2,291,340
                                                   ---------------
                   WHOLESALE DISTRIBUTOR
           3,960   Fujimi, Inc...................          207,950
                                                   ---------------

                   TOTAL JAPAN...................       74,249,186
                                                   ---------------

                   MALAYSIA (3.4%)
                   AGRICULTURE
         218,000   IOI Corporated Berhad.........          362,337
                                                   ---------------
                   AUTO PARTS
          74,000   MBM Resources Berhad..........          203,001
                                                   ---------------
                   AUTOMOBILES
         168,000   Diversified Resources
                     Berhad......................          548,975
          78,000   Perusahaan Otomobil Nasional
                     Berhad......................          494,029
                                                   ---------------
                                                         1,043,004
                                                   ---------------
                   BANKING
         334,000   Arab Malaysian Finance
                     Berhad......................        1,010,570
         163,000   DCB Holdings Berhad...........          614,834
         456,250   Public Finance Berhad.........          754,649
                                                   ---------------
                                                         2,380,053
                                                   ---------------
                   BUILDING & CONSTRUCTION
         139,999   Gamuda Berhad.................          530,898
          18,666   Gamuda Berhad (Warrants)......            6,024
         280,000   Metacorp Berhad...............          807,649
         191,000   Road Builder (M) Holdings
                     Berhad......................        1,109,569
         272,000   Sunway City Berhad............          696,789
                                                   ---------------
                                                         3,150,929
                                                   ---------------
                   ENTERTAINMENT
         120,000   Berjaya Sports Toto Berhad....          614,814
                                                   ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
          40,000   RJ Reynolds Berhad............           98,435
                                                   ---------------
                   LEISURE
       1,022,000   Magnum Corporation Berhad.....        1,937,793
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   MACHINERY
         100,000   UMW Holdings Berhad...........  $       552,687
         338,000   United Engineers Malaysia
                     Berhad......................        2,945,296
                                                   ---------------
                                                         3,497,983
                                                   ---------------
                   REAL ESTATE
         186,000   Bandar Raya Developments
                     Berhad......................          366,177
                                                   ---------------
                   TELECOMMUNICATIONS
          50,000   Telekom Malaysia Berhad.......          389,301
                                                   ---------------
                   TOTAL MALAYSIA................       14,043,827
                                                   ---------------
                   MEXICO (2.9%)
                   BUILDING & CONSTRUCTION
         220,000   International de Ceramica S.A.
                     de C.V. (ADR)*..............          304,829
                                                   ---------------
                   BUILDING MATERIALS
         430,000   Cemex, S.A. de C.V. (B
                     Shares).....................        1,739,570
                                                   ---------------
                   ENGINEERING & CONSTRUCTION
         274,240   Corporacion GEO S.A. de C.V.
                     (Series B)*.................        1,310,528
                                                   ---------------
                   FINANCIAL SERVICES
       4,500,000   Grupo Financiero Bancomer S.A.
                     de C.V. (B Shares)*.........        1,609,987
                                                   ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         124,000   Sigma Alimentos S.A...........        1,332,491
                                                   ---------------
                   FOODS & BEVERAGES
         273,000   Fomento Economico Mexicano
                     S.A. de C.V. (Series B).....        1,211,416
                                                   ---------------
                   RETAIL
         380,000   Nacional de Drogas S.A. de
                     C.V. (Series L).............        1,369,153
                                                   ---------------
                   TELECOMMUNICATIONS
          87,800   Telefonos de Mexico S.A. de
                     C.V. (Series L) (ADR).......        3,380,300
                                                   ---------------
                   TOTAL MEXICO..................       12,258,274
                                                   ---------------

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------

                   NETHERLANDS (4.4%)
                   APPLIANCES & HOUSEHOLD DURABLES
          32,986   Ahrend Groep NV...............  $     2,105,527
                                                   ---------------
                   BANKING
          52,771   ING Groep NV..................        2,076,116
                                                   ---------------
                   CHEMICALS
          11,900   Akzo Nobel....................        1,706,697
                                                   ---------------
                   CONSUMER PRODUCTS
          23,770   Gucci Group NV................        1,736,182
                                                   ---------------
                   INSURANCE
          22,936   Aegon NV......................        1,612,993
                                                   ---------------
                   MACHINERY
          14,740   Aalberts Industries NV........          337,425
                                                   ---------------
                   MEDIA
         100,000   Elsevier NV...................        1,623,722
          35,000   PolyGram NV...................        1,757,081
          60,000   Ver Ned Utigev Ver Bezit NV...        1,232,964
          18,620   Wolters Kluwer NV.............        2,239,277
                                                   ---------------
                                                         6,853,044
                                                   ---------------
                   MERCHANDISING
          31,215   Koninklijke Ahold NV..........        2,171,955
                                                   ---------------

                   TOTAL NETHERLANDS.............       18,599,939
                                                   ---------------

                   NORWAY (0.3%)
                   DATA PROCESSING
          18,979   System Etikettering AS........          275,432
                                                   ---------------
                   ENTERTAINMENT
          77,001   NCL Holdings AS (Series A)*...          238,627
                                                   ---------------
                   MACHINERY
          26,485   Tomra Systems AS..............          532,503
                                                   ---------------
                   OIL DRILLING & SERVICES
          39,830   Hitec AS*.....................          225,794
                                                   ---------------

                   TOTAL NORWAY..................        1,272,356
                                                   ---------------

                   PERU (0.3%)
                   FOOD SERVICES
         400,000   Consorcio Alimentos Fabril
                     Pacifico....................          573,585
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         755,917   Cerveceria Backus & Johnston
                     S.A.*.......................  $       676,046
                                                   ---------------

                   TOTAL PERU....................        1,249,631
                                                   ---------------

                   PHILIPPINES (0.2%)
                   BANKING
           3,129   Metropolitan Bank & Trust
                     Co..........................           81,373
           2,600   Union Bank of Philippines*....            2,863
                                                   ---------------
                                                            84,236
                                                   ---------------
                   CONGLOMERATES
          44,712   Ayala Corp. - 144A** *........          380,052
                                                   ---------------
                   ENGINEERING & CONSTRUCTION
         405,000   DMCI Holdings, Inc.*..........          288,297
                                                   ---------------
                   OIL DRILLING & SERVICES
         112,500   First Philippine Holdings
                     Corp. (B Shares)............          207,147
                                                   ---------------
                   TRANSPORTATION
          26,400   International Container
                     Terminal....................           15,786
                                                   ---------------

                   TOTAL PHILIPPINES.............          975,518
                                                   ---------------

                   PORTUGAL (0.1%)
                   MEDIA
          30,000   Journalgeste*.................          320,532
         226,000   TVI-Televisao Independente
                     S.A.*.......................          114,026
                                                   ---------------
                   TOTAL PORTUGAL................          434,558
                                                   ---------------
                   SINGAPORE (1.2%)
                   BANKING
         107,000   Overseas Chinese Banking
                     Corp., Ltd..................        1,274,074
                                                   ---------------
                   ELECTRICAL EQUIPMENT
         110,000   Amtek Engineering Ltd.........          192,662
          52,500   Venture Manufacturing Ltd.....          128,660
                                                   ---------------
                                                           321,322
                                                   ---------------

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   REAL ESTATE
         139,000   City Developments Ltd.........  $     1,231,707
         334,000   DBS Land Ltd..................        1,142,236
                                                   ---------------
                                                         2,373,943
                                                   ---------------
                   SHIPBUILDING
         126,000   Sembawang Corp., Ltd..........          606,231
                                                   ---------------
                   TRANSPORTATION
          79,000   Singapore Airlines Ltd........          634,406
                                                   ---------------

                   TOTAL SINGAPORE...............        5,209,976
                                                   ---------------

                   SOUTH AFRICA (0.6%)
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         120,000   Malbak Ltd....................          597,420
                                                   ---------------
                   METALS & MINING
          21,500   De Beers Consolidated Mines
                     Ltd. (Units)++..............          783,322
          35,200   Rustenburg Platinum Holdings
                     Ltd.........................          569,541
                                                   ---------------
                                                         1,352,863
                                                   ---------------
                   OIL & GAS
          50,000   Sasol Ltd.....................          534,623
                                                   ---------------

                   TOTAL SOUTH AFRICA............        2,484,906
                                                   ---------------

                   SOUTH KOREA (0.2%)
                   ELECTRICAL EQUIPMENT
          14,353   Samsung Electronics Co. (GDS)
                     (Non-voting) - 144A**.......          292,683
                                                   ---------------
                   UTILITIES - ELECTRIC
          15,000   Korea Electric Power Corp.....          436,730
                                                   ---------------

                   TOTAL SOUTH KOREA.............          729,413
                                                   ---------------

                   SPAIN (1.6%)
                   BANKING
          25,000   Banco Bilbao Vizcaya S.A......        1,509,500
          11,250   Banco Popular Espanol S.A.....        2,012,491
                                                   ---------------
                                                         3,521,991
                                                   ---------------
                   FINANCIAL SERVICES
          13,300   Corporacion Financiera Alba...        1,307,537
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   NATURAL GAS
           4,360   Gas Natural SDG S.A. (Series
                     E)..........................  $       947,786
                                                   ---------------
                   TELECOMMUNICATIONS
          45,000   Telefonica de Espana S.A......        1,081,457
                                                   ---------------

                   TOTAL SPAIN...................        6,858,771
                                                   ---------------

                   SWEDEN (2.0%)
                   AUTO TRUCKS & PARTS
          73,400   Scania AB (A Shares)..........        1,829,434
                                                   ---------------
                   BUILDING & CONSTRUCTION
           5,570   Cardo AB......................          178,860
                                                   ---------------
                   COMMERCIAL SERVICES
          42,700   Securitas AB (Series "B"
                     Free).......................        1,216,300
                                                   ---------------
                   INSURANCE
          58,700   Scandia Forsakrings AB........        1,838,487
                                                   ---------------
                   PHARMACEUTICALS
          30,000   Astra AB (B Shares)...........        1,402,479
                                                   ---------------
                   STEEL & IRON
           7,713   SinterCast AB (Series "A"
                     Free)*......................          154,606
                                                   ---------------
                   TELECOMMUNICATIONS
          49,500   Ericsson (L.M.) Telephone Co.
                     AB (Series "B" Free)........        1,736,384
                                                   ---------------

                   TOTAL SWEDEN..................        8,356,550
                                                   ---------------

                   SWITZERLAND (2.0%)
                   CHEMICALS - SPECIALTY
           2,253   Ciba Specialty Chemicals AG...          185,157
                                                   ---------------
                   ELECTRICAL EQUIPMENT
           1,280   ABB AG - Bearer...............        1,529,282
                                                   ---------------
                   INSURANCE
           1,000   Schweizerische
                     Rueckversicherungs-
                     Gesellschaft................        1,056,630
                                                   ---------------
                   PHARMACEUTICALS
           2,253   Novartis AG...................        2,778,907
             312   Roche Holding AG..............        2,681,519
                                                   ---------------
                                                         5,460,426
                                                   ---------------
                   TOTAL SWITZERLAND.............        8,231,495
                                                   ---------------

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------

                   TAIWAN (0.5%)
                   BUILDING MATERIALS
           9,087   Asia Cement Corp. (GDR).......  $       168,109
                                                   ---------------
                   INVESTMENT COMPANIES
         100,000   Paribas Emerging Markets Fund
                     - Taiwan Series*............        1,043,000
                                                   ---------------
                   RETAIL
     $       180K  Far Eastern Department Stores
                     3.00% due 07/06/01 (Conv.) -
                     144A**......................          188,550
                                                   ---------------
                   STEEL
          12,230   China Steel Corp..............          236,039
                                                   ---------------
                   TRANSPORTATION
     $       300K  Yang Ming Marine
                     Transportation 2.00% due
                     10/06/01 (Conv.) - 144A**...          344,250
                                                   ---------------

                   TOTAL TAIWAN..................        1,979,948
                                                   ---------------

                   THAILAND (0.1%)
                   OIL RELATED
          18,000   PTT Exploration & Production
                     PCL.........................          267,746
                                                   ---------------

                   UNITED KINGDOM (12.3%)
                   AEROSPACE & DEFENSE
          46,000   British Aerospace PLC.........        1,027,747
         353,000   Rolls-Royce PLC...............        1,318,328
          63,000   Smiths Industries PLC.........          821,424
          25,800   Vickers PLC...................          101,425
                                                   ---------------
                                                         3,268,924
                                                   ---------------
                   APPLIANCES & HOUSEHOLD DURABLES
          53,500   MFI Furniture Group PLC.......          127,068
                                                   ---------------
                   AUTO PARTS
          24,800   Laird Group PLC...............          144,006
                                                   ---------------
                   AUTO PARTS - ORIGINAL EQUIPMENT
         231,900   BBA Group PLC.................        1,375,065
                                                   ---------------
                   BANKING
         119,000   Abbey National PLC............        1,452,169
          93,000   National Westminster Bank
                     PLC.........................        1,056,436
                                                   ---------------
                                                         2,508,605
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   BUILDING & CONSTRUCTION
         243,000   Blue Circle Industries PLC....  $     1,651,841
          80,000   CRH PLC.......................          791,482
                                                   ---------------
                                                         2,443,323
                                                   ---------------
                   BUILDING MATERIALS
          51,800   Scapa Group...................          187,091
                                                   ---------------
                   BUSINESS & PUBLIC SERVICES
          59,000   Reuters Holdings PLC..........          599,180
                                                   ---------------
                   CHEMICALS
         120,000   Albright & Wilson PLC.........          307,616
          57,585   Allied Colloids Group PLC.....          116,019
         125,000   Courtaulds PLC................          743,242
                                                   ---------------
                                                         1,166,877
                                                   ---------------
                   COMPUTER SOFTWARE
          54,363   SEMA Group PLC................        1,224,168
                                                   ---------------
                   CONGLOMERATES
         250,000   BTR PLC.......................        1,093,365
                                                   ---------------
                   CONSUMER PRODUCTS
         110,000   Vendome Luxury Group PLC
                     (Units)++...................          918,918
                                                   ---------------
                   DISTRIBUTION
          24,100   Cowie Group PLC...............          155,140
                                                   ---------------
                   ELECTRICAL EQUIPMENT
         224,000   General Electric Co. PLC......        1,372,251
         221,000   The BICC Group PLC............          966,535
                                                   ---------------
                                                         2,338,786
                                                   ---------------
                   ENERGY
         284,000   Lasmo PLC.....................        1,107,157
         233,000   Shell Transport & Trading Co.
                     PLC.........................        4,140,946
                                                   ---------------
                                                         5,248,103
                                                   ---------------
                   ENTERTAINMENT
          72,000   Granada Group PLC.............        1,083,832
          30,100   London Clubs International
                     PLC.........................          205,104
                                                   ---------------
                                                         1,288,936
                                                   ---------------
                   FOOD PROCESSING
         146,000   Associated British Foods
                     PLC.........................        1,312,923
                                                   ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
          71,000   Bass PLC......................          946,084
          33,650   Devro International PLC.......          167,561
         186,000   Guinness PLC..................        1,567,517
                                                   ---------------
                                                         2,681,162
                                                   ---------------

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   FOREST PRODUCTS, PAPER & PACKING
          29,700   David S. Smith Holdings PLC...  $       121,135
         100,000   De La Rue PLC.................          912,366
                                                   ---------------
                                                         1,033,501
                                                   ---------------
                   HEALTH & PERSONAL CARE
         169,000   Glaxo Wellcome PLC............        3,089,334
         236,833   Medeva PLC....................        1,187,073
                                                   ---------------
                                                         4,276,407
                                                   ---------------
                   HEALTHCARE
           6,600   Amersham International PLC....          133,838
                                                   ---------------
                   INSURANCE
         109,000   General Accident PLC..........        1,460,027
         195,000   Prudential Corp. PLC..........        1,814,249
         223,000   Royal & Sun Alliance Insurance
                     Group PLC...................        1,640,080
                                                   ---------------
                                                         4,914,356
                                                   ---------------
                   MACHINERY
          10,700   Spirax-Sarco Engineering
                     PLC.........................          114,536
         290,000   Tomkins PLC...................        1,292,054
                                                   ---------------
                                                         1,406,590
                                                   ---------------
                   MANUFACTURING
          65,700   Bunzl PLC.....................          234,604
           9,100   Vosper Thornycroft Holdings
                     PLC.........................          132,960
                                                   ---------------
                                                           367,564
                                                   ---------------
                   MEDIA
           6,500   Daily Mail & General Trust
                     (Class A)...................          175,676
          15,900   EMAP PLC......................          202,363
          54,000   Flextech PLC*.................          550,171
          85,100   General Cable PLC*............          254,394
          45,100   Mirror Group PLC..............          154,396
                                                   ---------------
                                                         1,337,000
                                                   ---------------
                   MERCHANDISING
         107,000   Next PLC......................        1,091,907
                                                   ---------------
                   PHARMACEUTICALS
         117,430   British Biotech PLC*..........          482,799
                                                   ---------------
                   REAL ESTATE
          20,400   Bradford Properties Trust
                     PLC.........................           97,572
          54,375   Pillar Property Investments
                     PLC.........................          197,727
                                                   ---------------
                                                           295,299
                                                   ---------------
                   RESTAURANTS
           9,600   Compass Group PLC.............          103,312
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   TELECOMMUNICATIONS
         484,000   British Telecommunications
                     PLC.........................  $     3,535,852
         371,730   Securicor PLC.................        1,790,148
         224,000   Vodafone Group PLC............        1,023,684
                                                   ---------------
                                                         6,349,684
                                                   ---------------
                   TRANSPORTATION
          31,400   Associated British Ports
                     Holdings PLC................          141,956
         102,000   British Airways PLC...........        1,096,019
          15,800   Forth Ports PLC...............          168,223
          14,088   Stagecoach Holdings PLC.......          156,918
                                                   ---------------
                                                         1,563,116
                                                   ---------------
                   TOTAL UNITED KINGDOM..........       51,437,013
                                                   ---------------

                   UNITED STATES (24.7%)
                   AEROSPACE & DEFENSE
          25,000   Boeing Co.....................        2,465,625
          43,000   General Motors Corp. (Class
                     H)..........................        2,332,750
         125,000   Watkins-Johnson Co............        2,859,375
                                                   ---------------
                                                         7,657,750
                                                   ---------------
                   AUTOMOBILES
         100,000   Ford Motor Co.................        3,137,500
          55,000   General Motors Corp...........        3,045,625
                                                   ---------------
                                                         6,183,125
                                                   ---------------
                   BANKING
          30,000   Citicorp......................        3,247,500
                                                   ---------------
                   BEVERAGES - SOFT DRINKS
          56,000   Coca Cola Co..................        3,129,000
         103,000   PepsiCo Inc...................        3,360,375
                                                   ---------------
                                                         6,489,375
                                                   ---------------
                   COMMUNICATIONS - EQUIPMENT & SOFTWARE
          48,000   Cisco Systems, Inc.*..........        2,310,000
                                                   ---------------
                   COMPUTER SOFTWARE
          32,000   Microsoft Corp.*..............        2,932,000
          69,000   Oracle Corp.*.................        2,656,500
                                                   ---------------
                                                         5,588,500
                                                   ---------------
                   COMPUTERS - PERIPHERAL EQUIPMENT
          59,000   Seagate Technology, Inc.*.....        2,647,625
                                                   ---------------
                   COMPUTERS - SYSTEMS
          64,000   Hewlett-Packard Co............        3,408,000
                                                   ---------------
                   CONGLOMERATES
          51,000   Litton Industries, Inc.*......        2,052,750
                                                   ---------------

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   ELECTRICAL EQUIPMENT
          56,000   Emerson Electric Co...........  $     2,520,000
                                                   ---------------
                   ELECTRONICS - SEMICONDUCTORS/COMPONENTS
          97,000   Micron Technology, Inc........        3,928,500
                                                   ---------------
                   ENERGY
          28,000   Exxon Corp....................        3,017,000
          21,000   Mobil Corp....................        2,743,125
          26,000   Texaco, Inc...................        2,847,000
                                                   ---------------
                                                         8,607,125
                                                   ---------------
                   FINANCIAL SERVICES
          81,000   Federal National Mortgage
                     Assoc.......................        2,926,125
                                                   ---------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
          30,000   Procter & Gamble Co...........        3,450,000
                                                   ---------------
                   FOREST PRODUCTS, PAPER & PACKING
          54,000   International Paper Co........        2,099,250
                                                   ---------------
                   HARDWARE & TOOLS
          75,000   Black & Decker Corp...........        2,409,375
                                                   ---------------
                   HEALTHCARE - MISCELLANEOUS
          36,000   PacifiCare Health Systems,
                     Inc. (Class B)*.............        3,105,000
                                                   ---------------
                   HEALTHCARE PRODUCTS & SERVICES
          65,000   Baxter International, Inc.....        2,803,125
          79,500   Columbia/HCA Healthcare
                     Corp........................        2,673,187
                                                   ---------------
                                                         5,476,312
                                                   ---------------
                   HOUSEWARES
          60,000   Tupperware Corp...............        2,010,000
                                                   ---------------
                   INDUSTRIALS
          39,000   Honeywell, Inc................        2,647,125
                                                   ---------------
                   INSURANCE
          29,000   American International Group,
                     Inc.........................        3,403,875
                                                   ---------------
                   OFFICE EQUIPMENT
          18,000   Ikon Office Solutions, Inc....          603,000
                                                   ---------------
                   PAPER & FOREST PRODUCTS
          51,000   Champion International
                     Corp........................        2,320,500
           9,000   Unisource Worldwide, Inc......          138,375
                                                   ---------------
                                                         2,458,875
                                                   ---------------
                   PHARMACEUTICALS
          49,000   Johnson & Johnson.............        2,590,875
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
PORTFOLIO OF INVESTMENTS MARCH 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   RETAIL
         370,000   Charming Shoppes, Inc.*.......  $     1,988,750
          54,000   Home Depot, Inc...............        2,889,000
                                                   ---------------
                                                         4,877,750
                                                   ---------------
                   RETAIL - SPECIALTY
          90,000   Circuit City Stores, Inc......        3,003,750
                                                   ---------------
                   SAVINGS & LOAN ASSOCIATIONS
          45,000   Golden West Financial Corp....        2,823,750
                                                   ---------------
                   STEEL & IRON
         193,000   Bethlehem Steel Corp.*........        1,592,250
                                                   ---------------
                   UTILITIES - GAS
          72,000   Williams Co., Inc.............        3,204,000
                                                   ---------------

                   TOTAL UNITED STATES...........      103,321,562
                                                   ---------------

                   VENEZUELA (0.1%)
                   TELECOMMUNICATIONS
          13,000   Compania Anonima Nacional
                     Telefonos de Venezuela
                     (Class D) (ADR).............          378,625
                                                   ---------------

                   TOTAL COMMON AND PREFERRED
                   STOCKS, WARRANTS, RIGHTS AND
                   BONDS
                   (IDENTIFIED COST
                   $371,453,404).................      403,539,416
                                                   ---------------

    PRINCIPAL
    AMOUNT IN
    THOUSANDS
-----------------
                   SHORT-TERM INVESTMENT (a) (3.1%)
                   U.S. GOVERNMENT AGENCY
 $        13,000   Federal Home Loan Mortgage
                     Corp. 6.50% due04/01/97
                     (Amortized Cost
                     $13,000,000)................       13,000,000
                                                   ---------------

    CURRENCY
    AMOUNT IN
    THOUSANDS                                           VALUE
------------------------------------------------------------------
                   PURCHASED PUT OPTION ON FOREIGN CURRENCY (0.2%)
      DEM 24,165   July 17, 1997/DEM 1.611
                     (IDENTIFIED COST
                     $287,250)...................  $       627,750
                                                   ---------------

TOTAL INVESTMENTS
(IDENTIFIED COST
$384,740,654) (B)...........       99.6%   417,167,166

CASH AND OTHER ASSETS IN
EXCESS OF LIABILITIES.......        0.4      1,791,008
                                  -----   ------------

NET ASSETS..................      100.0%  $418,958,174
                                  -----   ------------
                                  -----   ------------

---------------------
ADR  American Depository Receipt.
GDR  Global Depository Receipt.
GDS  Global Depository Shares.
 K   In thousands.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
++ Consists of one or more class of securities traded together as a unit; generally stocks with attached warrants.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $62,160,161 and the aggregate gross unrealized depreciation is $29,733,649, resulting in net unrealized appreciation of $32,426,512.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT MARCH 31, 1997:

                                                UNREALIZED
   CONTRACTS       IN EXCHANGE     DELIVERY    APPRECIATION
  TO DELIVER           FOR           DATE     (DEPRECIATION)
------------------------------------------------------------
 L      339,840      $    550,031  04/01/97   $     (6,627)
  CHF   350,179      $    238,606  04/01/97         (3,230)
  NLG 1,396,751      $    733,935  04/01/97         (9,651)
 $      885,414     Y 109,437,189  04/01/97         (1,288)
 Y   83,303,207      $    673,702  04/02/97            708
                                              --------------
      Net Unrealized Depreciation...........  $    (20,088)
                                              --------------
                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
SUMMARY OF INVESTMENTS MARCH 31, 1997

                                                                 PERCENT OF
INDUSTRY                                          VALUE          NET ASSETS
------------------------------------------------------------------------------
Aerospace & Defense.......................  $      10,926,674           2.6%
Agriculture...............................            362,337           0.1
Apparel...................................          2,036,461           0.5
Appliances & Household Durables...........          2,695,173           0.6
Auto Parts................................            503,738           0.1
Auto Parts - Original Equipment...........          1,375,065           0.3
Auto Trucks & Parts.......................          1,829,434           0.4
Automobiles...............................         17,734,944           4.2
Banking...................................         22,502,064           5.4
Banks.....................................          1,001,476           0.2
Beverages - Soft Drinks...................          6,489,375           1.5
Building & Construction...................         10,522,120           2.5
Building Materials........................          3,715,028           0.9
Business & Public Services................          6,893,496           1.7
Chemicals.................................         13,530,069           3.2
Chemicals - Specialty.....................            185,157           0.0
Commercial Services.......................          1,417,557           0.3
Communications - Equipment & Software.....          2,310,000           0.6
Computer Software.........................          7,195,606           1.7
Computers - Peripheral Equipment..........          2,647,625           0.6
Computers - Systems.......................          3,408,000           0.8
Conglomerates.............................         11,618,696           2.8
Consumer Products.........................          4,846,126           1.2
Currency Options..........................            627,750           0.2
Data Processing...........................            275,432           0.1
Distribution..............................            155,140           0.0
Electrical Equipment......................         23,116,253           5.6
Electronics...............................          3,564,547           0.9
Electronics - Semiconductors/
  Components..............................          4,096,742           1.0
Energy....................................         20,216,561           4.9
Engineering & Construction................          2,152,581           0.5
Entertainment.............................          2,406,940           0.6
Financial Services........................          9,981,506           2.4
Food Processing...........................          1,312,923           0.3
Food Services.............................            573,585           0.1
Food, Beverage, Tobacco & Household
  Products................................         12,552,113           3.0
Foods & Beverages.........................          2,170,511           0.5
Forest Products, Paper & Packing..........          3,132,751           0.7
Furniture.................................            183,706           0.0
Hardware & Tools..........................          2,409,375           0.6
Health & Personal Care....................          6,005,493           1.4
Healthcare................................            133,838           0.0
Healthcare - Miscellaneous................          3,105,000           0.7
Healthcare Products & Services............          5,476,312           1.3
Housewares................................          2,010,000           0.5
Industrials...............................          3,172,107           0.8

                                                                 PERCENT OF
INDUSTRY                                          VALUE          NET ASSETS
------------------------------------------------------------------------------
Insurance.................................  $      20,838,342           5.0%
Investment Companies......................          2,569,000           0.6
Leisure...................................          2,073,517           0.5
Machine Tools.............................            188,221           0.0
Machinery.................................         12,964,155           3.1
Manufacturing.............................          1,000,596           0.2
Media.....................................          8,624,602           2.1
Medical Products & Supplies...............            312,750           0.1
Merchandising.............................          3,263,862           0.8
Metals....................................            175,311           0.0
Metals & Mining...........................          3,374,762           0.8
Natural Gas...............................            947,786           0.2
Office Equipment..........................            603,000           0.1
Oil & Gas.................................            534,623           0.1
Oil Drilling & Services...................            432,941           0.1
Oil Related...............................            267,746           0.1
Paper & Forest Products...................          2,458,875           0.6
Pharmaceuticals...........................         13,682,028           3.3
Real Estate...............................         10,139,940           2.4
Restaurants...............................            199,026           0.1
Retail....................................         14,596,000           3.5
Retail - Specialty........................          3,003,750           0.7
Savings & Loan Associations...............          2,823,750           0.7
Shipbuilding..............................            606,231           0.1
Steel.....................................          1,546,666           0.4
Steel & Iron..............................          7,301,690           1.7
Telecommunications........................         26,030,067           6.2
Telecommunications Equipment..............            159,234           0.0
Textiles..................................          2,494,290           0.6
Tobacco...................................            257,812           0.1
Transportation............................          5,320,014           1.3
U.S. Government Agency....................         13,000,000           3.1
Utilities.................................          1,491,869           0.4
Utilities - Electric......................          5,843,501           1.4
Utilities - Gas...........................          3,204,000           0.8
Vision Care & Instruments.................             49,741           0.0
Wholesale & International Trade...........              2,131           0.0
Wholesale Distributor.....................            207,950           0.1
                                            -----------------         -----
                                            $     417,167,166          99.6%
                                            -----------------         -----
                                            -----------------         -----

                                                                 PERCENT OF
TYPE OF INVESTMENT                                VALUE          NET ASSETS
------------------------------------------------------------------------------
Common Stocks.............................  $     399,753,868          95.4%
Convertible Bonds.........................            679,715           0.1
Preferred Stocks..........................          2,953,809           0.7
Purchased Option Outstanding..............            627,750           0.2
Rights and Warrants.......................            152,024           0.1
Short-Term Investments....................         13,000,000           3.1
                                            -----------------         -----
                                            $     417,167,166          99.6%
                                            -----------------         -----
                                            -----------------         -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997

ASSETS:
Investments in securities, at value
  (identified cost $384,740,654)............................  $417,167,166
Cash (including $2,055,643 in foreign currency).............     2,579,859
Receivable for:
    Investments sold........................................     1,767,206
    Dividends...............................................       769,133
    Shares of beneficial interest sold......................       447,053
    Foreign withholding taxes reclaimed.....................       133,780
    Interest................................................        16,622
Prepaid expenses and other assets...........................        26,219
                                                              ------------

     TOTAL ASSETS...........................................   422,907,038
                                                              ------------

LIABILITIES:
Payable for:
    Investments purchased...................................     2,252,884
    Shares of beneficial interest repurchased...............       473,058
    Plan of distribution fee................................       367,786
    Investment management fee...............................       367,786
Accrued expenses and other payables.........................       487,350
                                                              ------------

     TOTAL LIABILITIES......................................     3,948,864
                                                              ------------

NET ASSETS:
Paid-in-capital.............................................   381,184,491
Net unrealized appreciation.................................    32,426,602
Net investment loss.........................................    (1,043,971)
Accumulated undistributed net realized gain.................     6,391,052
                                                              ------------

     NET ASSETS.............................................  $418,958,174
                                                              ------------
                                                              ------------

NET ASSET VALUE PER SHARE,
  24,260,898 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                    $17.27
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1997

NET INVESTMENT INCOME:

INCOME
Dividends (net of $642,014 foreign withholding tax).........  $ 7,280,358
Interest....................................................      234,481
                                                              -----------

     TOTAL INCOME...........................................    7,514,839
                                                              -----------

EXPENSES
Plan of distribution fee....................................    4,941,515
Investment management fee...................................    4,936,673
Transfer agent fees and expenses............................      860,950
Custodian fees..............................................      496,155
Professional fees...........................................      174,924
Shareholder reports and notices.............................      150,159
Registration fees...........................................       47,655
Trustees' fees and expenses.................................       16,595
Other.......................................................       36,856
                                                              -----------

     TOTAL EXPENSES.........................................   11,661,482
                                                              -----------

     NET INVESTMENT LOSS....................................   (4,146,643)
                                                              -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
    Investments.............................................   19,297,729
    Foreign exchange transactions...........................    1,668,371
                                                              -----------

     NET GAIN...............................................   20,966,100
                                                              -----------
Net change in unrealized appreciation/depreciation on:
    Investments.............................................   (8,008,589)
    Translation of forward foreign currency contracts, other
      assets and liabilities denominated in foreign
      currencies............................................     (713,283)
                                                              -----------

     NET DEPRECIATION.......................................   (8,721,872)
                                                              -----------

     NET GAIN...............................................   12,244,228
                                                              -----------

NET INCREASE................................................  $ 8,097,585
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE YEAR
                                                                  ENDED        FOR THE YEAR
                                                                MARCH 31,         ENDED
                                                                  1997        MARCH 31, 1996
--------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss.........................................  $  (4,146,643)   $  (1,087,335)
Net realized gain...........................................     20,966,100       41,362,377
Net change in unrealized appreciation.......................     (8,721,872)      36,965,641
                                                              -------------   --------------

     NET INCREASE...........................................      8,097,585       77,240,683

Distributions from net realized gain........................    (31,533,387)        (692,945)
Net decrease from transactions in shares of beneficial
  interest..................................................    (77,594,246)     (68,817,900)
                                                              -------------   --------------

     NET INCREASE (DECREASE)................................   (101,030,048)       7,729,838

NET ASSETS:
Beginning of period.........................................    519,988,222      512,258,384
                                                              -------------   --------------

     END OF PERIOD
    (INCLUDING A NET INVESTMENT LOSS OF $1,043,971 AND
    DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME OF
    $903,011, RESPECTIVELY).................................  $ 418,958,174    $ 519,988,222
                                                              -------------   --------------
                                                              -------------   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter World Wide Investment Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is total return on its assets primarily through long-term capital growth and to a lesser extent, from income. The Fund seeks to achieve its objective by investing in common stocks and equivalents, preferred stocks, bonds and other debt obligations of domestic and foreign companies, governments and international organizations. The Fund was organized as a Massachusetts business trust on July 7, 1983 and commenced operations on October 31, 1983.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") or Morgan Grenfell Investment Services Limited (the "Sub-Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined

DEAN WITTER WORLD WIDE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. OPTION ACCOUNTING PRINCIPLES -- When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER WORLD WIDE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 1.0% to the portion of daily net assets not exceeding $500 million and 0.95% to the portion of daily net assets in excess of $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business and also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a Sub-Advisory Agreement between the Sub-Adviser and the Investment Manager, the Sub-Adviser provides the Fund with investment advice and portfolio management relating to the Fund's non-U.S. investments, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Adviser monthly compensation equal to 40% of its monthly compensation.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to

DEAN WITTER WORLD WIDE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered by the Distributor may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, included carrying charges, totaled $20,399,997 at March 31, 1997.

The Distributor has informed the Fund that for the year ended March 31, 1997, it received approximately $803,000 in contingent deferred sales charges from redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 1997 aggregated $232,691,627 and $356,048,768, respectively.

DEAN WITTER WORLD WIDE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

For the year ended March 31, 1997, the Fund incurred brokerage commissions of $16,375 with DWR for portfolio transactions executed on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At March 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $148,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended March 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $1,290. At March 31, 1997, the Fund had an accrued pension liability of $49,252 which is included in accrued expenses in the Statement of Assets and Liabilities.

During the year ended March 31, 1997, foreign regulatory authorities initiated an investigation involving an individual associated with an affiliate of the Fund's Sub-Adviser. Although this investigation did not at any time involve the Fund or the Investment Manager, the Sub-Adviser's affiliate purchased from the Fund two securities whose separate holdings by the affiliate had become part of the investigation. These securities represented only a very small percentage of the Fund's portfolio (approximately one-twentieth of one percent) and were purchased by the Sub-Adviser's affiliate at the Fund's cost plus interest.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                         FOR THE YEAR               FOR THE YEAR
                                                                             ENDED                      ENDED
                                                                        MARCH 31, 1997             MARCH 31, 1996
                                                                   -------------------------  -------------------------
                                                                     SHARES       AMOUNT        SHARES       AMOUNT
                                                                   ----------  -------------  ----------  -------------
Sold.............................................................   3,614,740  $  65,929,566   5,790,518  $ 100,249,259
Reinvestment of distributions....................................   1,730,254     29,812,283      37,871        656,681
                                                                   ----------  -------------  ----------  -------------
                                                                    5,344,994     95,741,849   5,828,389    100,905,940
Repurchased......................................................  (9,610,570)  (173,336,095) (9,903,997)  (169,723,840)
                                                                   ----------  -------------  ----------  -------------
Net decrease.....................................................  (4,265,576) $ (77,594,246) (4,075,608) $ (68,817,900)
                                                                   ----------  -------------  ----------  -------------
                                                                   ----------  -------------  ----------  -------------

DEAN WITTER WORLD WIDE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS MARCH 31, 1997, CONTINUED

6. FEDERAL INCOME TAX STATUS

Foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net foreign currency losses of approximately $296,000 during fiscal 1997.

As of March 31, 1997, the Fund had temporary book/tax differences primarily attributable to post-October losses and income from the mark-to-market of passive foreign investment companies ("PFICs") and permanent book/tax differences primarily attributable to a net operating loss, foreign currency losses and tax adjustments on PFICs sold by the Fund. To reflect reclassifications arising from permanent book/tax differences for the year ended March 31, 1997, accumulated undistributed net realized gain was charged $4,586,743, paid-in-capital was credited $581,060 and net investment loss was credited $4,005,683.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At March 31, 1997, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions.

DEAN WITTER WORLD WIDE INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                 FOR THE YEAR ENDED MARCH 31
                      ---------------------------------------------------------------------------------
                       1997     1996     1995     1994    1993    1992    1991    1990    1989    1988
-------------------------------------------------------------------------------------------------------

PER SHARE OPERATING
PERFORMANCE:

Net asset value,
 beginning of
 period.............  $ 18.23  $ 15.71  $ 18.20  $14.72  $14.65  $14.57  $14.84  $14.98  $14.93  $17.36
                      -------  -------  -------  ------  ------  ------  ------  ------  ------  ------

Net investment
 income (loss)......    (0.18)   (0.06)   (0.02)  (0.05)   --      --      0.23    0.11    0.08    0.04
Net realized and
 unrealized gain
 (loss).............     0.45     2.60    (1.83)   4.24    0.39    1.05    0.18    0.82    1.24   (0.07)
                      -------  -------  -------  ------  ------  ------  ------  ------  ------  ------

Total from
 investment
 operations.........     0.27     2.54    (1.85)   4.19    0.39    1.05    0.41    0.93    1.32   (0.03)
                      -------  -------  -------  ------  ------  ------  ------  ------  ------  ------

Less dividends and
 distributions:
   From net
   investment
   income...........    --       --       --       --      --     (0.05)  (0.23)  (0.11)  (0.08)  (0.15)
   In excess of net
   investment
   income...........    --       --       (0.02)   --      --      --      --      --      --      --
   From net realized
   gain.............    (1.23)   (0.02)   (0.39)  (0.71)  (0.32)  (0.92)  (0.45)  (0.96)  (1.19)  (2.25)
   In excess of net
   realized gain....    --       --       (0.23)   --      --      --      --      --      --      --
                      -------  -------  -------  ------  ------  ------  ------  ------  ------  ------

Total dividends and
 distributions......    (1.23)   (0.02)   (0.64)  (0.71)  (0.32)  (0.97)  (0.68)  (1.07)  (1.27)  (2.40)
                      -------  -------  -------  ------  ------  ------  ------  ------  ------  ------

Net asset value, end
 of period..........  $ 17.27  $ 18.23  $ 15.71  $18.20  $14.72  $14.65  $14.57  $14.84  $14.98  $14.93
                      -------  -------  -------  ------  ------  ------  ------  ------  ------  ------
                      -------  -------  -------  ------  ------  ------  ------  ------  ------  ------

TOTAL INVESTMENT
RETURN+.............     1.61%   16.20%  (10.37)%  28.40%   2.69%   7.33%   2.80%   6.09%   9.31%   0.39%

RATIOS TO AVERAGE
NET ASSETS:
Expenses............     2.36%    2.45%    2.41%   2.40%   2.42%   2.27%   2.29%   2.21%   2.18%   2.13%

Net investment
 income (loss)......    (0.84)%   (0.21)%   (0.32)%  (0.61)%   0.06%   0.03%   1.53%   0.70%   0.50%   0.23%

SUPPLEMENTAL DATA:
Net assets, end of
 period, in
 millions...........     $419     $520     $512    $494    $218    $263    $279    $306    $312    $368

Portfolio turnover
 rate...............       48%     126%      67%     68%    139%     89%     68%     75%     67%     70%

Average commission
 rate paid..........  $0.0116  $0.0169    --       --      --      --      --      --      --      --

---------------------
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INVESTMENT TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER WORLD WIDE INVESTMENT TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter World Wide Investment Trust (the "Fund") at March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
MAY 16, 1997

                      1997 FEDERAL TAX NOTICE (UNAUDITED)

       During the year ended March 31, 1997, the Fund paid to shareholders $1.12 per share from long-term capital gains. For such period, 27.07% of the ordinary dividends qualified for the dividends received deduction available to corporations.

                 DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES

                                     PART C
                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION

    The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 27 of, Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, dated July 28, 1997, which was filed electronically pursuant to Regulation S-T on July 16, 1997 ("Post-Effective Amendment No. 6") as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-7458 and 33-59004) (the "Registration Statement").

ITEM 16. EXHIBITS

      (1)  Declaration of Trust dated January 8, 1993 ("Declaration of Trust") (incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 4); Amendment Establishing and
           Designating Additional Classes of Shares to Declaration of Trust (incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 6)

      (2)  Amended and Restated By-Laws of Registrant dated as of October 23, 1997

      (3)  Not Applicable

      (4)  Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy
           Statement and Prospectus)

      (5)  Not Applicable

      (6)  Investment Management Agreement (incorporated herein by reference to Exhibit 5 to Post-
           Effective Amendment No. 6)

      (7)  (a)        Distribution Agreement between Registrant and Dean Witter Distributors Inc.
                      (incorporated herein by reference to Exhibit 6(a) to Post-Effective Amendment No.
                      6)
           (b)        Multiple Class Distribution Agreement between Registrant and Dean Witter
                      Distributors, Inc. (incorporated herein by reference to Exhibit 6(b) of
                      Post-Effective Amendment No. 6)
           (c)        Form of Selected Dealer Agreement

      (8)  Not Applicable

      (9)  (a)        Custody Agreement dated April 28, 1993 (incorporated herein by reference to
                      Exhibit 8 to Post-Effective Amendment No. 4)
           (b)        Amended and Restated Transfer Agency and Services Agreement between Registrant and
                      Dean Witter Trust Company

     (10)  (a)        Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated July 28,
                      1997 (incorporated herein by reference to Exhibit 15 to Post-Effective Amendment
                      No. 6)
           (b)        Dean Witter Funds Multiple Class Plan pursuant to Rule 18f-3 (incorporated herein by reference to Exhibit 18 to Post-Effective Amendment No. 6)

     (11)  (a)        Opinion and consent of Gordon Altman Butowsky Weitzen Shalov & Wein
           (b)        Opinion and consent of Lane Altman & Owens

     (12)  Opinion and consent of Gordon Altman Butowsky Weitzen Shalov & Wein regarding tax matters

     (13)  Form of Services Agreement between Dean Witter InterCapital Inc. and Dean Witter Services
           Company Inc. (incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No.
           6)

     (14)  Consent of Independent Accountants

     (15)  Not Applicable

     (16)  Powers of Attorney

     (17)  (a)        Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the Investment Company
                      Act of 1940, for its fiscal year ended March 31, 1997 (incorporated herein by reference to Form 24f-2 filed with the Securities and Exchange Commission on April
                      29, 1997)
           (b)        Form of Proxy

ITEM 17. UNDERTAKINGS

    1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

    2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial BONA FIDE offering of them.

                                   SIGNATURES

    As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 29th day of January 1998.

                                          DEAN WITTER GLOBAL DIVIDEND GROWTH
                                          SECURITIES

                                          By:           /s/ BARRY FINK

                                             -----------------------------------
                                                VICE PRESIDENT AND SECRETARY

    As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                 SIGNATURE                         TITLE                            DATE
       ------------------------------  ------------------------------  ------------------------------
1.     Principal Executive Officer

                                       President, Chief Executive
         /s/ CHARLES A. FIUMEFREDDO     Officer, Trustee and Chairman         January 29, 1998
       ------------------------------

2.     Principal Financial Officer

                                       Treasurer and Principal
            /s/ THOMAS F. CALOIA        Accounting Officer                    January 29, 1998
       ------------------------------

3.     Majority of Trustees

             /s/ MICHAEL BOZIC         Trustee                                January 29, 1998
       ------------------------------

             /s/ EDWIN J. GARN         Trustee                                January 29, 1998
       ------------------------------

             /s/ JOHN R. HAIRE         Trustee                                January 29, 1998
       ------------------------------

            /s/ WAYNE E. HEDIEN        Trustee                                January 29, 1998
       ------------------------------

           /s/ MANUEL H. JOHNSON       Trustee                                January 29, 1998
       ------------------------------

           /s/ MICHAEL E. NUGENT       Trustee                                January 29, 1998
       ------------------------------

           /s/ JOHN L. SCHROEDER       Trustee                                January 29, 1998
       ------------------------------

           /s/ PHILIP J. PURCELL       Trustee                                January 29, 1998
       ------------------------------

                                 EXHIBIT INDEX

 EXHIBIT                                                                                                             PAGE
  NUMBER                                                  EXHIBIT                                                   NUMBER
----------  ----------------------------------------------------------------------------------------------------  ----------
   (2)      Amended and Restated By-Laws of Registrant dated October 23, 1997

   (7)      (c) Form of Selected Dealer Agreement

   (9)      (b) Amended and Restated Transfer Agency and Services Agreement between Registrant and Dean Witter
             Trust Company

   (11)     (a) Opinion and consent of Gordon Altman Butowsky Weitzen Shalov & Wein

            (b) Opinion and consent of Lane Altman & Owens

   (12)     Opinion and consent of Gordon Altman Butowsky Weitzen Shalov & Wein regarding tax matters

   (14)     Consent of Independent Accountants

   (16)     Powers of Attorney

   (17)     (b) Form of Proxy